PROSPECTUS
July 28, 2008

Seasons Series Trust
(Class 1, Class 2 and Class 3 Shares)

•  Multi-Managed Growth Portfolio
•  Multi-Managed Moderate Growth Portfolio
•  Multi-Managed Income/Equity Portfolio
•  Multi-Managed Income Portfolio
•  Asset Allocation: Diversified Growth Portfolio
•  Stock Portfolio
•  Large Cap Growth Portfolio
•  Large Cap Composite Portfolio
•  Large Cap Value Portfolio
•  Mid Cap Growth Portfolio
•  Mid Cap Value Portfolio
•  Small Cap Portfolio
•  International Equity Portfolio
•  Diversified Fixed Income Portfolio
•  Strategic Fixed Income Portfolio
•  Cash Management Portfolio
•  Focus Growth Portfolio
•  Focus TechNet Portfolio
•  Focus Growth and Income Portfolio
•  Focus Value Portfolio
•  Allocation Growth Portfolio
•  Allocation Moderate Growth Portfolio
•  Allocation Moderate Portfolio
•  Allocation Balanced Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Seasons Series Trust	2

TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series (“Portfolios”) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolios” and the glossary.

Individuals cannot invest in the Portfolios directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with AIG SunAmerica Asset Management Corp., the investment adviser and manager (“SunAmerica” or the “Adviser”). The term “Manager” as used in this prospectus means either SunAmerica or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

Six of the Portfolios, Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio, which we call the “Seasons Portfolios” are available only through the selection of one of four variable investment “Strategies” described in the Variable Contracts prospectus. You should be aware that if you select a “Strategy” you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Eighteen of the Portfolios, which we call the “Seasons Select Portfolios,” the “Seasons Focused Portfolios,” and the “Seasons Managed Allocation Portfolios,” are available as variable investment options under Variable Contracts offered by the Life Insurance Companies.

Each Seasons Managed Allocation Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing its assets in a combination of the Seasons Select Portfolios and the Seasons Focused Portfolios (collectively, the “Underlying Portfolios”).

Q: What are the Portfolios’ investment goals and principal investment strategies?

Q&A

Managed Components — the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio’s investment goal. See “Managed Components” herein.
Capital Appreciation/Growth is an increase in the market value of securities held.
Income is interest payments from bonds or dividends from stocks.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

A:	Each Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy. Each Seasons Managed Allocation Portfolio invests its assets in a combination of the Underlying Portfolios rather than investing directly in stocks, bonds, cash and other investments. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.
A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days’ notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Growth Portfolio	long-term growth of capital	asset allocation through Managed Components

Multi-Managed Moderate Growth Portfolio	long-term growth of capital, with capital preservation as a secondary objective	asset allocation through Managed Components

Multi-Managed Income/Equity Portfolio	conservation of principal while maintaining some potential for long-term growth of capital	asset allocation through Managed Components

3	Seasons Series Trust

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Income Portfolio	capital preservation	asset allocation through Managed Components

Asset Allocation: Diversified Growth Portfolio	capital appreciation	investment primarily through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets in equity securities and approximately 20% (with a range of 5-35%) of its assets in fixed income securities

Stock Portfolio	long-term capital appreciation, with a secondary objective of increasing dividend income	under normal circumstances, invests at least 80% of net assets in common stocks

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (“Multi-Managed Seasons Portfolios”) allocates all of its assets among three or four distinct Managed Components, each managed by separate Managers and each with its own investment strategy. The four Managers of the Multi-Managed Seasons Portfolios are SunAmerica, Janus Capital Management LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”) and Wellington Management Company, LLP (“Wellington Management”). The four Managed Components are Aggressive Growth/SunAmerica, Growth/Janus, Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management. The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio.

Although each Multi-Managed Seasons Portfolio has a distinct investment goal and allocates its assets in varying percentages among the Managed Components in furtherance of that goal, the Managed Component(s) are managed in the same general manner regardless of the goal of the Multi-Managed Seasons Portfolios. However, the equity/debt weightings of the Balanced/Lord Abbett/SunAmerica component under normal market conditions will vary depending on the goal of the Multi-Managed Seasons Portfolios. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among the Managed Components.

Managed Components

Portfolio	Aggressive Growth component/ SunAmerica	Growth component/ Janus	Balanced component/ Lord Abbett/ SunAmerica	Fixed Income component/ Wellington Management

Multi-Managed Growth Portfolio	20%	40%	14%/6%	20%

Multi-Managed Moderate Growth Portfolio	18%	28%	12.6%/5.4%	36%

Multi-Managed Income/Equity Portfolio	0%	18%	14%/14%	54%

Multi-Managed Income Portfolio	0%	8%	8.5%/8.5%	75%

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

Seasons Series Trust	4

The following chart shows the investment goal and principal investment strategy of each of the Seasons Select Portfolios.

A “Growth” Philosophy — investing in securities believed to offer the potential for long-term growth of capital — focuses on securities considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
A “Value” Philosophy — investing in securities that are believed to be undervalued in the market — often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
“Net assets” will take into account any borrowing for investment purposes.

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Large Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a growth strategy

Large Cap Composite Portfolio	long-term growth of capital and growth of dividend income	under normal circumstances, invests at least 80% of net assets in equity securities of large companies that offer the potential for long-term growth of capital or dividends

Large Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a value strategy

Mid Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a growth strategy

Mid Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a value strategy

Small Cap Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of small companies

5	Seasons Series Trust

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

International Equity Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of issuers in at least three countries other than the U.S.

Diversified Fixed Income Portfolio	relatively high current income and secondarily capital appreciation	under normal circumstances, invests at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, mortgage-backed securities, investment grade debt securities, and high yield/high risk bonds (“junk bonds”)

Strategic Fixed Income Portfolio	high level of current income and, secondarily, capital appreciation over the long term	under normal circumstances, invests at least 80% of net assets in multiple sectors of the fixed income market, including high yield bonds, foreign government and corporate debt securities from developed and emerging markets, mortgage-backed securities and U.S. government, agency and investment grade securities

Cash Management Portfolio	high current yield while preserving capital	invests in a diversified selection of money market instruments

Each Seasons Select Portfolio except the Cash Management Portfolio, is managed by multiple Managers, and we call these Portfolios the “Multi-Managed Seasons Select Portfolios.” Each Multi-Managed Seasons Select Portfolio offers you access to at least three different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. To balance the risks of an actively managed portfolio, each Multi-Managed Seasons Select Portfolio, except the Strategic Fixed Income Portfolio, includes a passively-managed index component, currently managed by AIG Global Investment Corp. (“AIGGIC”) that seeks to track a target index or a subset of an index.

Seasons Series Trust	6

The following chart shows the investment goal and principal investment strategy of each of the Seasons Focused Portfolios.

A “Focus” Strategy — one in which a Manager actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Manager of the Focused Portfolios will generally invest in up to 10 securities, and each of these Portfolios will generally hold up to a total of 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including following the employment of a new Manager to manage a Portfolio or a portion of a Portfolio. In this situation the new Manager may be selling securities and buying new securities at the same time, resulting in the Portfolio holding more than its usual number of holdings. Each Manager may invest in additional financial instruments for the purpose of cash management or to hedge a security position.
Active Trading:  A strategy used whereby a Portfolio may engage in frequent trading of securities to achieve its investment goal.
Market Capitalization represents the total market value of the outstanding securities of a corporation.

Seasons Focused Portfolios

Portfolio	Investment Goal	Strategy

Focus Growth Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization

Focus TechNet Portfolio	long-term growth of capital	active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the Managers believe will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal circumstances, at least 80% of net assets will be invested in such securities

Focus Growth and Income Portfolio	long-term growth of capital and current income	active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Managers believe have elements of growth and value, issued by large-cap companies including those that may offer the potential for a reasonable level of current income. Each Manager may emphasize either a growth orientation or a value orientation at any particular time

Focus Value Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of value criteria, without regard to market capitalization

The Seasons Focused Portfolios offer you access to several different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. Each Manager actively selects a limited number of stocks that represent some of their favorite ideas. This “Focus” approach to investing results in a more concentrated portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

7	Seasons Series Trust

SunAmerica initially allocated the assets of each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica allocates new cash from share purchases over redemption requests equally among the Managers (except for the Strategic Fixed Income Portfolio), unless SunAmerica determines that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The assets of the Diversified Fixed Income Portfolio are not divided equally between the three managers, but have a targeted allocation of 50% to one Manager (AIGGIC) with a portion actively managed and another passively managed and 25% each to the two other Managers. With respect to the Strategic Fixed Income Portfolio, SunAmerica intends to allocate the Portfolio’s assets, including new cash, between the three Managers with a targeted allocation of approximately 40% each to the two Managers responsible for subadvising the corporate high-yield debt and mortgage-backed securities portions of the Portfolio and 20% to the Manager subadvising the emerging market debt portion of the Portfolio. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager of the Portfolio subject to the allocation described above for the Strategic Fixed Income Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio’s asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Multi-Managed Seasons Select Portfolio or Seasons Focused Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board of Trustees, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

The following chart shows the investment goal and principal investment strategy of each of the Seasons Managed Allocation Portfolios.

Seasons Managed Allocation Portfolios

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Allocation Growth Portfolio	long-term capital appreciation	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 80% of its net assets in equity portfolios.

Allocation Moderate Growth Portfolio	long-term capital appreciation	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 30% and no more than 90% of its net assets in equity portfolios and at least 10% and no more than 70% of its net assets in fixed income portfolios.

Allocation Moderate Portfolio	long-term capital appreciation and moderate current income	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 20% and no more than 80% of its net assets in equity portfolios and at least 20% and no more than 80% of its net assets in fixed income portfolios.

Allocation Balanced Portfolio	long-term capital appreciation and current income	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests no more than 70% of its net assets in equity portfolios.

Seasons Series Trust	8

Additional information about the principal investment techniques of the Seasons Managed Allocation Portfolios.

The Seasons Managed Allocation Portfolios may invest in a combination of the following Underlying Portfolios: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio, Strategic Fixed Income Portfolio, Cash Management Portfolio, Focus Growth Portfolio, Focus Growth and Income Portfolio, Focus Value Portfolio, and Focus TechNet Portfolio. However, the Seasons Managed Allocation Portfolios may not utilize all of the available Underlying Portfolios to meet their investment goals. The Underlying Portfolios have been selected to represent a reasonable range of investment options for each Seasons Managed Allocation Portfolio.

For each Seasons Managed Allocation Portfolio, the Manager determines a target asset class allocation. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, high-yield, emerging markets), mortgages, and cash equivalents. Based on these target asset class allocations, the Manager determines a range and a target portfolio allocation in which each Seasons Managed Allocation Portfolio will invest in the Underlying Portfolios. The Manager may change the asset allocation ranges and the percentage invested in any of the Underlying Portfolios from time to time. The following chart reflects the percentage in which each Seasons Managed Allocation Portfolio was invested in the Underlying Portfolios as of March 31, 2008.

		Allocation
	Allocation	Moderate	Allocation	Allocation
	Growth	Growth	Moderate	Balanced
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Large Cap Growth Portfolio	16.1%	12.4%	10.2%	7.3%

Focus Growth Portfolio	2.8%	2.3%	1.8%	1.3%

Large Cap Value Portfolio	23.1%	21.2%	18.9%	16.4%

Focus Value Portfolio	5.0%	4.9%	4.3%	3.8%

Mid Cap Growth Portfolio	2.9%	2.4%	1.9%	1.9%

Mid Cap Value Portfolio	5.9%	5.3%	4.8%	3.8%

Small Cap Portfolio	13.7%	10.1%	6.7%	3.8%

International Equity Portfolio	27.2%	21.7%	16.1%	11.6%

Diversified Fixed Income Portfolio	1.1%	13.3%	21.2%	33.8%

Strategic Fixed Income Portfolio	2.2%	6.4%	14.1%	16.3%

Due to market movements, portfolio management decisions or cash flow considerations, the Manager may determine that a Seasons Managed Allocation Portfolio’s investments in the Underlying Portfolios requires adjustments in order to meet its target asset class allocation. Generally, the Manager will manage the investments among the Underlying Portfolios for each Seasons Managed Allocation Portfolio to match its target asset class allocation and to rebalance assets back to the target asset class allocation as it deems necessary.

As an investor in a Seasons Managed Allocation Portfolio, you pay the expenses of such Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios in which the Seasons Managed Allocation Portfolio invests.

9	Seasons Series Trust

For more complete information about the investment strategies and techniques of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios intend to invest, see the charts herein.

Q:	What are the principal risks of investing in the Portfolios?

A:	The performance of the Seasons Managed Allocation Portfolios directly reflects the performance of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios invest. Therefore, the performance of a Seasons Managed Allocation Portfolio depends both on its allocation among the Underlying Portfolios and the Underlying Portfolios’ ability to meet their investment goals. The Manager may not accurately assess the attractiveness or risk potential of particular Underlying Portfolios, asset classes, or investment styles.

The following section describes the principal risks of each Portfolio. The charts herein also describe various additional risks. Each Seasons Managed Allocation Portfolio is also exposed to the risks of its Underlying Portfolios.

Management Risks

Each Seasons Managed Allocation Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of Seasons Managed Allocation Portfolio assets among the Underlying Portfolios may not produce the desired result. Similarly, each Seasons Portfolio, Seasons Select Portfolio and Seasons Focused Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Equity Securities

The Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity, Focus Growth, Focus TechNet, Focus Growth and Income and Focus Value Portfolios invest primarily in equity securities. Each Seasons Managed Allocation Portfolio may invest in certain Underlying Portfolios that invest in equity securities (“Underlying Equity Portfolios”), and the Allocation Growth, Allocation Moderate Growth and Allocation Moderate Portfolios invest primarily in Underlying Equity Portfolios. The Seasons Managed Allocation Portfolios are subject to the risks of changing market conditions generally. In addition, the Multi-Managed Income/Equity Portfolio invests significantly in equity securities.

As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio’s investments in equity securities or the Seasons Managed Allocation Portfolio’s allocation to Underlying Equity Portfolios increases, which also increases the risk that you may lose money during declines in the stock market. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant benchmarks or other funds with comparable investment objectives and strategies.

Risks of Investing in Growth Stocks

Growth stocks are historically volatile, which will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Mid Cap Growth, Small Cap, Focus Growth, Focus Growth and Income and Focus TechNet Portfolios (certain of such Portfolios are Underlying Equity Portfolios).

Risks of Investing in Value Stocks

The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, will particularly affect the Focus Growth and Income, Focus Value, Large Cap Value and Mid Cap Value Portfolios. Each of these Portfolios is an Underlying Equity Portfolio.

Seasons Series Trust	10

Risks of Indexing

A component of the following portfolios is managed to track the performance of an index: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio. The Manager of such components, AIGGIC, may endeavor to track the index by purchasing every stock included in the index in the same proportions. In the alternative, the Manager may invest in a sampling of index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the index. If this component of such Portfolio does not adequately track the characteristics of the index, it is likely that the performance of this component will not be similar to the performance of the index and, therefore, may have an impact on the overall performance of the Portfolio. The index component will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, raising funds to meet redemptions or rebalancing the portfolio, even if there are adverse developments concerning a particular security, company or industry.

Each of the Seasons Managed Allocation Portfolios may invest in certain Underlying Portfolios in which a component of such Underlying Portfolios is managed to track the performance of an index.

Risks of Investing in Technology Companies

The Focus TechNet Portfolio invests at least 80% of its net assets in securities of companies that the Managers believe will benefit significantly from technological advances or improvements (“technology companies”). Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio may be considerably more volatile than those of a portfolio that does not invest in technology companies. Technology company risk will also affect the Mid Cap Growth Portfolio. Each of the Seasons Managed Allocation Portfolios may invest in an Underlying Portfolio which may invest in technology companies.

Risks of Investing in Bonds

The Multi-Managed Income/Equity, Multi-Managed Income, Diversified Fixed Income and Strategic Fixed Income Portfolios invest primarily in bonds. In addition, the Multi-Managed Growth, Multi-Managed Moderate Growth and Asset Allocation: Diversified Growth Portfolios each invests significantly in bonds. Each of the Seasons Managed Allocation Portfolios may invest in an Underlying Portfolio which invests in bonds (Diversified Fixed Income and Strategic Fixed Income Portfolios) (each, an “Underlying Fixed Income Portfolio”). The Seasons Managed Allocation Portfolios are subject to the risks to which an Underlying Fixed Income Portfolio is exposed.

As with any bond fund, the value of your investment in these Portfolios or the Seasons Managed Allocation Portfolios (by virtue of their Underlying Portfolios) may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

Risks of Investing in Junk Bonds

All Portfolios except the Stock, Mid Cap Growth and Cash Management Portfolios may invest to varying degrees in high yield/high risk securities, also known as “junk bonds,” which are considered speculative. Each of the Seasons Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call

11	Seasons Series Trust

provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

Risks of Investing in Money Market Securities

While an investment in the Cash Management Portfolio should present the least market risk of any of the Portfolios, you should be aware that an investment in this Portfolio is subject to the risks that the value of its investments in high-quality short-term debt obligations (“money market securities”) may be affected by changes in interest rates, changes in the rating of an issuer of a money market security and the ability of an issuer to make payments of interest and principal. Additional risks may be found in the section titled “More Information about the Portfolios.” Cash Management Portfolio does not seek to maintain a stable net asset value of $1.00. Each of the Seasons Managed Allocation Portfolios may invest in the Cash Management Portfolio.

Risks of Investing Internationally

All Portfolios except the Cash Management Portfolio may invest in foreign securities. Each of the Seasons Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in foreign securities. The International Equity Portfolio invests at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Emerging Market Countries

The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. Each Portfolio other than the Cash Management Portfolio may invest in issuers in emerging market countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Each Seasons Managed Allocation Portfolio may invest in the Underlying Portfolios that may invest in issuers in emerging market countries.

Risks of Investing in Smaller Companies

All Portfolios except the Diversified Fixed Income, Strategic Fixed Income and Cash Management Portfolios may invest in equity securities of smaller companies. Each of the Seasons Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in stocks of smaller companies. The Small Cap Portfolio invests at least 80% of net assets in equity securities of smaller companies. Stocks of smaller companies and to a lesser extent, mid-cap companies, may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Mid-Cap Growth and Small Cap Portfolios.

Risks of Investing in “Non-Diversified” Portfolios

All Portfolios except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income, Strategic Fixed Income and Cash Management Portfolios are “non-diversified,” which means that each can invest a larger portion of its assets in the stock of a single company (including one of the Underlying Portfolios) than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Seasons Series Trust	12

Additional Principal Risks

Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:	How have the Seasons Portfolios performed historically?

A:	The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and by comparing each Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

13	Seasons Series Trust

MULTI-MANAGED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 31.19% (quarter ended 12/31/99) and the lowest return for a quarter was –16.31% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −4.41%.

Average Annual Total Returns	Past	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years	Inception[6]
Multi-Managed Growth Portfolio Class 1	13.32%	12.74%	8.10%	N/A
Class 2	13.12%	12.58%	N/A	0.93%
Class 3	13.04%	12.49%	N/A	11.86%

S&P 500®[1] Class 1	5.49%	12.83%	5.91%	N/A
Class 2	5.49%	12.83%	N/A	2.66%
Class 3	5.49%	12.83%	N/A	12.15%

Lehman Brothers U.S. Aggregate Index[2] Class 1	6.97%	4.42%	5.97%	N/A
Class 2	6.97%	4.42%	N/A	6.19%
Class 3	6.97%	4.42%	N/A	4.59%

Russell 2000® Index[3] Class 1	−1.57%	16.25%	7.08%	N/A
Class 2	−1.57%	16.25%	N/A	8.00%
Class 3	−1.57%	16.25%	N/A	16.05%

Russell 1000® Index[4] Class 1	5.77%	13.43%	6.20%	N/A
Class 2	5.77%	13.43%	N/A	2.93%
Class 3	5.77%	13.43%	N/A	12.79%

Blended Benchmark Index[5] Class 1	4.72%	11.44%	6.68%	N/A
Class 2	4.72%	11.44%	N/A	5.16%
Class 3	4.72%	11.44%	N/A	11.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.

[3]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 51% Russell 1000® Index, 27% Lehman Brothers U.S. Aggregate Index, 20% Russell 2000® Index and 2% Treasury Bills.

[6]	Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	14

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 24.57% (quarter ended 12/31/99) and the lowest return for a quarter was –12.03% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −3.97%.

Average Annual Total Returns	Past	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years	Inception[6]
Multi-Managed Moderate Growth Portfolio Class 1	10.54%	10.45%	7.40%	N/A
Class 2	10.34%	10.29%	N/A	1.76%
Class 3	10.34%	10.19%	N/A	9.80%

S&P 500®[1] Class 1	5.49%	12.83%	5.91%	N/A
Class 2	5.49%	12.83%	N/A	2.66%
Class 3	5.49%	12.83%	N/A	12.15%

Lehman Brothers U.S. Aggregate Index[2] Class 1	6.97%	4.42%	5.97%	N/A
Class 2	6.97%	4.42%	N/A	6.19%
Class 3	6.97%	4.42%	N/A	4.59%

Russell 2000® Index[3] Class 1	−1.57%	16.25%	7.08%	N/A
Class 2	−1.57%	16.25%	N/A	8.00%
Class 3	−1.57%	16.25%	N/A	16.05%

Russell 1000® Index[4] Class 1	5.77%	13.43%	6.20%	N/A
Class 2	5.77%	13.43%	N/A	2.93%
Class 3	5.77%	13.43%	N/A	12.79%

Blended Benchmark Index[5] Class 1	5.08%	10.04%	6.68%	N/A
Class 2	5.08%	10.04%	N/A	5.61%
Class 3	5.08%	10.04%	N/A	9.86%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.

[3]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 37.9% Russell 1000® Index, 42.3% Lehman Brothers U.S. Aggregate Index, 18.0% Russell 2000® Index and 1.8% Treasury Bills.

[6]	Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

15	Seasons Series Trust

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 10.80% (quarter ended 12/31/99) and the lowest return for a quarter was –5.32% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –1.51%.

Average Annual Total Returns	Past	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years	Inception[5]
Multi-Managed Income/Equity Portfolio Class 1	10.12%	7.99%	6.54%	N/A
Class 2	9.99%	7.83%	N/A	3.68%
Class 3	9.90%	7.71%	N/A	7.57%

S&P 500®[1] Class 1	5.49%	12.83%	5.91%	N/A
Class 2	5.49%	12.83%	N/A	2.66%
Class 3	5.49%	12.83%	N/A	12.15%

Lehman Brothers U.S. Aggregate Index[2] Class 1	6.97%	4.42%	5.97%	N/A
Class 2	6.97%	4.42%	N/A	6.19%
Class 3	6.97%	4.42%	N/A	4.59%

Russell 1000® Index[3] Class 1	5.77%	13.43%	6.20%	N/A
Class 2	5.77%	13.43%	N/A	2.93%
Class 3	5.77%	13.43%	N/A	12.79%

Blended Benchmark Index[4] Class 1	6.63%	7.42%	6.28%	N/A
Class 2	6.63%	7.42%	N/A	5.28%
Class 3	6.63%	7.42%	N/A	7.34%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 33.4% Russell 1000® Index, 63.8% Lehman Brothers U.S. Aggregate Index, and 2.8% Treasury Bills.

[5]	Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	16

MULTI-MANAGED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.32% (quarter ended 6/30/03) and the lowest return for a quarter was –2.64% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –1.37%.

Average Annual Total Returns	Past	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years	Inception[5]
Multi-Managed Income Portfolio Class 1	7.69%	6.02%	5.81%	N/A
Class 2	7.55%	5.86%	N/A	4.42%
Class 3	7.46%	5.75%	N/A	5.83%

S&P 500®[1] Class 1	5.49%	12.83%	5.91%	N/A
Class 2	5.49%	12.83%	N/A	2.66%
Class 3	5.49%	12.83%	N/A	12.15%

Lehman Brothers U.S. Aggregate Index[2] Class 1	6.97%	4.42%	5.97%	N/A
Class 2	6.97%	4.42%	N/A	6.19%
Class 3	6.97%	4.42%	N/A	4.59%

Russell 1000® Index[3] Class 1	5.77%	13.43%	6.20%	N/A
Class 2	5.77%	13.43%	N/A	2.93%
Class 3	5.77%	13.43%	N/A	12.79%

Blended Benchmark Index[4] Class 1	6.80%	5.98%	6.16%	N/A
Class 2	6.80%	5.98%	N/A	5.74%
Class 3	6.80%	5.98%	N/A	6.02%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 17.35% Russell 1000® Index, 80.95% Lehman Brothers U.S. Aggregate Index, and 1.7% Treasury Bills.

[5]	Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

17	Seasons Series Trust

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was –15.03% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −8.00%.

Average Annual Total Returns	Past	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years	Inception[8]
Asset Allocation: Diversified Growth Portfolio Class 1	5.24%	11.78%	5.21%	N/A
Class 2	5.10%	11.63%	N/A	3.47%
Class 3	5.02%	11.51%	N/A	11.00%

Russell 3000® Index[1] Class 1	5.14%	13.63%	6.22%	N/A
Class 2	5.14%	13.63%	N/A	3.29%
Class 3	5.14%	13.63%	N/A	13.02%

S&P 500®[2] Class 1	5.49%	12.83%	5.91%	N/A
Class 2	5.49%	12.83%	N/A	2.66%
Class 3	5.49%	12.83%	N/A	12.15%

MSCI EAFE Index[3] Class 1	11.17%	21.59%	8.66%	N/A
Class 2	11.17%	21.59%	N/A	8.32%
Class 3	11.17%	21.59%	N/A	20.93%

Lehman Brothers U.S. Aggregate Index[4] Class 1	6.97%	4.42%	5.97%	N/A
Class 2	6.97%	4.42%	N/A	6.19%
Class 3	6.97%	4.42%	N/A	4.59%

JP Morgan Developed Market High Yield Index[5] Class 1	2.69%	10.77%	5.77%	N/A
Class 2	2.69%	10.77%	N/A	7.90%
Class 3	2.69%	10.77%	N/A	11.36%

MSCI Emerging Markets Free IndexSM 6 Class 1	39.78%	37.46%	14.53%	N/A
Class 2	39.78%	37.46%	N/A	22.21%[9]
Class 3	39.78%	37.46%	N/A	35.83%

Blended Benchmark Index[7] Class 1	7.87%	15.10%	7.54%	N/A
Class 2	7.87%	15.10%	N/A	5.90%[9]
Class 3	7.87%	15.10%	N/A	13.98%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Seasons Series Trust	18

[3]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[4]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[5]	The JP Morgan Developed High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.
[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free IndexSM excludes closed markets and those shares in otherwise free markets with are not purchasable by foreigners.
[7]	The Blended Benchmark Index consists of 60% Russell 3000® Index, 15% MSCI EAFE Index, 15% Lehman Brothers U.S. Aggregate Index, 5% JP Morgan Developed Market High Yield Index, and 5% MSCI Emerging Markets Free IndexSM. The New Blended Benchmark Index data given is based on information available as of July 31, 2001.

[8]	Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

[9]	Index inception return is from the month end following the inception date.

19	Seasons Series Trust

STOCK PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was –15.32% (quarter ended 6/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –10.31%.

Average Annual Total Returns	Past	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years	Inception[2]
Stock Portfolio Class 1	10.33%	13.82%	7.36%	N/A
Class 2	10.13%	13.65%	N/A	3.36%
Class 3	10.07%	13.54%	N/A	12.76%

S&P 500®[1] Class 1	5.49%	12.83%	5.91%	N/A
Class 2	5.49%	12.83%	N/A	2.66%
Class 3	5.49%	12.83%	N/A	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

[2]	Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	20

LARGE CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 13.69% (quarter ended 6/30/03) and the lowest return for a quarter was –17.84% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −4.44%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Growth Portfolio[1] Class 1	15.45%	13.53%	3.01%
Class 2	15.32%	13.37%	–0.06%
Class 3	15.18%	13.25%	12.12%

S&P 500®/Citigroup Growth Index[2] Class 1	9.13%	10.94%	1.07% [4]
Class 2	9.13%	10.94%	–0.59%
Class 3	9.13%	10.94%	9.29%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Growth Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.
[4]	Index inception return is from the month end following the inception date.

21	Seasons Series Trust

LARGE CAP COMPOSITE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 14.12% (quarter ended 6/30/03) and the lowest return for a quarter was –16.14% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –11.13%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Composite Portfolio[1] Class 1	7.07%	12.05%	3.37%
Class 2	6.85%	11.88%	1.10%
Class 3	6.77%	11.75%	11.00%

S&P 500®[2] Class 1	5.49%	12.83%	3.54%
Class 2	5.49%	12.83%	2.66%
Class 3	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	22

LARGE CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.95% (quarter ended 6/30/03) and the lowest return for a quarter was –19.47% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –13.04%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Value Portfolio[1] Class 1	4.07%	13.82%	7.07%
Class 2	3.86%	13.64%	6.87%
Class 3	3.78%	13.54%	13.19%

S&P 500®/Citigroup Value Index[2] Class 1	1.99%	14.73%	5.93% [4]
Class 2	1.99%	14.73%	4.66%
Class 3	1.99%	14.73%	13.27%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.
[4]	Index inception return is from the month end following the inception date.

23	Seasons Series Trust

MID CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 22.83% (quarter ended 12/31/01) and the lowest return for a quarter was –24.38% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −6.90%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Mid Cap Growth Portfolio[1] Class 1	15.92%	18.76%	10.11%
Class 2	15.73%	18.59%	5.27%
Class 3	15.58%	18.47%	17.65%

Russell Midcap® Growth Index[2] Class 1	11.43%	17.90%	6.66%
Class 2	11.43%	17.90%	1.42%
Class 3	11.43%	17.90%	17.49%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	24

MID CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 6/30/03) and the lowest return for a quarter was –15.71% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −8.31%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Mid Cap Value Portfolio[1] Class 1	0.49%	15.63%	12.48%
Class 2	0.34%	15.46%	12.25%
Class 3	0.24%	15.33%	15.62%

Russell Midcap® Value Index[2] Class 1	–1.42%	17.92%	11.28%
Class 2	–1.42%	17.92%	12.78%
Class 3	–1.42%	17.92%	18.23%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

25	Seasons Series Trust

SMALL CAP PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.13% (quarter ended 6/30/03) and the lowest return for a quarter was –22.95% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –12.21%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Small Cap Portfolio[1] Class 1	−3.84%	11.64%	3.60%
Class 2	−3.96%	11.48%	0.79%
Class 3	−4.08%	11.35%	11.13%

Russell 2000® Index[2] Class 1	−1.57%	16.25%	8.61%
Class 2	−1.57%	16.25%	8.00%
Class 3	−1.57%	16.25%	16.05%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001. Effective February 14, 2005, Salomon Brothers Asset Management Inc replaced Lord, Abbett & Co. LLC as manager of a component of the Portfolio. Effective December 1, 2006, ClearBridge Advisors, LLC replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio.

[2]	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	26

INTERNATIONAL EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 6/30/03) and the lowest return for a quarter was –22.48% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –11.89%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
International Equity Portfolio[1] Class 1	10.51%	19.55%	4.62%
Class 2	10.39%	19.37%	4.10%
Class 3	10.22%	19.24%	18.44%

MSCI EAFE Index[2] Class 1	11.17%	21.59%	7.84%
Class 2	11.17%	21.59%	8.32%
Class 3	11.17%	21.59%	20.93%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

27	Seasons Series Trust

DIVERSIFIED FIXED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.47% (quarter ended 9/30/02) and the lowest return for a quarter was –3.01% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.65%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Diversified Fixed Income Portfolio[1] Class 1	6.21%	3.63%	4.28%
Class 2	5.97%	3.49%	4.53%
Class 3	5.89%	3.37%	3.53%

Lehman Brothers U.S. Aggregate Index[2] Class 1	6.97%	4.42%	5.77%
Class 2	6.97%	4.42%	6.19%
Class 3	6.97%	4.42%	4.59%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	28

STRATEGIC FIXED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.20% (quarter ended 9/30/06) and the lowest return for a quarter was −0.79% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −0.90%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[6]
Strategic Fixed Income Portfolio Class 3	3.20%	4.55%

Lehman Brothers U.S. Aggregate Index[1] Class 3	6.97%	4.41%

J.P. Morgan Emerging Market Bond Index Plus[2] Class 3	6.45%	9.58%	[7]

Merrill Lynch High Yield Master II Index[3] Class 3	2.19%	5.31%	[7]

Citigroup Mortgage-backed Securities Index[4] Class 3	6.98%	5.20%	[7]

Blended Benchmark Index[5] Class 3	5.23%	6.62%	[7]

Effective December 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio.

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[2]	The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.
[3]	The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly traded in the U.S. domestic market.
[4]	The Citigroup Mortgage-backed Securities Index is an index of 30- and 15-year mortgages related securities issued by U.S. government agencies.
[5]	The Blended Benchmark Index consists of 33.33% J.P. Mortgage Emerging Market Bond Plus Index, 33.33% Merrill Lynch High Yield Master II Index and 33.34% Citigroup Mortgage-backed Securities Index.
[6]	Inception date for Class 3 shares is February 14, 2005.
[7]	Index inception return is from the month end following the inception date.

29	Seasons Series Trust

CASH MANAGEMENT PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 1.47% (quarter ended 12/31/00) and the lowest return for a quarter was 0.00% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.71%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Cash Management Portfolio[1] Class 1	4.39%	2.50%	2.98%
Class 2	4.25%	2.35%	2.36%
Class 3	4.06%	2.25%	2.19%

US Treasury Bills, 0-3 Months Index Class 1	4.40%	2.90%	3.33% [3]
Class 2	4.40%	2.90%	2.87%
Class 3	4.40%	2.90%	2.88%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Effective February 14, 2005, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) assumed management of the Portfolio. The Portfolio was previously managed by SunAmerica, the Adviser.
[2]	Inception date for Class 1 shares is February 8, 1999. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.
[3]	Index inception return is from the month end following the inception date.

Seasons Series Trust	30

FOCUS GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 18.03% (quarter ended 6/30/03) and the lowest return for a quarter was –16.54% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –12.98%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Growth Portfolio[1] Class 1	23.56%	14.97%	1.49%
Class 2	23.33%	14.81%	3.00%
Class 3	23.21%	14.68%	13.63%

Russell 3000® Growth Index[2] Class 1	11.40%	12.42%	–3.04%
Class 2	11.40%	12.42%	–1.83%
Class 3	11.40%	12.42%	11.43%

S&P 500®[3] Class 1	5.49%	12.83%	1.91%
Class 2	5.49%	12.83%	2.66%
Class 3	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Effective October 1, 2002, Salomon Brothers Asset Management Inc replaced Jennison Associates LLC as manager of a component of the portfolio. Effective February 14, 2005, Credit Suisse Asset Management, LLC and Janus Capital Management LLC replaced Fred Alger Management, Inc. and Salomon Brothers Asset Management Inc as managers of components of the Portfolio. Effective August 23, 2006, Credit Suisse Asset Management, LLC no longer serves as a subadviser to a component of the Portfolio, SunAmerica assumed management of that component of the Portfolio.

[2]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 3000® Growth or the Russell 2000® Growth indexes.

[3]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognised as representative of the performance of the U.S. stock market.
[4]	Inception date for Class 1 shares is July 5, 2000. Inception date for Class 2 shares is October 16, 2000. Inception date for Class 3 shares is November 11, 2002.

31	Seasons Series Trust

FOCUS TECHNET PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 47.62% (quarter ended 12/31/01) and the lowest return for a quarter was –48.47% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –15.18%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Focus TechNet Portfolio[1] Class 2	23.00%	23.00%	−3.79%
Class 3	22.74%	22.87%	21.00%

NASDAQ-100 Index[2] Class 2	19.24%	16.63%	−1.36%
Class 3	19.24%	16.63%	15.60%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Effective March 4, 2003, Van Wagoner Capital Management, Inc. (“Van Wagoner”) was terminated as a subadviser for a component of the Focus TechNet Portfolio. SunAmerica, as investment adviser and manager, monitored that component of the Portfolio until September 15, 2003, when BAMCO, Inc. was engaged as subadviser to manage such component of the Portfolio.

[2]	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.

[3]	Inception date for Class 2 shares is December 29, 2000. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	32

FOCUS GROWTH AND INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 19.03% (quarter ended 6/30/03) and the lowest return for a quarter was –17.89% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –14.22%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Focus Growth and Income Portfolio[1] Class 2	7.11%	13.82%	3.72%
Class 3	7.03%	13.71%	12.67%

S&P 500®[2] Class 2	5.49%	12.83%	3.30%
Class 3	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Effective October 1, 2001, an additional Manager, Harris Associates L.P., assumed management for a component of the Portfolio. Additionally, effective July 29, 2002, Thornburg Investment Management, Inc. replaced SunAmerica, the Adviser, for another component of the Portfolio. Effective August 1, 2005, Harris Associates L.P., was replaced as manager for a component of the Portfolio. SunAmerica, as Adviser, has assumed management of that component of the Portfolio.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 2 shares is December 29, 2000. Inception date for Class 3 shares is November 11, 2002.

33	Seasons Series Trust

FOCUS VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 6/30/03) and the lowest return for a quarter was –18.07% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –15.01%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Value Portfolio[1] Class 2	6.94%	18.52%	13.26%
Class 3	6.86%	18.40%	18.12%

Russell 3000® Value Index[2] Class 2	−1.01%	14.69%	10.03%
Class 3	−1.01%	14.69%	14.49%

Russell 1000® Value Index[3] Class 2	−0.17%	14.63%	9.81%
Class 3	−0.17%	14.63%	14.42%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	Effective June 16, 2003, J.P. Morgan Investment Management Inc. replaced Thornburg Investment Management, Inc. as manager of a component of the Portfolio. Effective January 23, 2006, Northern Trust Investments, N.A. (NTI) replaced American Century Investment Management, Inc. as manager of a component of the Portfolio.
[2]	The Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.
[3]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
[4]	Inception date for Class 2 shares is October 1, 2001. Inception date for Class 3 shares is November 11, 2002.

Seasons Series Trust	34

ALLOCATION GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 7.68% (quarter ended 12/31/06) and the lowest return for a quarter was –2.55% (quarter ended 12/31/07). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –10.79%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Growth Portfolio Class 3	6.81%	10.55%

S&P 500 Index[1] Class 3	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2] Class 3	6.97%	4.41%

Blended Benchmark Index[3] Class 3	5.60%	8.90%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

35	Seasons Series Trust

ALLOCATION MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 6.75% (quarter ended 12/31/06) and the lowest return for a quarter was –2.15% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –9.26%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Moderate Growth Portfolio Class 3	6.51%	9.42%

S&P 500 Index[1] Class 3	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2] Class 3	6.97%	4.41%

Blended Benchmark Index[3] Class 3	5.88%	8.23%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 80% S&P 500 Index and 20% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

Seasons Series Trust	36

ALLOCATION MODERATE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.76% (quarter ended 12/31/06) and the lowest return for a quarter was –1.75% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –7.56%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Moderate Portfolio Class 3	6.17%	8.34%

S&P 500 Index[1] Class 3	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2] Class 3	6.97%	4.41%

Blended Benchmark Index[3] Class 3	6.14%	7.54%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 65% S&P 500 Index and 35% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

37	Seasons Series Trust

ALLOCATION BALANCED PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended 12/31/06) and the lowest return for a quarter was –1.33% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –5.98%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Balanced Portfolio Class 3	5.82%	7.14%

S&P 500 Index[1] Class 3	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2] Class 3	6.97%	4.41%

Blended Benchmark Index[3] Class 3	6.38%	6.84%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 50% S&P 500 Index and 50% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

Seasons Series Trust	38

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

If you are invested in a Seasons Managed Allocation Portfolio, you pay the expenses of that Portfolio and indirectly pay a proportionate share of the expenses of an Underlying Portfolio. The amount of indirect expenses borne by a Seasons Managed Allocation Portfolio is based upon the percentage of its assets that are allocated to the Underlying Portfolios. Because the annual operating expenses of each Underlying Portfolio, and a Seasons Managed Allocation Portfolio’s allocation to that Underlying Portfolio, will vary from year to year, the indirect expenses borne by the Seasons Managed Allocation Portfolio will vary from year to year.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Multi-Managed Growth			Multi-Managed Moderate			Multi-Managed
	Portfolio(2)			Growth Portfolio(2)			Income/Equity Portfolio(2)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	0.89%	0.89%	0.89%	0.84%	0.84%	0.84%	0.81%	0.81%	0.81%
Service (12b-1) Fees	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%
Other Expenses	0.23%	0.23%	0.24%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.12%	1.27%	1.38%	1.00%	1.15%	1.25%	0.97%	1.12%	1.22%

	Multi-Managed Income			Asset Allocation: Diversified Growth			Stock
	Portfolio(2)			Portfolio(2)(3)(7)			Portfolio(2)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	0.77%	0.77%	0.77%	0.83%	0.83%	0.83%	0.84%	0.84%	0.84%
Service (12b-1) Fees	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%
Other Expenses	0.21%	0.21%	0.21%	0.20%	0.20%	0.20%	0.11%	0.11%	0.12%
Acquired Fund Fees and Expenses	N/A	N/A	N/A	0.00%	0.00%	0.00%	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses	0.98%	1.13%	1.23%	1.03%	1.18%	1.28%	0.95%	1.10%	1.21%

	Large Cap Growth			Large Cap Composite			Large Cap Value
	Portfolio(2)(7)			Portfolio(1)(2)(7)			Portfolio(2)(7)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.78%	0.78%	0.78%
Service (12b-1) Fees	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%
Other Expenses	0.10%	0.10%	0.10%	0.48%	0.48%	0.49%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.90%	1.05%	1.15%	1.28%	1.43%	1.54%	0.89%	1.04%	1.14%

39	Seasons Series Trust

	Mid Cap Growth			Mid Cap Value			Small Cap
	Portfolio(2)(7)			Portfolio(2)(7)			Portfolio(2)(7)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Service (12b-1) Fees	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%
Other Expenses	0.17%	0.17%	0.17%	0.14%	0.14%	0.14%	0.24%	0.24%	0.24%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.02%	1.17%	1.27%	0.99%	1.14%	1.24%	1.09%	1.24%	1.34%

	International Equity			Diversified Fixed Income			Strategic Fixed Income
	Portfolio(2)(7)			Portfolio(7)			Portfolio
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	0.93%	0.93%	0.93%	0.69%	0.69%	0.69%	N/A	N/A	0.80%
Service (12b-1) Fees	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%	N/A	N/A	0.25%
Other Expenses	0.25%	0.25%	0.25%	0.13%	0.13%	0.13%	N/A	N/A	0.21%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	N/A	N/A	N/A
Total Annual Portfolio Operating Expenses	1.18%	1.33%	1.43%	0.82%	0.97%	1.07%	N/A	N/A	1.26%

	Cash Management			Focus Growth			Focus TechNet
	Portfolio			Portfolio(2)			Portfolio(1)(2)(4)(8)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	0.45%	0.45%	0.45%	1.00%	1.00%	1.00%	N/A	1.20%	1.20%
Service (12b-1) Fees	0.00%	0.15%	0.25%	0.00%	0.15%	0.25%	N/A	0.15%	0.25%
Other Expenses	0.11%	0.11%	0.11%	0.13%	0.14%	0.14%	N/A	0.30%	0.30%
Total Annual Portfolio Operating Expenses	0.56%	0.71%	0.81%	1.13%	1.29%	1.39%	N/A	1.65%	1.75%

	Focus Growth and Income			Focus Value			Allocation Growth
	Portfolio(2)			Portfolio(2)			Portfolio(6)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	N/A	1.00%	1.00%	N/A	1.00%	1.00%	N/A	N/A	0.10%
Service (12b-1) Fees	N/A	0.15%	0.25%	N/A	0.15%	0.25%	N/A	N/A	None (5)
Other Expenses	N/A	0.18%	0.18%	N/A	0.12%	0.13%	N/A	N/A	0.06%
Acquired Fund Fees and Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.28%
Total Annual Portfolio Operating Expenses	N/A	1.33%	1.43%	N/A	1.27%	1.38%	N/A	N/A	1.44%

	Allocation Moderate			Allocation Moderate
	Growth Portfolio(6)			Portfolio(6)			Allocation Balanced Portfolio(6)
	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3	Class 1	Class 2	Class 3

Management Fees	N/A	N/A	0.10%	N/A	N/A	0.10%	N/A	N/A	0.10%
Service (12b-1) Fees	N/A	N/A	None (5)	N/A	N/A	None (5)	N/A	N/A	None (5)
Other Expenses	N/A	N/A	0.04%	N/A	N/A	0.06%	N/A	N/A	0.09%
Acquired Fund Fees and Expenses	N/A	N/A	1.25%	N/A	N/A	1.20%	N/A	N/A	1.18%
Total Annual Portfolio Operating Expenses	N/A	N/A	1.39%	N/A	N/A	1.36%	N/A	N/A	1.37%

(1)	The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

	Class 1	Class 2	Class 3

Large Cap Composite Portfolio	1.10%	1.25%	1.35%
Focus TechNet Portfolio	N/A	1.65%	1.75%

Seasons Series Trust	40

These waivers and reimbursements will continue indefinitely, but can be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

(2)	Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s other expenses have been reduced. For the year ended March 31, 2008, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio’s other expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for Class 1, Class 2 and Class 3 would have been as follows:

	Class 1	Class 2	Class 3

Multi-Managed Growth Portfolio	1.11%	1.26%	1.37%
Multi-Managed Moderate Growth Portfolio	0.99%	1.14%	1.24%
Multi-Managed Income/Equity Portfolio*	0.97%	1.12%	1.22%
Multi-Managed Income Portfolio*	0.98%	1.13%	1.23%
Asset Allocation: Diversified Growth Portfolio*	1.03%	1.18%	1.28%
Stock Portfolio*	0.95%	1.10%	1.21%
Large Cap Growth Portfolio	0.89%	1.04%	1.15%
Large Cap Composite Portfolio	1.27%	1.42%	1.53%
Large Cap Value Portfolio*	0.89%	1.04%	1.14%
Mid Cap Growth Portfolio*	1.02%	1.17%	1.27%
Mid Cap Value Portfolio*	0.99%	1.14%	1.24%
Small Cap Portfolio	1.07%	1.22%	1.32%
International Equity Portfolio*	1.18%	1.33%	1.43%
Focus Growth Portfolio	1.12%	1.28%	1.38%
Focus TechNet Portfolio	N/A	1.64%	1.74%
Focus Growth and Income Portfolio	N/A	1.29%	1.38%
Focus Value Portfolio	N/A	1.25%	1.36%

*	The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(3)	The Adviser is voluntarily waiving on an annual basis 0.10% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. This additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(4)	The Adviser is voluntarily waiving on an annual basis 0.15% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(5)	Each Underlying Portfolio has a 12b-1 service fee of up to 0.25%.

(6)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of average net assets provided in the Financial Highlights table which reflects the operating expenses of the Portfolios and do not include Acquired Portfolio Fees and Expenses.

(7)	“Other Expenses” include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by these portfolios as a result of investments in shares of one or more “acquired funds”, as defined in the registration form applicable to the portfolios, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

(8)	For the fiscal year ended March 31, 2008, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (1) and are included in “Total Annual Portfolio Operating Expenses”:

	Class 1	Class 2	Class 3

Focus TechNet Portfolio	N/A	0.06%	0.06%

As of March 31, 2008, the Portfolio listed above had a balance subject to recoupment by the Adviser.

41	Seasons Series Trust

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio*
Class 1 Shares	$114	$356	$617	$1,363
Class 2 Shares	$129	$403	$697	$1,534
Class 3 Shares	$140	$437	$755	$1,657
Multi-Managed Moderate Growth Portfolio*
Class 1 Shares	$102	$318	$552	$1,225
Class 2 Shares	$117	$365	$633	$1,398
Class 3 Shares	$127	$397	$686	$1,511
Multi-Managed Income Equity Portfolio*
Class 1 Shares	$99	$309	$536	$1,190
Class 2 Shares	$114	$356	$617	$1,363
Class 3 Shares	$124	$387	$670	$1,477
Multi-Managed Income Portfolio*
Class 1 Shares	$100	$312	$542	$1,201
Class 2 Shares	$115	$359	$622	$1,375
Class 3 Shares	$125	$390	$676	$1,489
Asset Allocation: Diversified Growth Portfolio*
Class 1 Shares	$105	$328	$569	$1,259
Class 2 Shares	$120	$375	$649	$1,432
Class 3 Shares	$130	$406	$702	$1,545
Stock Portfolio*
Class 1 Shares	$97	$303	$525	$1,166
Class 2 Shares	$112	$350	$606	$1,340
Class 3 Shares	$123	$384	$665	$1,466
Large Cap Growth Portfolio*
Class 1 Shares	$92	$287	$498	$1,108
Class 2 Shares	$107	$334	$579	$1,283
Class 3 Shares	$117	$365	$633	$1,398
Large Cap Composite Portfolio*
Class 1 Shares	$130	$406	$702	$1,545
Class 2 Shares	$146	$452	$782	$1,713
Class 3 Shares	$157	$486	$839	$1,834
Large Cap Value Portfolio*
Class 1 Shares	$91	$284	$493	$1,096
Class 2 Shares	$106	$331	$574	$1,271
Class 3 Shares	$116	$362	$628	$1,386
Mid Cap Growth Portfolio*
Class 1 Shares	$104	$325	$563	$1,248
Class 2 Shares	$119	$372	$644	$1,420
Class 3 Shares	$129	$403	$697	$1,534

Seasons Series Trust	42

	1 Year	3 Years	5 Years	10 Years

Mid Cap Value Portfolio*
Class 1 Shares	$101	$315	$547	$1,213
Class 2 Shares	$116	$362	$628	$1,386
Class 3 Shares	$126	$393	$681	$1,500
Small Cap Portfolio*
Class 1 Shares	$111	$347	$601	$1,329
Class 2 Shares	$126	$393	$681	$1,500
Class 3 Shares	$136	$425	$734	$1,613
International Equity Portfolio*
Class 1 Shares	$120	$375	$649	$1,432
Class 2 Shares	$135	$421	$729	$1,601
Class 3 Shares	$146	$452	$782	$1,713
Diversified Fixed Income Portfolio
Class 1 Shares	$84	$262	$455	$1,014
Class 2 Shares	$99	$309	$536	$1,190
Class 3 Shares	$109	$340	$590	$1,306
Strategic Fixed Income
Class 3 Shares	$128	$400	$692	$1,523
Cash Management Portfolio
Class 1 Shares	$57	$179	$313	$701
Class 2 Shares	$73	$227	$395	$883
Class 3 Shares	$83	$259	$450	$1,002
Focus Growth Portfolio*
Class 1 Shares	$115	$359	$622	$1,375
Class 2 Shares	$131	$409	$708	$1,556
Class 3 Shares	$142	$440	$761	$1,669
Focus TechNet Portfolio*
Class 2 Shares	$165	$511	$881	$1,922
Class 3 Shares	$175	$542	$933	$2,030
Focus Growth and Income Portfolio*
Class 2 Shares	$135	$421	$729	$1,601
Class 3 Shares	$146	$452	$782	$1,713
Focus Value Portfolio*
Class 2 Shares	$129	$403	$697	$1,534
Class 3 Shares	$140	$437	$755	$1,657
Allocation Growth Portfolio(1)
Class 3 Shares	$147	$456	$787	$1,724
Allocation Moderate Growth Portfolio(1)
Class 3 Shares	$142	$440	$761	$1,669
Allocation Moderate Portfolio(1)
Class 3 Shares	$138	$431	$745	$1,635
Allocation Balanced Portfolio(1)
Class 3 Shares	$139	$434	$750	$1,646

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

(1)	The Example includes the estimated indirect expenses of the Underlying Portfolios that the Seasons Managed Allocation Portfolios invest in.

43	Seasons Series Trust

The following are your costs after these voluntary fee waivers and/or expense reimbursements and expense reductions:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio
Class 1 Shares	$113	$353	$612	$1,352
Class 2 Shares	$128	$400	$692	$1,523
Class 3 Shares	$139	$434	$750	$1,646
Multi-Managed Moderate Growth Portfolio
Class 1 Shares	$101	$315	$547	$1,213
Class 2 Shares	$116	$362	$628	$1,386
Class 3 Shares	$126	$393	$681	$1,500
Multi-Managed Income Equity Portfolio(1)
Class 1 Shares	$99	$309	$536	$1,190
Class 2 Shares	$114	$356	$617	$1,363
Class 3 Shares	$124	$387	$670	$1,477
Multi-Managed Income Portfolio(1)
Class 1 Shares	$100	$312	$542	$1,201
Class 2 Shares	$115	$359	$622	$1,375
Class 3 Shares	$125	$390	$676	$1,489
Asset Allocation: Diversified Growth Portfolio(1)
Class 1 Shares	$95	$296	$515	$1,143
Class 2 Shares	$110	$343	$595	$1,317
Class 3 Shares	$120	$375	$649	$1,432
Stock Portfolio(1)
Class 1 Shares	$97	$303	$525	$1,166
Class 2 Shares	$112	$350	$606	$1,340
Class 3 Shares	$123	$384	$665	$1,466
Large Cap Growth Portfolio
Class 1 Shares	$91	$284	$493	$1,096
Class 2 Shares	$106	$331	$574	$1,271
Class 3 Shares(1)	$117	$365	$633	$1,398
Large Cap Composite Portfolio
Class 1 Shares	$111	$347	$601	$1,329
Class 2 Shares	$126	$393	$681	$1,500
Class 3 Shares	$136	$425	$734	$1,613
Large Cap Value Portfolio(1)
Class 1 Shares	$91	$284	$493	$1,096
Class 2 Shares	$106	$331	$574	$1,271
Class 3 Shares	$116	$362	$628	$1,386
Mid Cap Growth Portfolio(1)
Class 1 Shares	$104	$325	$563	$1,248
Class 2 Shares	$119	$372	$644	$1,420
Class 3 Shares	$129	$403	$697	$1,534
Mid Cap Value Portfolio(1)
Class 1 Shares	$101	$315	$547	$1,213
Class 2 Shares	$116	$362	$628	$1,386
Class 3 Shares	$126	$393	$681	$1,500
Small Cap Portfolio
Class 1 Shares	$109	$340	$590	$1,306
Class 2 Shares	$124	$387	$670	$1,477
Class 3 Shares	$134	$418	$723	$1,590

Seasons Series Trust	44

	1 Year	3 Years	5 Years	10 Years

International Equity Portfolio(1)
Class 1 Shares	$120	$375	$649	$1,432
Class 2 Shares	$135	$421	$729	$1,601
Class 3 Shares	$146	$452	$782	$1,713
Focus Growth Portfolio
Class 1 Shares	$114	$356	$617	$1,363
Class 2 Shares	$130	$406	$702	$1,545
Class 3 Shares	$140	$437	$755	$1,657
Focus TechNet Portfolio
Class 2 Shares	$161	$499	$860	$1,878
Class 3 Shares	$170	$526	$907	$1,976
Focus Growth and Income Portfolio
Class 2 Shares	$131	$409	$708	$1,556
Class 3 Shares	$140	$437	$755	$1,657
Focus Value Portfolio
Class 2 Shares	$127	$397	$686	$1,511
Class 3 Shares	$138	$431	$745	$1,635

(1)	The amount of the expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

45	Seasons Series Trust

MORE INFORMATION ABOUT THE PORTFOLIOS

Investment Strategies

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following charts summarize information about each Portfolio’s and Managed Component’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio or Managed Component through the various Variable Contracts.

The Variable Contracts offer four variable investment “Strategies.” You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Additional Information about the Seasons Portfolios

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as previously indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it is important for you to understand how the information in the charts provided below applies specifically to your investment. To summarize the allocation strategy, because the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the Aggressive Growth/SunAmerica and Growth/Janus components than do the other two Multi-Managed Seasons Portfolios. In contrast, the Multi-Managed Income/Equity and Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management components. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the Aggressive Growth/SunAmerica component.

You should carefully review the investment goals and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you select a Strategy that invests in the Multi-Managed Income Portfolio, you should be aware that this Portfolio distributes its assets among the Growth/Janus component, the Balanced/Lord Abbett/SunAmerica component and the Fixed Income/Wellington Management component in a ratio of 8%/8.5%/8.5%/75%, respectively. Also, if you select a Strategy that invests in the Multi-Managed Income Portfolio you should be aware that this Portfolio invests three quarters of its assets in the Fixed Income/Wellington Management component. So, when reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment.

Seasons Series Trust	46

Managed Components

	Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What are the Portfolio’s/Managed Component’s principal investments?	• Equity securities, including those of lesser known or high growth companies or industries, such as technology, telecommunications, media, healthcare, energy and consumer cyclicals: -small-cap stocks	• Equity securities selected for their growth potential: -large-cap stocks -mid-cap stocks -small-cap stocks	• Equity securities:
-large-cap stocks
• Investment grade fixed income securities
• 70%/30% neutral equity/debt weighting for Multi-Managed Growth and Moderate Growth Portfolios (actual weighting may differ)
• 50%/50% neutral equity/debt weighting for Multi-Managed Income/Equity and Income Portfolios (actual weighting may differ)	• U.S. and foreign fixed income securities of varying maturities and risk/return characteristics (at least 80% investment grade securities and at least 80% U.S. dollar denominated securities)
• U.S. government securities
• Pass-through securities
• Asset-backed and mortgage-backed securities
• When-issued and delayed-delivery securities

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Mid-cap stocks • Large-cap stocks • Short-term investments (up to 25%) • Options	• Junk bonds (up to 35%) • Short-term investments (up to 25%)	• Mid-cap stocks • Small-cap stocks (up to 20%) • Short-term investments (up to 25%) • Foreign securities (up to 25%) • ADRs/EDRs/GDRs • Emerging markets • PFICs • Junk bonds (up to 15%)	• Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 20% denominated in foreign currencies; up to 100% denominated in U.S. dollars)

47	Seasons Series Trust

Managed Components

Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Passive Foreign Investment Companies (PFICs)
• Options and futures
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Special situations	• U.S. government securities
• Asset-backed and mortgage-backed securities
• Options and futures
• Special situations
• Currency transactions
• Currency baskets
• Exchange Traded Funds (ETFs)
• Hybrid instruments (up to 10%)	• Currency transactions
• Currency baskets
• PFICs
• Options and futures
• Special situations
• Forward foreign currency exchange contracts
• U.S. Treasury inflation protection securities
• Roll transactions
• Total return swaps (up to 10%)
• Short sales
• Forward commitments

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Short sales

Seasons Series Trust	48

Seasons Portfolios

	Asset Allocation: Diversified Growth Portfolio	Stock Portfolio

What are the Portfolio’s/Managed Component’s principal investments?	• Strategic allocation of approximately 80% (with a range of 65-95%) of net assets to equity securities:
-large-cap stocks
-mid-cap stocks
-small-cap stocks
• Strategic allocation of approximately 20% (with a range of 5-35%) of assets to fixed income securities
	• Foreign securities (up to 60%)	• Common stocks (at least 80% of net assets)

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Junk bonds (up to 20%) • Short-term investments (up to 20%)	• Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• Options and futures
• Special situations
• Hybrid instruments (up to 10%)
• ETFs
• REITs
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• REITs
• Options and futures
• Special situations
• Convertible securities and warrants
• ETFs
• Hybrid instruments (up to 10%)

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
	• Small and medium sized companies	• Active trading • Asset-backed securities • Derivatives • Emerging markets • Foreign exposure • Growth stocks • Hedging • Market volatility • Securities selection • Small and medium sized companies

49	Seasons Series Trust

Seasons Select Portfolios

	Large Cap Growth Portfolio	Large Cap Composite Portfolio	Large Cap Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of large companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of large companies (at least 80% of net assets) that offer the potential for long-term growth of capital or dividends	• Equity securities of large companies (at least 80% of net assets) selected through a value strategy

What other types of investments may the Portfolio significantly invest in?	• Mid-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities • Emerging markets • ADRs/EDRs/GDRs • PFICs	• Mid-cap stocks • Junk bonds (up to 15%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs	• Mid-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Options and futures
• Options on foreign currency
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• PFICs
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• Convertible securities and warrants
• ETFs	• Small-cap stocks
• Junk bonds (up to 10%)
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Special situations

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

Seasons Series Trust	50

Seasons Select Portfolios

	Mid Cap Growth Portfolio	Mid Cap Value Portfolio	Small Cap Portfolio

What are the Portfolio’s principal investments?	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a value strategy	• Equity securities of small companies (at least 80% of net assets)

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Small-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs	• Large-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • Special situations • PFICs	• Active trading • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs • Options and futures

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Emerging markets
• Options and futures
• Options on foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• ETFs	• Large-cap stocks
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage- backed securities
• REITs
• Emerging markets
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies
• Value investing	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Indexing
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies

51	Seasons Series Trust

Seasons Select Portfolios

International Equity Portfolio	Diversified Fixed Income Portfolio	Strategic Fixed Income Portfolio	Cash Management Portfolio

What are the Portfolio’s principal investments?	• Equity securities (at least 80% of net assets) of issuers in at least three countries other than the U.S.	• Fixed income securities (at least 80% of net assets) including U.S. and foreign government securities (“Net assets” will take into account any borrowings for investment purposes)
• Mortgage-backed securities
• Investment grade fixed income securities
• Foreign securities (up to 30%)
• Junk bonds (up to 20%)	• High yield (junk bonds) (up to 75%)
• Foreign securities:
  – emerging market governmental securities
  – emerging market corporate debt instruments
  – eurobonds
  – brady bonds
• Mortgage-backed securities
		• Investment grade fixed income securities	• A diversified selection of money market instruments

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Mid-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • ADRs/EDRs/GDRs • PFICs • Foreign securities • Emerging markets	• Asset-backed and mortgage-backed securities • ADRs/EDRs/GDRs • PFICs • Short-term investments (up to 20%) • ETFs	• Asset-backed securities
• Currency transactions
• Short-term investments
• Commercial mortgage-backed securities (CMBs)
• Home equity loan asset-backed securities (HELs)
• Manufactured housing asset-backed securities (MHs)
• Mortgage pass-through securities, including ARMs
• Collateralized mortgage obligations (CMOs)
• Convertible securities
• Preferred stocks
• Zero coupon bonds
• Extendable Commercial Notes (ECNs)
• PIK bonds
• Deferred payment securities
		• Roll transactions	• Investment grade fixed income securities • U.S. government securities • Short term investments – repurchase agreements – commercial paper – bank obligations

Seasons Series Trust	52

Seasons Select Portfolios

International Equity Portfolio	Diversified Fixed Income Portfolio	Strategic Fixed Income Portfolio	Cash Management Portfolio

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificate
• Options and futures
• Options of foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations	• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage rate swaps, caps, floors and collars
• Special situations
• Short sales
• Loan participation and assignments
• Forward foreign currency exchange contracts
• Forward commitments
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Inverse floaters
• Variable and floating rate obligations
• Asset-backed and mortgage-backed securities • Corporate debt instruments

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
• Short sales	• Asset-backed securities
• Credit quality
• Foreign exposure
• Interest rate fluctuations
• Liquidity risk for mortgage-and asset-backed securities
• Market volatility
• Repurchase agreements
• Securities selection
• U.S. government obligations

53	Seasons Series Trust

Seasons Focused Portfolios

Focus Growth Portfolio	Focus TechNet Portfolio	Focus Growth and Income Portfolio	Focus Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of companies of any market capitalization – common stocks – preferred stocks – convertible securities – warrants – rights	• Equity securities (at least 80% of net assets will be invested in technology companies)
  – large-cap stocks
  – mid-cap stocks
  – small-cap stocks
  – convertible securities
  – warrants
  – rights
	• Preferred stocks	• Equity securities of large cap companies: – common stocks – preferred stocks – convertible securities – warrants – rights	• Equity securities: – large-cap stocks – mid-cap stocks – small-cap stocks

What other types of investments may the Portfolio significantly invest in?	• Junk bonds (up to 20%) • Foreign securities	• Foreign securities • Junk bonds (up to 20%)	• Mid-cap stocks • Small-cap stocks • Foreign securities • Junk bonds (up to 20%)	• Foreign securities
• Junk bonds (up to 20%)
• Forward foreign currency exchange contracts
• ETFs
• REITs
• ADRs/EDRs/GDRs
• PFICs
• Investment companies
• Convertible securities
• Warrants
• Rights
• Preferred securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Short-term investments (up to 20%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• ETFs
• Fixed-income securities
• Hybrid instruments (up to 10%)
• REITs
• Forward foreign currency exchange contracts	• Short-term investments (up to 20%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Fixed-income securities • Hybrid instruments (up to 10%)	• Short-term investments (up to 25%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• Fixed-income securities
• Hybrid instruments (up to 10%)
• Forward foreign currency exchange contracts
• ETFs
		• REITs	• Short-term investments (up to 25%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Hybrid instruments (up to 10%) • Fixed income securities

Seasons Series Trust	54

Seasons Focused Portfolios

Focus Growth Portfolio	Focus TechNet Portfolio	Focus Growth and Income Portfolio	Focus Value Portfolio

What risks normally affect the Portfolio?	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets	• Active trading
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified
status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets
• Value investing	• Active trading
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

55	Seasons Series Trust

Seasons Managed Allocation Portfolios

	Allocation Growth Portfolio	Allocation Moderate Growth Portfolio	Allocation Moderate Portfolio	Allocation Balanced Portfolio

What are the Portfolio’s principal investments?	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities

What other types of investments may the Portfolio invest in?	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios

What risks normally affect the Portfolio (directly or by investing in the Underlying Portfolios)?	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives

Seasons Series Trust	56

GLOSSARY

Investment Terminology

Borrowing for temporary or emergency purposes involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio’s net asset value and the cost may reduce the Portfolio’s return.

Brady bonds are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. For further information regarding Brady bonds, please see the supplemental glossary in the Statement of Additional Information, which is incorporated by reference into this prospectus.

A currency basket consists of specified amounts of currencies of certain foreign countries.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to generate income. For example, a Portfolio may enter into foreign forward currency exchange contracts to gain exposure to a country or region.

Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which certain Portfolios may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain Portfolios may also invest in separately issued interests in custodial receipts and trust certificates.

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell 1000® Index during the most recent 12-months had a market-cap of $113 million. Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell

57	Seasons Series Trust

Midcap® Index to the largest company in the Russell Midcap® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell Midcap® Index had a market-cap of $113 million and the largest company in the Russell Midcap® Index had a market-cap of $55.8 billion. The Mid Cap Growth Portfolio will consider mid-cap companies as those companies that fall within the capitalization range of either the Russell Midcap® Index or the S&P MidCap 400® Index. Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the largest company in the Russell 2000® index had a market-cap of $8.39 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio’s investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The risk of owning an ETF reflects the risk of owning securities in the underlying index it is designed to track. Lack of liquidity in an ETF results in it being more volatile. In addition, as an investment company ETFs are subject to fees and expenses.

Extendable Commercial Notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. For further information regarding ECNs, please see the supplemental glossary in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

Seasons Series Trust	58

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager).

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed (i.e., Standard and Poor’s Depositary Receipts (SPDRs) and iSharesSM) and structured securities and other ETFs, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Interest rate swaps, mortgage swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range

59	Seasons Series Trust

of interest rates. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of interest payments is based, is tied to a reference pool or pools of mortgages.

Inverse Floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, currencies or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security, or other asset or currency, at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. A Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon, maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

Seasons Series Trust	60

Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.

U.S. Treasury inflation protection securities are issued by the United States Department of Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers. The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

When-issued and delayed delivery transactions call for the purchase or sale of securities at an agreed upon price on a specified future date. At the time of delivery of the security, the value may be more or less than the purchase price.

About the Indices

•	The Citigroup Mortgage-backed Securities Index is an index of 30- and 15-year mortgages related securities issued by U.S. government agencies.

•	The JP Morgan Developed Market High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.

•	The J.P. Morgan Emerging Market Bond Index (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.

•	Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the performance of the U.S. fixed income market.

•	The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly traded in the U.S. domestic market.

•	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Indexsm measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Indexsm excludes closed markets and those share in otherwise free markets with are not purchasable by foreigners.

•	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.

61	Seasons Series Trust

•	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

•	Russell 1000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

•	Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

•	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.

•	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth or the Russell 2000® Growth indexes.

•	Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

•	Russell Midcap® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

•	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

•	S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

Certain Portfolios (including the Underlying Portfolios) invest in either the growth or value “subset” of an index. These subsets are created by splitting an index according to “book-to-price” ratio (that is, the difference between an issuer’s “book value” and its market capitalization). The value subset of an index contains securities of issuers with lower book-to-price ratios, while a growth subset contains those of issuers with higher book-to-price ratios. The S&P 500®/Citigroup Growth and Value Indexes are constructed measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The value index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The growth index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. Each company in the index is assigned to either the value or growth index so that the two style indices “add up” to the full index. Like the full S&P indexes, the value and growth indexes are unmanaged and market capitalization-weighted, meaning that each stock is weighted in proportion to its market value. Investors cannot invest directly in the indexes.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial

Seasons Series Trust	62

Highlights” section we provide each Portfolio’s portfolio turnover rate for each fiscal year in the past five years or since inception.

Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of a Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth stocks:  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

63	Seasons Series Trust

Hedging:  Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Indexing:  The passively managed index portion of each Multi-Managed Seasons Select Portfolio will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund.

Interest rate fluctuations:  The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bonds:  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default.

Liquidity risk for mortgage- and asset-backed securities:  In the second half of 2007 and continuing into 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Market volatility:  The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Non-diversified status:  Portfolios registered as “non-diversified” investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company’s risk may increase because the effect of each security on the Portfolio’s performance is greater.

Prepayment:  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Repurchase agreements:  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Securities selection:  A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Short sales:  Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small and medium sized companies:  Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to

Seasons Series Trust	64

new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

Technology sector:  The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

U.S. government obligations:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value investing:  When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

65	Seasons Series Trust

MANAGEMENT

Investment Adviser and Manager

AIG SunAmerica Asset Management Corp. SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, manages the investments for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $50.3 billion as of March 31, 2008. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., AIG Retirement Company I (formerly, VALIC Company I) and AIG Retirement Company II (formerly, VALIC Company II).

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the Aggressive Growth/SunAmerica and the fixed income portion of the Balanced/Lord Abbett/SunAmerica components of the Multi-Managed Seasons Portfolios, and portions of the Large Cap Composite, Small Cap, Diversified Fixed Income, Focus Growth, Focus TechNet and Focus Growth and Income Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of each Portfolio is available in the annual or semi-annual shareholder reports.

Seasons Series Trust	66

For the fiscal year ended March 31, 2008 each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Multi-Managed Growth Portfolio	0.89%
Multi-Managed Moderate Growth Portfolio	0.84%
Multi-Managed Income/Equity Portfolio	0.81%
Multi-Managed Income Portfolio	0.77%
Asset Allocation: Diversified Growth Portfolio	0.83%
Stock Portfolio	0.84%
Large Cap Growth Portfolio	0.80%
Large Cap Composite Portfolio	0.80%
Large Cap Value Portfolio	0.78%
Mid Cap Growth Portfolio	0.85%
Mid Cap Value Portfolio	0.85%
Small Cap Portfolio	0.85%
International Equity Portfolio	0.93%
Diversified Fixed Income Portfolio	0.69%
Strategic Fixed Income Portfolio	0.80%
Cash Management Portfolio	0.45%
Focus Growth Portfolio	1.00%
Focus TechNet Portfolio	1.20%
Focus Growth and Income Portfolio	1.00%
Focus Value Portfolio	1.00%
Allocation Growth Portfolio	0.10%
Allocation Moderate Growth Portfolio	0.10%
Allocation Moderate Portfolio	0.10%
Allocation Balanced Portfolio	0.10%

SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers that have no affiliation with SunAmerica (“unaffiliated Subadvisers”) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers, except for AIGGIC, is unaffiliated with SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

67	Seasons Series Trust

Portfolio Management

The management of each Portfolio and Managed Component is summarized in the following tables.

Seasons Portfolios

Portfolio	Portfolio management allocated among the following managers

Multi-Managed Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Moderate Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income/Equity Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Asset Allocation: Diversified Growth Portfolio	• Putnam

Stock Portfolio	• T. Rowe Price

Seasons Series Trust	68

Seasons Select Portfolios

Portfolio	Portfolio management allocated among the following managers

Large Cap Growth Portfolio	• AIGGIC • GSAM • Janus

Large Cap Composite Portfolio	• AIGGIC • SunAmerica • T. Rowe Price

Large Cap Value Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Growth Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Value Portfolio	• AIGGIC • GSAM • Lord Abbett

Small Cap Portfolio	• AIGGIC • ClearBridge • SunAmerica

International Equity Portfolio	• AIGGIC • GSAM International • Lord Abbett

Diversified Fixed Income Portfolio	• AIGGIC • SunAmerica • Wellington Management

Strategic Fixed Income Portfolio	• AIGGIC • Franklin • Western Asset

Cash Management Portfolio	• CMA

69	Seasons Series Trust

Seasons Focused Portfolios

Portfolio	Portfolio management allocated among the following managers

Focus Growth Portfolio	• SunAmerica • Janus • Marsico

Focus TechNet Portfolio	• RCM • SunAmerica • BAMCO

Focus Growth and Income Portfolio	• SunAmerica • Marsico • Thornburg

Focus Value Portfolio	• NTI • Third Avenue • JPMorgan

Seasons Managed Allocation Portfolios

Portfolio	Portfolio management allocated among the following managers

Allocation Growth Portfolio	• Ibbotson

Allocation Moderate Growth Portfolio	• Ibbotson

Allocation Moderate Portfolio	• Ibbotson

Allocation Balanced Portfolio	• Ibbotson

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SunAmerica is responsible for making the day-to-day investment decisions for the Aggressive Growth component and a portion of the Balanced component of the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Income Portfolio, and for a component of each of the Large Cap Composite Portfolio, Small Cap Portfolio, Diversified Fixed Income Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio and Focus Growth and Income Portfolio.

The Aggressive Growth component of the Multi-Managed Portfolios and Small Cap Portfolio are managed by Jay Rushin. Mr. Rushin joined SunAmerica in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over twelve years experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica, he was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Focus Growth Portfolio is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at SunAmerica and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining SunAmerica in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma is also a CFA charter holder.

The fixed income portion of the Balanced component of the Multi-Managed Portfolios is managed by a team including Bryan Petermann, John Yovanovic, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem,

Seasons Series Trust	70

CFA. Each member of the team has portfolio management responsibilities with both SunAmerica and AIGGIC. AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Investments, formerly, AIG Global Investment Group. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts.

The Large Cap Composite Portfolio and Focus Growth and Income Portfolio are managed by Steven A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SunAmerica as a portfolio manager in April 2004. From 2002 until he joined SunAmerica, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

The Diversified Fixed Income Portfolio is managed in part by Michael Cheah, CFA. Mr. Cheah joined AIG SunAmerica Asset Management (SunAmerica) in July 1999 as Vice President and Portfolio Manager. Prior to joining SunAmerica, Mr. Cheah spent 17 years at the Monetary Authority of Singapore (MAS) in the Global Fixed income department where he served as the director of the U.S. Bond Division, Markets and Investment Department.

The Focus TechNet Portfolio is managed by Andrew Sheridan. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SunAmerica in 2003. He is a member of the research team covering the technology industry. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have joint and primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SunAmerica compensates the various Subadvisers out of advisory fees that it receives form the respective Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval.

Large Cap Composite Portfolio
Large Cap Growth Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Portfolio
International Equity Portfolio
Diversified Fixed Income Portfolio
Strategic Fixed Income Portfolio

71	Seasons Series Trust

AIG Global Investment Corp. (AIGGIC), a New Jersey corporation, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of March 31, 2008, AIG Investments managed approximately $753.4 billion, of which approximately $625.9 billion relates to AIG affiliates and $127.5 billion relates to client assets. These figures do not include assets sub-advised to third-party managers. AIGGIC is located at 70 Pine Street, New York, New York 10270.

The Large Cap Composite Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio and International Equity Portfolio are managed by James O. Kurtz, John P. Toohey and Timothy Campion. A passively managed portion of the Diversified Fixed Income Portfolio is managed by Mr. Kurtz, Mr. Toohey and Mr. Campion, and an actively managed portion of the portfolio is managed by Mr. Petermann, Mr. Yovanovic, Mr. Lindvall, Mr. Davis, Mr. Vanden Assem, and Mr. Rajeev Mittal. Mr. Kurtz, Vice President and Portfolio Manager, joined AIG Investments with the acquisition of AGIM in 2001. As a Senior Portfolio Manager, Mr. Kurtz is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Mr. Toohey, Managing Director, is responsible for overseeing the asset allocation and investments supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President of AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG Investments in 2000. Mr. Toohey also sits on the AIG Derivative Committee, which oversees firm wide derivatives transactions and structure financial products. Mr. Campion, Vice President and Portfolio Manager, joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts. Mr. Mittal joined AIG Investments in 1992 and is Managing Director and Head of Emerging Markets Fixed Income. He is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies.

The Strategic Fixed Income Portfolio is managed by a team including Mr. Petermann, Mr. Yovanovic and Mr. Lindvall. Each member of the team has portfolio management responsibilities with AIG Investments. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Bond Portfolio Management in June 2007. Previously, he was a

Seasons Series Trust	72

senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

Focus TechNet Portfolio

BAMCO, Inc. (BAMCO) is a New York corporation, established in January 1987, registered with the SEC since March 1987, located at 767 5th Avenue, 49th Floor, New York, New York 10153, is the investment adviser to all of the Baron mutual funds and two Irish pooled investment vehicles, and it serves as investment subadviser to non-Baron related SEC registered investment companies and other pooled investment vehicles. As of March 31, 2008, BAMCO had approximately $17.5 billion in assets under management.

The BAMCO portion of the Focus TechNet Portfolio is managed by Michael Lippert, JD, CFA. Mr. Lippert is the portfolio manager for the Baron iOpportunity Fund. Mr. Lippert served as a senior research analyst on a team of analysts that provided research for the portfolio and the Baron Fifth Avenue Growth Fund. He has covered Internet communications, and media and entertainment, and business services companies since December 2001. Prior to joining BAMCO, he was a research analyst and general counsel for JLF Asset Management from April 2001, and from 2000 to 2001, he was a partner in the firm Baker & Botts.

Small Cap Portfolio

ClearBridge Advisors, LLC (ClearBridge), located at 620 Eighth Avenue, New York, New York 10018, is a wholly owned subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason, whose principal address is 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of March 31, 2008, ClearBridge had approximately $86.3 billion in assets under management.

The Small Cap Portfolio is managed by Peter J. Hable. Mr. Hable is a Managing Director at ClearBridge and has been with the firm (or its predecessors) since 1983.

Cash Management Portfolio

Columbia Management Advisors, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 mutual fund portfolios. As of March 31, 2008, CMA had assets under management of approximately $371.7 billion. CMA is a registered investment adviser and an indirect, wholly-owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as investment advisor to mutual funds, CMA acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The Cash Management Portfolio is managed by the CMA fixed income team.

Strategic Fixed Income Portfolio

Franklin Advisers, Inc. (Franklin Advisers) was incorporated in California and registered with the SEC as an investment adviser in 1985. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as Franklin Templeton Investments), a publicly traded, global investment management organization. As of March 31, 2008, Franklin Advisers had approximately $591 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

The Strategic Fixed Income Portfolio is managed by Roger Bayston, CFA. Mr. Bayston, Senior Vice President, joined Franklin Templeton in 1991.

Large Cap Growth Portfolio
Mid Cap Value Portfolio

Goldman Sachs Asset Management, L.P. (GSAM) is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment adviser in 1990. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations, insurance companies and individual investors. Total GSAM assets under management as of March 31, 2008 were $780.5 billion.

The Large Cap Growth Portfolio is managed by Steven M. Barry, Gregory H. Ekizian and David G. Shell. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a

73	Seasons Series Trust

portfolio manager in 1999. Mr. Ekizian, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as Portfolio Manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a manager in 1997.

The Mid Cap Value Portfolio is co-managed by Eileen Rominger, Andrew Braun and Sean Gallagher. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Andrew Braun, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001. Sean Gallagher, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001.

International Equity Portfolio

Goldman Sachs Asset Management International (GSAM International) is a business unit of Goldman Sachs, and is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of March 31, 2008, GSAM International, along with other units of Goldman Sachs, had approximately $828 billion in assets under management.

The International Equity Portfolio is managed by an experienced investment team led by Eileen Rominger and Mark Beveridge who serve as Co-Chief Investment Officers of Global Equity. Other members of the investment team are William Howard, Maria Gordon and Edward Perkins. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Mark Beveridge, CFA, Managing Director and Co-Chief Investment Officer, Global Equity, joined GSAM International in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, UK/European, Emerging Markets, Asia ex-Japan and Japan strategies. Prior to joining GSAM International, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios. William Howard, CFA, Managing Director, Head of Asia ex-Japan Equity, joined GSAM International in 2005 as a portfolio manager. Prior to joining GSAM International, Mr. Howard was a portfolio manager with Franklin Templeton from 1993 to 2004 and was responsible for ex-US portfolios. Maria Gordon, CFA, Managing Director, Head of Global Emerging Markets, joined GSAM International as a research analyst for the emerging markets equities team in September 1998. Ms. Gordon was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003. Edward Perkins, CFA, Vice President Head of European Equity, joined GSAM International as a research analyst in 2002 and became a portfolio manager in July 2004. Mr. Perkins became the Head of the European Equity Team in 2008.

Allocation Growth Portfolio
Allocation Moderate Growth Portfolio
Allocation Moderate Portfolio
Allocation Balanced Portfolio

Ibbotson Associates Advisors, LLC. (Ibbotson) is a wholly owned subsidiary of Ibbotson Associates, Inc. Ibbotson has principal offices at 225 N. Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson provides subadvisory services to financial service firms. As of March 31, 2008, Ibbotson had approximately $42.2 billion in assets under management.

The Seasons Managed Allocation Portfolios are managed by Peng Chen, Ph.D., CFA, Carrie Scherkenbach, and Scott Wentsel, CFA, CFP. Peng Chen has served as president of Ibbotson since September 2006. Mr. Chen has served as Chief Investment Officer since 2004. He also was Director of Research from 2000 to 2004 and joined the firm in 1997. Ms. Scherkenbach has been with Ibbotson since 1999. Scott Wentsel joined Ibbotson

Seasons Series Trust	74

as a senior portfolio manager in 2005. Previously, Mr. Wentsel held positions at Van Kampen and Scudder Investments.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Growth Portfolio
Focus Growth Portfolio

Janus Capital Management LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of March 31, 2008 JCGI had approximately $187.6 billion in assets under management.

The Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio are managed by Ron Sachs, CFA. Mr. Sachs has managed the Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio since January 2008. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds the Chartered Financial Analyst Designation.

Focus Value Portfolio

J.P. Morgan Investment Management Inc. (JPMorgan) is a Delaware corporation and is an indirect wholly owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 245 Park Avenue, New York, New York 10167. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of March 31, 2008, JPMorgan, together with its affiliated companies, had approximately $1.187 trillion in assets under management.

The Focus Value Portfolio is managed by Jonathan K.L. Simon. Mr. Simon, managing director, heads the U.S. Equity Value Group. An employee since 1980, Mr. Simon manages the JPMorgan Mid Cap Value Fund, the JPMorgan Value Advantage Fund, and the JPMF US Value Fund. In addition, he is a portfolio manager of the JPMorgan Diversified Mid Cap Value Fund, the JPMorgan Growth and Income Fund and the JPMorgan Equity Income Fund. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming’s U.S. asset management operations from 1990 until 2000.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Mid Cap Value Portfolio
International Equity Portfolio

Lord, Abbett & Co. LLC. (Lord Abbett) is located at 90 Hudson Street, Jersey City, New Jersey 07302, and has been an investment manager since 1929. Lord Abbett provides similar services to 51 mutual fund portfolios having various investment objectives and also advises other investment clients. As of March 31, 2008, Lord Abbett had approximately $99.8 billion in assets under management.

The team that manages the equity sleeve of the Balanced component of each Multi-Managed Portfolio is headed by Daniel H. Frascarelli. Mr. Frascarelli, Partner and Portfolio Manager, joined Lord Abbett in 1990. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of each sleeve.

75	Seasons Series Trust

The team that manages the Mid Cap Value Portfolio is headed by Howard E. Hansen. Mr. Hansen, Partner and Portfolio Manager, joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

The team that manages the International Equity Portfolio is headed by Harold E. Sharon and Vincent J. McBride, each a Partner and Portfolio Manager who joined Lord Abbett in 2003. Messrs. Sharon and McBride are jointly and primarily responsible for the day-to-day management of the Portfolio.

Focus Growth Portfolio
Focus Growth and Income Portfolio

Marsico Capital Management, LLC. (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico has been a registered investment adviser since September 1997. Marsico provides investment management services to other mutual funds and private accounts and as of March 31, 2008 had approximately $93.1 billion in assets under management.

Thomas F. Marsico manages a sleeve of the Focus Growth and the Focus Growth and Income Portfolios. Mr. Marsico is the founder and Chief Executive Officer of Marsico and has over 20 years experience as a securities analyst and a portfolio manager.

Focus Value Portfolio

Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, Illinois 60603, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (TNTC), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2008, Northern Trust and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $778.6 billion.

The Focus Value Portfolio is managed by Stephen G. Atkins. Mr. Atkins joined Northern Trust in 1998 and during the past five years has managed various equity portfolios, including mutual funds. Mr. Atkins currently serves as Vice President and Senior Portfolio Manager.

Asset Allocation: Diversified Growth Portfolio

Putnam Investment Management, L.L.C. (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. As of March 31, 2008, Putnam Investments had approximately $168 billion in assets under management. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

The Asset Allocation: Diversified Growth Portfolio is managed by Jeffrey L. Knight. Robert J. Kea and Robert J. Schoen. Mr. Knight is Managing Director and Chief Investment Officer of the Global Asset Allocation Team. He joined Putnam in 1993 and is a CFA charterholder with 19 years investment experience. Mr. Kea is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam

Seasons Series Trust	76

in 1989 and is a CFA charterholder with 18 years of investment experience. Mr. Schoen is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1997 and has 18 years of investment experience.

Focus TechNet Portfolio

RCM Capital Management LLC (RCM) is located at Four Embarcadero Center, San Francisco, California 94111, and is an indirect wholly-owned subsidiary of Allianz SE, an international financial services organization. As of March 31, 2008, RCM had approximately $19 billion in assets under management in San Francisco.

The Focus TechNet Portfolio is managed by Walter C. Price, Jr., CFA. Mr. Price is a Managing Director of RCM, with which he has been associated since 1974. He has research and money management responsibilities for much of RCM’s technology area.

Stock Portfolio
Large Cap Composite Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio

T. Rowe Price Associates, Inc. (T. Rowe Price) is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. As of March 31, 2008, T. Rowe Price had approximately $378.6 billion in assets under management.

The Stock Portfolio and the Large Cap Composite Portfolio are managed by P. Robert Bartolo. Mr. Bartolo serves as Investment Advisory Committee Chairman and Vice President. He joined T. Rowe Price in 2002 and has been managing investments since 1998.

The Large Cap Value Portfolio is managed by Brian C. Rogers, CFA, CIC. Mr. Rogers joined T. Rowe Price’s Equity Research Division in 1982 and has been managing investments since 1980. Mr. Rogers currently serves as the Chairman of the Board and Chief Investment Officer of T. Rowe Price Group, Inc., and is the Portfolio’s Investment Advisory Committee Chairman.

The Mid Cap Growth Portfolio is managed by Donald J. Peters. Mr. Peters serves as Investment Advisory Committee Chairman and Vice President. Mr. Peters has been a portfolio manager and quantitative investment analyst for T. Rowe Price’s Equity Research Division since joining the firm in 1993.

Focus Value Portfolio

Third Avenue Management LLC. (Third Avenue) is located at 622 Third Avenue, New York, New York 10017. Third Avenue or its predecessor has been an investment adviser and manager for mutual funds since its organization in 1986. Third Avenue also serves as investment adviser for separately managed accounts for private and institutional clients. As of March 31, 2008, Third Avenue had approximately $24.3 billion in assets under management.

The Focus Value Portfolio is managed by Ian Lapey and Kathleen Crawford. Mr. Lapey has been a portfolio manager with Third Avenue since 2001. Mr. Lapey has also been a senior research analyst for Third Avenue since 2001. Prior to joining Third Avenue, Mr. Lapey had been an equity research analyst with Credit Suisse First Boston since 1997. Ms. Crawford, Assistant Portfolio Manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.

Focus Growth and Income Portfolio

Thornburg Investment Management, Inc. (Thornburg) is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of March 31, 2008, Thornburg had approximately $51.7 billion in assets under management.

77	Seasons Series Trust

The Focus Growth and Income Portfolio is managed by William V. Fries, CFA. Mr. Fries has been a Managing Director and portfolio manager at Thornburg since 1995. Previously he had been affiliated with USAA Investment Management Company for over 20 years. Mr. Fries is assisted by Co-portfolio manager and Managing Director, W. Vinson Walden, CFA. Mr. Walden joined Thornburg in 2002 as an associate portfolio manager. Prior to joining Thornburg, Mr. Walden served as an associate for Lehman Brothers in New York City.

Multi-Managed Growth Portfolio
Multi-Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Diversified Fixed Income Portfolio

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership. The principal offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

The Fixed Income component of the Multi-Managed Portfolios is managed by Lucius T. Hill, III, Campe Goodman, CFA, Christopher A. Jones, II, CFA, Michael F. Garrett and Scott I. St. John, CFA. Mr. Hill, Senior Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1993. Mr. Hill has served as the Portfolio Manager for the Portfolios since 1999. Mr. Goodman, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2000. Mr. Goodman has served as the Portfolio Manager for the Portfolios since 2004. Mr. Jones, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the high yield portion of the Portfolios since 2007. Mr. Garrett, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1999. Mr. Garrett has been involved in portfolio management and securities analysis for the mortgage portion of the Portfolios since 1999. Mr. St. John, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2003. Mr. St. John has been involved in portfolio management and securities analysis for the corporate credit portion of the Portfolios since 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research (2001-2003).

The Diversified Fixed Income Portfolio is also managed by Lucius T. Hill, III and Scott I. St. John. Mr. Hill has served as the Portfolio Manager since 2002; Mr. St. John since 2003.

The Large Cap Value Portfolio is managed by Ian R. Link, CFA. Mr. Link, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2006. Mr. Link has served as Portfolio Manager for the Portfolio since July 1, 2008. Previously, Mr. Link was a Portfolio Manager at Deutsche Asset Management (2004-2006) and a Portfolio Manager and Equity Analyst at Franklin Templeton (1989-2003).

The Mid Cap Growth Portfolio is managed by Stephen C. Mortimer. Mr. Mortimer, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2001. Mr. Mortimer has served as the Portfolio Manager for the Portfolio since 2002.

Strategic Fixed Income Portfolio

Western Asset Management Company (Western Asset) is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset is a wholly-owned subsidiary of Legg Mason. Western Asset sole business for the past 35 years is the management of fixed-income portfolios from its offices in Pasadena, Hong Kong,

Seasons Series Trust	78

London, Melbourne, New York, Sao Paulo, Singapore and Tokyo. As of March 31, 2008 Western Asset had approximately $632.2 billion in assets under management.

The Strategic Fixed Income Portfolio investment management services are provided by Western Asset. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda manage the Portfolio. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed as portfolio managers for Western Asset for the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Gardner, Mr. Buchanan and Mr. Duda are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SunAmerica and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolios, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadvisers.

79	Seasons Series Trust

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 1, Class 2 and Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolios available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service Fees

Class 2 and Class 3 shares of each Portfolio except Seasons Managed Allocation Portfolios, are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% and 0.25%, respectively, of the average daily net assets of such class of shares. The service fees will be used to compensate the Life Insurance Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Insurance Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 2 or Class 3 shares. Because these service fees are paid out of each Portfolio’s Class 2 or Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of each Seasons Managed Allocation Portfolio are not subject to a Rule 12b-1 plan. However, the Class 3 shares of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios are invested are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of the Underlying Portfolios’ Class 3 shares. Because the cost of these service fees are borne indirectly by the Class 3 shares of each Seasons Managed Allocation Portfolio on an ongoing basis, over time, these fees will increase the cost of your investment in the Seasons Managed Allocation Portfolios and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of outstanding shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

Seasons Series Trust	80

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Because Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not, the net asset value per share of Class 2 or Class 3 shares will generally be lower than the net asset value per share of the Class 1 shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges for foreign equity securities that trade on weekends or other days when the Trust does not price its shares. As a result, the value of such foreign securities may change on days when the Trust is not open for purchase or redemptions.

Buy and sell shares. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, the shares are subject to service fees pursuant to a 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio and share class on which they were paid.

The per share dividends on Class 2 and Class 3 shares will generally be lower than the per share dividends of Class 1 shares of the same Portfolio as a result of the fact that Class 2 and Class 3 shares are subject to service fees, while Class 1 shares are not.

Taxes. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Insurance Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate

81	Seasons Series Trust

Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Seasons Series Trust	82

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average			Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets			turnover

Multi-Managed Growth Portfolio Class 1

03/31/04	$8.70	$0.08	$2.34	$2.42	$(0.10)	$—	$—	$(0.10)	$11.02	27.93%		$60.247	1.10%		0.75%			100	%(2)
03/31/05	11.02	0.09	0.59	0.68	(0.07)	—	—	(0.07)	11.63	6.13	(1)	50.863	1.04		0.83			107	(2)
03/31/06	11.63	0.11	1.49	1.60	(0.10)	—	—	(0.10)	13.13	13.76	(1)	42.652	1.11	(3)	0	.88(3)		114
03/31/07	13.13	0.17	0.81	0.98	(0.11)	—	—	(0.11)	14.00	7.52		36,033	1.07	(3)(4)	1	.30(3	)(4)	154
03/31/08	14.00	0.16	0.29	0.45	(0.27)	—	—	(0.27)	14.18	3.08	(5)	27,029	1.12	(3)	1	.07(3)		117

Multi-Managed Growth Portfolio Class 2

03/31/04	8.69	0.06	2.35	2.41	(0.09)	—	—	(0.09)	11.01	27.79		78,735	1.25		0.59			100	(2)
03/31/05	11.01	0.08	0.57	0.65	(0.05)	—	—	(0.05)	11.61	5.90	(1)	78,191	1.19		0.69			107	(2)
03/31/06	11.61	0.09	1.48	1.57	(0.08)	—	—	(0.08)	13.10	13.56	(1)	84,310	1.26	(3)	0	.73(3)		114
03/31/07	13.10	0.15	0.82	0.97	(0.10)	—	—	(0.10)	13.97	7.39		82,496	1.21	(3)(4)	1	.15(3	)(4)	154
03/31/08	13.97	0.14	0.28	0.42	(0.25)	—	—	(0.25)	14.14	2.88	(5)	67,550	1.27	(3)	0	.92(3)		117

Multi-Managed Growth Portfolio Class 3

03/31/04	8.69	0.03	2.37	2.40	(0.09)	—	—	(0.09)	11.00	27.63		3,038	1.40		0.38			100	(2)
03/31/05	11.00	0.07	0.57	0.64	(0.04)	—	—	(0.04)	11.60	5.80	(1)	18,448	1.29		0.62			107	(2)
03/31/06	11.60	0.08	1.48	1.56	(0.07)	—	—	(0.07)	13.09	13.47	(1)	28,135	1.37	(3)	0	.63(3)		114
03/31/07	13.09	0.14	0.80	0.94	(0.08)	—	—	(0.08)	13.95	7.22		38,045	1.31	(3)(4)	1	.06(3	)(4)	154
03/31/08	13.95	0.12	0.28	0.40	(0.23)	—	—	(0.23)	14.12	2.80	(5)	48,223	1.38	(3)	0	.82(3)		117

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Growth Portfolio	99%	107%

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Growth Portfolio Class 1	0.01%	0.02%	0.01%
Multi-Managed Growth Portfolio Class 2	0.01	0.02	0.01
Multi-Managed Growth Portfolio Class 3	0.01	0.02	0.01

(4)	Gross custody credits of 0.01%

(5)	The Portfolio’s performance was increased by less than 0.12% from a reimbursement by an affiliate.

83	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Moderate Growth Portfolio Class 1
03/31/04	$9.59	$0.15	$2.01	$2.16	$(0.17)	$—	$—	$(0.17)	$11.58	22.63%		$71,142	1.00%		1.41%		105	%(2)
03/31/05	11.58	0.18	0.31	0.49	(0.13)	—	—	(0.13)	11.94	4.21	(1)	60,210	0.95		1.54		116	(2)
03/31/06	11.94	0.21	1.08	1.29	(0.17)	—	—	(0.17)	13.06	10.84	(1)	52,920	0.99	(3)	1.61	(3)	123
03/31/07	13.06	0.27	0.70	0.97	(0.21)	—	—	(0.21)	13.82	7.43		44,695	0.96	(3)(4)	2.02	(3)(4)	169
03/31/08	13.82	0.29	0.05	0.34	(0.35)	(0.22)	—	(0.57)	13.59	2.27	(5)	33,470	1.00	(3)	1.98	(3)	131

Multi-Managed Moderate Growth Portfolio Class 2

03/31/04	9.57	0.13	2.01	2.14	(0.15)	—	—	(0.15)	11.56	22.51		164,241	1.15		1.25		105	(2)
03/31/05	11.56	0.16	0.30	0.46	(0.11)	—	—	(0.11)	11.91	3.99	(1)	167,282	1.10		1.40		116	(2)
03/31/06	11.91	0.18	1.10	1.28	(0.16)	—	—	(0.16)	13.03	10.72	(1)	177,331	1.14	(3)	1.46	(3)	123
03/31/07	13.03	0.25	0.69	0.94	(0.19)	—	—	(0.19)	13.78	7.22		183,279	1.11	(3)(4)	1.87	(3)(4)	169
03/31/08	13.78	0.26	0.07	0.33	(0.33)	(0.22)	—	(0.55)	13.56	2.22	(5)	153,903	1.15	(3)	1.83	(3)	131

Multi-Managed Moderate Growth Portfolio Class 3

03/31/04	9.57	0.10	2.03	2.13	(0.15)	—	—	(0.15)	11.55	22.37		9,269	1.30		1.06		105	(2)
03/31/05	11.55	0.14	0.31	0.45	(0.10)	—	—	(0.10)	11.90	3.89	(1)	44,413	1.20		1.32		116	(2)
03/31/06	11.90	0.17	1.09	1.26	(0.14)	—	—	(0.14)	13.02	10.63	(1)	61,977	1.25	(3)	1.37	(3)	123
03/31/07	13.02	0.23	0.69	0.92	(0.17)	—	—	(0.17)	13.77	7.13		74,571	1.21	(3)(4)	1.77	(3)(4)	169
03/31/08	13.77	0.24	0.07	0.31	(0.32)	(0.22)	—	(0.54)	13.54	2.05	(5)	79,732	1.25	(3)	1.73	(3)	131

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Moderate Growth Portfolio	104%	114%

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Moderate Growth Portfolio Class 1	0.01%	0.02%	0.01%
Multi-Managed Moderate Growth Portfolio Class 2	0.01	0.02	0.01
Multi-Managed Moderate Growth Portfolio Class 3	0.01	0.02	0.01

(4)	Gross custody credits of 0.01%

(5)	The Portfolio’s performance was increased by less than 0.14% from a reimbursement by an affiliate.

Seasons Series Trust	84

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Income/Equity Portfolio Class 1

03/31/04	$10.54	$0.28	$1.27	$1.55	$(0.26)	$—	$—	$(0.26)	$11.83	14.80%		$55,067	0.97%		2.47%		113	%(2)
03/31/05	11.83	0.32	0.10	0.42	(0.24)	—	—	(0.24)	12.01	3.52	(1)	47,346	0.91		2.68		108	(2)
03/31/06	12.01	0.35	0.41	0.76	(0.30)	—	—	(0.30)	12.47	6.31	(1)	39,618	0.96	(3)	2.78	(3)	121
03/31/07	12.47	0.41	0.40	0.81	(0.37)	—	—	(0.37)	12.91	6.51		32,657	0.93	(3)	3.22	(3)	147
03/31/08	12.91	0.44	0.35	0.79	(0.51)	(0.20)	—	(0.71)	12.99	6.05		26,330	0.97	(3)	3.30	(3)	109

Multi-Managed Income/Equity Portfolio Class 2

03/31/04	10.52	0.26	1.27	1.53	(0.24)	—	—	(0.24)	11.81	14.67		149,978	1.12		2.31		113	(2)
03/31/05	11.81	0.30	0.10	0.40	(0.22)	—	—	(0.22)	11.99	3.39	(1)	151,035	1.06		2.53		108	(2)
03/31/06	11.99	0.33	0.40	0.73	(0.28)	—	—	(0.28)	12.44	6.09	(1)	150,711	1.11	(3)	2.64	(3)	121
03/31/07	12.44	0.39	0.40	0.79	(0.35)	—	—	(0.35)	12.88	6.37		147,663	1.08	(3)	3.08	(3)	147
03/31/08	12.88	0.42	0.35	0.77	(0.49)	(0.20)	—	(0.69)	12.96	5.91		125,367	1.12	(3)	3.15	(3)	109

Multi-Managed Income/Equity Portfolio Class 3

03/31/04	10.52	0.22	1.30	1.52	(0.24)	—	—	(0.24)	11.80	14.53		9,753	1.25		2.15		113	(2)
03/31/05	11.80	0.28	0.10	0.38	(0.21)	—	—	(0.21)	11.97	3.20	(1)	41,835	1.16		2.46		108	(2)
03/31/06	11.97	0.31	0.42	0.73	(0.27)	—	—	(0.27)	12.43	6.08	(1)	51,526	1.21	(3)	2.54	(3)	121
03/31/07	12.43	0.37	0.41	0.78	(0.34)	—	—	(0.34)	12.87	6.27		57,357	1.18	(3)	2.98	(3)	147
03/31/08	12.87	0.40	0.35	0.75	(0.48)	(0.20)	—	(0.68)	12.94	5.74		55,982	1.22	(3)	3.05	(3)	109

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Income/Equity Portfolio	111%	106%

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Income/Equity Portfolio Class 1	0.00%	0.00%	0.00%
Multi-Managed Income/Equity Portfolio Class 2	0.00	0.00	0.00
Multi-Managed Income/Equity Portfolio Class 3	0.00	0.00	0.00

85	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Income Portfolio Class 1

03/31/04	$11.28	$0.37	$0.83	$1.20	$(0.34)	$—	$—	$(0.34)	$12.14	10.75%		$45,334	0.95%		3.12%		126	%(2)
03/31/05	12.14	0.39	(0.16)	0.23	(0.32)	—	—	(0.32)	12.05	1.85	(1)	38,991	0.90		3.26		112	(2)
03/31/06	12.05	0.42	0.06	0.48	(0.39)	—	—	(0.39)	12.14	3.98	(1)	31,540	0.95	(3)	3.40	(3)	118
03/31/07	12.14	0.48	0.27	0.75	(0.47)	(0.16)	—	(0.63)	12.26	6.27		26,024	0.93	(3)	3.85	(3)	166
03/31/08	12.26	0.50	0.13	0.63	(0.59)	(0.03)	—	(0.62)	12.27	5.17		21,103	0.98	(3)	3.94	(3)	121

Multi-Managed Income Portfolio Class 2

03/31/04	11.26	0.34	0.84	1.18	(0.32)	—	—	(0.32)	12.12	10.61		118,953	1.10		2.96		126	(2)
03/31/05	12.12	0.37	(0.16)	0.21	(0.30)	—	—	(0.30)	12.03	1.71	(1)	115,350	1.05		3.12		112	(2)
03/31/06	12.03	0.40	0.06	0.46	(0.37)	—	—	(0.37)	12.12	3.84	(1)	108,178	1.10	(3)	3.25	(3)	118
03/31/07	12.12	0.46	0.26	0.72	(0.45)	(0.16)	—	(0.61)	12.23	6.04		101,778	1.07	(3)	3.71	(3)	166
03/31/08	12.23	0.47	0.14	0.61	(0.57)	(0.03)	—	(0.60)	12.24	5.03		89,971	1.13	(3)	3.79	(3)	121

Multi-Managed Income Portfolio Class 3

03/31/04	11.26	0.28	0.88	1.16	(0.32)	—	—	(0.32)	12.10	10.39		7,925	1.22		2.77		126	(2)
03/31/05	12.10	0.35	(0.15)	0.20	(0.29)	—	—	(0.29)	12.01	1.61	(1)	25,758	1.14		3.04		112	(2)
03/31/06	12.01	0.38	0.08	0.46	(0.36)	—	—	(0.36)	12.11	3.83	(1)	31,264	1.21	(3)	3.16	(3)	118
03/31/07	12.11	0.44	0.27	0.71	(0.44)	(0.16)	—	(0.60)	12.22	5.94		32,909	1.17	(3)	3.61	(3)	166
03/31/08	12.22	0.46	0.14	0.60	(0.56)	(0.03)	—	(0.59)	12.23	4.93		36,395	1.23	(3)	3.69	(3)	121

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Income Portfolio	123%	110%

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Income Portfolio Class 1	0.00%	0.00%	0.00%
Multi-Managed Income Portfolio Class 2	0.00	0.00	0.00
Multi-Managed Income Portfolio Class 3	0.00	0.00	0.00

Seasons Series Trust	86

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Asset Allocation: Diversified Growth Portfolio Class 1

03/31/04	$8.45	$0.13	$2.33	$2.46	$(0.13)	$—	$—	$(0.13)	$10.78	29.16	%(2)	$106,695	0.98	%(1)	1.30	%(1)	108	%(5)
03/31/05	10.78	0.12	0.53	0.65	(0.13)	—	—	(0.13)	11.30	6.00	(3)	90,042	0.94	(1)	1.06	(1)	159	(5)
03/31/06	11.30	0.21	1.34	1.55	(0.16)	—	—	(0.16)	12.69	13.84	(3)	76,762	0.91	(1)(4)	1.78	(1)(4)	118
03/31/07	12.69	0.24	1.43	1.67	(0.25)	(0.19)	—	(0.44)	13.92	13.28		63,929	0.94	(1)(4)	1.80	(1)(4)	84
03/31/08	13.92	0.27	(0.88)	(0.61)	(0.28)	(1.10)	—	(1.38)	11.93	(5.30	)(6)	49,155	0.93	(1)(4)	1.93	(1)(4)	92

Asset Allocation: Diversified Growth Portfolio Class 2

03/31/04	8.44	0.11	2.33	2.44	(0.11)	—	—	(0.11)	10.77	29.02	(2)	232,730	1.13	(1)	1.12	(1)	108	(5)
03/31/05	10.77	0.10	0.52	0.62	(0.11)	—	—	(0.11)	11.28	5.77	(3)	230,448	1.09	(1)	0.93	(1)	159	(5)
03/31/06	11.28	0.19	1.35	1.54	(0.15)	—	—	(0.15)	12.67	13.71	(3)	237,220	1.06	(1)(4)	1.63	(1)(4)	118
03/31/07	12.67	0.22	1.42	1.64	(0.23)	(0.19)	—	(0.42)	13.89	13.07		233,703	1.09	(1)(4)	1.64	(1)(4)	84
03/31/08	13.89	0.24	(0.87)	(0.63)	(0.26)	(1.10)	—	(1.36)	11.90	(5.45	)(6)	197,075	1.08	(1)(4)	1.77	(1)(4)	92

Asset Allocation: Diversified Growth Portfolio Class 3

03/31/04	8.44	0.07	2.36	2.43	(0.11)	—	—	(0.11)	10.76	28.86	(2)	13,530	1.29	(1)	0.84	(1)	108	(5)
03/31/05	10.76	0.11	0.49	0.60	(0.10)	—	—	(0.10)	11.26	5.58	(3)	58,809	1.20	(1)	1.01	(1)	159	(5)
03/31/06	11.26	0.18	1.35	1.53	(0.14)	—	—	(0.14)	12.65	13.63	(3)	78,965	1.15	(1)(4)	1.53	(1)(4)	118
03/31/07	12.65	0.20	1.43	1.63	(0.22)	(0.19)	—	(0.41)	13.87	13.00		92,562	1.19	(1)(4)	1.53	(1)(4)	84
03/31/08	13.87	0.23	(0.87)	(0.64)	(0.25)	(1.10)	—	(1.35)	11.88	(5.54	)(6)	100,281	1.18	(1)(4)	1.66	(1)(4)	92

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 1	0.01%	0.00%	0.01%	0.02%	0.00%
Asset Allocation: Diversified Growth Portfolio Class 2	0.01	0.00	0.01	0.02	0.00
Asset Allocation: Diversified Growth Portfolio Class 3	0.01	0.00	0.01	0.02	0.00

(2)	Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 1	0.05%	0.10%	0.10%
Asset Allocation: Diversified Growth Portfolio Class 2	0.05	0.10	0.10
Asset Allocation: Diversified Growth Portfolio Class 3	0.05	0.10	0.10

(5)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Asset Allocation: Diversified Growth Portfolio	106%	156%

(6)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

87	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Stock Portfolio Class 1
03/31/04	$11.01	$0.01	$3.79	$3.80	$—	$—	$—	$—	$14.81	34.56%	$87,619	0.96%		0.10%		42%
03/31/05	14.81	0.08	0.45	0.53	—	—	—	—	15.34	3.58	73,967	0.93		0.51		42
03/31/06	15.34	0.05	2.31	2.36	(0.08)	—	—	(0.08)	17.62	15.42	62,972	0.93	(1)	0.31	(1)	45
03/31/07	17.62	0.06	1.70	1.76	(0.05)	(1.17)	—	(1.22)	18.16	10.14	52,206	0.93	(1)	0.32	(1)	39
03/31/08	18.16	0.04	(0.60)	(0.56)	(0.07)	(1.49)	—	(1.56)	16.04	(4.20)	40,425	0.95	(1)	0.23	(1)	58

Stock Portfolio Class 2
03/31/04	10.97	(0.01)	3.78	3.77	—	—	—	—	14.74	34.37	184,179	1.11		(0.05)		42
03/31/05	14.74	0.06	0.45	0.51	—	—	—	—	15.25	3.46	182,833	1.08		0.37		42
03/31/06	15.25	0.03	2.29	2.32	(0.06)	—	—	(0.06)	17.51	15.23	188,970	1.08	(1)	0.18	(1)	45
03/31/07	17.51	0.04	1.68	1.72	(0.03)	(1.17)	—	(1.20)	18.03	9.94	185,413	1.08	(1)	0.18	(1)	39
03/31/08	18.03	0.01	(0.59)	(0.58)	(0.05)	(1.49)	—	(1.54)	15.91	(4.37)	157,580	1.10	(1)	0.08	(1)	58

Stock Portfolio Class 3
03/31/04	10.97	(0.02)	3.77	3.75	—	—	—	—	14.72	34.18	10,471	1.24		(0.13)		42
03/31/05	14.72	0.05	0.44	0.49	—	—	—	—	15.21	3.33	46,811	1.18		0.38		42
03/31/06	15.21	0.02	2.29	2.31	(0.05)	—	—	(0.05)	17.47	15.16	63,310	1.18	(1)	0.09	(1)	45
03/31/07	17.47	0.02	1.67	1.69	(0.01)	(1.17)	—	(1.18)	17.98	9.81	74,581	1.18	(1)	0.08	(1)	39
03/31/08	17.98	(0.01)	(0.59)	(0.60)	(0.03)	(1.49)	—	(1.52)	15.86	(4.46)	82,341	1.21	(1)	(0.03	)(1)	58

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Stock Portfolio Class 1	0.00%	0.00%	0.00%
Stock Portfolio Class 2	0.00	0.00	0.00
Stock Portfolio Class 3	0.00	0.00	0.00

Seasons Series Trust	88

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Large Cap Growth Portfolio Class 1

03/31/04	$5.99	$—	$1.87	$1.87	$—	$—	$—	$—	$7.86	31.22%	$14,623	1.10	%(1)	0.02	%(1)	44%
03/31/05	7.86	0.03	0.44	0.47	—	—	—	—	8.33	5.98	13,588	1.04	(1)	0.38	(1)	38
03/31/06	8.33	0.01	1.16	1.17	(0.03)	—	—	(0.03)	9.47	14.05	11,672	0.94	(2)	0.13	(2)	54
03/31/07	9.47	0.03	0.46	0.49	—	—	—	—	9.96	5.17	10,451	0.93	(2)(3)	0.34	(2)(3)	53
03/31/08	9.96	0.02	0.39	0.41	(0.07)	(0.09)	—	(0.16)	10.21	3.96	8,166	0.90	(2)	0.18	(2)	60

Large Cap Growth Portfolio Class 2

03/31/04	5.97	(0.01)	1.86	1.85	—	—	—	—	7.82	30.99	71,204	1.25	(1)	(0.13	)(1)	44
03/31/05	7.82	0.02	0.43	0.45	—	—	—	—	8.27	5.75	78,540	1.19	(1)	0.24	(1)	38
03/31/06	8.27	0.00	1.15	1.15	(0.02)	—	—	(0.02)	9.40	13.89	90,485	1.09	(2)	(0.02	)(2)	54
03/31/07	9.40	0.02	0.46	0.48	—	—	—	—	9.88	5.11	94,990	1.08	(2)(3)	0.19	(2)(3)	53
03/31/08	9.88	0.00	0.38	0.38	(0.05)	(0.09)	—	(0.14)	10.12	3.76	81,642	1.05	(2)	0.03	(2)	60

Large Cap Growth Portfolio Class 3

03/31/04	5.96	(0.02)	1.87	1.85	—	—	—	—	7.81	31.04	5,122	1.35	(1)	(0.24	)(1)	44
03/31/05	7.81	0.02	0.42	0.44	—	—	—	—	8.25	5.63	26,636	1.27	(1)	0.26	(1)	38
03/31/06	8.25	(0.01)	1.15	1.14	(0.01)	—	—	(0.01)	9.38	13.82	77,751	1.19	(2)	(0.12	)(2)	54
03/31/07	9.38	0.01	0.45	0.46	—	—	—	—	9.84	4.90	140,327	1.18	(2)(3)	0.11	(2)(3)	53
03/31/08	9.84	(0.01)	0.39	0.38	(0.05)	(0.09)	—	(0.14)	10.08	3.69	168,979	1.15	(2)	(0.07	)(2)	60

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05

Large Cap Growth Portfolio Class 1	0.01%	(0.05)%
Large Cap Growth Portfolio Class 2	0.01	(0.05)
Large Cap Growth Portfolio Class 3	0.06	(0.03)

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 1	0.00%	0.00%	0.01%
Large Cap Growth Portfolio Class 2	0.00	0.00	0.01
Large Cap Growth Portfolio Class 3	0.00	0.00	0.00

(3)	Gross custody credit of 0.01%

89	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	assets(1)		net assets(1)		turnover

Large Cap Composite Portfolio Class 1

03/31/04	$6.87	$0.02	$2.17	$2.19	$(0.02)	$—	$—	$(0.02)	$9.04	31.85%	$4,838	1.10%		0.28%		78%
03/31/05	9.04	0.07	0.44	0.51	(0.02)	—	—	(0.02)	9.53	5.66	4,539	1.10		0.74		58
03/31/06	9.53	0.06	0.97	1.03	(0.07)	—	—	(0.07)	10.49	10.86	3,770	1.10	(2)	0.56	(2)	70
03/31/07	10.49	0.07	1.03	1.10	(0.05)	—	—	(0.05)	11.54	10.54	3,452	1.10	(2)	0.63	(2)	76
03/31/08	11.54	0.09	(0.51)	(0.42)	(0.08)	(0.46)	—	(0.54)	10.58	(4.17)	2,553	1.10	(2)	0.72	(2)	93

Large Cap Composite Portfolio Class 2

03/31/04	6.86	0.01	2.16	2.17	(0.01)	—	—	(0.01)	9.02	31.58	27,637	1.25		0.13		78
03/31/05	9.02	0.06	0.44	0.50	(0.01)	—	—	(0.01)	9.51	5.54	29,038	1.25		0.63		58
03/31/06	9.51	0.04	0.97	1.01	(0.06)	—	—	(0.06)	10.46	10.63	31,059	1.25	(2)	0.42	(2)	70
03/31/07	10.46	0.05	1.04	1.09	(0.04)	—	—	(0.04)	11.51	10.42	34,285	1.25	(2)	0.49	(2)	76
03/31/08	11.51	0.07	(0.51)	(0.44)	(0.06)	(0.46)	—	(0.52)	10.55	(4.31)	26,754	1.25	(2)	0.57	(2)	93

Large Cap Composite Portfolio Class 3

03/31/04	6.86	—	2.15	2.15	—	—	—	—	9.01	31.39	2,095	1.35		0.03		78
03/31/05	9.01	0.06	0.42	0.48	(0.00)	—	—	(0.00)	9.49	5.33	7,393	1.35		0.66		58
03/31/06	9.49	0.03	0.98	1.01	(0.05)	—	—	(0.05)	10.45	10.65	10,919	1.35	(2)	0.33	(2)	70
03/31/07	10.45	0.04	1.04	1.08	(0.03)	—	—	(0.03)	11.50	10.34	13,780	1.35	(2)	0.39	(2)	76
03/31/08	11.50	0.06	(0.52)	(0.46)	(0.05)	(0.46)	—	(0.51)	10.53	(4.48)	14,570	1.35	(2)	0.47	(2)	93

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Large Cap Composite Portfolio Class 1	0.42%	0.17%	0.12%	(0.08)%	0.18%
Large Cap Composite Portfolio Class 2	0.41	0.17	0.11	(0.08)	0.18
Large Cap Composite Portfolio Class 3	0.43	0.16	0.11	(0.08)	0.19

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Composite Portfolio Class 1	0.00%	0.01%	0.01%
Large Cap Composite Portfolio Class 2	0.00	0.01	0.01
Large Cap Composite Portfolio Class 3	0.00	0.01	0.01

Seasons Series Trust	90

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	assets		net assets		turnover

Large Cap Value Portfolio Class 1

03/31/04	$7.80	$0.12	$2.92	$3.04	$(0.09)	$—	$—	$(0.09)	$10.75	39.01%	$13,865	1.10	%(1)	1.20	%(1)	29%
03/31/05	10.75	0.14	0.86	1.00	(0.09)	—	—	(0.09)	11.66	9.30	14,815	0.96	(1)	1.26	(1)	32
03/31/06	11.66	0.17	1.26	1.43	(0.12)	(0.07)	—	(0.19)	12.90	12.31	15,219	0.95	(2)	1.38	(2)	39
03/31/07	12.90	0.20	1.77	1.97	(0.13)	(0.45)	—	(0.58)	14.29	15.33	17,408	0.90	(2)	1.47	(2)	34
03/31/08	14.29	0.24	(1.03)	(0.79)	(0.17)	(0.54)	—	(0.71)	12.79	(6.05)	13,278	0.89	(2)	1.64	(2)	37

Large Cap Value Portfolio Class 2

03/31/04	7.78	0.10	2.92	3.02	(0.07)	—	—	(0.07)	10.73	38.93	92,112	1.25	(1)	1.04	(1)	29
03/31/05	10.73	0.12	0.86	0.98	(0.07)	—	—	(0.07)	11.64	9.18	109,563	1.11	(1)	1.11	(1)	32
03/31/06	11.64	0.15	1.25	1.40	(0.10)	(0.07)	—	(0.17)	12.87	12.09	115,372	1.10	(2)	1.23	(2)	39
03/31/07	12.87	0.18	1.77	1.95	(0.11)	(0.45)	—	(0.56)	14.26	15.22	129,525	1.05	(2)	1.32	(2)	34
03/31/08	14.26	0.22	(1.04)	(0.82)	(0.14)	(0.54)	—	(0.68)	12.76	(6.20)	96,771	1.04	(2)	1.49	(2)	37

Large Cap Value Portfolio Class 3

03/31/04	7.78	0.08	2.93	3.01	(0.07)	—	—	(0.07)	10.72	38.76	5,528	1.35	(1)	0.87	(1)	29
03/31/05	10.72	0.11	0.86	0.97	(0.06)	—	—	(0.06)	11.63	9.08	32,460	1.20	(1)	1.03	(1)	32
03/31/06	11.63	0.13	1.26	1.39	(0.09)	(0.07)	—	(0.16)	12.86	12.00	85,913	1.20	(2)	1.14	(2)	39
03/31/07	12.86	0.16	1.77	1.93	(0.10)	(0.45)	—	(0.55)	14.24	15.06	189,817	1.15	(2)	1.23	(2)	34
03/31/08	14.24	0.20	(1.03)	(0.83)	(0.13)	(0.54)	—	(0.67)	12.74	(6.29)	253,167	1.14	(2)	1.42	(2)	37

Mid Cap Growth Portfolio Class 1

03/31/04	7.68	(0.07)	4.03	3.96	—	—	—	—	11.64	51.56	15,233	1.15	(1)	(0.74	)(1)	97
03/31/05	11.64	(0.07)	0.64	0.57	—	—	—	—	12.21	4.90	15,484	1.13	(1)	(0.63	)(1)	81
03/31/06	12.21	(0.02)	3.05	3.03	—	(0.42)	—	(0.42)	14.82	25.04	14,981	1.04	(2)	(0.18	)(2)	86
03/31/07	14.82	(0.03)	1.00	0.97	—	(1.03)	—	(1.03)	14.76	6.78	13,109	1.01	(2)	(0.23	)(2)	71
03/31/08	14.76	(0.04)	(0.10)	(0.14)	—	(1.41)	—	(1.41)	13.21	(2.17)	8,995	1.02	(2)	(0.27	)(2)	68

Mid Cap Growth Portfolio Class 2

03/31/04	7.65	(0.09)	4.02	3.93	—	—	—	—	11.58	51.37	69,968	1.30	(1)	(0.89	)(1)	97
03/31/05	11.58	(0.09)	0.63	0.54	—	—	—	—	12.12	4.66	77,433	1.28	(1)	(0.78	)(1)	81
03/31/06	12.12	(0.04)	3.04	3.00	—	(0.42)	—	(0.42)	14.70	24.98	96,349	1.19	(2)	(0.30	)(2)	86
03/31/07	14.70	(0.05)	0.98	0.93	—	(1.03)	—	(1.03)	14.60	6.55	92,566	1.16	(2)	(0.37	)(2)	71
03/31/08	14.60	(0.06)	(0.10)	(0.16)	—	(1.41)	—	(1.41)	13.03	(2.34)	74,517	1.17	(2)	(0.42	)(2)	68

Mid Cap Growth Portfolio Class 3

03/31/04	7.65	(0.10)	4.01	3.91	—	—	—	—	11.56	51.11	5,917	1.40	(1)	(1.07	)(1)	97
03/31/05	11.56	(0.09)	0.62	0.53	—	—	—	—	12.09	4.58	24,891	1.37	(1)	(0.85	)(1)	81
03/31/06	12.09	(0.05)	3.02	2.97	—	(0.42)	—	(0.42)	14.64	24.79	45,247	1.29	(2)	(0.38	)(2)	86
03/31/07	14.64	(0.07)	0.99	0.92	—	(1.03)	—	(1.03)	14.53	6.51	58,718	1.26	(2)	(0.46	)(2)	71
03/31/08	14.53	(0.08)	(0.09)	(0.17)	—	(1.41)	—	(1.41)	12.95	(2.42)	67,692	1.27	(2)	(0.51	)(2)	68

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05

Large Cap Value Portfolio Class 1	(0.03)%	(0.00)%
Large Cap Value Portfolio Class 2	(0.03)	(0.00)
Large Cap Value Portfolio Class 3	0.01	(0.00)
Mid Cap Growth Portfolio Class 1	0.03	(0.08)
Mid Cap Growth Portfolio Class 2	0.03	(0.08)
Mid Cap Growth Portfolio Class 3	0.06	(0.08)

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Value Portfolio Class 1	0.00%	0.00%	0.00%
Large Cap Value Portfolio Class 2	0.00	0.00	0.00
Large Cap Value Portfolio Class 3	0.00	0.00	0.00
Mid Cap Growth Portfolio Class 1	0.00	0.00	0.00
Mid Cap Growth Portfolio Class 2	0.00	0.00	0.00
Mid Cap Growth Portfolio Class 3	0.00	0.00	0.00

91	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Mid Cap Value Portfolio Class 1

03/31/04	$10.61	$0.10	$4.80	$4.90	$(0.10)	$(0.01)	$—	$(0.11)	$15.40	46.29%	$14,034	1.15	%(1)	0.69	%(1)	50%
03/31/05	15.40	0.12	2.59	2.71	(0.07)	(0.30)	—	(0.37)	17.74	17.69	15,887	1.03	(1)	0.77	(1)	42
03/31/06	17.74	0.17	2.60	2.77	(0.11)	(1.16)	—	(1.27)	19.24	15.99	17,245	1.02		0.92		46
03/31/07	19.24	0.16	2.59	2.75	(0.14)	(1.89)	—	(2.03)	19.96	14.73	16,234	0.97		0.83		46
03/31/08	19.96	0.16	(2.65)	(2.49)	(0.15)	(1.79)	—	(1.94)	15.53	(13.50)	10,716	0.99	(2)	0.84	(2)	61

Mid Cap Value Portfolio Class 2

03/31/04	10.59	0.08	4.79	4.87	(0.08)	(0.01)	—	(0.09)	15.37	46.09	85,682	1.30	(1)	0.53	(1)	50
03/31/05	15.37	0.10	2.58	2.68	(0.05)	(0.30)	—	(0.35)	17.70	17.52	118,416	1.18	(1)	0.63	(1)	42
03/31/06	17.70	0.14	2.60	2.74	(0.09)	(1.16)	—	(1.25)	19.19	15.82	124,641	1.17		0.77		46
03/31/07	19.19	0.13	2.57	2.70	(0.11)	(1.89)	—	(2.00)	19.89	14.50	127,417	1.12		0.68		46
03/31/08	19.89	0.13	(2.64)	(2.51)	(0.12)	(1.79)	—	(1.91)	15.47	(13.64)	84,364	1.14	(2)	0.68	(2)	61

Mid Cap Value Portfolio Class 3

03/31/04	10.59	0.05	4.80	4.85	(0.08)	(0.01)	—	(0.09)	15.35	45.86	5,435	1.40	(1)	0.37	(1)	50
03/31/05	15.35	0.09	2.56	2.65	(0.03)	(0.30)	—	(0.33)	17.67	17.37	30,602	1.26	(1)	0.58	(1)	42
03/31/06	17.67	0.12	2.60	2.72	(0.07)	(1.16)	—	(1.23)	19.16	15.74	54,833	1.27		0.69		46
03/31/07	19.16	0.11	2.57	2.68	(0.09)	(1.89)	—	(1.98)	19.86	14.43	70,308	1.22		0.59		46
03/31/08	19.86	0.11	(2.64)	(2.53)	(0.10)	(1.79)	—	(1.89)	15.44	(13.75)	100,286	1.24	(2)	0.63	(2)	61

Small Cap Portfolio Class 1

03/31/04	6.01	(0.04)	2.96	2.92	—	—	—	—	8.93	48.59	11,129	1.15	(1)	(0.52	)(1)	134
03/31/05	8.93	(0.04)	0.14	0.10	—	—	—	—	9.03	1.12	9,664	1.15	(1)	(0.48	)(1)	134
03/31/06	9.03	0.00	1.78	1.78	—	(0.08)	—	(0.08)	10.73	19.82	11,829	1.15	(1)(2)	0.01	(1)(2)	85
03/31/07	10.73	0.01	0.71	0.72	—	(0.48)	—	(0.48)	10.97	6.82	9,502	1.10	(1)(2)	0.31	(1)(2)	153
03/31/08	10.97	0.01	(1.71)	(1.70)	—	(0.78)	—	(0.78)	8.49	(16.33)	6,140	1.09	(2)	0.11	(2)	126

Small Cap Portfolio Class 2

03/31/04	5.99	(0.05)	2.95	2.90	—	—	—	—	8.89	48.41	62,201	1.30	(1)	(0.67	)(1)	134
03/31/05	8.89	(0.05)	0.13	0.08	—	—	—	—	8.97	0.90	66,999	1.30	(1)	(0.62	)(1)	134
03/31/06	8.97	(0.01)	1.76	1.75	—	(0.08)	—	(0.08)	10.64	19.62	79,997	1.30	(1)(2)	(0.15	)(1)(2)	85
03/31/07	10.64	(0.01)	0.70	0.69	—	(0.48)	—	(0.48)	10.85	6.59	79,374	1.25	(1)(2)	0.16	(1)(2)	153
03/31/08	10.85	0.00	(1.68)	(1.68)	—	(0.78)	—	(0.78)	8.39	(16.33)	54,909	1.24	(2)	(0.04	)(2)	126

Small Cap Portfolio Class 3

03/31/04	5.99	(0.05)	2.93	2.88	—	—	—	—	8.87	48.08	5,609	1.40	(1)	(0.72	)(1)	134
03/31/05	8.87	(0.05)	0.12	0.07	—	—	—	—	8.94	0.79	25,076	1.40	(1)	(0.66	)(1)	134
03/31/06	8.94	(0.02)	1.76	1.74	—	(0.08)	—	(0.08)	10.60	19.57	64,565	1.40	(1)(2)	(0.23	)(1)(2)	85
03/31/07	10.60	(0.02)	0.70	0.68	—	(0.48)	—	(0.48)	10.80	6.52	120,341	1.35	(1)(2)	0.06	(1)(2)	153
03/31/08	10.80	(0.01)	(1.68)	(1.69)	—	(0.78)	—	(0.78)	8.33	(16.50)	127,947	1.34	(2)	(0.12	)(2)	126

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Mid Cap Value Portfolio Class 1	(0.00)%	(0.02)%	—%	—%
Mid Cap Value Portfolio Class 2	(0.01)	(0.02)	—	—
Mid Cap Value Portfolio Class 3	0.03	(0.01)	—	—
Small Cap Portfolio Class 1	0.06	(0.08)	0.02	0.03
Small Cap Portfolio Class 2	0.06	(0.08)	0.02	0.03
Small Cap Portfolio Class 3	0.08	(0.08)	0.02	0.03

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Mid Cap Value Class 1	—%	—%	0.00%
Mid Cap Value Class 2	—	—	0.00
Mid Cap Value Class 3	—	—	0.00
Small Cap Portfolio Class 1	0.00	0.03	0.02
Small Cap Portfolio Class 2	0.00	0.03	0.02
Small Cap Portfolio Class 3	0.00	0.03	0.02

Seasons Series Trust	92

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

International Equity Portfolio Class 1

03/31/04	$5.12	$0.04	$2.66	$2.70	$(0.07)	$—	$—	$(0.07)	$7.75	52.92%	$7,794	1.30	%(1)	0.64	%(1)	50%
03/31/05	7.75	0.04	0.83	0.87	(0.10)	—	—	(0.10)	8.52	11.28	8,650	1.30	(1)	0.57	(1)	84
03/31/06	8.52	0.09	2.11	2.20	(0.05)	(0.14)	—	(0.19)	10.53	25.99	12,326	1.30	(1)	0.97	(1)	71
03/31/07	10.53	0.13	1.70	1.83	(0.06)	(0.39)	—	(0.45)	11.91	17.67	14,765	1.29	(1)(4)	1.16	(1)(4)	80
03/31/08	11.91	0.17	(0.58)	(0.41)	(0.11)	(0.71)	—	(0.82)	10.68	(4.33)	13,015	1.18	(4)	1.38	(4)	83

International Equity Portfolio Class 2

03/31/04	5.12	0.03	2.65	2.68	(0.06)	—	—	(0.06)	7.74	52.53	58,220	1.45	(1)	0.45	(1)	50
03/31/05	7.74	0.03	0.83	0.86	(0.09)	—	—	(0.09)	8.51	11.16	85,852	1.45	(1)	0.41	(1)	84
03/31/06	8.51	0.07	2.12	2.19	(0.04)	(0.14)	—	(0.18)	10.52	25.86	118,834	1.45	(1)	0.82	(1)	71
03/31/07	10.52	0.11	1.69	1.80	(0.05)	(0.39)	—	(0.44)	11.88	17.36	154,690	1.44	(1)(4)	1.01	(1)(4)	80
03/31/08	11.88	0.15	(0.57)	(0.42)	(0.09)	(0.71)	—	(0.80)	10.66	(4.37)	120,816	1.33	(4)	1.25	(4)	83

International Equity Portfolio Class 3

03/31/04	5.12	0.04	2.63	2.67	(0.06)	—	—	(0.06)	7.73	52.29	4,277	1.55	(1)	0.66	(1)	50
03/31/05	7.73	0.02	0.83	0.85	(0.08)	—	—	(0.08)	8.50	11.07	27,288	1.55	(1)	0.28	(1)	84
03/31/06	8.50	0.05	2.12	2.17	(0.03)	(0.14)	—	(0.17)	10.50	25.66	102,098	1.55	(1)	0.53	(1)	71
03/31/07	10.50	0.09	1.70	1.79	(0.04)	(0.39)	—	(0.43)	11.86	17.29	218,009	1.54	(1)(4)	0.80	(1)(4)	80
03/31/08	11.86	0.12	(0.56)	(0.44)	(0.08)	(0.71)	—	(0.79)	10.63	(4.55)	276,852	1.43	(4)	1.04	(4)	83

Diversified Fixed Income Portfolio Class 1

03/31/04	10.70	0.35	0.19	0.54	(0.27)	—	—	(0.27)	10.97	5.11	13,922	0.90	(1)	3.15	(1)	109	(2)
03/31/05	10.97	0.39	(0.36)	0.03	(0.33)	(0.01)	—	(0.34)	10.66	0.22	11,137	0.84		3.57		88	(2)
03/31/06	10.66	0.39	(0.24)	0.15	(0.34)	(0.05)	—	(0.39)	10.42	1.36 (3)	10,595	0.83		3.67		94
03/31/07	10.42	0.45	0.15	0.60	(0.33)	0.00	—	(0.33)	10.69	5.81	9,479	0.80		4.19		108
03/31/08	10.69	0.47	0.29	0.76	(0.36)	—	—	(0.36)	11.09	7.24	7,757	0.82		4.30		118

Diversified Fixed Income Portfolio Class 2

03/31/04	10.68	0.33	0.19	0.52	(0.25)	—	—	(0.25)	10.95	4.97	138,125	1.05	(1)	3.01	(1)	109	(2)
03/31/05	10.95	0.37	(0.35)	0.02	(0.32)	(0.01)	—	(0.33)	10.64	0.07	122,693	0.99		3.42		88	(2)
03/31/06	10.64	0.38	(0.25)	0.13	(0.32)	(0.05)	—	(0.37)	10.40	1.21 (3)	108,491	0.98		3.52		94
03/31/07	10.40	0.42	0.16	0.58	(0.31)	0.00	—	(0.31)	10.67	5.66	101,549	0.95		4.05		108
03/31/08	10.67	0.45	0.30	0.75	(0.35)	—	—	(0.35)	11.07	7.10	114,521	0.97		4.13		118

Diversified Fixed Income Portfolio Class 3

03/31/04	10.67	0.29	0.22	0.51	(0.25)	—	—	(0.25)	10.93	4.84	9,120	1.15	(1)	2.99	(1)	109	(2)
03/31/05	10.93	0.34	(0.34)	—	(0.30)	(0.01)	—	(0.31)	10.62	(0.03)	32,192	1.09		3.31		88	(2)
03/31/06	10.62	0.35	(0.23)	0.12	(0.31)	(0.05)	—	(0.36)	10.38	1.11 (3)	72,452	1.08		3.44		94
03/31/07	10.38	0.40	0.17	0.57	(0.30)	0.00	—	(0.30)	10.65	5.57	123,975	1.05		3.96		108
03/31/08	10.65	0.43	0.30	0.73	(0.34)	—	—	(0.34)	11.04	6.92	202,406	1.07		4.01		118

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

International Equity Portfolio Class 1	0.31%	(0.00)%	0.03%	(0.04)%
International Equity Portfolio Class 2	0.30	(0.00)	0.03	(0.04)
International Equity Portfolio Class 3	0.30	(0.00)	0.03	(0.05)
Diversified Fixed Income Portfolio Class 1	(0.03)	—	—	—
Diversified Fixed Income Portfolio Class 2	(0.02)	—	—	—
Diversified Fixed Income Portfolio Class 3	(0.01)	—	—	—

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Diversified Fixed Income Portfolio	106%	82%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

(4)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08

International Equity Portfolio Class 1	0.00%	0.00%
International Equity Portfolio Class 2	0.00	0.00
International Equity Portfolio Class 3	0.00	0.00

93	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Strategic Fixed Income Portfolio Class 3

02/14/05- 03/31/05†	$10.00	$0.04	$(0.38)	$(0.34)	$—	$—	$—	$—	$9.66	(3.40)%		$17,193	1.55	%#(1)	3.59	%#(1)	5%
03/31/06	9.66	0.48	0.23	0.71	(0.29)	(0.01)	—	(0.30)	10.07	7.45		48,116	1.47	(1)	4.59	(1)(2)	42
03/31/07	10.07	0.52	0.29	0.81	(0.38)	(0.01)	—	(0.39)	10.49	8.07		97,104	1.21	(2)	5.21	(2)	91
03/31/08	10.49	0.57	(0.59)	(0.02)	(0.53)	(0.06)	—	(0.59)	9.88	(0.29)		130,564	1.26	(2)	5.59	(2)	102

Cash Management Portfolio Class 1

03/31/04	10.84	0.04	—	0.04	(0.09)	—	—	(0.09)	10.79	0.37		7,384	0.80	(1)	0.33	(1)	—
03/31/05	10.79	0.11	0.00	0.11	(0.04)	—	—	(0.04)	10.86	0.99		4,637	0.71	(1)	0.95	(1)	—
03/31/06	10.86	0.35	(0.01)	0.34	(0.13)	—	—	(0.13)	11.07	3.13		4,927	0.63	(1)(2)	3.11	(1)(2)	—
03/31/07	11.07	0.52	0.01	0.53	(0.29)	0.00	—	(0.29)	11.31	4.79	(3)	6,967	0.56		4.68		—
03/31/08	11.31	0.50	(0.10)	0.40	(0.48)	—	—	(0.48)	11.23	3.56		9,459	0.56		4.40		—

Cash Management Portfolio Class 2

03/31/04	10.82	0.02	—	0.02	(0.07)	—	—	(0.07)	10.77	0.22		54,276	0.95	(1)	0.18	(1)	—
03/31/05	10.77	0.09	0.00	0.09	(0.02)	—	—	(0.02)	10.84	0.84		47,494	0.86	(1)	0.82	(1)	—
03/31/06	10.84	0.33	(0.01)	0.32	(0.11)	—	—	(0.11)	11.05	2.98		38,397	0.78	(1)(2)	2.93	(1)(2)	—
03/31/07	11.05	0.51	0.00	0.51	(0.27)	0.00	—	(0.27)	11.29	4.64	(3)	51,617	0.70		4.55		—
03/31/08	11.29	0.48	(0.10)	0.38	(0.46)	—	—	(0.46)	11.21	3.41		65,845	0.71		4.25		—

Cash Management Portfolio Class 3

03/31/04	10.82	0.01	—	0.01	(0.07)	—	—	(0.07)	10.76	0.09		6,224	1.05	(1)	0.06	(1)	—
03/31/05	10.76	0.09	(0.01)	0.08	(0.01)	—	—	(0.01)	10.83	0.74		12,284	0.97	(1)	0.82	(1)	—
03/31/06	10.83	0.32	(0.01)	0.31	(0.10)	—	—	(0.10)	11.04	2.88		21,357	0.87	(1)(2)	2.95	(1)(2)	—
03/31/07	11.04	0.49	0.01	0.50	(0.26)	0.00	—	(0.26)	11.28	4.55	(3)	49,737	0.81		4.46		—
03/31/08	11.28	0.49	(0.12)	0.37	(0.45)	—	—	(0.45)	11.20	3.32		53,210	0.81		4.27		—

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

#	Annualized

†	Commencement of Operations

(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06

Strategic Fixed Income Portfolio Class 3	—%	1.41%	(0.09)%
Cash Management Portfolio Class 1	(0.03)	0.00	0.03
Cash Management Portfolio Class 2	(0.03)	0.00	0.03
Cash Management Portfolio Class 3	(0.01)	0.00	0.03

(2)	Gross of Custody Credits of 0.01%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

Seasons Series Trust	94

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Focus Growth Portfolio Class 1

03/31/04	$5.49	$(0.05)	$2.48	$2.43	$—	$—	$—	$—	$7.92	44.26%	$8,170	1	.30%(1)	(0	.66)%(1)	90%
03/31/05	7.92	0.00	(0.32)	(0.32)	—	—	—	—	7.60	(4.04)	6,504	1	.30(1)	0	.03(1)	200
03/31/06	7.60	(0.05)	1.55	1.50	—	—	—	—	9.10	19.74	7,907	1	.17(1)(2)	(0	.59)(1)(2)	102
03/31/07	9.10	(0.03)	0.05	0.02	—	—	—	—	9.12	0.22	4,423	1	.11(1)(2)(3)	(0	.30)(1)(2)(3)	120
03/31/08	9.12	(0.04)	0.34	0.30	—	—	—	—	9.42	3.29	3,387	1	.13(2)	(0	.35)(2)	126

Focus Growth Portfolio Class 2

03/31/04	5.47	(0.06)	2.47	2.41	—	—	—	—	7.88	44.06	68,443	1	.45(1)	(0	.81)(1)	90
03/31/05	7.88	(0.01)	(0.32)	(0.33)	—	—	—	—	7.55	(4.19)	67,731	1	.45(1)	(0	.10)(1)	200
03/31/06	7.55	(0.06)	1.54	1.48	—	—	—	—	9.03	19.60	73,281	1	.32(1)(2)	(0	.74)(1)(2)	102
03/31/07	9.03	(0.04)	0.04	0.00	—	—	—	—	9.03	0.00	62,866	1	.25(1)(2)(3)	(0	.48)(1)(2)(3)	120
03/31/08	9.03	(0.05)	0.34	0.29	—	—	—	—	9.32	3.21	58,226	1	.29(2)	(0	.50)(2)	126

Focus Growth Portfolio Class 3

03/31/04	5.47	(0.05)	2.45	2.40	—	—	—	—	7.87	43.88	6,775	1	.55(1)	(0	.75)(1)	90
03/31/05	7.87	(0.00)	(0.34)	(0.34)	—	—	—	—	7.53	(4.32)	21,909	1	.55(1)	(0	.07)(1)	200
03/31/06	7.53	(0.07)	1.54	1.47	—	—	—	—	9.00	19.52	39,589	1	.41(1)(2)	(0	.81)(1)(2)	102
03/31/07	9.00	(0.05)	0.04	(0.01)	—	—	—	—	8.99	(0.11)	52,391	1	.35(1)(2)(3)	(0	.59)(1)(2)(3)	120
03/31/08	8.99	(0.06)	0.34	0.28	—	—	—	—	9.27	3.11	54,728	1	.39(2)	(0	.61)(2)	126

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Focus Growth Portfolio Class 1	0.05%	(0.09)%	(0.03)%	0.00%
Focus Growth Portfolio Class 2	0.05	(0.09)	(0.03)	0.00
Focus Growth Portfolio Class 3	0.08	(0.09)	(0.03)	0.00

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Focus Growth Portfolio Class 1	0.00%	0.01%	0.01%
Focus Growth Portfolio Class 2	0.00	0.01	0.01
Focus Growth Portfolio Class 3	0.00	0.01	0.01

(3)	Gross of custody credit of 0.01%.

95	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	assets(1)		net assets(1)		turnover

Focus TechNet Portfolio Class 2
03/31/04	$2.84	$(0.07)	$2.30	$2.23	$—	$—	$—	$—	$5.07	78.52%		$31,718	1.65%		(1.55)%		183%
03/31/05	5.07	(0.06)	0.01	(0.05)	—	—	—	—	5.02	(0.99)		27,909	1.65		(1.16)		155
03/31/06	5.02	(0.08)	1.48	1.40	—	—	—	—	6.42	27.89		36,331	1.65		(1.31)		116
03/31/07	6.42	(0.08)	(0.03)	(0.11)	—	(0.21)	—	(0.21)	6.10	(1.76)		24,613	1.65		(1.37)		81
03/31/08	6.10	(0.09)	(0.26)	(0.35)	—	—	—	—	5.75	(5.74)		20,978	1.59	(2)	(1.31	)(2)	156
Focus TechNet Portfolio Class 3

03/31/04	2.84	(0.07)	2.30	2.23	—	—	—	—	5.07	78.52		3,830	1.75		(1.70)		183
03/31/05	5.07	(0.06)	0.00	(0.06)	—	—	—	—	5.01	(1.18)		11,321	1.75		(1.15)		155
03/31/06	5.01	(0.08)	1.47	1.39	—	—	—	—	6.40	27.74		19,386	1.75		(1.41)		116
03/31/07	6.40	(0.09)	(0.03)	(0.12)	—	(0.21)	—	(0.21)	6.07	(1.92)		18,436	1.75		(1.47)		81
03/31/08	6.07	(0.09)	(0.26)	(0.35)	—	—	—	—	5.72	(5.77)		19,501	1.68	(2)	(1.40	)(2)	156
Focus Growth and Income Portfolio Class 2

03/31/04	6.78	(0.03)	2.53	2.50	—	—	—	—	9.28	36.87		49,277	1.45		(0.35)		84
03/31/05	9.28	0.02	0.03	0.05	—	—	—	—	9.33	0.54		49,049	1.45		0.18		77
03/31/06	9.33	0.09	1.21	1.30	(0.02)	—	—	(0.02)	10.61	13.96		48,297	1.42		0.94		164
03/31/07	10.61	0.06	1.49	1.55	(0.10)	(0.55)	—	(0.65)	11.51	14.68		52,060	1.30		0.58		151
03/31/08	11.51	0.02	(0.98)	(0.96)	(0.06)	(1.59)	—	(1.65)	8.90	(10.66)		38,215	1.33	(2)	0.17	(2)	248
Focus Growth and Income Portfolio Class 3

03/31/04	6.78	(0.03)	2.52	2.49	—	—	—	—	9.27	36.73		6,855	1.55		(0.35)		84
03/31/05	9.27	0.01	0.02	0.03	—	—	—	—	9.30	0.32		22,063	1.55		0.16		77
03/31/06	9.30	0.08	1.21	1.29	(0.01)	—	—	(0.01)	10.58	13.90		27,151	1.52		0.85		164
03/31/07	10.58	0.05	1.49	1.54	(0.09)	(0.55)	—	(0.64)	11.48	14.63		34,685	1.39		0.47		151
03/31/08	11.48	0.01	(0.97)	(0.96)	(0.05)	(1.59)	—	(1.64)	8.88	(10.68)		32,826	1.43	(2)	0.06	(2)	248

Focus Value Portfolio Class 2

03/31/04	8.77	0.15	4.19	4.34	—	—	—	—	13.11	49.49		49,022	1.45		1.34		165
03/31/05	13.11	0.05	1.45	1.50	(0.09)	(0.69)	—	(0.78)	13.83	11.66		67,250	1.45		0.36		130
03/31/06	13.83	0.06	1.97	2.03	(0.01)	(0.60)	—	(0.61)	15.25	14.92		73,413	1.39		0.45		152
03/31/07	15.25	0.17	2.83	3.00	(0.05)	(0.37)	—	(0.42)	17.83	19.78		86,877	1.27	(2)	1.01	(2)	70
03/31/08	17.83	0.23	(1.13)	(0.90)	(0.14)	(1.82)	—	(1.96)	14.97	(6.29	)(3)	69,468	1.27	(2)	1.28	(2)	87
Focus Value Portfolio Class 3

03/31/04	8.77	0.09	4.23	4.32	—	—	—	—	13.09	49.26		4,494	1.55		0.87		165
03/31/05	13.09	0.03	1.46	1.49	(0.08)	(0.69)	—	(0.77)	13.81	11.58		21,657	1.55		0.25		130
03/31/06	13.81	0.05	1.96	2.01	—	(0.60)	—	(0.60)	15.22	14.78		41,737	1.48		0.37		152
03/31/07	15.22	0.15	2.84	2.99	(0.04)	(0.37)	—	(0.41)	17.80	19.72		73,769	1.36	(2)	0.91	(2)	70
03/31/08	17.80	0.21	(1.12)	(0.91)	(0.13)	(1.82)	—	(1.95)	14.94	(6.38	)(3)	88,961	1.38	(2)	1.19	(2)	87

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Focus TechNet Portfolio Class 2	0.52%	0.17%	(0.06)%	0.06%	0.03%
Focus TechNet Portfolio Class 3	0.52	0.19	(0.07)	0.06	0.04
Focus Growth and Income Portfolio Class 2	0.25	(0.01)	(0.10)	0.00	—
Focus Growth and Income Portfolio Class 3	0.27	(0.01)	(0.10)	0.00	—
Focus Value Portfolio Class 2	0.25	(0.02)	(0.07)	0.00	—
Focus Value Portfolio Class 3	0.27	(0.02)	(0.07)	0.00	—

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08

Focus TechNet Portfolio Class 2	—%	0.01%
Focus TechNet Portfolio Class 3	—	0.01
Focus Growth and Income Portfolio Class 2	—	0.04
Focus Growth and Income Portfolio Class 3	—	0.05
Focus Value Portfolio Class 2	0.00	0.02
Focus Value Portfolio Class 3	0.00	0.02

(3)	The Portfolio’s performance figure was increased by 0.56% from gains realized on the disposal of investments in violation of investment restrictions.

Seasons Series Trust	96

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends				Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Net Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets(2)		net assets(2)		turnover

Allocation Growth Portfolio Class 3

02/14/05- 03/31/05†	$10.00	$(0.00)	$(0.15)	$(0.15)	$—	$—	$—	$—	$9.85	(1.50)%	$5,308	0.35	%#(1)	(0.35	)%#(1)	1%
03/31/06	9.85	0.02	1.62	1.64	(0.05)	(0.01)	—	(0.06)	11.43	16.61	63,384	0.34	(1)(3)	0.21	(1)(3)	24
03/31/07	11.43	0.04	1.26	1.30	—	(0.05)	—	(0.05)	12.68	11.36	180,221	0.14	(1)(4)	0.38	(1)(4)	9
03/31/08	12.68	0.16	(0.85)	(0.69)	(0.13)	(0.22)	—	(0.35)	11.64	(5.68)	195.554	0.16		0.52		19

Allocation Moderate Growth Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.17)	(0.17)	—	—	—	—	9.83	(1.70)	3,314	0.35	#(1)	(0.35	)#(1)	5
03/31/06	9.83	0.08	1.34	1.42	(0.09)	(0.01)	—	(0.10)	11.15	14.40	99,205	0.28	(3)	0.82	(3)	21
03/31/07	11.15	0.10	1.08	1.18	—	(0.04)	—	(0.04)	12.29	10.62	259,625	0.13	(1)(4)	0.89	(1)(4)	11
03/31/08	12.29	0.34	(0.80)	(0.46)	(0.12)	(0.16)	—	(0.28)	11.55	(3.98)	428.731	0.14	(4)	1.15	(4)	13

Allocation Moderate Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.15)	(0.15)	—	—	—	—	9.85	(1.50)	3,388	0.35	#(1)	(0.35	)#(1)	0
03/31/06	9.85	0.15	1.02	1.17	(0.11)	(0.03)	—	(0.14)	10.88	11.93	69,582	0.31	(1)(3)	1.12	(1)(3)	29
03/31/07	10.88	0.15	0.92	1.07	—	(0.05)	—	(0.05)	11.90	9.82	169,941	0.14	(1)(4)	1.38	(1)(4)	17
03/31/08	11.90	0.49	(0.75)	(0.26)	(0.15)	(0.21)	—	(0.36)	11.28	(2.46)	236.123	0.16		1.70		24

Allocation Balanced Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.14)	(0.14)	—	—	—	—	9.86	(1.40)	3,958	0.35	#(1)	(0.35	)#(1)	0
03/31/06	9.86	0.14	0.54	0.68	(0.14)	(0.09)	—	(0.23)	10.54	9.29	40,900	0.35	(1)(3)	1.42	(1)(3)	67
03/31/07	10.54	0.18	0.76	0.94	—	(0.09)	—	(0.09)	11.39	8.89	82,257	0.19	(1)(4)	1.66	(1)(4)	15
03/31/08	11.39	0.24	(0.32)	(0.08)	(0.15)	(0.15)	—	(0.30)	11.01	(0.81)	122,746	0.19		2.09		23

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total returns would have been lower for each period presented. Total return does include expense reimbursements and reductions.

†	Commencement of Operations

#	Annualized

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/05#	03/31/06	03/31/07

Allocation Growth Portfolio Class 3	4.37%	(0.05)%	0.00%
Allocation Moderate Growth Portfolio Class 3	5.58	—	0.00
Allocation Moderate Portfolio Class 3	5.32	(0.04)	0.00
Allocation Balanced Portfolio Class 3	5.45	0.00	0.02

(2)	Does not include underlying fund expenses that the Portfolios bear indirectly.

(3)	Gross of Custody Credits of 0.02%, 0.02%, 0.01% and 0.01% for Allocation Growth, Allocation Moderate Growth, Allocation Moderate and Allocation Balanced Portfolios.

(4)	Gross of Custody Credits of 0.01%

97	Seasons Series Trust

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios by contacting:

AIG SunAmerica Assurance Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

Seasons Series Trust	98

PROSPECTUS
July 28, 2008

Seasons Series Trust
(Class 1 Shares)

•  Multi-Managed Growth Portfolio
•  Multi-Managed Moderate Growth Portfolio
•  Multi-Managed Income/Equity Portfolio
•  Multi-Managed Income Portfolio
•  Asset Allocation: Diversified Growth Portfolio
•  Stock Portfolio
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Seasons Series Trust	2

TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series, six of which are included in this Prospectus (“Portfolios”), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolios” and the glossary.

Individuals cannot invest in the Portfolios directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with AIG SunAmerica Asset Management Corp., the investment adviser and manager (“SunAmerica” or the “Adviser”). The term “Manager” as used in this prospectus means either SunAmerica or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

Six of the Portfolios, Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio, which we call the “Seasons Portfolios” are available only through the selection of one of four variable investment “Strategies” described in the Variable Contracts prospectus. You should be aware that if you select a “Strategy” you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Q: What are the Portfolios’ investment goals and principal investment strategies?

Q&A

Managed Components — the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio’s investment goal. See “Managed Components” herein.
Capital Appreciation/Growth is an increase in the market value of securities held.
Income is interest payments from bonds or dividends from stocks.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

A:	Each Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy.

A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days’ notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Growth Portfolio	long-term growth of capital	asset allocation through Managed Components

Multi-Managed Moderate Growth Portfolio	long-term growth of capital, with capital preservation as a secondary objective	asset allocation through Managed Components

Multi-Managed Income/Equity Portfolio	conservation of principal while maintaining some potential for long-term growth of capital	asset allocation through Managed Components

3	Seasons Series Trust

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Income Portfolio	capital preservation	asset allocation through Managed Components

Asset Allocation: Diversified Growth Portfolio	capital appreciation	investment primarily through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets in equity securities and approximately 20% (with a range of 5-35%) of its assets in fixed income securities

Stock Portfolio	long-term capital appreciation, with a secondary objective of increasing dividend income	under normal circumstances, invests at least 80% of net assets in common stocks

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (“Multi-Managed Seasons Portfolios”) allocates all of its assets among three or four distinct Managed Components, each managed by separate Managers and each with its own investment strategy. The four Managers of the Multi-Managed Seasons Portfolios are SunAmerica, Janus Capital Management LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”) and Wellington Management Company, LLP (“Wellington Management”). The four Managed Components are Aggressive Growth/SunAmerica, Growth/Janus, Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management. The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio.

Although each Multi-Managed Seasons Portfolio has a distinct investment goal and allocates its assets in varying percentages among the Managed Components in furtherance of that goal, the Managed Component(s) are managed in the same general manner regardless of the goal of the Multi-Managed Seasons Portfolios. However, the equity/debt weightings of the Balanced/Lord Abbett/SunAmerica component under normal market conditions will vary depending on the goal of the Multi-Managed Seasons Portfolios. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among the Managed Components.

Managed Components

Portfolio	Aggressive Growth component/ SunAmerica	Growth component/ Janus	Balanced component/ Lord Abbett/ SunAmerica	Fixed Income component/ Wellington Management

Multi-Managed Growth Portfolio	20%	40%	14%/6%	20%

Multi-Managed Moderate Growth Portfolio	18%	28%	12.6%/5.4%	36%

Multi-Managed Income/Equity Portfolio	0%	18%	14%/14%	54%

Multi-Managed Income Portfolio	0%	8%	8.5%/8.5%	75%

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

Seasons Series Trust	4

Q:	What are the principal risks of investing in the Portfolios?

A:	The following section describes the principal risks of each Portfolio. The charts herein also describe various additional risks.

Management Risks

Each Seasons Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Equity Securities

The Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth and Stock Portfolios invest primarily in equity securities. In addition, the Multi-Managed Income/Equity Portfolio invests significantly in equity securities.

As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio’s investments in equity securities, which also increases the risk that you may lose money during declines in the stock market. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant benchmarks or other funds with comparable investment objectives and strategies.

Risks of Investing in Growth Stocks

Growth stocks are historically volatile, which will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth and Stock Portfolios.

Risks of Investing in Bonds

The Multi-Managed Income/Equity and Multi-Managed Income Portfolios invest primarily in bonds. In addition, the Multi-Managed Growth, Multi-Managed Moderate Growth and Asset Allocation: Diversified Growth Portfolios each invests significantly in bonds.

As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

Risks of Investing in Junk Bonds

All Portfolios except the Stock Portfolio may invest to varying degrees in high yield/high risk securities, also known as “junk bonds,” which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

Risks of Investing Internationally

All Portfolios may invest in foreign securities. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

5	Seasons Series Trust

Risks of Investing in Emerging Market Countries

The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. Each Portfolio may invest in issuers in emerging market countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade.

Risks of Investing in Smaller Companies

All Portfolios may invest in equity securities of smaller companies. Stocks of smaller companies and to a lesser extent, mid-cap companies, may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth and Asset Allocation: Diversified Growth Portfolios.

Risks of Investing in “Non-Diversified” Portfolios

All Portfolios except for the Asset Allocation: Diversified Growth and Stock Portfolios are “non-diversified,” which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Additional Principal Risks

Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:	How have the Seasons Portfolios performed historically?

A:	The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and by comparing each Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

Seasons Series Trust	6

MULTI-MANAGED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 31.19% (quarter ended 12/31/99) and the lowest return for a quarter was –16.31% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was – 4.41%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Growth Portfolio	13.32%	12.74%	8.10%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 2000® Index[3]	−1.57%	16.25%	7.08%

Russell 1000® Index[4]	5.77%	13.43%	6.20%

Blended Benchmark Index[5]	4.72%	11.44%	6.68%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 51% Russell 1000® Index, 27% Lehman Brothers U.S. Aggregate Index, 20% Russell 2000® Index and 2% Treasury Bills.

7	Seasons Series Trust

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 24.57% (quarter ended 12/31/99) and the lowest return for a quarter was –12.03% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –3.97%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Moderate Growth Portfolio	10.54%	10.45%	7.40%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 2000® Index[3]	−1.57%	16.25%	7.08%

Russell 1000® Index[4]	5.77%	13.43%	6.20%

Blended Benchmark Index[5]	5.08%	10.04%	6.68%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 37.9% Russell 1000® Index, 42.3% Lehman Brothers U.S. Aggregate Index, 18.0% Russell 2000® Index and 1.8% Treasury Bills.

Seasons Series Trust	8

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 10.80% (quarter ended 12/31/99) and the lowest return for a quarter was –5.32% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –1.51%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Income/Equity Portfolio	10.12%	7.99%	6.54%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 1000® Index[3]	5.77%	13.43%	6.20%

Blended Benchmark Index[4]	6.63%	7.42%	6.28%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 33.4% Russell 1000® Index, 63.8% Lehman Brothers U.S. Aggregate Index, and 2.8% Treasury Bills.

9	Seasons Series Trust

MULTI-MANAGED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.32% (quarter ended 6/30/03) and the lowest return for a quarter was –2.64% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –1.37%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Income Portfolio	7.69%	6.02%	5.81%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 1000® Index[3]	5.77%	13.43%	6.20%

Blended Benchmark Index[4]	6.80%	5.98%	6.16%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 17.35% Russell 1000® Index, 80.95% Lehman Brothers U.S. Aggregate Index, and 1.7% Treasury Bills.

Seasons Series Trust	10

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was –15.03% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was – 8.00%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Asset Allocation: Diversified Growth Portfolio	5.24%	11.78%	5.21%

Russell 3000® Index[1]	5.14%	13.63%	6.22%

S&P 500®[2]	5.49%	12.83%	5.91%

MSCI EAFE Index[3]	11.17%	21.59%	8.66%

Lehman Brothers U.S. Aggregate Index[4]	6.97%	4.42%	5.97%

JP Morgan Developed Market High Yield Index[5]	2.69%	10.77%	5.77%

MSCI Emerging Markets Free IndexSM 6	39.78%	37.46%	14.53%

Blended Benchmark Index[7]	7.87%	15.10%	7.54%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[4]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[5]	The JP Morgan Developed High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.
[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free IndexSM excludes closed markets and those shares in otherwise free markets with are not purchasable by foreigners.
[7]	The Blended Benchmark Index consists of 60% Russell 3000® Index, 15% MSCI EAFE Index, 15% Lehman Brothers U.S. Aggregate Index, 5% JP Morgan Developed Market High Yield Index, and 5% MSCI Emerging Markets Free IndexSM. The New Blended Benchmark Index data given is based on information available as of July 31, 2001.

11	Seasons Series Trust

STOCK PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was –15.32% (quarter ended 6/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –10.31%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Stock Portfolio	10.33%	13.82%	7.36%

S&P 500®[1]	5.49%	12.83%	5.91%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Seasons Series Trust	12

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

			Multi-Managed
	Multi-Managed Growth	Multi-Managed Moderate	Income/Equity
	Portfolio(1)	Growth Portfolio(1)	Portfolio(1)
	Class 1	Class 1	Class 1

Management Fees	0.89%	0.84%	0.81%
Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.12%	1.00%	0.97%

		Asset Allocation:
	Multi-Managed Income	Diversified Growth	Stock
	Portfolio(1)	Portfolio(1)(2)(3)	Portfolio(1)
	Class 1	Class 1	Class 1

Management Fees	0.77%	0.83%	0.84%
Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.20%	0.11%
Acquired Fund Fees and Expenses	N/A	0.00%	N/A
Total Annual Portfolio Operating Expenses	0.98%	1.03%	0.95%

(1)	Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s other expenses have been reduced. For the year ended March 31, 2008, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio’s other expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for Class 1 would have been as follows:

Class 1

Multi-Managed Growth Portfolio	1.11%
Multi-Managed Moderate Growth Portfolio	0.99%
Multi-Managed Income/Equity Portfolio*	0.97%
Multi-Managed Income Portfolio*	0.98%
Asset Allocation: Diversified Growth Portfolio*	1.03%
Stock Portfolio*	0.95%

*	The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(2)	The Adviser is voluntarily waiving on an annual basis 0.10% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. This additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(3)	“Other Expenses” include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by these portfolios as a result of investments in shares of one or more “acquired funds”, as defined in the registration form applicable to the portfolios, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

13	Seasons Series Trust

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio*
Class 1 Shares	$114	$356	$617	$1,363
Multi-Managed Moderate Growth Portfolio*
Class 1 Shares	$102	$318	$552	$1,225
Multi-Managed Income Equity Portfolio*
Class 1 Shares	$99	$309	$536	$1,190
Multi-Managed Income Portfolio*
Class 1 Shares	$100	$312	$542	$1,201
Asset Allocation: Diversified Growth Portfolio*
Class 1 Shares	$105	$328	$569	$1,259
Stock Portfolio*
Class 1 Shares	$97	$303	$525	$1,166

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

The following are your costs after these voluntary fee waivers and/or expense reimbursements and expense reductions:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio
Class 1 Shares	$113	$353	$612	$1,352
Multi-Managed Moderate Growth Portfolio
Class 1 Shares	$101	$315	$547	$1,213
Multi-Managed Income Equity Portfolio(1)
Class 1 Shares	$99	$309	$536	$1,190
Multi-Managed Income Portfolio(1)
Class 1 Shares	$100	$312	$542	$1,201
Asset Allocation: Diversified Growth Portfolio(1)
Class 1 Shares	$95	$296	$515	$1,143
Stock Portfolio(1)
Class 1 Shares	$97	$303	$525	$1,166

(1)	The amount of the expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Seasons Series Trust	14

MORE INFORMATION ABOUT THE PORTFOLIOS

Investment Strategies

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following charts summarize information about each Portfolio’s and Managed Component’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio or Managed Component through the various Variable Contracts.

The Variable Contracts offer four variable investment “Strategies.” You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Additional Information about the Seasons Portfolios

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as previously indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it is important for you to understand how the information in the charts provided below applies specifically to your investment. To summarize the allocation strategy, because the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the Aggressive Growth/SunAmerica and Growth/Janus components than do the other two Multi-Managed Seasons Portfolios. In contrast, the Multi-Managed Income/Equity and Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management components. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the Aggressive Growth/SunAmerica component.

You should carefully review the investment goals and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you select a Strategy that invests in the Multi-Managed Income Portfolio, you should be aware that this Portfolio distributes its assets among the Growth/Janus component, the Balanced/Lord Abbett/SunAmerica component and the Fixed Income/Wellington Management component in a ratio of 8%/8.5%/8.5%/75%, respectively. Also, if you select a Strategy that invests in the Multi-Managed Income Portfolio you should be aware that this Portfolio invests three quarters of its assets in the Fixed Income/Wellington Management component. So, when reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment.

15	Seasons Series Trust

Managed Components

	Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What are the Portfolio’s/Managed Component’s principal investments?	• Equity securities, including those of lesser known or high growth companies or industries, such as technology, telecommunications, media, healthcare, energy and consumer cyclicals: -small-cap stocks	• Equity securities selected for their growth potential: -large-cap stocks -mid-cap stocks -small-cap stocks	• Equity securities:
-large-cap stocks
• Investment grade fixed income securities
• 70%/30% neutral equity/debt weighting for Multi-Managed Growth and Moderate Growth Portfolios (actual weighting may differ)
• 50%/50% neutral equity/debt weighting for Multi-Managed Income/Equity and Income Portfolios (actual weighting may differ)	• U.S. and foreign fixed income securities of varying maturities and risk/return characteristics (at least 80% investment grade securities and at least 80% U.S. dollar denominated securities)
• U.S. government securities
• Pass-through securities
• Asset-backed and mortgage-backed securities
• When-issued and delayed-delivery securities

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Mid-cap stocks • Large-cap stocks • Short-term investments (up to 25%) • Options	• Junk bonds (up to 35%) • Short-term investments (up to 25%)	• Mid-cap stocks • Small-cap stocks (up to 20%) • Short-term investments (up to 25%) • Foreign securities (up to 25%) • ADRs/EDRs/GDRs • Emerging markets • PFICs • Junk bonds (up to 15%)	• Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 20% denominated in foreign currencies; up to 100% denominated in U.S. dollars)

Seasons Series Trust	16

Managed Components

Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Passive Foreign Investment Companies (PFICs)
• Options and futures
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Special situations	• U.S. government securities
• Asset-backed and mortgage-backed securities
• Options and futures
• Special situations
• Currency transactions
• Currency baskets
• Exchange Traded Funds (ETFs)
• Hybrid instruments (up to 10%)	• Currency transactions
• Currency baskets
• PFICs
• Options and futures
• Special situations
• Forward foreign currency exchange contracts
• U.S. Treasury inflation protection securities
• Roll transactions
• Total return swaps (up to 10%)
• Short sales
• Forward commitments

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Short sales

17	Seasons Series Trust

Seasons Portfolios

	Asset Allocation: Diversified Growth Portfolio	Stock Portfolio

What are the Portfolio’s/Managed Component’s principal investments?	• Strategic allocation of approximately 80% (with a range of 65-95%) of net assets to equity securities:
-large-cap stocks
-mid-cap stocks
-small-cap stocks
• Strategic allocation of approximately 20% (with a range of 5-35%) of assets to fixed income securities
	• Foreign securities (up to 60%)	• Common stocks (at least 80% of net assets)

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Junk bonds (up to 20%) • Short-term investments (up to 20%)	• Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• Options and futures
• Special situations
• Hybrid instruments (up to 10%)
• ETFs
• REITs
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• REITs
• Options and futures
• Special situations
• Convertible securities and warrants
• ETFs
• Hybrid instruments (up to 10%)

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
	• Small and medium sized companies	• Active trading • Asset-backed securities • Derivatives • Emerging markets • Foreign exposure • Growth stocks • Hedging • Market volatility • Securities selection • Small and medium sized companies

Seasons Series Trust	18

GLOSSARY

Investment Terminology

A currency basket consists of specified amounts of currencies of certain foreign countries.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to generate income. For example, a Portfolio may enter into foreign forward currency exchange contracts to gain exposure to a country or region.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell 1000® Index during the most recent 12-months had a market-cap of $113 million. Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap® Index to the largest company in the Russell Midcap® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell Midcap® Index had a market-cap of $113 million and the largest company in the Russell Midcap® Index had a market-cap of $55.8 billion. Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the largest company in the Russell 2000® index had a market-cap of $8.39 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio’s investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The risk of owning an ETF reflects the risk of owning securities in the underlying index it is designed to track. Lack of liquidity in an ETF results in it being more volatile. In addition, as an investment company ETFs are subject to fees and expenses.

19	Seasons Series Trust

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager).

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed (i.e., Standard and Poor’s Depositary Receipts (SPDRs) and iSharesSM) and structured securities and other ETFs, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay

Seasons Series Trust	20

dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, currencies or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security, or other asset or currency, at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. A Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon, maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

U.S. Treasury inflation protection securities are issued by the United States Department of Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers. The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

When-issued and delayed delivery transactions call for the purchase or sale of securities at an agreed upon price on a specified future date. At the time of delivery of the security, the value may be more or less than the purchase price.

About the Indices

•	The JP Morgan Developed Market High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.

21	Seasons Series Trust

•	Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the performance of the U.S. fixed income market.

•	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Indexsm measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Indexsm excludes closed markets and those share in otherwise free markets with are not purchasable by foreigners.

•	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

•	Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

•	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.

•	S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide each Portfolio’s portfolio turnover rate for each fiscal year in the past five years or since inception.

Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of a Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In

Seasons Series Trust	22

addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth stocks:  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

Hedging:  Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Interest rate fluctuations:  The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bonds:  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default.

Market volatility:  The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Non-diversified status:  Portfolios registered as “non-diversified” investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company’s risk may increase because the effect of each security on the Portfolio’s performance is greater.

23	Seasons Series Trust

Prepayment:  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Securities selection:  A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Short sales:  Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small and medium sized companies:  Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

Seasons Series Trust	24

MANAGEMENT

Investment Adviser and Manager

AIG SunAmerica Asset Management Corp. SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, manages the investments for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $50.3 billion as of March 31, 2008. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., AIG Retirement Company I (formerly, VALIC Company I) and AIG Retirement Company II (formerly, VALIC Company II).

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the Aggressive Growth/SunAmerica and the fixed income portion of the Balanced/Lord Abbett/SunAmerica components of the Multi-Managed Seasons Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of each Portfolio is available in the annual or semi-annual shareholder reports.

For the fiscal year ended March 31, 2008 each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Multi-Managed Growth Portfolio	0.89%
Multi-Managed Moderate Growth Portfolio	0.84%
Multi-Managed Income/Equity Portfolio	0.81%
Multi-Managed Income Portfolio	0.77%
Asset Allocation: Diversified Growth Portfolio	0.83%
Stock Portfolio	0.84%

SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers that have no affiliation with SunAmerica (“unaffiliated Subadvisers”) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers, except for AIGGIC, is unaffiliated with SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

25	Seasons Series Trust

Portfolio Management

The management of each Portfolio and Managed Component is summarized in the following tables.

Seasons Portfolios

Portfolio	Portfolio management allocated among the following managers

Multi-Managed Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Moderate Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income/Equity Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Asset Allocation: Diversified Growth Portfolio	• Putnam

Stock Portfolio	• T. Rowe Price

Seasons Series Trust	26

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SunAmerica is responsible for making the day-to-day investment decisions for the Aggressive Growth component and a portion of the Balanced component of the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Income Portfolio.

The Aggressive Growth component of the Multi-Managed Portfolios is managed by Jay Rushin. Mr. Rushin joined SunAmerica in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over twelve years experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica, he was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The fixed income portion of the Balanced component of the Multi-Managed Portfolios is managed by a team including Bryan Petermann, John Yovanovic, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem, CFA. Each member of the team has portfolio management responsibilities with both SunAmerica and AIGGIC. AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Investments, formerly, AIG Global Investment Group. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have joint and primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SunAmerica compensates the various Subadvisers out of advisory fees that it receives form the respective Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval.

27	Seasons Series Trust

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio

Janus Capital Management LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of March 31, 2008 JCGI had approximately $187.6 billion in assets under management.

The Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio are managed by Ron Sachs, CFA. Mr. Sachs has managed the Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio since January 2008. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds the Chartered Financial Analyst Designation.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio

Lord, Abbett & Co. LLC. (Lord Abbett) is located at 90 Hudson Street, Jersey City, New Jersey 07302, and has been an investment manager since 1929. Lord Abbett provides similar services to 51 mutual fund portfolios having various investment objectives and also advises other investment clients. As of March 31, 2008, Lord Abbett had approximately $99.8 billion in assets under management.

The team that manages the equity sleeve of the Balanced component of each Multi-Managed Portfolio is headed by Daniel H. Frascarelli. Mr. Frascarelli, Partner and Portfolio Manager, joined Lord Abbett in 1990. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of each sleeve.

Asset Allocation: Diversified Growth Portfolio

Putnam Investment Management, L.L.C. (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. As of March 31, 2008, Putnam Investments had approximately $168 billion in assets under management. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

The Asset Allocation: Diversified Growth Portfolio is managed by Jeffrey L. Knight. Robert J. Kea and Robert J. Schoen. Mr. Knight is Managing Director and Chief Investment Officer of the Global Asset Allocation Team. He joined Putnam in 1993 and is a CFA charterholder with 19 years investment experience. Mr. Kea is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1989 and is a CFA charterholder with 18 years of investment experience. Mr. Schoen is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1997 and has 18 years of investment experience.

Seasons Series Trust	28

Stock Portfolio

T. Rowe Price Associates, Inc. (T. Rowe Price) is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. As of March 31, 2008, T. Rowe Price had approximately $378.6 billion in assets under management.

The Stock Portfolio is managed by P. Robert Bartolo. Mr. Bartolo serves as Investment Advisory Committee Chairman and Vice President. He joined T. Rowe Price in 2002 and has been managing investments since 1998.

Multi-Managed Growth Portfolio
Multi-Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership. The principal offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

The Fixed Income component of the Multi-Managed Portfolios is managed by Lucius T. Hill, III, Campe Goodman, CFA, Christopher A. Jones, II, CFA, Michael F. Garrett and Scott I. St. John, CFA. Mr. Hill, Senior Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1993. Mr. Hill has served as the Portfolio Manager for the Portfolios since 1999. Mr. Goodman, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2000. Mr. Goodman has served as the Portfolio Manager for the Portfolios since 2004. Mr. Jones, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the high yield portion of the Portfolios since 2007. Mr. Garrett, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1999. Mr. Garrett has been involved in portfolio management and securities analysis for the mortgage portion of the Portfolios since 1999. Mr. St. John, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2003. Mr. St. John has been involved in portfolio management and securities analysis for the corporate credit portion of the Portfolios since 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research (2001-2003).

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SunAmerica and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolios, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadvisers.

29	Seasons Series Trust

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolios available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of outstanding shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges for foreign equity securities that trade on weekends or other days when the Trust does not price its shares. As a result, the value of such foreign securities may change on days when the Trust is not open for purchase or redemptions.

Buy and sell shares. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Seasons Series Trust	30

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio and share class on which they were paid.

Taxes. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Insurance Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

31	Seasons Series Trust

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Seasons Series Trust	32

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average			Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets			turnover

Multi-Managed Growth Portfolio Class 1

03/31/04	$8.70	$0.08	$2.34	$2.42	$(0.10)	$—	$—	$(0.10)	$11.02	27.93%		$60.247	1.10%		0.75%			100	%(2)
03/31/05	11.02	0.09	0.59	0.68	(0.07)	—	—	(0.07)	11.63	6.13	(1)	50.863	1.04		0.83			107	(2)
03/31/06	11.63	0.11	1.49	1.60	(0.10)	—	—	(0.10)	13.13	13.76	(1)	42.652	1.11	(3)	0	.88(3)		114
03/31/07	13.13	0.17	0.81	0.98	(0.11)	—	—	(0.11)	14.00	7.52		36,033	1.07	(3)(4)	1	.30(3	)(4)	154
03/31/08	14.00	0.16	0.29	0.45	(0.27)	—	—	(0.27)	14.18	3.08	(5)	27,029	1.12	(3)	1	.07(3)		117

Multi-Managed Moderate Growth Portfolio Class 1

03/31/04	$9.59	$0.15	$2.01	$2.16	$(0.17)	$—	$—	$(0.17)	$11.58	22.63%		$71,142	1.00%		1.41%			105	%(2)
03/31/05	11.58	0.18	0.31	0.49	(0.13)	—	—	(0.13)	11.94	4.21	(1)	60,210	0.95		1.54			116	(2)
03/31/06	11.94	0.21	1.08	1.29	(0.17)	—	—	(0.17)	13.06	10.84	(1)	52,920	0.99	(3)	1	.61(3)		123
03/31/07	13.06	0.27	0.70	0.97	(0.21)	—	—	(0.21)	13.82	7.43		44,695	0.96	(3)(4)	2	.02(3	)(4)	169
03/31/08	13.82	0.29	0.05	0.34	(0.35)	(0.22)	—	(0.57)	13.59	2.27	(5)	33,470	1.00	(3)	1	.98(3)		131

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Growth Portfolio	99%	107%
Multi-Managed Moderate Growth Portfolio	104	114

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Growth Portfolio Class 1	0.01%	0.02%	0.01%
Multi-Managed Moderate Growth Portfolio Class 1	0.01	0.02	0.01

(4)	Gross custody credits of 0.01%
(5)	The Multi-Managed Growth Portfolio’s and Multi-Managed Moderate Growth Portfolio’s performance were increased by less than 0.12% and 0.14%, respectively, from a reimbursement by an affiliate.

33	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Income/Equity Portfolio Class 1

03/31/04	$10.54	$0.28	$1.27	$1.55	$(0.26)	$—	$—	$(0.26)	$11.83	14.80%		$55,067	0.97%		2.47%		113	%(2)
03/31/05	11.83	0.32	0.10	0.42	(0.24)	—	—	(0.24)	12.01	3.52	(1)	47,346	0.91		2.68		108	(2)
03/31/06	12.01	0.35	0.41	0.76	(0.30)	—	—	(0.30)	12.47	6.31	(1)	39,618	0.96	(3)	2.78	(3)	121
03/31/07	12.47	0.41	0.40	0.81	(0.37)	—	—	(0.37)	12.91	6.51		32,657	0.93	(3)	3.22	(3)	147
03/31/08	12.91	0.44	0.35	0.79	(0.51)	(0.20)	—	(0.71)	12.99	6.05		26,330	0.97	(3)	3.30	(3)	109

Multi-Managed Income Portfolio Class 1

03/31/04	$11.28	$0.37	$0.83	$1.20	$(0.34)	$—	$—	$(0.34)	$12.14	10.75%		$45,334	0.95%		3.12%		126	%(2)
03/31/05	12.14	0.39	(0.16)	0.23	(0.32)	—	—	(0.32)	12.05	1.85	(1)	38,991	0.90		3.26		112	(2)
03/31/06	12.05	0.42	0.06	0.48	(0.39)	—	—	(0.39)	12.14	3.98	(1)	31,540	0.95	(3)	3.40	(3)	118
03/31/07	12.14	0.48	0.27	0.75	(0.47)	(0.16)	—	(0.63)	12.26	6.27		26,024	0.93	(3)	3.85	(3)	166
03/31/08	12.26	0.50	0.13	0.63	(0.59)	(0.03)	—	(0.62)	12.27	5.17		21,103	0.98	(3)	3.94	(3)	121

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Income/Equity Portfolio	111%	106%
Multi-Managed Income Portfolio	123	110

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Income/Equity Portfolio Class 1	0.00%	0.00%	0.00%
Multi-Managed Income Portfolio Class 1	0.00	0.00	0.00

Seasons Series Trust	34

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Asset Allocation: Diversified Growth Portfolio Class 1

03/31/04	$8.45	$0.13	$2.33	$2.46	$(0.13)	$—	$—	$(0.13)	$10.78	29.16	%(2)	$106,695	0.98	%(1)	1.30	%(1)	108	%(5)
03/31/05	10.78	0.12	0.53	0.65	(0.13)	—	—	(0.13)	11.30	6.00	(3)	90,042	0.94	(1)	1.06	(1)	159	(5)
03/31/06	11.30	0.21	1.34	1.55	(0.16)	—	—	(0.16)	12.69	13.84	(3)	76,762	0.91	(1)(4)	1.78	(1)(4)	118
03/31/07	12.69	0.24	1.43	1.67	(0.25)	(0.19)	—	(0.44)	13.92	13.28		63,929	0.94	(1)(4)	1.80	(1)(4)	84
03/31/08	13.92	0.27	(0.88)	(0.61)	(0.28)	(1.10)	—	(1.38)	11.93	(5.30	)(6)	49,155	0.93	(1)(4)	1.93	(1)(4)	92

Stock Portfolio Class 1

03/31/04	$11.01	$0.01	$3.79	$3.80	$—	$—	$—	$—	$14.81	34.56%		$87,619	0.96%		0.10%		42%
03/31/05	14.81	0.08	0.45	0.53	—	—	—	—	15.34	3.58		73,967	0.93		0.51		42
03/31/06	15.34	0.05	2.31	2.36	(0.08)	—	—	(0.08)	17.62	15.42		62,972	0.93	(1)	0.31	(1)	45
03/31/07	17.62	0.06	1.70	1.76	(0.05)	(1.17)	—	(1.22)	18.16	10.14		52,206	0.93	(1)	0.32	(1)	39
03/31/08	18.16	0.04	(0.60)	(0.56)	(0.07)	(1.49)	—	(1.56)	16.04	(4.20)		40,425	0.95	(1)	0.23	(1)	58

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 1	0.01%	0.00%	0.01%	0.02%	0.00%
Stock Portfolio Class 1	—	—	0.00	0.00	0.00

(2)	Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 1	0.05%	0.10%	0.10%

(5)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Asset Allocation: Diversified Growth Portfolio	106%	156%

(6)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

35	Seasons Series Trust

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios by contacting:

AIG SunAmerica Assurance Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

Seasons Series Trust	36

PROSPECTUS
July 28, 2008

Seasons Series Trust
(Class 1 Shares)

•  Multi-Managed Growth Portfolio
•  Multi-Managed Moderate Growth Portfolio
•  Multi-Managed Income/Equity Portfolio
•  Multi-Managed Income Portfolio
•  Asset Allocation: Diversified Growth Portfolio
•  Stock Portfolio
•  Large Cap Growth Portfolio
•  Large Cap Composite Portfolio
•  Large Cap Value Portfolio
•  Mid Cap Growth Portfolio
•  Mid Cap Value Portfolio
•  Small Cap Portfolio
•  International Equity Portfolio
•  Diversified Fixed Income Portfolio
•  Cash Management Portfolio
•  Focus Growth Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Seasons Series Trust	2

TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series, 16 of which are included in this prospectus (“Portfolios”), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolios” and the glossary.

Individuals cannot invest in the Portfolios directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with AIG SunAmerica Asset Management Corp., the investment adviser and manager (“SunAmerica” or the “Adviser”). The term “Manager” as used in this prospectus means either SunAmerica or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

Six of the Portfolios, Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio, which we call the “Seasons Portfolios” are available only through the selection of one of four variable investment “Strategies” described in the Variable Contracts prospectus. You should be aware that if you select a “Strategy” you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Ten of the Portfolios, which we call the “Seasons Select Portfolios” and the “Seasons Focused Portfolios” are available as variable investment options under Variable Contracts offered by the Life Insurance Companies.

Q: What are the Portfolios’ investment goals and principal investment strategies?

Q&A

Managed Components — the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio’s investment goal. See “Managed Components” herein.
Capital Appreciation/Growth is an increase in the market value of securities held.
Income is interest payments from bonds or dividends from stocks.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

A:	Each Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy.
A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days’ notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Growth Portfolio	long-term growth of capital	asset allocation through Managed Components

Multi-Managed Moderate Growth Portfolio	long-term growth of capital, with capital preservation as a secondary objective	asset allocation through Managed Components

Multi-Managed Income/Equity Portfolio	conservation of principal while maintaining some potential for long-term growth of capital	asset allocation through Managed Components

3	Seasons Series Trust

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Income Portfolio	capital preservation	asset allocation through Managed Components

Asset Allocation: Diversified Growth Portfolio	capital appreciation	investment primarily through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets in equity securities and approximately 20% (with a range of 5-35%) of its assets in fixed income securities

Stock Portfolio	long-term capital appreciation, with a secondary objective of increasing dividend income	under normal circumstances, invests at least 80% of net assets in common stocks

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (“Multi-Managed Seasons Portfolios”) allocates all of its assets among three or four distinct Managed Components, each managed by separate Managers and each with its own investment strategy. The four Managers of the Multi-Managed Seasons Portfolios are SunAmerica, Janus Capital Management LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”) and Wellington Management Company, LLP (“Wellington Management”). The four Managed Components are Aggressive Growth/SunAmerica, Growth/Janus, Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management. The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio.

Although each Multi-Managed Seasons Portfolio has a distinct investment goal and allocates its assets in varying percentages among the Managed Components in furtherance of that goal, the Managed Component(s) are managed in the same general manner regardless of the goal of the Multi-Managed Seasons Portfolios. However, the equity/debt weightings of the Balanced/Lord Abbett/SunAmerica component under normal market conditions will vary depending on the goal of the Multi-Managed Seasons Portfolios. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among the Managed Components.

Managed Components

Portfolio	Aggressive Growth component/ SunAmerica	Growth component/ Janus	Balanced component/ Lord Abbett/ SunAmerica	Fixed Income component/ Wellington Management

Multi-Managed Growth Portfolio	20%	40%	14%/6%	20%

Multi-Managed Moderate Growth Portfolio	18%	28%	12.6%/5.4%	36%

Multi-Managed Income/Equity Portfolio	0%	18%	14%/14%	54%

Multi-Managed Income Portfolio	0%	8%	8.5%/8.5%	75%

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

Seasons Series Trust	4

The following chart shows the investment goal and principal investment strategy of each of the Seasons Select Portfolios.

A “Growth” Philosophy — investing in securities believed to offer the potential for long-term growth of capital — focuses on securities considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
A “Value” Philosophy — investing in securities that are believed to be undervalued in the market — often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
“Net assets” will take into account any borrowing for investment purposes.

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Large Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a growth strategy

Large Cap Composite Portfolio	long-term growth of capital and growth of dividend income	under normal circumstances, invests at least 80% of net assets in equity securities of large companies that offer the potential for long-term growth of capital or dividends

Large Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a value strategy

Mid Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a growth strategy

Mid Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a value strategy

Small Cap Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of small companies

5	Seasons Series Trust

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

International Equity Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of issuers in at least three countries other than the U.S.

Diversified Fixed Income Portfolio	relatively high current income and secondarily capital appreciation	under normal circumstances, invests at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, mortgage-backed securities, investment grade debt securities, and high yield/high risk bonds (“junk bonds”)

Cash Management Portfolio	high current yield while preserving capital	invests in a diversified selection of money market instruments

Each Seasons Select Portfolio except the Cash Management Portfolio, is managed by multiple Managers, and we call these Portfolios the “Multi-Managed Seasons Select Portfolios.” Each Multi-Managed Seasons Select Portfolio offers you access to at least three different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. To balance the risks of an actively managed portfolio, each Multi-Managed Seasons Select Portfolio includes a passively-managed index component, currently managed by AIG Global Investment Corp. (“AIGGIC”) that seeks to track a target index or a subset of an index.

Seasons Series Trust	6

The following chart shows the investment goal and principal investment strategy of the Seasons Focus Growth Portfolio.

A “Focus” Strategy — one in which a Manager actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Manager of the Focused Portfolio will generally invest in up to 10 securities, and each of these Portfolios will generally hold up to a total of 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including following the employment of a new Manager to manage a Portfolio or a portion of a Portfolio. In this situation the new Manager may be selling securities and buying new securities at the same time, resulting in the Portfolio holding more than its usual number of holdings. Each Manager may invest in additional financial instruments for the purpose of cash management or to hedge a security position.
Active Trading:  A strategy used whereby a Portfolio may engage in frequent trading of securities to achieve its investment goal.
Market Capitalization represents the total market value of the outstanding securities of a corporation.

Seasons Focused Portfolio

Portfolio	Investment Goal	Strategy

Focus Growth Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization

The Seasons Focused Portfolio offer you access to several different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. Each Manager actively selects a limited number of stocks that represent some of their favorite ideas. This “Focus” approach to investing results in a more concentrated portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

SunAmerica initially allocated the assets of each Multi-Managed Seasons Select Portfolio and the Seasons Focus Growth Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica allocates new cash from share purchases over redemption requests equally among the Managers unless SunAmerica determines that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The assets of the Diversified Fixed Income Portfolio are not divided equally between the three managers, but have a targeted allocation of 50% to one Manager (AIGGIC) with a portion actively managed and another passively managed and 25% each to the two other Managers. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio and the Seasons Focus Growth Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager of the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio’s asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Multi-Managed Seasons Select Portfolio or Seasons Focused Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board of Trustees, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

7	Seasons Series Trust

Q:	What are the principal risks of investing in the Portfolios?

A:	The following section describes the principal risks of each Portfolio. The charts herein also describe various additional risks.

Management Risks

Each Seasons Portfolio, Seasons Select Portfolio and Seasons Focused Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Equity Securities

The Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity and Focus Growth Portfolios invest primarily in equity securities. In addition, the Multi-Managed Income/Equity Portfolio invests significantly in equity securities.

As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio’s investments in equity securities, which also increases the risk that you may lose money during declines in the stock market. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant benchmarks or other funds with comparable investment objectives and strategies.

Risks of Investing in Growth Stocks

Growth stocks are historically volatile, which will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Mid Cap Growth, Small Cap and Focus Growth Portfolios.

Risks of Investing in Value Stocks

The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, will particularly affect the Large Cap Value and Mid Cap Value Portfolios.

Risks of Indexing

A component of the following portfolios is managed to track the performance of an index: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio. The Manager of such components, AIGGIC, may endeavor to track the index by purchasing every stock included in the index in the same proportions. In the alternative, the Manager may invest in a sampling of index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the index. If this component of such Portfolio does not adequately track the characteristics of the index, it is likely that the performance of this component will not be similar to the performance of the index and, therefore, may have an impact on the overall performance of the Portfolio. The index component will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, raising funds to meet redemptions or rebalancing the portfolio, even if there are adverse developments concerning a particular security, company or industry.

Seasons Series Trust	8

Risks of Investing in Bonds

The Multi-Managed Income/Equity, Multi-Managed Income and the Diversified Fixed Income Portfolios invest primarily in bonds. In addition, the Multi-Managed Growth, Multi-Managed Moderate Growth and Asset Allocation: Diversified Growth Portfolios each invests significantly in bonds.

As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

Risks of Investing in Junk Bonds

All Portfolios except the Stock, Mid Cap Growth and Cash Management Portfolios may invest to varying degrees in high yield/high risk securities, also known as “junk bonds,” which are considered speculative. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

Risks of Investing in Money Market Securities

While an investment in the Cash Management Portfolio should present the least market risk of any of the Portfolios, you should be aware that an investment in this Portfolio is subject to the risks that the value of its investments in high-quality short-term debt obligations (“money market securities”) may be affected by changes in interest rates, changes in the rating of an issuer of a money market security and the ability of an issuer to make payments of interest and principal. Additional risks may be found in the section titled “More Information about the Portfolios.” Cash Management Portfolio does not seek to maintain a stable net asset value of $1.00. Each of the Seasons Managed Allocation Portfolios may invest in the Cash Management Portfolio.

Risks of Investing Internationally

All Portfolios except the Cash Management Portfolio may invest in foreign securities. The International Equity Portfolio invests at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Emerging Market Countries

The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. Each Portfolio other than the Cash Management Portfolio may invest in issuers in emerging market countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade.

Risks of Investing in Smaller Companies

All Portfolios except the Diversified Fixed Income and Cash Management Portfolios may invest in equity securities of smaller companies. The Small Cap Portfolio invests at least 80% of net assets in equity securities of smaller companies. Stocks of smaller companies and to a lesser extent, mid-cap

9	Seasons Series Trust

companies, may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Mid-Cap Growth and Small Cap Portfolios.

Risks of Investing in “Non-Diversified” Portfolios

All Portfolios except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income and Cash Management Portfolios are “non-diversified,” which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Additional Principal Risks

Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:	How have the Seasons Portfolios performed historically?

A:	The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and by comparing each Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

Seasons Series Trust	10

MULTI-MANAGED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 31.19% (quarter ended 12/31/99) and the lowest return for a quarter was –16.31% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was – 4.41%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Growth Portfolio	13.32%	12.74%	8.10%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 2000® Index[3]	−1.57%	16.25%	7.08%

Russell 1000® Index[4]	5.77%	13.43%	6.20%

Blended Benchmark Index[5]	4.72%	11.44%	6.68%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 51% Russell 1000® Index, 27% Lehman Brothers U.S. Aggregate Index, 20% Russell 2000® Index and 2% Treasury Bills.

11	Seasons Series Trust

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 24.57% (quarter ended 12/31/99) and the lowest return for a quarter was –12.03% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –3.97%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Moderate Growth Portfolio	10.54%	10.45%	7.40%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 2000® Index[3]	−1.57%	16.25%	7.08%

Russell 1000® Index[4]	5.77%	13.43%	6.20%

Blended Benchmark Index[5]	5.08%	10.04%	6.68%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 37.9% Russell 1000® Index, 42.3% Lehman Brothers U.S. Aggregate Index, 18.0% Russell 2000® Index and 1.8% Treasury Bills.

Seasons Series Trust	12

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 10.80% (quarter ended 12/31/99) and the lowest return for a quarter was –5.32% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –1.51%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Income/Equity Portfolio	10.12%	7.99%	6.54%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 1000® Index[3]	5.77%	13.43%	6.20%

Blended Benchmark Index[4]	6.63%	7.42%	6.28%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 33.4% Russell 1000® Index, 63.8% Lehman Brothers U.S. Aggregate Index, and 2.8% Treasury Bills.

13	Seasons Series Trust

MULTI-MANAGED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.32% (quarter ended 6/30/03) and the lowest return for a quarter was –2.64% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –1.37%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Multi-Managed Income Portfolio	7.69%	6.02%	5.81%

S&P 500®[1]	5.49%	12.83%	5.91%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.97%

Russell 1000® Index[3]	5.77%	13.43%	6.20%

Blended Benchmark Index[4]	6.80%	5.98%	6.16%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 17.35% Russell 1000® Index, 80.95% Lehman Brothers U.S. Aggregate Index, and 1.7% Treasury Bills.

Seasons Series Trust	14

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.54% (quarter ended 12/31/98) and the lowest return for a quarter was –15.03% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –8.00%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Asset Allocation: Diversified Growth Portfolio	5.24%	11.78%	5.21%

Russell 3000® Index[1]	5.14%	13.63%	6.22%

S&P 500®[2]	5.49%	12.83%	5.91%

MSCI EAFE Index[3]	11.17%	21.59%	8.66%

Lehman Brothers U.S. Aggregate Index[4]	6.97%	4.42%	5.97%

JP Morgan Developed Market High Yield Index[5]	2.69%	10.77%	5.77%

MSCI Emerging Markets Free IndexSM 6	39.78%	37.46%	14.53%

Blended Benchmark Index[7]	7.87%	15.10%	7.54%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[4]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[5]	The JP Morgan Developed High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.
[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free IndexSM excludes closed markets and those shares in otherwise free markets with are not purchasable by foreigners.
[7]	The Blended Benchmark Index consists of 60% Russell 3000® Index, 15% MSCI EAFE Index, 15% Lehman Brothers U.S. Aggregate Index, 5% JP Morgan Developed Market High Yield Index, and 5% MSCI Emerging Markets Free IndexSM. The New Blended Benchmark Index data given is based on information available as of July 31, 2001.

15	Seasons Series Trust

STOCK PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 22.80% (quarter ended 12/31/98) and the lowest return for a quarter was –15.32% (quarter ended 6/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –10.31%.

Average Annual Total Returns	Past	Past	Past
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Ten Years
Stock Portfolio	10.33%	13.82%	7.36%

S&P 500®[1]	5.49%	12.83%	5.91%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

Seasons Series Trust	16

LARGE CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 13.69% (quarter ended 6/30/03) and the lowest return for a quarter was –17.84% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was – 4.44%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Growth Portfolio[1]	15.45%	13.53%	3.01%

S&P 500®/Citigroup Growth Index[2]	9.13%	10.94%	1.07% [4]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Growth Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 1 shares is February 8, 1999.
[4]	Index inception return is from the month end following the inception date.

17	Seasons Series Trust

LARGE CAP COMPOSITE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 14.12% (quarter ended 6/30/03) and the lowest return for a quarter was –16.14% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –11.13%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Composite Portfolio[1]	7.07%	12.05%	3.37%

S&P 500®[2]	5.49%	12.83%	3.54%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 1 shares is February 8, 1999.

Seasons Series Trust	18

LARGE CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.95% (quarter ended 6/30/03) and the lowest return for a quarter was –19.47% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –13.04%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Value Portfolio[1]	4.07%	13.82%	7.07%

S&P 500®/Citigroup Value Index[2]	1.99%	14.73%	5.93% [4]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 1 shares is February 8, 1999.
[4]	Index inception return is from the month end following the inception date.

19	Seasons Series Trust

MID CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 22.83% (quarter ended 12/31/01) and the lowest return for a quarter was –24.38% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was – 6.90%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Mid Cap Growth Portfolio[1]	15.92%	18.76%	10.11%

Russell Midcap® Growth Index[2]	11.43%	17.90%	6.66%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
[3]	Inception date for Class 1 shares is February 8, 1999.

Seasons Series Trust	20

MID CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 6/30/03) and the lowest return for a quarter was –15.71% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was – 8.31%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Mid Cap Value Portfolio[1]	0.49%	15.63%	12.48%

Russell Midcap® Value Index[2]	–1.42%	17.92%	11.28%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
[3]	Inception date for Class 1 shares is February 8, 1999.

21	Seasons Series Trust

SMALL CAP PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.13% (quarter ended 6/30/03) and the lowest return for a quarter was –22.95% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –12.21%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Small Cap Portfolio[1]	−3.84%	11.64%	3.60%

Russell 2000® Index[2]	−1.57%	16.25%	8.61%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001. Effective February 14, 2005, Salomon Brothers Asset Management Inc replaced Lord, Abbett & Co. LLC as manager of a component of the Portfolio. Effective December 1, 2006, ClearBridge Advisors, LLC replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio.
[2]	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[3]	Inception date for Class 1 shares is February 8, 1999.

Seasons Series Trust	22

INTERNATIONAL EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 6/30/03) and the lowest return for a quarter was –22.48% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –11.89%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
International Equity Portfolio[1]	10.51%	19.55%	4.62%

MSCI EAFE Index[2]	11.17%	21.59%	7.84%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[3]	Inception date for Class 1 shares is February 8, 1999.

23	Seasons Series Trust

DIVERSIFIED FIXED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.47% (quarter ended 9/30/02) and the lowest return for a quarter was –3.01% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.65%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Diversified Fixed Income Portfolio[1]	6.21%	3.63%	4.28%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	5.77%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	Inception date for Class 1 shares is February 8, 1999.

Seasons Series Trust	24

CASH MANAGEMENT PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 1.47% (quarter ended 12/31/00) and the lowest return for a quarter was 0.00% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.71%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Cash Management Portfolio[1]	4.39%	2.50%	2.98%

US Treasury Bills, 0-3 Months Index	4.40%	2.90%	3.33% [3]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective February 14, 2005, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) assumed management of the Portfolio. The Portfolio was previously managed by SunAmerica, the Adviser.
[2]	Inception date for Class 1 shares is February 8, 1999.
[3]	Index inception return is from the month end following the inception date.

25	Seasons Series Trust

FOCUS GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 18.03% (quarter ended 6/30/03) and the lowest return for a quarter was –16.54% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was –12.98%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Growth Portfolio[1]	23.56%	14.97%	1.49%

Russell 3000® Growth Index[2]	11.40%	12.42%	–3.04%

S&P 500®[3]	5.49%	12.83%	1.91%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective October 1, 2002, Salomon Brothers Asset Management, Inc. replaced Jennison Associates LLC as manager of a component of the portfolio. Effective February 14, 2005, Credit Suisse Asset Management, LLC and Janus Capital Management LLC replaced Fred Alger Management, Inc. and Salomon Brothers Asset Management Inc as managers of components of the Portfolio. Effective August 23, 2006, Credit Suisse Asset Management, LLC no longer serves as a subadviser to a component of the Portfolio, SunAmerica assumed management of that component of the Portfolio.
[2]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 3000® Growth or the Russell 2000® Growth indexes.
[3]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognised as representative of the performance of the U.S. stock market.
[4]	Inception date for Class 1 shares is July 5, 2000.

Seasons Series Trust	26

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Multi-Managed Growth	Multi-Managed Moderate	Multi-Managed
	Portfolio(2)	Growth Portfolio(2)	Income/Equity Portfolio(2)
	Class 1	Class 1	Class 1

Management Fees	0.89%	0.84%	0.81%
Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.12%	1.00%	0.97%

	Multi-Managed Income	Asset Allocation: Diversified Growth	Stock
	Portfolio(2)	Portfolio(2)(3)(4)	Portfolio(2)
	Class 1	Class 1	Class 1

Management Fees	0.77%	0.83%	0.84%
Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.20%	0.11%
Acquired Fund Fees and Expenses	N/A	0.00%	N/A
Total Annual Portfolio Operating Expenses	0.98%	1.03%	0.95%

	Large Cap Growth	Large Cap Composite	Large Cap Value
	Portfolio(2)(4)	Portfolio(1)(2)(4)	Portfolio(2)(4)
	Class 1	Class 1	Class 1

Management Fees	0.80%	0.80%	0.78%
Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.10%	0.48%	0.11%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	0.90%	1.28%	0.89%

	Mid Cap Growth	Mid Cap Value	Small Cap
	Portfolio(2)(4)	Portfolio(2)(4)	Portfolio(2)(4)
	Class 1	Class 1	Class 1

Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.17%	0.14%	0.24%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.02%	0.99%	1.09%

27	Seasons Series Trust

	International Equity	Diversified Fixed Income
	Portfolio(2)(4)	Portfolio(4)
	Class 1	Class 1

Management Fees	0.93%	0.69%
Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.25%	0.13%
Acquired Fund Fees and Expenses	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.18%	0.82%

	Cash Management	Focus Growth
	Portfolio	Portfolio(2)
	Class 1	Class 1

Management Fees	0.45%	1.00%
Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.11%	0.13%
Total Annual Portfolio Operating Expenses	0.56%	1.13%

(1)	The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

Class 1

Large Cap Composite Portfolio	1.10%

These waivers and reimbursements will continue indefinitely, but can be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

(2)	Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s other expenses have been reduced. For the year ended March 31, 2008, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio’s other expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for Class 1 would have been as follows:

Class 1

Multi-Managed Growth Portfolio	1.11%
Multi-Managed Moderate Growth Portfolio	0.99%
Multi-Managed Income/Equity Portfolio*	0.97%
Multi-Managed Income Portfolio*	0.98%
Asset Allocation: Diversified Growth Portfolio*	1.03%
Stock Portfolio*	0.95%
Large Cap Growth Portfolio	0.89%
Large Cap Composite Portfolio	1.27%
Large Cap Value Portfolio*	0.89%
Mid Cap Growth Portfolio*	1.02%
Mid Cap Value Portfolio*	0.99%
Small Cap Portfolio	1.07%
International Equity Portfolio*	1.18%
Focus Growth Portfolio	1.12%

*	The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(3)	The Adviser is voluntarily waiving on an annual basis 0.10% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. This additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(4)	“Other Expenses” include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by these portfolios as a result of investments in shares of one or more “acquired funds”, as defined in the registration form applicable to the portfolios, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

Seasons Series Trust	28

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio*	$114	$356	$617	$1,363
Multi-Managed Moderate Growth Portfolio*	$102	$318	$552	$1,225
Multi-Managed Income Equity Portfolio*	$99	$309	$536	$1,190
Multi-Managed Income Portfolio*	$100	$312	$542	$1,201
Asset Allocation: Diversified Growth Portfolio*	$105	$328	$569	$1,259
Stock Portfolio*	$97	$303	$525	$1,166
Large Cap Growth Portfolio*	$92	$287	$498	$1,108
Large Cap Composite Portfolio*	$130	$406	$702	$1,545
Large Cap Value Portfolio*	$91	$284	$493	$1,096
Mid Cap Growth Portfolio*	$104	$325	$563	$1,248
Mid Cap Value Portfolio*	$101	$315	$547	$1,213
Small Cap Portfolio*	$111	$347	$601	$1,329
International Equity Portfolio*	$120	$375	$649	$1,432
Diversified Fixed Income Portfolio	$84	$262	$455	$1,014
Cash Management Portfolio	$57	$179	$313	$701
Focus Growth Portfolio*	$115	$359	$622	$1,375

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

29	Seasons Series Trust

The following are your costs after these voluntary fee waivers and/or expense reimbursements and expense reductions:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio	$113	$353	$612	$1,352
Multi-Managed Moderate Growth Portfolio	$101	$315	$547	$1,213
Multi-Managed Income Equity Portfolio(1)	$99	$309	$536	$1,190
Multi-Managed Income Portfolio(1)	$100	$312	$542	$1,201
Asset Allocation: Diversified Growth Portfolio(1)	$95	$296	$515	$1,143
Stock Portfolio(1)	$97	$303	$525	$1,166
Large Cap Growth Portfolio	$91	$284	$493	$1,096
Large Cap Composite Portfolio	$111	$347	$601	$1,329
Large Cap Value Portfolio(1)	$91	$284	$493	$1,096
Mid Cap Growth Portfolio(1)	$104	$325	$563	$1,248
Mid Cap Value Portfolio(1)	$101	$315	$547	$1,213
Small Cap Portfolio	$109	$340	$590	$1,306
International Equity Portfolio(1)	$120	$375	$649	$1,432
Focus Growth Portfolio	$114	$356	$617	$1,363

(1)	The amount of the expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

Seasons Series Trust	30

MORE INFORMATION ABOUT THE PORTFOLIOS

Investment Strategies

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following charts summarize information about each Portfolio’s and Managed Component’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio or Managed Component through the various Variable Contracts.

The Variable Contracts offer four variable investment “Strategies.” You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Additional Information about the Seasons Portfolios

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as previously indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it is important for you to understand how the information in the charts provided below applies specifically to your investment. To summarize the allocation strategy, because the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the Aggressive Growth/SunAmerica and Growth/Janus components than do the other two Multi-Managed Seasons Portfolios. In contrast, the Multi-Managed Income/Equity and Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management components. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the Aggressive Growth/SunAmerica component.

You should carefully review the investment goals and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you select a Strategy that invests in the Multi-Managed Income Portfolio, you should be aware that this Portfolio distributes its assets among the Growth/Janus component, the Balanced/Lord Abbett/SunAmerica component and the Fixed Income/Wellington Management component in a ratio of 8%/8.5%/8.5%/75%, respectively. Also, if you select a Strategy that invests in the Multi-Managed Income Portfolio you should be aware that this Portfolio invests three quarters of its assets in the Fixed Income/Wellington Management component. So, when reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment.

31	Seasons Series Trust

Managed Components

	Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What are the Portfolio’s/Managed Component’s principal investments?	• Equity securities, including those of lesser known or high growth companies or industries, such as technology, telecommunications, media, healthcare, energy and consumer cyclicals: -small-cap stocks	• Equity securities selected for their growth potential: -large-cap stocks -mid-cap stocks -small-cap stocks	• Equity securities:
-large-cap stocks
• Investment grade fixed income securities
• 70%/30% neutral equity/debt weighting for Multi-Managed Growth and Moderate Growth Portfolios (actual weighting may differ)
• 50%/50% neutral equity/debt weighting for Multi-Managed Income/Equity and Income Portfolios (actual weighting may differ)	• U.S. and foreign fixed income securities of varying maturities and risk/return characteristics (at least 80% investment grade securities and at least 80% U.S. dollar denominated securities)
• U.S. government securities
• Pass-through securities
• Asset-backed and mortgage-backed securities
• When-issued and delayed-delivery securities

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Mid-cap stocks • Large-cap stocks • Short-term investments (up to 25%) • Options	• Junk bonds (up to 35%) • Short-term investments (up to 25%)	• Mid-cap stocks • Small-cap stocks (up to 20%) • Short-term investments (up to 25%) • Foreign securities (up to 25%) • ADRs/EDRs/GDRs • Emerging markets • PFICs • Junk bonds (up to 15%)	• Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 20% denominated in foreign currencies; up to 100% denominated in U.S. dollars)

Seasons Series Trust	32

Managed Components

Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Passive Foreign Investment Companies (PFICs)
• Options and futures
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Special situations	• U.S. government securities
• Asset-backed and mortgage-backed securities
• Options and futures
• Special situations
• Currency transactions
• Currency baskets
• Exchange Traded Funds (ETFs)
• Hybrid instruments (up to 10%)	• Currency transactions
• Currency baskets
• PFICs
• Options and futures
• Special situations
• Forward foreign currency exchange contracts
• U.S. Treasury inflation protection securities
• Roll transactions
• Total return swaps (up to 10%)
• Short sales
• Forward commitments

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Short sales

33	Seasons Series Trust

Seasons Portfolios

	Asset Allocation: Diversified Growth Portfolio	Stock Portfolio

What are the Portfolio’s/Managed Component’s principal investments?	• Strategic allocation of approximately 80% (with a range of 65-95%) of net assets to equity securities:
-large-cap stocks
-mid-cap stocks
-small-cap stocks
• Strategic allocation of approximately 20% (with a range of 5-35%) of assets to fixed income securities
	• Foreign securities (up to 60%)	• Common stocks (at least 80% of net assets)

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Junk bonds (up to 20%) • Short-term investments (up to 20%)	• Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• Options and futures
• Special situations
• Hybrid instruments (up to 10%)
• ETFs
• REITs
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• REITs
• Options and futures
• Special situations
• Convertible securities and warrants
• ETFs
• Hybrid instruments (up to 10%)

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
	• Small and medium sized companies	• Active trading • Asset-backed securities • Derivatives • Emerging markets • Foreign exposure • Growth stocks • Hedging • Market volatility • Securities selection • Small and medium sized companies

Seasons Series Trust	34

Seasons Select Portfolios

	Large Cap Growth Portfolio	Large Cap Composite Portfolio	Large Cap Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of large companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of large companies (at least 80% of net assets) that offer the potential for long-term growth of capital or dividends	• Equity securities of large companies (at least 80% of net assets) selected through a value strategy

What other types of investments may the Portfolio significantly invest in?	• Mid-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities • Emerging markets • ADRs/EDRs/GDRs • PFICs	• Mid-cap stocks • Junk bonds (up to 15%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs	• Mid-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Options and futures
• Options on foreign currency
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• PFICs
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• Convertible securities and warrants
• ETFs	• Small-cap stocks
• Junk bonds (up to 10%)
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Special situations

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

35	Seasons Series Trust

Seasons Select Portfolios

	Mid Cap Growth Portfolio	Mid Cap Value Portfolio	Small Cap Portfolio

What are the Portfolio’s principal investments?	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a value strategy	• Equity securities of small companies (at least 80% of net assets)

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Small-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs	• Large-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • Special situations • PFICs	• Active trading • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs • Options and futures

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Emerging markets
• Options and futures
• Options on foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• ETFs	• Large-cap stocks
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage- backed securities
• REITs
• Emerging markets
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies
• Value investing	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Indexing
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies

Seasons Series Trust	36

Seasons Select Portfolios

	International Equity Portfolio	Diversified Fixed Income Portfolio	Cash Management Portfolio

What are the Portfolio’s principal investments?	• Equity securities (at least 80% of net assets) of issuers in at least three countries other than the U.S.	• Fixed income securities (at least 80% of net assets) including U.S. and foreign government securities (“Net assets” will take into account any borrowings for investment purposes)
• Mortgage-backed securities
• Investment grade fixed income securities
• Foreign securities (up to 30%)
		• Junk bonds (up to 20%)	• A diversified selection of money market instruments

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Mid-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • ADRs/EDRs/GDRs • PFICs • Foreign securities • Emerging markets	• Asset-backed and mortgage-backed securities • ADRs/EDRs/GDRs • PFICs • Short-term investments (up to 20%) • ETFs	• Investment grade fixed income securities • U.S. government securities • Short term investments – repurchase agreements – commercial paper – bank obligations

37	Seasons Series Trust

Seasons Select Portfolios

International Equity Portfolio	Diversified Fixed Income Portfolio	Cash Management Portfolio

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificate
• Options and futures
• Options of foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• Asset-backed and mortgage-backed securities • Corporate debt instruments

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection	• Asset-backed securities
• Credit quality
• Foreign exposure
• Interest rate fluctuations
• Liquidity risk for mortgage-and asset-backed securities
• Market volatility
• Repurchase agreements
• Securities selection
• U.S. government obligations

Seasons Series Trust	38

Seasons Focused Portfolio

Focus Growth Portfolio

What are the Portfolio’s principal investments?	• Equity securities of companies of any market capitalization – common stocks – preferred stocks – convertible securities – warrants – rights

What other types of investments may the Portfolio significantly invest in?	• Junk bonds (up to 20%) • Foreign securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Short-term investments (up to 20%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• ETFs
• Fixed-income securities
• Hybrid instruments (up to 10%)
• REITs
• Forward foreign currency exchange contracts

What risks normally affect the Portfolio?	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets

39	Seasons Series Trust

GLOSSARY

Investment Terminology

A currency basket consists of specified amounts of currencies of certain foreign countries.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to generate income. For example, a Portfolio may enter into foreign forward currency exchange contracts to gain exposure to a country or region.

Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which certain Portfolios may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain Portfolios may also invest in separately issued interests in custodial receipts and trust certificates.

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell 1000® Index during the most recent 12-months had a market-cap of $113 million. Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap® Index to the largest company in the Russell Midcap® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell Midcap® Index had a market-cap of $113 million and the largest company in the Russell Midcap® Index had a market-cap of $55.8 billion. The Mid Cap Growth Portfolio will consider mid-cap companies as those companies that fall within the capitalization range of either the Russell Midcap® Index or the S&P MidCap 400® Index. Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the largest company in the Russell 2000® index had a market-cap of $8.39 billion.

Seasons Series Trust	40

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio’s investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The risk of owning an ETF reflects the risk of owning securities in the underlying index it is designed to track. Lack of liquidity in an ETF results in it being more volatile. In addition, as an investment company ETFs are subject to fees and expenses.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager).

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but

41	Seasons Series Trust

whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed (i.e., Standard and Poor’s Depositary Receipts (SPDRs) and iSharesSM) and structured securities and other ETFs, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Interest rate swaps, mortgage swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of interest payments is based, is tied to a reference pool or pools of mortgages.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, currencies or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security, or other asset or currency, at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. A Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon, maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk

Seasons Series Trust	42

that the price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.

U.S. Treasury inflation protection securities are issued by the United States Department of Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers. The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

When-issued and delayed delivery transactions call for the purchase or sale of securities at an agreed upon price on a specified future date. At the time of delivery of the security, the value may be more or less than the purchase price.

About the Indices

•	The JP Morgan Developed Market High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.

•	Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the performance of the U.S. fixed income market.

•	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.

43	Seasons Series Trust

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Indexsm measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Indexsm excludes closed markets and those share in otherwise free markets with are not purchasable by foreigners.

•	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

•	Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

•	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.

•	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth or the Russell 2000® Growth indexes.

•	Russell Midcap® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

•	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

•	S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

Certain Portfolios invest in either the growth or value “subset” of an index. These subsets are created by splitting an index according to “book-to-price” ratio (that is, the difference between an issuer’s “book value” and its market capitalization). The value subset of an index contains securities of issuers with lower book-to-price ratios, while a growth subset contains those of issuers with higher book-to-price ratios. The S&P 500®/Citigroup Growth and Value Indexes are constructed measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The value index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The growth index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. Each company in the index is assigned to either the value or growth index so that the two style indices “add up” to the full index. Like the full S&P indexes, the value and growth indexes are unmanaged and market capitalization-weighted, meaning that each stock is weighted in proportion to its market value. Investors cannot invest directly in the indexes.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide each Portfolio’s portfolio turnover rate for each fiscal year in the past five years or since inception.

Seasons Series Trust	44

Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of a Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth stocks:  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

Hedging:  Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the

45	Seasons Series Trust

market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Indexing:  The passively managed index portion of each Multi-Managed Seasons Select Portfolio will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund.

Interest rate fluctuations:  The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bonds:  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default.

Liquidity risk for mortgage- and asset-backed securities:  In the second half of 2007 and continuing into 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Market volatility:  The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Non-diversified status:  Portfolios registered as “non-diversified” investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company’s risk may increase because the effect of each security on the Portfolio’s performance is greater.

Prepayment:  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Repurchase agreements:  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Securities selection:  A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Short sales:  Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small and medium sized companies:  Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

Seasons Series Trust	46

Technology sector:  The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

U.S. government obligations:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value investing:  When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

47	Seasons Series Trust

MANAGEMENT

Investment Adviser and Manager

AIG SunAmerica Asset Management Corp. SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, manages the investments for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $50.3 billion as of March 31, 2008. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., AIG Retirement Company I (formerly, VALIC Company I) and AIG Retirement Company II (formerly, VALIC Company II).

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the Aggressive Growth/SunAmerica and the fixed income portion of the Balanced/Lord Abbett/SunAmerica components of the Multi-Managed Seasons Portfolios, and portions of the Large Cap Composite, Small Cap, Diversified Fixed Income and Focus Growth Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of each Portfolio is available in the annual or semi-annual shareholder reports.

For the fiscal year ended March 31, 2008 each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Multi-Managed Growth Portfolio	0.89%
Multi-Managed Moderate Growth Portfolio	0.84%
Multi-Managed Income/Equity Portfolio	0.81%
Multi-Managed Income Portfolio	0.77%
Asset Allocation: Diversified Growth Portfolio	0.83%
Stock Portfolio	0.84%
Large Cap Growth Portfolio	0.80%
Large Cap Composite Portfolio	0.80%
Large Cap Value Portfolio	0.78%
Mid Cap Growth Portfolio	0.85%
Mid Cap Value Portfolio	0.85%
Small Cap Portfolio	0.85%
International Equity Portfolio	0.93%
Diversified Fixed Income Portfolio	0.69%
Cash Management Portfolio	0.45%
Focus Growth Portfolio	1.00%

Seasons Series Trust	48

SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers that have no affiliation with SunAmerica (“unaffiliated Subadvisers”) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers, except for AIGGIC, is unaffiliated with SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

49	Seasons Series Trust

Portfolio Management

The management of each Portfolio and Managed Component is summarized in the following tables.

Seasons Portfolios

Portfolio	Portfolio management allocated among the following managers

Multi-Managed Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Moderate Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income/Equity Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Asset Allocation: Diversified Growth Portfolio	• Putnam

Stock Portfolio	• T. Rowe Price

Seasons Series Trust	50

Seasons Select Portfolios

Portfolio	Portfolio management allocated among the following managers

Large Cap Growth Portfolio	• AIGGIC • GSAM • Janus

Large Cap Composite Portfolio	• AIGGIC • SunAmerica • T. Rowe Price

Large Cap Value Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Growth Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Value Portfolio	• AIGGIC • GSAM • Lord Abbett

Small Cap Portfolio	• AIGGIC • ClearBridge • SunAmerica

International Equity Portfolio	• AIGGIC • GSAM International • Lord Abbett

Diversified Fixed Income Portfolio	• AIGGIC • SunAmerica • Wellington Management

Cash Management Portfolio	• CMA

Seasons Focused Portfolio

Portfolio	Portfolio management allocated among the following managers

Focus Growth Portfolio	• SunAmerica • Janus • Marsico

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SunAmerica is responsible for making the day-to-day investment decisions for the Aggressive Growth component and a portion of the Balanced component of the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Income Portfolio, and for a component of each of the Large Cap Composite Portfolio, Small Cap Portfolio, Diversified Fixed Income Portfolio and Focus Growth Portfolio.

The Aggressive Growth component of the Multi-Managed Portfolios and Small Cap Portfolio are managed by Jay Rushin. Mr. Rushin joined SunAmerica in December 2005 and is currently a Senior Vice President and

51	Seasons Series Trust

Portfolio Manager. Mr. Rushin has over twelve years experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica, he was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Focus Growth Portfolio is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at SunAmerica and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining SunAmerica in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma is also a CFA charter holder.

The fixed income portion of the Balanced component of the Multi-Managed Portfolios is managed by a team including Bryan Petermann, John Yovanovic, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem, CFA. Each member of the team has portfolio management responsibilities with both SunAmerica and AIGGIC. AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Investments, formerly, AIG Global Investment Group. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts.

The Large Cap Composite Portfolio is managed by Steven A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SunAmerica as a portfolio manager in April 2004. From 2002 until he joined SunAmerica, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

The Diversified Fixed Income Portfolio is managed in part by Michael Cheah, CFA. Mr. Cheah joined AIG SunAmerica Asset Management (SunAmerica) in July 1999 as Vice President and Portfolio Manager. Prior to joining SunAmerica, Mr. Cheah spent 17 years at the Monetary Authority of Singapore (MAS) in the Global Fixed income department where he served as the director of the U.S. Bond Division, Markets and Investment Department.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have joint and primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

Seasons Series Trust	52

SunAmerica compensates the various Subadvisers out of advisory fees that it receives form the respective Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval.

Large Cap Composite Portfolio
Large Cap Growth Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Portfolio
International Equity Portfolio
Diversified Fixed Income Portfolio

AIG Global Investment Corp. (AIGGIC), a New Jersey corporation, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of March 31, 2008, AIG Investments managed approximately $753.4 billion, of which approximately $625.9 billion relates to AIG affiliates and $127.5 billion relates to client assets. These figures do not include assets sub-advised to third-party managers. AIGGIC is located at 70 Pine Street, New York, New York 10270.

The Large Cap Composite Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio and International Equity Portfolio are managed by James O. Kurtz, John P. Toohey and Timothy Campion. A passively managed portion of the Diversified Fixed Income Portfolio is managed by Mr. Kurtz, Mr. Toohey and Mr. Campion, and an actively managed portion of the portfolio is managed by Mr. Petermann, Mr. Yovanovic, Mr. Lindvall, Mr. Davis, Mr. Vanden Assem, and Mr. Rajeev Mittal. Mr. Kurtz, Vice President and Portfolio Manager, joined AIG Investments with the acquisition of AGIM in 2001. As a Senior Portfolio Manager, Mr. Kurtz is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Mr. Toohey, Managing Director, is responsible for overseeing the asset allocation and investments supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President of AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG Investments in 2000. Mr. Toohey also sits on the AIG Derivative Committee, which oversees firm wide derivatives transactions and structure financial products. Mr. Campion, Vice President and Portfolio Manager, joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts. Mr. Mittal joined AIG Investments in 1992 and is Managing Director and Head of Emerging Markets Fixed Income. He is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies.

53	Seasons Series Trust

Small Cap Portfolio

ClearBridge Advisors, LLC (ClearBridge), located at 620 Eighth Avenue, New York, New York 10018, is a wholly owned subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason, whose principal address is 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of March 31, 2008, ClearBridge had approximately $86.3 billion in assets under management.

The Small Cap Portfolio is managed by Peter J. Hable. Mr. Hable is a Managing Director at ClearBridge and has been with the firm (or its predecessors) since 1983.

Cash Management Portfolio

Columbia Management Advisors, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 mutual fund portfolios. As of March 31, 2008, CMA had assets under management of approximately $371.7 billion. CMA is a registered investment adviser and an indirect, wholly-owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as investment advisor to mutual funds, CMA acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The Cash Management Portfolio is managed by the CMA fixed income team.

Large Cap Growth Portfolio
Mid Cap Value Portfolio

Goldman Sachs Asset Management, L.P. (GSAM) is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment adviser in 1990. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations, insurance companies and individual investors. Total GSAM assets under management as of March 31, 2008 were $780.5 billion.

The Large Cap Growth Portfolio is managed by Steven M. Barry, Gregory H. Ekizian and David G. Shell. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a portfolio manager in 1999. Mr. Ekizian, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as Portfolio Manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a manager in 1997.

The Mid Cap Value Portfolio is co-managed by Eileen Rominger, Andrew Braun and Sean Gallagher. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Andrew Braun, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001. Sean Gallagher, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001.

International Equity Portfolio

Goldman Sachs Asset Management International (GSAM International) is a business unit of Goldman Sachs, and is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of March 31, 2008, GSAM International, along with other units of Goldman Sachs, had approximately $828 billion in assets under management.

The International Equity Portfolio is managed by an experienced investment team led by Eileen Rominger and Mark Beveridge who serve as Co-Chief Investment Officers of Global Equity. Other members of the investment team are William Howard, Maria Gordon and Edward Perkins. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Mark Beveridge, CFA, Managing Director and Co-Chief Investment Officer, Global Equity, joined GSAM International in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the

Seasons Series Trust	54

Global/International, UK/European, Emerging Markets, Asia ex-Japan and Japan strategies. Prior to joining GSAM International, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios. William Howard, CFA, Managing Director, Head of Asia ex-Japan Equity, joined GSAM International in 2005 as a portfolio manager. Prior to joining GSAM International, Mr. Howard was a portfolio manager with Franklin Templeton from 1993 to 2004 and was responsible for ex-US portfolios. Maria Gordon, CFA, Managing Director, Head of Global Emerging Markets, joined GSAM International as a research analyst for the emerging markets equities team in September 1998. Ms. Gordon was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003. Edward Perkins, CFA, Vice President Head of European Equity, joined GSAM International as a research analyst in 2002 and became a portfolio manager in July 2004. Mr. Perkins became the Head of the European Equity Team in 2008.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Growth Portfolio
Focus Growth Portfolio

Janus Capital Management LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of March 31, 2008 JCGI had approximately $187.6 billion in assets under management.

The Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio are managed by Ron Sachs, CFA. Mr. Sachs has managed the Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio since January 2008. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds the Chartered Financial Analyst Designation.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Mid Cap Value Portfolio
International Equity Portfolio

Lord, Abbett & Co. LLC. (Lord Abbett) is located at 90 Hudson Street, Jersey City, New Jersey 07302, and has been an investment manager since 1929. Lord Abbett provides similar services to 51 mutual fund portfolios having various investment objectives and also advises other investment clients. As of March 31, 2008, Lord Abbett had approximately $99.8 billion in assets under management.

The team that manages the equity sleeve of the Balanced component of each Multi-Managed Portfolio is headed by Daniel H. Frascarelli. Mr. Frascarelli, Partner and Portfolio Manager, joined Lord Abbett in 1990. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of each sleeve.

The team that manages the Mid Cap Value Portfolio is headed by Howard E. Hansen. Mr. Hansen, Partner and Portfolio Manager, joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

55	Seasons Series Trust

The team that manages the International Equity Portfolio is headed by Harold E. Sharon and Vincent J. McBride, each a Partner and Portfolio Manager who joined Lord Abbett in 2003. Messrs. Sharon and McBride are jointly and primarily responsible for the day-to-day management of the Portfolio.

Focus Growth Portfolio

Marsico Capital Management, LLC. (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico has been a registered investment adviser since September 1997. Marsico provides investment management services to other mutual funds and private accounts and as of March 31, 2008 had approximately $93.1 billion in assets under management.

Thomas F. Marsico manages a sleeve of the Focus Growth and the Focus Growth and Income Portfolios. Mr. Marsico is the founder and Chief Executive Officer of Marsico and has over 20 years experience as a securities analyst and a portfolio manager.

Asset Allocation: Diversified Growth Portfolio

Putnam Investment Management, L.L.C. (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. As of March 31, 2008, Putnam Investments had approximately $168 billion in assets under management. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

The Asset Allocation: Diversified Growth Portfolio is managed by Jeffrey L. Knight. Robert J. Kea and Robert J. Schoen. Mr. Knight is Managing Director and Chief Investment Officer of the Global Asset Allocation Team. He joined Putnam in 1993 and is a CFA charterholder with 19 years investment experience. Mr. Kea is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1989 and is a CFA charterholder with 18 years of investment experience. Mr. Schoen is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1997 and has 18 years of investment experience.

Stock Portfolio
Large Cap Composite Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio

T. Rowe Price Associates, Inc. (T. Rowe Price) is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. As of March 31, 2008, T. Rowe Price had approximately $378.6 billion in assets under management.

The Stock Portfolio and the Large Cap Composite Portfolio are managed by P. Robert Bartolo. Mr. Bartolo serves as Investment Advisory Committee Chairman and Vice President. He joined T. Rowe Price in 2002 and has been managing investments since 1998.

The Large Cap Value Portfolio is managed by Brian C. Rogers, CFA, CIC. Mr. Rogers joined T. Rowe Price’s Equity Research Division in 1982 and has been managing investments since 1980. Mr. Rogers currently serves as the Chairman of the Board and Chief Investment Officer of T. Rowe Price Group, Inc., and is the Portfolio’s Investment Advisory Committee Chairman.

The Mid Cap Growth Portfolio is managed by Donald J. Peters. Mr. Peters serves as Investment Advisory Committee Chairman and Vice President. Mr. Peters has been a portfolio manager and quantitative investment analyst for T. Rowe Price’s Equity Research Division since joining the firm in 1993.

Seasons Series Trust	56

Multi-Managed Growth Portfolio
Multi-Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Diversified Fixed Income Portfolio

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership. The principal offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

The Fixed Income component of the Multi-Managed Portfolios is managed by Lucius T. Hill, III, Campe Goodman, CFA, Christopher A. Jones, II, CFA, Michael F. Garrett and Scott I. St. John, CFA. Mr. Hill, Senior Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1993. Mr. Hill has served as the Portfolio Manager for the Portfolios since 1999. Mr. Goodman, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2000. Mr. Goodman has served as the Portfolio Manager for the Portfolios since 2004. Mr. Jones, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the high yield portion of the Portfolios since 2007. Mr. Garrett, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1999. Mr. Garrett has been involved in portfolio management and securities analysis for the mortgage portion of the Portfolios since 1999. Mr. St. John, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2003. Mr. St. John has been involved in portfolio management and securities analysis for the corporate credit portion of the Portfolios since 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research (2001-2003).

The Diversified Fixed Income Portfolio is also managed by Lucius T. Hill, III and Scott I. St. John. Mr. Hill has served as the Portfolio Manager since 2002; Mr. St. John since 2003.

The Large Cap Value Portfolio is managed by Ian R. Link, CFA. Mr. Link, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2006. Mr. Link has served as Portfolio Manager for the Portfolio since July 1, 2008. Previously, Mr. Link was a Portfolio Manager at Deutsche Asset Management (2004-2006) and a Portfolio Manager and Equity Analyst at Franklin Templeton (1989-2003).

The Mid Cap Growth Portfolio is managed by Stephen C. Mortimer. Mr. Mortimer, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2001. Mr. Mortimer has served as the Portfolio Manager for the Portfolio since 2002.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SunAmerica and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolios, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadvisers.

57	Seasons Series Trust

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 1 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolios available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of outstanding shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges for foreign equity securities that trade on weekends or other days when the Trust does not price its shares. As a result, the value of such foreign securities may change on days when the Trust is not open for purchase or redemptions.

Buy and sell shares. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

Seasons Series Trust	58

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio and share class on which they were paid.

Taxes. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Insurance Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

59	Seasons Series Trust

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Seasons Series Trust	60

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Class 1 Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average			Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets			turnover

Multi-Managed Growth Portfolio Class 1

03/31/04	$8.70	$0.08	$2.34	$2.42	$(0.10)	$—	$—	$(0.10)	$11.02	27.93%		$60.247	1.10%		0.75%			100	%(2)
03/31/05	11.02	0.09	0.59	0.68	(0.07)	—	—	(0.07)	11.63	6.13	(1)	50.863	1.04		0.83			107	(2)
03/31/06	11.63	0.11	1.49	1.60	(0.10)	—	—	(0.10)	13.13	13.76	(1)	42.652	1.11	(3)	0	.88(3)		114
03/31/07	13.13	0.17	0.81	0.98	(0.11)	—	—	(0.11)	14.00	7.52		36,033	1.07	(3)(4)	1	.30(3	)(4)	154
03/31/08	14.00	0.16	0.29	0.45	(0.27)	—	—	(0.27)	14.18	3.08	(5)	27,029	1.12	(3)	1	.07(3)		117

Multi-Managed Moderate Growth Portfolio Class 1

03/31/04	$9.59	$0.15	$2.01	$2.16	$(0.17)	$—	$—	$(0.17)	$11.58	22.63%		$71,142	1.00%		1.41%			105	%(2)
03/31/05	11.58	0.18	0.31	0.49	(0.13)	—	—	(0.13)	11.94	4.21	(1)	60,210	0.95		1.54			116	(2)
03/31/06	11.94	0.21	1.08	1.29	(0.17)	—	—	(0.17)	13.06	10.84	(1)	52,920	0.99	(3)	1	.61(3)		123
03/31/07	13.06	0.27	0.70	0.97	(0.21)	—	—	(0.21)	13.82	7.43		44,695	0.96	(3)(4)	2	.02(3	)(4)	169
03/31/08	13.82	0.29	0.05	0.34	(0.35)	(0.22)	—	(0.57)	13.59	2.27	(5)	33,470	1.00	(3)	1	.98(3)		131

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Growth Portfolio	99%	107%
Multi-Managed Moderate Growth Portfolio	104	114

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Growth Portfolio Class 1	0.01%	0.02%	0.01%
Multi-Managed Moderate Growth Portfolio Class 1	0.01	0.02	0.01

(4)	Gross custody credits of 0.01%
(5)	The Multi-Managed Growth Portfolio’s and Multi-Managed Moderate Growth Portfolio’s performance were increased by less than 0.12% and 0.14%, respectively, from a reimbursement by an affiliate.

61	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Income/Equity Portfolio Class 1

03/31/04	$10.54	$0.28	$1.27	$1.55	$(0.26)	$—	$—	$(0.26)	$11.83	14.80%		$55,067	0.97%		2.47%		113	%(2)
03/31/05	11.83	0.32	0.10	0.42	(0.24)	—	—	(0.24)	12.01	3.52	(1)	47,346	0.91		2.68		108	(2)
03/31/06	12.01	0.35	0.41	0.76	(0.30)	—	—	(0.30)	12.47	6.31	(1)	39,618	0.96	(3)	2.78	(3)	121
03/31/07	12.47	0.41	0.40	0.81	(0.37)	—	—	(0.37)	12.91	6.51		32,657	0.93	(3)	3.22	(3)	147
03/31/08	12.91	0.44	0.35	0.79	(0.51)	(0.20)	—	(0.71)	12.99	6.05		26,330	0.97	(3)	3.30	(3)	109

Multi-Managed Income Portfolio Class 1

03/31/04	$11.28	$0.37	$0.83	$1.20	$(0.34)	$—	$—	$(0.34)	$12.14	10.75%		$45,334	0.95%		3.12%		126	%(2)
03/31/05	12.14	0.39	(0.16)	0.23	(0.32)	—	—	(0.32)	12.05	1.85	(1)	38,991	0.90		3.26		112	(2)
03/31/06	12.05	0.42	0.06	0.48	(0.39)	—	—	(0.39)	12.14	3.98	(1)	31,540	0.95	(3)	3.40	(3)	118
03/31/07	12.14	0.48	0.27	0.75	(0.47)	(0.16)	—	(0.63)	12.26	6.27		26,024	0.93	(3)	3.85	(3)	166
03/31/08	12.26	0.50	0.13	0.63	(0.59)	(0.03)	—	(0.62)	12.27	5.17		21,103	0.98	(3)	3.94	(3)	121

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Income/Equity Portfolio	111%	106%
Multi-Managed Income Portfolio	123	110

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Income/Equity Portfolio Class 1	0.00%	0.00%	0.00%
Multi-Managed Income Portfolio Class 1	0.00	0.00	0.00

Seasons Series Trust	62

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Asset Allocation: Diversified Growth Portfolio Class 1

03/31/04	$8.45	$0.13	$2.33	$2.46	$(0.13)	$—	$—	$(0.13)	$10.78	29.16	%(2)	$106,695	0.98	%(1)	1.30	%(1)	108	%(5)
03/31/05	10.78	0.12	0.53	0.65	(0.13)	—	—	(0.13)	11.30	6.00	(3)	90,042	0.94	(1)	1.06	(1)	159	(5)
03/31/06	11.30	0.21	1.34	1.55	(0.16)	—	—	(0.16)	12.69	13.84	(3)	76,762	0.91	(1)(4)	1.78	(1)(4)	118
03/31/07	12.69	0.24	1.43	1.67	(0.25)	(0.19)	—	(0.44)	13.92	13.28		63,929	0.94	(1)(4)	1.80	(1)(4)	84
03/31/08	13.92	0.27	(0.88)	(0.61)	(0.28)	(1.10)	—	(1.38)	11.93	(5.30	)(6)	49,155	0.93	(1)(4)	1.93	(1)(4)	92

Stock Portfolio Class 1

03/31/04	$11.01	$0.01	$3.79	$3.80	$—	$—	$—	$—	$14.81	34.56%		$87,619	0.96%		0.10%		42%
03/31/05	14.81	0.08	0.45	0.53	—	—	—	—	15.34	3.58		73,967	0.93		0.51		42
03/31/06	15.34	0.05	2.31	2.36	(0.08)	—	—	(0.08)	17.62	15.42		62,972	0.93	(1)	0.31	(1)	45
03/31/07	17.62	0.06	1.70	1.76	(0.05)	(1.17)	—	(1.22)	18.16	10.14		52,206	0.93	(1)	0.32	(1)	39
03/31/08	18.16	0.04	(0.60)	(0.56)	(0.07)	(1.49)	—	(1.56)	16.04	(4.20)		40,425	0.95	(1)	0.23	(1)	58

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 1	0.01%	0.00%	0.01%	0.02%	0.00%
Stock Portfolio Class 1	—	—	0.00	0.00	0.00

(2)	Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 1	0.05%	0.10%	0.10%

(5)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Asset Allocation: Diversified Growth Portfolio	106%	156%

(6)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

63	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Large Cap Growth Portfolio Class 1

03/31/04	$5.99	$—	$1.87	$1.87	$—	$—	$—	$—	$7.86	31.22%	$14,623	1.10	%(1)	0.02	%(1)	44%
03/31/05	7.86	0.03	0.44	0.47	—	—	—	—	8.33	5.98	13,588	1.04	(1)	0.38	(1)	38
03/31/06	8.33	0.01	1.16	1.17	(0.03)	—	—	(0.03)	9.47	14.05	11,672	0.94	(2)	0.13	(2)	54
03/31/07	9.47	0.03	0.46	0.49	—	—	—	—	9.96	5.17	10,451	0.93	(2)(3)	0.34	(2)(3)	53
03/31/08	9.96	0.02	0.39	0.41	(0.07)	(0.09)	—	(0.16)	10.21	3.96	8,166	0.90	(2)	0.18	(2)	60

Large Cap Composite Portfolio Class 1

03/31/04	$6.87	$0.02	$2.17	$2.19	$(0.02)	$—	$—	$(0.02)	$9.04	31.85%	$4,838	1.10%		0.28%		78%
03/31/05	9.04	0.07	0.44	0.51	(0.02)	—	—	(0.02)	9.53	5.66	4,539	1.10		0.74		58
03/31/06	9.53	0.06	0.97	1.03	(0.07)	—	—	(0.07)	10.49	10.86	3,770	1.10	(2)	0.56	(2)	70
03/31/07	10.49	0.07	1.03	1.10	(0.05)	—	—	(0.05)	11.54	10.54	3,452	1.10	(2)	0.63	(2)	76
03/31/08	11.54	0.09	(0.51)	(0.42)	(0.08)	(0.46)	—	(0.54)	10.58	(4.17)	2,553	1.10	(2)	0.72	(2)	93

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 1	0.01%	(0.05)%	—%	—%	—%
Large Cap Composite Portfolio Class 1	0.42	0.17	0.12	(0.08)	0.18

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 1	0.00%	0.00%	0.01%
Large Cap Composite Portfolio Class 1	0.00	0.01	0.01

(3)	Gross custody credit of 0.01%

Seasons Series Trust	64

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	assets		net assets		turnover

Large Cap Value Portfolio Class 1

03/31/04	$7.80	$0.12	$2.92	$3.04	$(0.09)	$—	$—	$(0.09)	$10.75	39.01%	$13,865	1.10	%(1)	1.20	%(1)	29%
03/31/05	10.75	0.14	0.86	1.00	(0.09)	—	—	(0.09)	11.66	9.30	14,815	0.96	(1)	1.26	(1)	32
03/31/06	11.66	0.17	1.26	1.43	(0.12)	(0.07)	—	(0.19)	12.90	12.31	15,219	0.95	(2)	1.38	(2)	39
03/31/07	12.90	0.20	1.77	1.97	(0.13)	(0.45)	—	(0.58)	14.29	15.33	17,408	0.90	(2)	1.47	(2)	34
03/31/08	14.29	0.24	(1.03)	(0.79)	(0.17)	(0.54)	—	(0.71)	12.79	(6.05)	13,278	0.89	(2)	1.64	(2)	37

Mid Cap Growth Portfolio Class 1

03/31/04	7.68	(0.07)	4.03	3.96	—	—	—	—	11.64	51.56	15,233	1.15	(1)	(0.74	)(1)	97
03/31/05	11.64	(0.07)	0.64	0.57	—	—	—	—	12.21	4.90	15,484	1.13	(1)	(0.63	)(1)	81
03/31/06	12.21	(0.02)	3.05	3.03	—	(0.42)	—	(0.42)	14.82	25.04	14,981	1.04	(2)	(0.18	)(2)	86
03/31/07	14.82	(0.03)	1.00	0.97	—	(1.03)	—	(1.03)	14.76	6.78	13,109	1.01	(2)	(0.23	)(2)	71
03/31/08	14.76	(0.04)	(0.10)	(0.14)	—	(1.41)	—	(1.41)	13.21	(2.17)	8,995	1.02	(2)	(0.27	)(2)	68

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05

Large Cap Value Portfolio Class 1	(0.03)%	(0.00)%
Mid Cap Growth Portfolio Class 1	0.03	(0.08)

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Value Portfolio Class 1	0.00%	0.00%	0.00%
Mid Cap Growth Portfolio Class 1	0.00	0.00	0.00

65	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Mid Cap Value Portfolio Class 1

03/31/04	$10.61	$0.10	$4.80	$4.90	$(0.10)	$(0.01)	$—	$(0.11)	$15.40	46.29%	$14,034	1.15	%(1)	0.69	%(1)	50%
03/31/05	15.40	0.12	2.59	2.71	(0.07)	(0.30)	—	(0.37)	17.74	17.69	15,887	1.03	(1)	0.77	(1)	42
03/31/06	17.74	0.17	2.60	2.77	(0.11)	(1.16)	—	(1.27)	19.24	15.99	17,245	1.02		0.92		46
03/31/07	19.24	0.16	2.59	2.75	(0.14)	(1.89)	—	(2.03)	19.96	14.73	16,234	0.97		0.83		46
03/31/08	19.96	0.16	(2.65)	(2.49)	(0.15)	(1.79)	—	(1.94)	15.53	(13.50)	10,716	0.99	(2)	0.84	(2)	61

Small Cap Portfolio Class 1

03/31/04	6.01	(0.04)	2.96	2.92	—	—	—	—	8.93	48.59	11,129	1.15	(1)	(0.52	)(1)	134
03/31/05	8.93	(0.04)	0.14	0.10	—	—	—	—	9.03	1.12	9,664	1.15	(1)	(0.48	)(1)	134
03/31/06	9.03	0.00	1.78	1.78	—	(0.08)	—	(0.08)	10.73	19.82	11,829	1.15	(1)(2)	0.01	(1)(2)	85
03/31/07	10.73	0.01	0.71	0.72	—	(0.48)	—	(0.48)	10.97	6.82	9,502	1.10	(1)(2)	0.31	(1)(2)	153
03/31/08	10.97	0.01	(1.71)	(1.70)	—	(0.78)	—	(0.78)	8.49	(16.33)	6,140	1.09	(2)	0.11	(2)	126

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Mid Cap Value Portfolio Class 1	(0.00)%	(0.02)%	—%	—%
Small Cap Portfolio Class 1	0.06	(0.08)	0.02	0.03

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Mid Cap Value Class 1	—%	—%	0.00%
Small Cap Portfolio Class 1	0.00	0.03	0.02

Seasons Series Trust	66

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

International Equity Portfolio Class 1

03/31/04	$5.12	$0.04	$2.66	$2.70	$(0.07)	$—	$—	$(0.07)	$7.75	52.92%	$7,794	1.30	%(1)	0.64	%(1)	50%
03/31/05	7.75	0.04	0.83	0.87	(0.10)	—	—	(0.10)	8.52	11.28	8,650	1.30	(1)	0.57	(1)	84
03/31/06	8.52	0.09	2.11	2.20	(0.05)	(0.14)	—	(0.19)	10.53	25.99	12,326	1.30	(1)	0.97	(1)	71
03/31/07	10.53	0.13	1.70	1.83	(0.06)	(0.39)	—	(0.45)	11.91	17.67	14,765	1.29	(1)(4)	1.16	(1)(4)	80
03/31/08	11.91	0.17	(0.58)	(0.41)	(0.11)	(0.71)	—	(0.82)	10.68	(4.33)	13,015	1.18	(4)	1.38	(4)	83

Diversified Fixed Income Portfolio Class 1

03/31/04	10.70	0.35	0.19	0.54	(0.27)	—	—	(0.27)	10.97	5.11	13,922	0.90	(1)	3.15	(1)	109	(2)
03/31/05	10.97	0.39	(0.36)	0.03	(0.33)	(0.01)	—	(0.34)	10.66	0.22	11,137	0.84		3.57		88	(2)
03/31/06	10.66	0.39	(0.24)	0.15	(0.34)	(0.05)	—	(0.39)	10.42	1.36 (3)	10,595	0.83		3.67		94
03/31/07	10.42	0.45	0.15	0.60	(0.33)	0.00	—	(0.33)	10.69	5.81	9,479	0.80		4.19		108
03/31/08	10.69	0.47	0.29	0.76	(0.36)	—	—	(0.36)	11.09	7.24	7,757	0.82		4.30		118

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

International Equity Portfolio Class 1	0.31%	(0.00)%	0.03%	(0.04)%
Diversified Fixed Income Portfolio Class 1	(0.03)	—	—	—

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Diversified Fixed Income Portfolio	106%	82%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

(4)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08

International Equity Portfolio Class 1	0.00%	0.00%

67	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Cash Management Portfolio Class 1

03/31/04	$10.84	$0.04	$—	$0.04	$(0.09)	$—	$—	$(0.09)	$10.79	0.37%	$7,384	0.80	%(1)	0.33	%(1)	—%
03/31/05	10.79	0.11	0.00	0.11	(0.04)	—	—	(0.04)	10.86	0.99	4,637	0.71	(1)	0.95	(1)	—
03/31/06	10.86	0.35	(0.01)	0.34	(0.13)	—	—	(0.13)	11.07	3.13	4,927	0.63	(1)(3)	3.11	(1)(3)	—
03/31/07	11.07	0.52	0.01	0.53	(0.29)	0.00	—	(0.29)	11.31	4.79 (4)	6,967	0.56		4.68		—
03/31/08	11.31	0.50	(0.10)	0.40	(0.48)	—	—	(0.48)	11.23	3.56	9,459	0.56		4.40		—

Focus Growth Portfolio Class 1

03/31/04	$5.49	$(0.05)	$2.48	$2.43	$—	$—	$—	$—	$7.92	44.26%	$8,170	1.30	%(1)	(0.66	)%(1)	90%
03/31/05	7.92	0.00	(0.32)	(0.32)	—	—	—	—	7.60	(4.04)	6,504	1.30	(1)	0.03	(1)	200
03/31/06	7.60	(0.05)	1.55	1.50	—	—	—	—	9.10	19.74	7,907	1.17	(1)(2)	(0.59	)(1)(2)	102
03/31/07	9.10	(0.03)	0.05	0.02	—	—	—	—	9.12	0.22	4,423	1.11	(1)(2)(3)	(0.30	)(1)(2)(3)	120
03/31/08	9.12	(0.04)	0.34	0.30	—	—	—	—	9.42	3.29	3,387	1.13	(2)	(0.35	)(2)	126

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
#	Annualized
†	Commencement of Operations
(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Cash Management Portfolio Class 1	(0.03)%	0.00%	0.03%	—%
Focus Growth Portfolio Class 1	0.05	(0.09)	(0.03)	0.00

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Focus Growth Portfolio Class 1	0.00%	0.01%	0.01%

(3)	Gross of Custody Credits of 0.01%

(4)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

Seasons Series Trust	68

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios by contacting:

AIG SunAmerica Assurance Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

69	Seasons Series Trust

PROSPECTUS
July 28, 2008

Seasons Series Trust
(Class 2 Shares)

•  Multi-Managed Growth Portfolio
•  Multi-Managed Moderate Growth Portfolio
•  Multi-Managed Income/Equity Portfolio
•  Multi-Managed Income Portfolio
•  Asset Allocation: Diversified Growth Portfolio
•  Stock Portfolio
•  Large Cap Growth Portfolio
•  Large Cap Composite Portfolio
•  Large Cap Value Portfolio
•  Mid Cap Growth Portfolio
•  Mid Cap Value Portfolio
•  Small Cap Portfolio
•  International Equity Portfolio
•  Diversified Fixed Income Portfolio
•  Cash Management Portfolio
•  Focus Growth Portfolio
•  Focus TechNet Portfolio
•  Focus Growth and Income Portfolio
•  Focus Value Portfolio
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TRUST HIGHLIGHTS	3
Q&A	3
EXPENSE SUMMARY	30
MORE INFORMATION ABOUT THE PORTFOLIOS	34
Investment Strategies	34
Additional Information about the Seasons Portfolios	34
GLOSSARY	44
Investment Terminology	44
About the Indices	47
Risk Terminology	48
MANAGEMENT	52
Investment Adviser and Manager	52
Portfolio Management	54
Information about the Subadvisers	57
Custodian, Transfer and Dividend Paying Agent	63
Payments in Connection with Distribution	63
ACCOUNT INFORMATION	64
Service Fees	64
Transaction Policies	64
Dividend Policies and Taxes	65
Frequent Purchases and Redemptions of Shares	65
Portfolio Holdings	66
FINANCIAL HIGHLIGHTS	67
FOR MORE INFORMATION	76

Seasons Series Trust	2

TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series, 19 of which are included in this Prospectus (“Portfolios”), and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolios” and the glossary.

Individuals cannot invest in the Portfolios directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with AIG SunAmerica Asset Management Corp., the investment adviser and manager (“SunAmerica” or the “Adviser”). The term “Manager” as used in this prospectus means either SunAmerica or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

Six of the Portfolios, Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio, which we call the “Seasons Portfolios” are available only through the selection of one of four variable investment “Strategies” described in the Variable Contracts prospectus. You should be aware that if you select a “Strategy” you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Thirteen of the Portfolios, which we call the “Seasons Select Portfolios” and the “Seasons Focused Portfolios” are available as variable investment options under Variable Contracts offered by the Life Insurance Companies.

Q: What are the Portfolios’ investment goals and principal investment strategies?

Q&A

Managed Components — the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio’s investment goal. See “Managed Components” herein.
Capital Appreciation/Growth is an increase in the market value of securities held.
Income is interest payments from bonds or dividends from stocks.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

A:	Each Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy.

A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days’ notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Growth Portfolio	long-term growth of capital	asset allocation through Managed Components

Multi-Managed Moderate Growth Portfolio	long-term growth of capital, with capital preservation as a secondary objective	asset allocation through Managed Components

Multi-Managed Income/Equity Portfolio	conservation of principal while maintaining some potential for long-term growth of capital	asset allocation through Managed Components

3	Seasons Series Trust

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Income Portfolio	capital preservation	asset allocation through Managed Components

Asset Allocation: Diversified Growth Portfolio	capital appreciation	investment primarily through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets in equity securities and approximately 20% (with a range of 5-35%) of its assets in fixed income securities

Stock Portfolio	long-term capital appreciation, with a secondary objective of increasing dividend income	under normal circumstances, invests at least 80% of net assets in common stocks

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (“Multi-Managed Seasons Portfolios”) allocates all of its assets among three or four distinct Managed Components, each managed by separate Managers and each with its own investment strategy. The four Managers of the Multi-Managed Seasons Portfolios are SunAmerica, Janus Capital Management LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”) and Wellington Management Company, LLP (“Wellington Management”). The four Managed Components are Aggressive Growth/SunAmerica, Growth/Janus, Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management. The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio.

Although each Multi-Managed Seasons Portfolio has a distinct investment goal and allocates its assets in varying percentages among the Managed Components in furtherance of that goal, the Managed Component(s) are managed in the same general manner regardless of the goal of the Multi-Managed Seasons Portfolios. However, the equity/debt weightings of the Balanced/Lord Abbett/SunAmerica component under normal market conditions will vary depending on the goal of the Multi-Managed Seasons Portfolios. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among the Managed Components.

Managed Components

Portfolio	Aggressive Growth component/ SunAmerica	Growth component/ Janus	Balanced component/ Lord Abbett/ SunAmerica	Fixed Income component/ Wellington Management

Multi-Managed Growth Portfolio	20%	40%	14%/6%	20%

Multi-Managed Moderate Growth Portfolio	18%	28%	12.6%/5.4%	36%

Multi-Managed Income/Equity Portfolio	0%	18%	14%/14%	54%

Multi-Managed Income Portfolio	0%	8%	8.5%/8.5%	75%

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

Seasons Series Trust	4

The following chart shows the investment goal and principal investment strategy of each of the Seasons Select Portfolios.

A “Growth” Philosophy — investing in securities believed to offer the potential for long-term growth of capital — focuses on securities considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
A “Value” Philosophy — investing in securities that are believed to be undervalued in the market — often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
“Net assets” will take into account any borrowing for investment purposes.

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Large Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a growth strategy

Large Cap Composite Portfolio	long-term growth of capital and growth of dividend income	under normal circumstances, invests at least 80% of net assets in equity securities of large companies that offer the potential for long-term growth of capital or dividends

Large Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a value strategy

Mid Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a growth strategy

Mid Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a value strategy

Small Cap Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of small companies

5	Seasons Series Trust

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

International Equity Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of issuers in at least three countries other than the U.S.

Diversified Fixed Income Portfolio	relatively high current income and secondarily capital appreciation	under normal circumstances, invests at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, mortgage-backed securities, investment grade debt securities, and high yield/high risk bonds (“junk bonds”)

Cash Management Portfolio	high current yield while preserving capital	invests in a diversified selection of money market instruments

Each Seasons Select Portfolio except the Cash Management Portfolio, is managed by multiple Managers, and we call these Portfolios the “Multi-Managed Seasons Select Portfolios.” Each Multi-Managed Seasons Select Portfolio offers you access to at least three different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. To balance the risks of an actively managed portfolio, each Multi-Managed Seasons Select Portfolio includes a passively-managed index component, currently managed by AIG Global Investment Corp. (“AIGGIC”) that seeks to track a target index or a subset of an index.

Seasons Series Trust	6

The following chart shows the investment goal and principal investment strategy of each of the Seasons Focused Portfolios.

A “Focus” Strategy — one in which a Manager actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Manager of the Focused Portfolios will generally invest in up to 10 securities, and each of these Portfolios will generally hold up to a total of 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including following the employment of a new Manager to manage a Portfolio or a portion of a Portfolio. In this situation the new Manager may be selling securities and buying new securities at the same time, resulting in the Portfolio holding more than its usual number of holdings. Each Manager may invest in additional financial instruments for the purpose of cash management or to hedge a security position.
Active Trading:  A strategy used whereby a Portfolio may engage in frequent trading of securities to achieve its investment goal.
Market Capitalization represents the total market value of the outstanding securities of a corporation.

Seasons Focused Portfolios

Portfolio	Investment Goal	Strategy

Focus Growth Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization

Focus TechNet Portfolio	long-term growth of capital	active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the Managers believe will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal circumstances, at least 80% of net assets will be invested in such securities

Focus Growth and Income Portfolio	long-term growth of capital and current income	active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Managers believe have elements of growth and value, issued by large-cap companies including those that may offer the potential for a reasonable level of current income. Each Manager may emphasize either a growth orientation or a value orientation at any particular time

Focus Value Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of value criteria, without regard to market capitalization

The Seasons Focused Portfolios offer you access to several different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. Each Manager actively selects a limited number of stocks that represent some of their favorite ideas. This “Focus” approach to investing results in a more concentrated portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

7	Seasons Series Trust

SunAmerica initially allocated the assets of each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica allocates new cash from share purchases over redemption requests equally among the Managers, unless SunAmerica determines that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The assets of the Diversified Fixed Income Portfolio are not divided equally between the three managers, but have a targeted allocation of 50% to one Manager (AIGGIC) with a portion actively managed and another passively managed and 25% each to the two other Managers. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager of the Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio’s asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Multi-Managed Seasons Select Portfolio or Seasons Focused Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board of Trustees, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

Q:	What are the principal risks of investing in the Portfolios?

A:	The following section describes the principal risks of each Portfolio. The charts herein also describe various additional risks.

Management Risks

Each Seasons Portfolio, Seasons Select Portfolio and Seasons Focused Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Equity Securities

The Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity, Focus Growth, Focus TechNet, Focus Growth and Income and Focus Value Portfolios invest primarily in equity securities. In addition, the Multi-Managed Income/Equity Portfolio invests significantly in equity securities.

As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio’s investments in equity securities, which also increases the risk that you may lose money during declines in the stock market. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant benchmarks or other funds with comparable investment objectives and strategies.

Risks of Investing in Growth Stocks

Growth stocks are historically volatile, which will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Mid Cap Growth, Small Cap, Focus Growth, Focus Growth and Income and Focus TechNet Portfolios.

Risks of Investing in Value Stocks

The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, will particularly affect the Focus Growth and Income, Focus Value, Large Cap Value and Mid Cap Value Portfolios.

Seasons Series Trust	8

Risks of Indexing

A component of the following portfolios is managed to track the performance of an index: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio. The Manager of such components, AIGGIC, may endeavor to track the index by purchasing every stock included in the index in the same proportions. In the alternative, the Manager may invest in a sampling of index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the index. If this component of such Portfolio does not adequately track the characteristics of the index, it is likely that the performance of this component will not be similar to the performance of the index and, therefore, may have an impact on the overall performance of the Portfolio. The index component will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, raising funds to meet redemptions or rebalancing the portfolio, even if there are adverse developments concerning a particular security, company or industry.

Risks of Investing in Technology Companies

The Focus TechNet Portfolio invests at least 80% of its net assets in securities of companies that the Managers believe will benefit significantly from technological advances or improvements (“technology companies”). Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio may be considerably more volatile than those of a portfolio that does not invest in technology companies. Technology company risk will also affect the Mid Cap Growth Portfolio.

Risks of Investing in Bonds

The Multi-Managed Income/Equity, Multi-Managed Income and Diversified Fixed Income Portfolios invest primarily in bonds. In addition, the Multi-Managed Growth, Multi-Managed Moderate Growth and Asset Allocation: Diversified Growth Portfolios each invests significantly in bonds.

As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

Risks of Investing in Junk Bonds

All Portfolios except the Stock, Mid Cap Growth and Cash Management Portfolios may invest to varying degrees in high yield/high risk securities, also known as “junk bonds,” which are considered speculative. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

Risks of Investing in Money Market Securities

While an investment in the Cash Management Portfolio should present the least market risk of any of the Portfolios, you should be aware that an investment in this Portfolio is subject to the risks that the value of its investments in high-quality short-term debt obligations (“money market securities”) may be affected by changes in interest rates, changes in the rating of an issuer of a money market security and the ability of an issuer to make payments of interest and principal. Additional risks may be found in the section titled “More Information about the Portfolios.” Cash Management Portfolio does not seek to maintain a stable net asset value of $1.00.

9	Seasons Series Trust

Risks of Investing Internationally

All Portfolios except the Cash Management Portfolio may invest in foreign securities. The International Equity Portfolio invests at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Emerging Market Countries

The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. Each Portfolio other than the Cash Management Portfolio may invest in issuers in emerging market countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade.

Risks of Investing in Smaller Companies

All Portfolios except the Diversified Fixed Income and Cash Management Portfolios may invest in equity securities of smaller companies. The Small Cap Portfolio invests at least 80% of net assets in equity securities of smaller companies. Stocks of smaller companies and to a lesser extent, mid-cap companies, may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Mid-Cap Growth and Small Cap Portfolios.

Risks of Investing in “Non-Diversified” Portfolios

All Portfolios except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income and Cash Management Portfolios are “non-diversified,” which means that each can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Additional Principal Risks

Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:	How have the Seasons Portfolios performed historically?

A:	The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and by comparing each Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

Seasons Series Trust	10

MULTI-MANAGED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 12.54% (quarter ended 6/30/03) and the lowest return for a quarter was −16.41% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08, the year-to-date return was −4.48%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[6]
Multi-Managed Growth Portfolio	13.12%	12.58%	0.93%

S&P 500®[1]	5.49%	12.83%	2.66%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	6.19%

Russell 2000® Index[3]	−1.57%	16.25%	8.00%

Russell 1000® Index[4]	5.77%	13.43%	2.93%

Blended Benchmark Index[5]	4.72%	11.44%	5.16%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 51% Russell 1000® Index, 27% Lehman Brothers U.S. Aggregate Index, 20% Russell 2000® Index and 2% Treasury Bills.
[6]	Inception date for Class 2 shares is October 16, 2000.

11	Seasons Series Trust

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 10.34% (quarter ended 6/30/03) and the lowest return for a quarter was −12.11% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −3.98%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[6]
Multi-Managed Moderate Growth Portfolio	10.34%	10.29%	1.76%

S&P 500®[1]	5.49%	12.83%	2.66%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	6.19%

Russell 2000® Index[3]	−1.57%	16.25%	8.00%

Russell 1000® Index[4]	5.77%	13.43%	2.93%

Blended Benchmark Index[5]	5.08%	10.04%	5.61%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 37.9% Russell 1000® Index, 42.3% Lehman Brothers U.S. Aggregate Index, 18.0% Russell 2000® Index and 1.8% Treasury Bills.
[6]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	12

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 7.03% (quarter ended 6/30/03) and the lowest return for a quarter was −5.32% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −1.66%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[6]
Multi-Managed Income/Equity Portfolio	9.99%	7.83%	3.68%

S&P 500®[1]	5.49%	12.83%	2.66%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	6.19%

Russell 1000® Index[3]	5.77%	13.43%	2.93%

Blended Benchmark Index[4]	6.63%	7.42%	5.28%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 33.4% Russell 1000® Index, 63.8% Lehman Brothers U.S. Aggregate Index, and 2.8% Treasury Bills.
[5]	Inception date for Class 2 shares is October 16, 2000.

13	Seasons Series Trust

MULTI-MANAGED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.33% (quarter ended 6/30/03) and the lowest return for a quarter was −2.64% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −1.46%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[5]
Multi-Managed Income Portfolio	7.55%	5.86%	4.42%

S&P 500®[1]	5.49%	12.83%	2.66%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	6.19%

Russell 1000® Index[3]	5.77%	13.43%	2.93%

Blended Benchmark Index[4]	6.80%	5.98%	5.74%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 17.35% Russell 1000® Index, 80.95% Lehman Brothers U.S. Aggregate Index, and 1.7% Treasury Bills.
[5]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	14

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 13.03% (quarter ended 6/30/03) and the lowest return for a quarter was −15.04% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −8.17%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[8]
Asset Allocation: Diversified Growth Portfolio	5.10%	11.63%	3.47%

Russell 3000® Index[1]	5.14%	13.63%	3.29%

S&P 500®[2]	5.49%	12.83%	2.66%

MSCI EAFE Index[3]	11.17%	21.59%	8.32%

Lehman Brothers U.S. Aggregate Index[4]	6.97%	4.42%	6.19%

JP Morgan Developed Market High Yield Index[5]	2.69%	10.77%	7.90%

MSCI Emerging Markets Free IndexSM 6	39.78%	37.46%	22.21%[9]

Blended Benchmark Index[7]	7.87%	15.10%	5.90%[9]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[4]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[5]	The JP Morgan Developed High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.
[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free IndexSM excludes closed markets and those shares in otherwise free markets with are not purchasable by foreigners.
[7]	The Blended Benchmark Index consists of 60% Russell 3000® Index, 15% MSCI EAFE Index, 15% Lehman Brothers U.S. Aggregate Index, 5% JP Morgan Developed Market High Yield Index, and 5% MSCI Emerging Markets Free IndexSM. The New Blended Benchmark Index data given is based on information available as of July 31, 2001.
[8]	Inception date for Class 2 shares is October 16, 2000.
[9]	Index inception return is from the month end following the inception date.

15	Seasons Series Trust

STOCK PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 16.23% (quarter ended 6/30/03) and the lowest return for a quarter was −15.35% (quarter ended 6/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −10.39%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Stock Portfolio	10.13%	13.65%	3.36%

S&P 500®[1]	5.49%	12.83%	2.66%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	16

LARGE CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 13.57% (quarter ended 6/30/03) and the lowest return for a quarter was −17.84% (quarter ended 3/31/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −4.56%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Growth Portfolio[1]	15.32%	13.37%	−0.06%

S&P 500®/Citigroup Growth Index[2]	9.13%	10.94%	−0.59%[4]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Growth Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 2 shares is October 16, 2000.
[4]	Index inception return is from the month end following the inception date.

17	Seasons Series Trust

LARGE CAP COMPOSITE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 14.14% (quarter ended 6/30/03) and the lowest return for a quarter was −16.18% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −11.24%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Composite Portfolio[1]	6.85%	11.88%	1.10%

S&P 500®[2]	5.49%	12.83%	2.66%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	18

LARGE CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.99% (quarter ended 6/30/03) and the lowest return for a quarter was −19.49% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −13.07%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Value Portfolio[1]	3.86%	13.64%	6.87%

S&P 500®/Citigroup Value Index[2]	1.99%	14.73%	4.66%[4]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 2 shares is October 16, 2000.
[4]	Index inception return is from the month end following the inception date.

19	Seasons Series Trust

MID CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 22.74% (quarter ended 12/31/01) and the lowest return for a quarter was −24.40% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −6.93%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Mid Cap Growth Portfolio[1]	15.73%	18.59%	5.27%

Russell Midcap® Growth Index[2]	11.43%	17.90%	1.42%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
[3]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	20

MID CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.49% (quarter ended 6/30/03) and the lowest return for a quarter was −15.80% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −8.39%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Mid Cap Value Portfolio[1]	0.34%	15.46%	12.25%

Russell Midcap® Value Index[2]	–1.42%	17.92%	12.78%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
[3]	Inception date for Class 2 shares is October 16, 2000.

21	Seasons Series Trust

SMALL CAP PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.03% (quarter ended 6/30/03) and the lowest return for a quarter was −22.97% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −12.25%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Small Cap Portfolio[1]	–3.96%	11.48%	0.79%

Russell 2000® Index[2]	–1.57%	16.25%	8.00%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001. Effective February 14, 2005, Salomon Brothers Asset Management Inc replaced Lord Abbett & Co. as manager of a component of the Portfolio. Effective December 1, 2006, ClearBridge Advisor, LLC replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio.
[2]	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[3]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	22

INTERNATIONAL EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.77% (quarter ended 6/30/03) and the lowest return for a quarter was −22.51% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −11.91%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
International Equity Portfolio[1]	10.39%	19.37%	4.10%

MSCI EAFE Index[2]	11.17%	21.59%	8.32%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[3]	Inception date for Class 2 shares is October 16, 2000.

23	Seasons Series Trust

DIVERSIFIED FIXED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.37% (quarter ended 9/30/02) and the lowest return for a quarter was −3.01% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.65%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Diversified Fixed Income Portfolio[1]	5.97%	3.49%	4.53%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	6.19%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively-managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	24

CASH MANAGEMENT PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 1.25% (quarter ended 9/30/06) and the lowest return for a quarter was 0.00% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.63%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Cash Management Portfolio[1]	4.25%	2.35%	2.36%

US Treasury Bills, 0-3 Months Index	4.40%	2.90%	2.87%[3]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective February 14, 2005, Columbia Management Advisors, LLC (formerly Banc of America Capital Management, LLC) assumed management of the Portfolio. The Portfolio was previously managed by SunAmerica, the Adviser.
[2]	Inception date for Class 2 shares is October 16, 2000.
[3]	Index inception return is from the month end following the inception date.

25	Seasons Series Trust

FOCUS GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.92% (quarter ended 6/30/03) and the lowest return for a quarter was −16.72% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −13.03%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Growth Portfolio[1]	23.33%	14.81%	3.00%

Russell 3000® Growth Index[2]	11.40%	12.42%	−1.83%

S&P 500®[3]	5.49%	12.83%	2.66%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective October 1, 2002, Salomon Brothers Asset Management Inc replaced Jennison Associates LLC as manager of a component of the portfolio. Effective February 14, 2005, Credit Suisse Asset Management, LLC and Janus Capital Management LLC replaced Fred Alger Management, Inc. and Salomon Brothers Asset Management, Inc. as managers of components of the Portfolio. Effective August 23, 2006, Credit Suisse Asset Management, LLC no longer serves as a subadviser to a component of the Portfolio. SunAmerica assumed management of that component of the Portfolio.
[2]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 3000® Growth or the Russell 2000® Growth indexes.
[3]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[4]	Inception date for Class 2 shares is October 16, 2000.

Seasons Series Trust	26

FOCUS TECHNET PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 47.62% (quarter ended 12/31/01) and the lowest return for a quarter was −48.47% (quarter ended 9/30/01). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −15.18%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Focus TechNet Portfolio[1]	23.00%	23.00%	−3.79%

NASDAQ-100 Index[2]	19.24%	16.63%	−1.36%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective March 4, 2003, Van Wagoner Capital Management, Inc. (“Van Wagoner”) was terminated as a subadviser for a component of the Focus TechNet Portfolio. SunAmerica, investment adviser and manager, monitored that component of the Portfolio until September 15, 2003 when BAMCO, Inc. was engaged as subadviser to such component of the portfolio.
[2]	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.
[3]	Inception date for Class 2 shares is December 29, 2000.

27	Seasons Series Trust

FOCUS GROWTH AND INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 19.03% (quarter ended 6/30/03) and the lowest return for a quarter was −17.89% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −14.22%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Focus Growth and Income Portfolio[1]	7.11%	13.82%	3.72%

S&P 500®[2]	5.49%	12.83%	3.30%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective October 1, 2001, an additional Manager, Harris Associates L.P., assumed management for a component of the Portfolio. Additionally, effective July 29, 2002, Thornburg Investment Management, Inc. replaced SunAmerica, the Adviser, for another component of the Portfolio. Effective August 1, 2005, Harris Associates L.P., was replaced as manager for a component of the Portfolio. SunAmerica, as Adviser, has assumed management of that component of the Portfolio.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 2 shares is December 29, 2000.

Seasons Series Trust	28

FOCUS VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 6/30/03) and the lowest return for a quarter was −18.07% (quarter ended 9/30/02). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −15.01%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Value Portfolio[1]	6.94%	18.52%	13.26%

Russell 3000® Value Index[2]	−1.01%	14.69%	10.03%

Russell 1000® Value Index[3]	−0.17%	14.63%	9.81%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective June 16, 2003, J.P. Morgan Investment Management Inc. replaced Thornburg Investment Management, Inc. as manager of a component of the Portfolio. Effective January 23, 2006, Northern Trust Investments, N.A. (NTI) replaced American Century Investment Management, Inc. as manager of a component of the Portfolio.
[2]	The Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.
[3]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
[4]	Inception date for Class 2 shares is October 1, 2001.

29	Seasons Series Trust

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Multi-Managed Growth	Multi-Managed Moderate	Multi-Managed
	Portfolio(2)	Growth Portfolio(2)	Income/Equity Portfolio(2)
	Class 2	Class 2	Class 2

Management Fees	0.89%	0.84%	0.81%
Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.23%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.27%	1.15%	1.12%

		Asset Allocation:
	Multi-Managed Income	Diversified Growth	Stock
	Portfolio(2)	Portfolio(2)(3)(5)	Portfolio(2)
	Class 2	Class 2	Class 2

Management Fees	0.77%	0.83%	0.84%
Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.21%	0.20%	0.11%
Acquired Fund Fees and Expenses	N/A	0.00%	N/A
Total Annual Portfolio Operating Expenses	1.13%	1.18%	1.10%

	Large Cap Growth	Large Cap Composite	Large Cap Value
	Portfolio(2)(5)	Portfolio(1)(2)(5)	Portfolio(2)(5)
	Class 2	Class 2	Class 2

Management Fees	0.80%	0.80%	0.78%
Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.10%	0.48%	0.11%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.05%	1.43%	1.04%

	Mid Cap Growth	Mid Cap Value	Small Cap
	Portfolio(2)(5)	Portfolio(2)(5)	Portfolio(2)(5)
	Class 2	Class 2	Class 2

Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.17%	0.14%	0.24%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.17%	1.14%	1.24%

	International Equity	Diversified Fixed Income	Cash Management
	Portfolio(2)(5)	Portfolio(5)	Portfolio
	Class 2	Class 2	Class 2

Management Fees	0.93%	0.69%	0.45%
Service (12b-1) Fees	0.15%	0.15%	0.15%
Other Expenses	0.25%	0.13%	0.11%
Acquired Fund Fees and Expenses	0.00%	0.00%	N/A
Total Annual Portfolio Operating Expenses	1.33%	0.97%	0.71%

Seasons Series Trust	30

	Focus Growth	Focus TechNet
	Portfolio(2)	Portfolio(1)(2)(4)(6)
	Class 2	Class 2

Management Fees	1.00%	1.20%
Service (12b-1) Fees	0.15%	0.15%
Other Expenses	0.14%	0.30%
Total Annual Portfolio Operating Expenses	1.29%	1.65%

	Focus Growth and Income	Focus Value
	Portfolio(2)	Portfolio(2)
	Class 2	Class 2

Management Fees	1.00%	1.00%
Service (12b-1) Fees	0.15%	0.15%
Other Expenses	0.18%	0.12%
Total Annual Portfolio Operating Expenses	1.33%	1.27%

(1)	The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

Class 2

Large Cap Composite Portfolio	1.25%
Focus TechNet Portfolio	1.65%

These waivers and reimbursements will continue indefinitely, but can be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

(2)	Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s other expenses have been reduced. For the year ended March 31, 2008, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio’s other expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for Class 2 would have been as follows:

Class 2

Multi-Managed Growth Portfolio	1.26%
Multi-Managed Moderate Growth Portfolio	1.14%
Multi-Managed Income/Equity Portfolio*	1.12%
Multi-Managed Income Portfolio*	1.13%
Asset Allocation: Diversified Growth Portfolio*	1.18%
Stock Portfolio*	1.10%
Large Cap Growth Portfolio	1.04%
Large Cap Composite Portfolio	1.42%
Large Cap Value Portfolio*	1.04%
Mid Cap Growth Portfolio*	1.17%
Mid Cap Value Portfolio*	1.14%
Small Cap Portfolio	1.22%
International Equity Portfolio*	1.33%
Focus Growth Portfolio	1.28%
Focus TechNet Portfolio	1.64%
Focus Growth and Income Portfolio	1.29%
Focus Value Portfolio	1.25%

*	The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(3)	The Adviser is voluntarily waiving on an annual basis 0.10% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. This additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(4)	The Adviser is voluntarily waiving on an annual basis 0.15% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(5)	“Other Expenses” include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by these portfolios as a result of investments in shares of one or more “acquired funds”, as defined in the registration form applicable to the portfolios, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

(6)	For the fiscal year ended March 31, 2008, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (1) and are included in “Total Annual Portfolio Operating Expenses”:

Class 2

Focus TechNet Portfolio	0.06%

As of March 31, 2008, the Portfolio listed above had a balance subject to recoupment by the Adviser.

31	Seasons Series Trust

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Managed Growth Portfolio*
Class 2 Shares	$129	$403	$697	$1,534
Multi-Managed Moderate Growth Portfolio*
Class 2 Shares	$117	$365	$633	$1,398
Multi-Managed Income Equity Portfolio*
Class 2 Shares	$114	$356	$617	$1,363
Multi-Managed Income Portfolio*
Class 2 Shares	$115	$359	$622	$1,375
Asset Allocation: Diversified Growth Portfolio*
Class 2 Shares	$120	$375	$649	$1,432
Stock Portfolio*
Class 2 Shares	$112	$350	$606	$1,340
Large Cap Growth Portfolio*
Class 2 Shares	$107	$334	$579	$1,283
Large Cap Composite Portfolio*
Class 2 Shares	$146	$452	$782	$1,713
Large Cap Value Portfolio*
Class 2 Shares	$106	$331	$574	$1,271
Mid Cap Growth Portfolio*
Class 2 Shares	$119	$372	$644	$1,420
Mid Cap Value Portfolio*
Class 2 Shares	$116	$362	$628	$1,386
Small Cap Portfolio*
Class 2 Shares	$126	$393	$681	$1,500
International Equity Portfolio*
Class 2 Shares	$135	$421	$729	$1,601
Diversified Fixed Income Portfolio
Class 2 Shares	$99	$309	$536	$1,190
Cash Management Portfolio
Class 2 Shares	$73	$227	$395	$883
Focus Growth Portfolio*
Class 2 Shares	$131	$409	$708	$1,556
Focus TechNet Portfolio*
Class 2 Shares	$165	$511	$881	$1,922
Focus Growth and Income Portfolio*
Class 2 Shares	$135	$421	$729	$1,601
Focus Value Portfolio*
Class 2 Shares	$129	$403	$697	$1,534

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

Seasons Series Trust	32

The following are your costs after these voluntary fee waivers and/or expense reimbursements and expense reductions:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio
Class 2 Shares	$128	$400	$692	$1,523
Multi-Managed Moderate Growth Portfolio
Class 2 Shares	$116	$362	$628	$1,386
Multi-Managed Income Equity Portfolio(1)
Class 2 Shares	$114	$356	$617	$1,363
Multi-Managed Income Portfolio(1)
Class 2 Shares	$115	$359	$622	$1,375
Asset Allocation: Diversified Growth Portfolio(1)
Class 2 Shares	$110	$343	$595	$1,317
Stock Portfolio(1)
Class 2 Shares	$112	$350	$606	$1,340
Large Cap Growth Portfolio
Class 2 Shares	$106	$331	$574	$1,271
Large Cap Composite Portfolio
Class 2 Shares	$126	$393	$681	$1,500
Large Cap Value Portfolio(1)
Class 2 Shares	$106	$331	$574	$1,271
Mid Cap Growth Portfolio(1)
Class 2 Shares	$119	$372	$644	$1,420
Mid Cap Value Portfolio(1)
Class 2 Shares	$116	$362	$628	$1,386
Small Cap Portfolio
Class 2 Shares	$124	$387	$670	$1,477
International Equity Portfolio(1)
Class 2 Shares	$135	$421	$729	$1,601
Focus Growth Portfolio
Class 2 Shares	$130	$406	$702	$1,545
Focus TechNet Portfolio
Class 2 Shares	$161	$499	$860	$1,878
Focus Growth and Income Portfolio
Class 2 Shares	$131	$409	$708	$1,556
Focus Value Portfolio
Class 2 Shares	$127	$397	$686	$1,511

(1)	The amount of the expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

33	Seasons Series Trust

MORE INFORMATION ABOUT THE PORTFOLIOS

Investment Strategies

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following charts summarize information about each Portfolio’s and Managed Component’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio or Managed Component through the various Variable Contracts.

The Variable Contracts offer four variable investment “Strategies.” You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Additional Information about the Seasons Portfolios

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as previously indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it is important for you to understand how the information in the charts provided below applies specifically to your investment. To summarize the allocation strategy, because the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the Aggressive Growth/SunAmerica and Growth/Janus components than do the other two Multi-Managed Seasons Portfolios. In contrast, the Multi-Managed Income/Equity and Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management components. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the Aggressive Growth/SunAmerica component.

You should carefully review the investment goals and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you select a Strategy that invests in the Multi-Managed Income Portfolio, you should be aware that this Portfolio distributes its assets among the Growth/Janus component, the Balanced/Lord Abbett/SunAmerica component and the Fixed Income/Wellington Management component in a ratio of 8%/8.5%/8.5%/75%, respectively. Also, if you select a Strategy that invests in the Multi-Managed Income Portfolio you should be aware that this Portfolio invests three quarters of its assets in the Fixed Income/Wellington Management component. So, when reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment.

Seasons Series Trust	34

Managed Components

	Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What are the Portfolio’s/Managed Component’s principal investments?	• Equity securities, including those of lesser known or high growth companies or industries, such as technology, telecommunications, media, healthcare, energy and consumer cyclicals: -small-cap stocks	• Equity securities selected for their growth potential: -large-cap stocks -mid-cap stocks -small-cap stocks	• Equity securities:
-large-cap stocks
• Investment grade fixed income securities
• 70%/30% neutral equity/debt weighting for Multi-Managed Growth and Moderate Growth Portfolios (actual weighting may differ)
• 50%/50% neutral equity/debt weighting for Multi-Managed Income/Equity and Income Portfolios (actual weighting may differ)	• U.S. and foreign fixed income securities of varying maturities and risk/return characteristics (at least 80% investment grade securities and at least 80% U.S. dollar denominated securities)
• U.S. government securities
• Pass-through securities
• Asset-backed and mortgage-backed securities
• When-issued and delayed-delivery securities

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Mid-cap stocks • Large-cap stocks • Short-term investments (up to 25%) • Options	• Junk bonds (up to 35%) • Short-term investments (up to 25%)	• Mid-cap stocks • Small-cap stocks (up to 20%) • Short-term investments (up to 25%) • Foreign securities (up to 25%) • ADRs/EDRs/GDRs • Emerging markets • PFICs • Junk bonds (up to 15%)	• Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 20% denominated in foreign currencies; up to 100% denominated in U.S. dollars)

35	Seasons Series Trust

Managed Components

Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Passive Foreign Investment Companies (PFICs)
• Options and futures
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Special situations	• U.S. government securities
• Asset-backed and mortgage-backed securities
• Options and futures
• Special situations
• Currency transactions
• Currency baskets
• Exchange Traded Funds (ETFs)
• Hybrid instruments (up to 10%)	• Currency transactions
• Currency baskets
• PFICs
• Options and futures
• Special situations
• Forward foreign currency exchange contracts
• U.S. Treasury inflation protection securities
• Roll transactions
• Total return swaps (up to 10%)
• Short sales
• Forward commitments

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Short sales

Seasons Series Trust	36

Seasons Portfolios

	Asset Allocation: Diversified Growth Portfolio	Stock Portfolio

What are the Portfolio’s/Managed Component’s principal investments?	• Strategic allocation of approximately 80% (with a range of 65-95%) of net assets to equity securities:
-large-cap stocks
-mid-cap stocks
-small-cap stocks
• Strategic allocation of approximately 20% (with a range of 5-35%) of assets to fixed income securities
	• Foreign securities (up to 60%)	• Common stocks (at least 80% of net assets)

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Junk bonds (up to 20%) • Short-term investments (up to 20%)	• Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• Options and futures
• Special situations
• Hybrid instruments (up to 10%)
• ETFs
• REITs
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• REITs
• Options and futures
• Special situations
• Convertible securities and warrants
• ETFs
• Hybrid instruments (up to 10%)

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
	• Small and medium sized companies	• Active trading • Asset-backed securities • Derivatives • Emerging markets • Foreign exposure • Growth stocks • Hedging • Market volatility • Securities selection • Small and medium sized companies

37	Seasons Series Trust

Seasons Select Portfolios

	Large Cap Growth Portfolio	Large Cap Composite Portfolio	Large Cap Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of large companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of large companies (at least 80% of net assets) that offer the potential for long-term growth of capital or dividends	• Equity securities of large companies (at least 80% of net assets) selected through a value strategy

What other types of investments may the Portfolio significantly invest in?	• Mid-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities • Emerging markets • ADRs/EDRs/GDRs • PFICs	• Mid-cap stocks • Junk bonds (up to 15%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs	• Mid-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Options and futures
• Options on foreign currency
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• PFICs
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• Convertible securities and warrants
• ETFs	• Small-cap stocks
• Junk bonds (up to 10%)
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Special situations

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

Seasons Series Trust	38

Seasons Select Portfolios

	Mid Cap Growth Portfolio	Mid Cap Value Portfolio	Small Cap Portfolio

What are the Portfolio’s principal investments?	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a value strategy	• Equity securities of small companies (at least 80% of net assets)

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Small-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs	• Large-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • Special situations • PFICs	• Active trading • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs • Options and futures

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Emerging markets
• Options and futures
• Options on foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• ETFs	• Large-cap stocks
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage- backed securities
• REITs
• Emerging markets
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies
• Value investing	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Indexing
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies

39	Seasons Series Trust

Seasons Select Portfolios

	International Equity Portfolio	Diversified Fixed Income Portfolio	Cash Management Portfolio

What are the Portfolio’s principal investments?	• Equity securities (at least 80% of net assets) of issuers in at least three countries other than the U.S.	• Fixed income securities (at least 80% of net assets) including U.S. and foreign government securities (“Net assets” will take into account any borrowings for investment purposes)
• Mortgage-backed securities
• Investment grade fixed income securities
• Foreign securities (up to 30%)
		• Junk bonds (up to 20%)	• A diversified selection of money market instruments

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Mid-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • ADRs/EDRs/GDRs • PFICs • Foreign securities • Emerging markets	• Asset-backed and mortgage-backed securities • ADRs/EDRs/GDRs • PFICs • Short-term investments (up to 20%) • ETFs	• Investment grade fixed income securities • U.S. government securities • Short term investments – repurchase agreements – commercial paper – bank obligations

Seasons Series Trust	40

Seasons Select Portfolios

International Equity Portfolio	Diversified Fixed Income Portfolio	Cash Management Portfolio

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificate
• Options and futures
• Options of foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
	• Special situations	• Asset-backed and mortgage-backed securities • Corporate debt instruments

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection	• Asset-backed securities
• Credit quality
• Foreign exposure
• Interest rate fluctuations
• Liquidity risk for mortgage-and asset-backed securities
• Market volatility
• Repurchase agreements
• Securities selection
• U.S. government obligations

41	Seasons Series Trust

Seasons Focused Portfolios

Focus Growth Portfolio	Focus TechNet Portfolio	Focus Growth and Income Portfolio	Focus Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of companies of any market capitalization – common stocks – preferred stocks – convertible securities – warrants – rights	• Equity securities (at least 80% of net assets will be invested in technology companies)
  – large-cap stocks
  – mid-cap stocks
  – small-cap stocks
  – convertible securities
  – warrants
  – rights
	• Preferred stocks	• Equity securities of large cap companies: – common stocks – preferred stocks – convertible securities – warrants – rights	• Equity securities: – large-cap stocks – mid-cap stocks – small-cap stocks

What other types of investments may the Portfolio significantly invest in?	• Junk bonds (up to 20%) • Foreign securities	• Foreign securities • Junk bonds (up to 20%)	• Mid-cap stocks • Small-cap stocks • Foreign securities • Junk bonds (up to 20%)	• Foreign securities
• Junk bonds (up to 20%)
• Forward foreign currency exchange contracts
• ETFs
• REITs
• ADRs/EDRs/GDRs
• PFICs
• Investment companies
• Convertible securities
• Warrants
• Rights
• Preferred securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Short-term investments (up to 20%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• ETFs
• Fixed-income securities
• Hybrid instruments (up to 10%)
• REITs
• Forward foreign currency exchange contracts	• Short-term investments (up to 20%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Fixed-income securities • Hybrid instruments (up to 10%)	• Short-term investments (up to 25%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• Fixed-income securities
• Hybrid instruments (up to 10%)
• Forward foreign currency exchange contracts
• ETFs
		• REITs	• Short-term investments (up to 25%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Hybrid instruments (up to 10%) • Fixed income securities

Seasons Series Trust	42

Seasons Focused Portfolios

Focus Growth Portfolio	Focus TechNet Portfolio	Focus Growth and Income Portfolio	Focus Value Portfolio

What risks normally affect the Portfolio?	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets	• Active trading
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified
status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets
• Value investing	• Active trading
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

43	Seasons Series Trust

GLOSSARY

Investment Terminology

A currency basket consists of specified amounts of currencies of certain foreign countries.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to generate income. For example, a Portfolio may enter into foreign forward currency exchange contracts to gain exposure to a country or region.

Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which certain Portfolios may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain Portfolios may also invest in separately issued interests in custodial receipts and trust certificates.

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell 1000® Index during the most recent 12-months had a market-cap of $113 million. Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap® Index to the largest company in the Russell Midcap® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell Midcap® Index had a market-cap of $113 million and the largest company in the Russell Midcap® Index had a market-cap of $55.8 billion. The Mid Cap Growth Portfolio will consider mid-cap companies as those companies that fall within the capitalization range of either the Russell Midcap® Index or the S&P MidCap 400® Index. Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the largest company in the Russell 2000® index had a market-cap of $8.39 billion.

Seasons Series Trust	44

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio’s investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The risk of owning an ETF reflects the risk of owning securities in the underlying index it is designed to track. Lack of liquidity in an ETF results in it being more volatile. In addition, as an investment company ETFs are subject to fees and expenses.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager).

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In

45	Seasons Series Trust

general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed (i.e., Standard and Poor’s Depositary Receipts (SPDRs) and iSharesSM) and structured securities and other ETFs, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Interest rate swaps, mortgage swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of interest payments is based, is tied to a reference pool or pools of mortgages.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, currencies or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security, or other asset or currency, at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. A Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon, maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the

Seasons Series Trust	46

buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.

U.S. Treasury inflation protection securities are issued by the United States Department of Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers. The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

When-issued and delayed delivery transactions call for the purchase or sale of securities at an agreed upon price on a specified future date. At the time of delivery of the security, the value may be more or less than the purchase price.

About the Indices

•	The JP Morgan Developed Market High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.

•	Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the performance of the U.S. fixed income market.

•	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Indexsm measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Indexsm excludes closed markets and those share in otherwise free markets with are not purchasable by foreigners.

•	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.

•	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

47	Seasons Series Trust

•	Russell 1000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

•	Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

•	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.

•	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth or the Russell 2000® Growth indexes.

•	Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

•	Russell Midcap® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

•	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

•	S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

Certain Portfolios invest in either the growth or value “subset” of an index. These subsets are created by splitting an index according to “book-to-price” ratio (that is, the difference between an issuer’s “book value” and its market capitalization). The value subset of an index contains securities of issuers with lower book-to-price ratios, while a growth subset contains those of issuers with higher book-to-price ratios. The S&P 500®/Citigroup Growth and Value Indexes are constructed measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The value index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The growth index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. Each company in the index is assigned to either the value or growth index so that the two style indices “add up” to the full index. Like the full S&P indexes, the value and growth indexes are unmanaged and market capitalization-weighted, meaning that each stock is weighted in proportion to its market value. Investors cannot invest directly in the indexes.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide each Portfolio’s portfolio turnover rate for each fiscal year in the past five years or since inception.

Seasons Series Trust	48

Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of a Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth stocks:  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

Hedging:  Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the

49	Seasons Series Trust

market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Indexing:  The passively managed index portion of each Multi-Managed Seasons Select Portfolio will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund.

Interest rate fluctuations:  The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bonds:  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default.

Liquidity risk for mortgage- and asset-backed securities:  In the second half of 2007 and continuing into 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Market volatility:  The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Non-diversified status:  Portfolios registered as “non-diversified” investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company’s risk may increase because the effect of each security on the Portfolio’s performance is greater.

Prepayment:  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Repurchase agreements:  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Securities selection:  A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Short sales:  Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small and medium sized companies:  Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

Seasons Series Trust	50

Technology sector:  The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the Portfolio’s investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

U.S. government obligations:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value investing:  When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

51	Seasons Series Trust

MANAGEMENT

Investment Adviser and Manager

AIG SunAmerica Asset Management Corp. SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, manages the investments for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $50.3 billion as of March 31, 2008. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., AIG Retirement Company I (formerly, VALIC Company I) and AIG Retirement Company II (formerly, VALIC Company II).

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the Aggressive Growth/SunAmerica and the fixed income portion of the Balanced/Lord Abbett/SunAmerica components of the Multi-Managed Seasons Portfolios, and portions of the Large Cap Composite, Small Cap, Diversified Fixed Income, Focus Growth, Focus TechNet and Focus Growth and Income Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of each Portfolio is available in the annual or semi-annual shareholder reports.

Seasons Series Trust	52

For the fiscal year ended March 31, 2008 each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Multi-Managed Growth Portfolio	0.89%
Multi-Managed Moderate Growth Portfolio	0.84%
Multi-Managed Income/Equity Portfolio	0.81%
Multi-Managed Income Portfolio	0.77%
Asset Allocation: Diversified Growth Portfolio	0.83%
Stock Portfolio	0.84%
Large Cap Growth Portfolio	0.80%
Large Cap Composite Portfolio	0.80%
Large Cap Value Portfolio	0.78%
Mid Cap Growth Portfolio	0.85%
Mid Cap Value Portfolio	0.85%
Small Cap Portfolio	0.85%
International Equity Portfolio	0.93%
Diversified Fixed Income Portfolio	0.69%
Cash Management Portfolio	0.45%
Focus Growth Portfolio	1.00%
Focus TechNet Portfolio	1.20%
Focus Growth and Income Portfolio	1.00%
Focus Value Portfolio	1.00%

SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers that have no affiliation with SunAmerica (“unaffiliated Subadvisers”) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers, except for AIGGIC, is unaffiliated with SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

53	Seasons Series Trust

Portfolio Management

The management of each Portfolio and Managed Component is summarized in the following tables.

Seasons Portfolios

Portfolio	Portfolio management allocated among the following managers

Multi-Managed Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Moderate Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income/Equity Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Asset Allocation: Diversified Growth Portfolio	• Putnam

Stock Portfolio	• T. Rowe Price

Seasons Series Trust	54

Seasons Select Portfolios

Portfolio	Portfolio management allocated among the following managers

Large Cap Growth Portfolio	• AIGGIC • GSAM • Janus

Large Cap Composite Portfolio	• AIGGIC • SunAmerica • T. Rowe Price

Large Cap Value Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Growth Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Value Portfolio	• AIGGIC • GSAM • Lord Abbett

Small Cap Portfolio	• AIGGIC • ClearBridge • SunAmerica

International Equity Portfolio	• AIGGIC • GSAM International • Lord Abbett

Diversified Fixed Income Portfolio	• AIGGIC • SunAmerica • Wellington Management

Cash Management Portfolio	• CMA

Seasons Focused Portfolios

Portfolio	Portfolio management allocated among the following managers

Focus Growth Portfolio	• SunAmerica • Janus • Marsico

Focus TechNet Portfolio	• RCM • SunAmerica • BAMCO

Focus Growth and Income Portfolio	• SunAmerica • Marsico • Thornburg

Focus Value Portfolio	• NTI • Third Avenue • JPMorgan

55	Seasons Series Trust

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SunAmerica is responsible for making the day-to-day investment decisions for the Aggressive Growth component and a portion of the Balanced component of the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Income Portfolio, and for a component of each of the Large Cap Composite Portfolio, Small Cap Portfolio, Diversified Fixed Income Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio and Focus Growth and Income Portfolio.

The Aggressive Growth component of the Multi-Managed Portfolios and Small Cap Portfolio are managed by Jay Rushin. Mr. Rushin joined SunAmerica in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over twelve years experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica, he was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Focus Growth Portfolio is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at SunAmerica and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining SunAmerica in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma is also a CFA charter holder.

The fixed income portion of the Balanced component of the Multi-Managed Portfolios is managed by a team including Bryan Petermann, John Yovanovic, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem, CFA. Each member of the team has portfolio management responsibilities with both SunAmerica and AIGGIC. AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Investments, formerly, AIG Global Investment Group. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts.

The Large Cap Composite Portfolio and Focus Growth and Income Portfolio are managed by Steven A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SunAmerica as a portfolio manager in April 2004. From 2002 until he joined SunAmerica, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

The Diversified Fixed Income Portfolio is managed in part by Michael Cheah, CFA. Mr. Cheah joined AIG SunAmerica Asset Management (SunAmerica) in July 1999 as Vice President and Portfolio Manager. Prior to joining SunAmerica, Mr. Cheah spent 17 years at the Monetary Authority of Singapore (MAS) in the Global

Seasons Series Trust	56

Fixed income department where he served as the director of the U.S. Bond Division, Markets and Investment Department.

The Focus TechNet Portfolio is managed by Andrew Sheridan. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SunAmerica in 2003. He is a member of the research team covering the technology industry. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have joint and primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SunAmerica compensates the various Subadvisers out of advisory fees that it receives form the respective Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval.

Large Cap Composite Portfolio
Large Cap Growth Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Portfolio
International Equity Portfolio
Diversified Fixed Income Portfolio

AIG Global Investment Corp. (AIGGIC), a New Jersey corporation, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of March 31, 2008, AIG Investments managed approximately $753.4 billion, of which approximately $625.9 billion relates to AIG affiliates and $127.5 billion relates to client assets. These figures do not include assets sub-advised to third-party managers. AIGGIC is located at 70 Pine Street, New York, New York 10270.

The Large Cap Composite Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio and International Equity Portfolio are managed by James O. Kurtz, John P. Toohey and Timothy Campion. A passively managed portion of the Diversified Fixed Income Portfolio is managed by Mr. Kurtz, Mr. Toohey and Mr. Campion, and an actively managed portion of the portfolio is managed by Mr. Petermann, Mr. Yovanovic, Mr. Lindvall, Mr. Davis, Mr. Vanden Assem, and Mr. Rajeev Mittal. Mr. Kurtz, Vice President and Portfolio Manager, joined AIG Investments with the acquisition of AGIM in 2001. As a Senior Portfolio Manager, Mr. Kurtz is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Mr. Toohey, Managing Director, is responsible for overseeing the asset allocation and investments supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President of AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG Investments in 2000. Mr. Toohey also sits on the AIG Derivative Committee, which oversees firm wide derivatives transactions and structure financial products. Mr. Campion, Vice President and Portfolio Manager, joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group

57	Seasons Series Trust

head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts. Mr. Mittal joined AIG Investments in 1992 and is Managing Director and Head of Emerging Markets Fixed Income. He is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies.

Focus TechNet Portfolio

BAMCO, Inc. (BAMCO) is a New York corporation, established in January 1987, registered with the SEC since March 1987, located at 767 5th Avenue, 49th Floor, New York, New York 10153, is the investment adviser to all of the Baron mutual funds and two Irish pooled investment vehicles, and it serves as investment subadviser to non-Baron related SEC registered investment companies and other pooled investment vehicles. As of March 31, 2008, BAMCO had approximately $17.5 billion in assets under management.

The BAMCO portion of the Focus TechNet Portfolio is managed by Michael Lippert, JD, CFA. Mr. Lippert is the portfolio manager for the Baron iOpportunity Fund. Mr. Lippert served as a senior research analyst on a team of analysts that provided research for the portfolio and the Baron Fifth Avenue Growth Fund. He has covered Internet communications, and media and entertainment, and business services companies since December 2001. Prior to joining BAMCO, he was a research analyst and general counsel for JLF Asset Management from April 2001, and from 2000 to 2001, he was a partner in the firm Baker & Botts.

Small Cap Portfolio

ClearBridge Advisors, LLC (ClearBridge), located at 620 Eighth Avenue, New York, New York 10018, is a wholly owned subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason, whose principal address is 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of March 31, 2008, ClearBridge had approximately $86.3 billion in assets under management.

The Small Cap Portfolio is managed by Peter J. Hable. Mr. Hable is a Managing Director at ClearBridge and has been with the firm (or its predecessors) since 1983.

Cash Management Portfolio

Columbia Management Advisors, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 mutual fund portfolios. As of March 31, 2008, CMA had assets under management of approximately $371.7 billion. CMA is a registered investment adviser and an indirect, wholly-owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as investment advisor to mutual funds, CMA acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The Cash Management Portfolio is managed by the CMA fixed income team.

Large Cap Growth Portfolio
Mid Cap Value Portfolio

Goldman Sachs Asset Management, L.P. (GSAM) is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment adviser in 1990. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations, insurance companies and individual investors. Total GSAM assets under management as of March 31, 2008 were $780.5 billion.

The Large Cap Growth Portfolio is managed by Steven M. Barry, Gregory H. Ekizian and David G. Shell. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a

Seasons Series Trust	58

portfolio manager in 1999. Mr. Ekizian, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as Portfolio Manager and Co-Chair of the Growth Investment Committee in 1997. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a manager in 1997.

The Mid Cap Value Portfolio is co-managed by Eileen Rominger, Andrew Braun and Sean Gallagher. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Andrew Braun, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001. Sean Gallagher, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001.

International Equity Portfolio

Goldman Sachs Asset Management International (GSAM International) is a business unit of Goldman Sachs, and is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of March 31, 2008, GSAM International, along with other units of Goldman Sachs, had approximately $828 billion in assets under management.

The International Equity Portfolio is managed by an experienced investment team led by Eileen Rominger and Mark Beveridge who serve as Co-Chief Investment Officers of Global Equity. Other members of the investment team are William Howard, Maria Gordon and Edward Perkins. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Mark Beveridge, CFA, Managing Director and Co-Chief Investment Officer, Global Equity, joined GSAM International in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, UK/European, Emerging Markets, Asia ex-Japan and Japan strategies. Prior to joining GSAM International, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios. William Howard, CFA, Managing Director, Head of Asia ex-Japan Equity, joined GSAM International in 2005 as a portfolio manager. Prior to joining GSAM International, Mr. Howard was a portfolio manager with Franklin Templeton from 1993 to 2004 and was responsible for ex-US portfolios. Maria Gordon, CFA, Managing Director, Head of Global Emerging Markets, joined GSAM International as a research analyst for the emerging markets equities team in September 1998. Ms. Gordon was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003. Edward Perkins, CFA, Vice President Head of European Equity, joined GSAM International as a research analyst in 2002 and became a portfolio manager in July 2004. Mr. Perkins became the Head of the European Equity Team in 2008.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Growth Portfolio
Focus Growth Portfolio

Janus Capital Management LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held

59	Seasons Series Trust

by Janus Management Holdings Corporation. As of March 31, 2008 JCGI had approximately $187.6 billion in assets under management.

The Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio are managed by Ron Sachs, CFA. Mr. Sachs has managed the Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio since January 2008. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds the Chartered Financial Analyst Designation.

Focus Value Portfolio

J.P. Morgan Investment Management Inc. (JPMorgan) is a Delaware corporation and is an indirect wholly owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 245 Park Avenue, New York, New York 10167. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of March 31, 2008, JPMorgan, together with its affiliated companies, had approximately $1.187 trillion in assets under management.

The Focus Value Portfolio is managed by Jonathan K.L. Simon. Mr. Simon, managing director, heads the U.S. Equity Value Group. An employee since 1980, Mr. Simon manages the JPMorgan Mid Cap Value Fund, the JPMorgan Value Advantage Fund, and the JPMF US Value Fund. In addition, he is a portfolio manager of the JPMorgan Diversified Mid Cap Value Fund, the JPMorgan Growth and Income Fund and the JPMorgan Equity Income Fund. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming’s U.S. asset management operations from 1990 until 2000.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Mid Cap Value Portfolio
International Equity Portfolio

Lord, Abbett & Co. LLC. (Lord Abbett) is located at 90 Hudson Street, Jersey City, New Jersey 07302, and has been an investment manager since 1929. Lord Abbett provides similar services to 51 mutual fund portfolios having various investment objectives and also advises other investment clients. As of March 31, 2008, Lord Abbett had approximately $99.8 billion in assets under management.

The team that manages the equity sleeve of the Balanced component of each Multi-Managed Portfolio is headed by Daniel H. Frascarelli. Mr. Frascarelli, Partner and Portfolio Manager, joined Lord Abbett in 1990. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of each sleeve.

The team that manages the Mid Cap Value Portfolio is headed by Howard E. Hansen. Mr. Hansen, Partner and Portfolio Manager, joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

The team that manages the International Equity Portfolio is headed by Harold E. Sharon and Vincent J. McBride, each a Partner and Portfolio Manager who joined Lord Abbett in 2003. Messrs. Sharon and McBride are jointly and primarily responsible for the day-to-day management of the Portfolio.

Focus Growth Portfolio
Focus Growth and Income Portfolio

Marsico Capital Management, LLC. (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico has been a registered investment adviser since September 1997. Marsico provides

Seasons Series Trust	60

investment management services to other mutual funds and private accounts and as of March 31, 2008 had approximately $93.1 billion in assets under management.

Thomas F. Marsico manages a sleeve of the Focus Growth and the Focus Growth and Income Portfolios. Mr. Marsico is the founder and Chief Executive Officer of Marsico and has over 20 years experience as a securities analyst and a portfolio manager.

Focus Value Portfolio

Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, Illinois 60603, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (TNTC), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2008, Northern Trust and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $778.6 billion.

The Focus Value Portfolio is managed by Stephen G. Atkins. Mr. Atkins joined Northern Trust in 1998 and during the past five years has managed various equity portfolios, including mutual funds. Mr. Atkins currently serves as Vice President and Senior Portfolio Manager.

Asset Allocation: Diversified Growth Portfolio

Putnam Investment Management, L.L.C. (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. As of March 31, 2008, Putnam Investments had approximately $168 billion in assets under management. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

The Asset Allocation: Diversified Growth Portfolio is managed by Jeffrey L. Knight. Robert J. Kea and Robert J. Schoen. Mr. Knight is Managing Director and Chief Investment Officer of the Global Asset Allocation Team. He joined Putnam in 1993 and is a CFA charterholder with 19 years investment experience. Mr. Kea is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1989 and is a CFA charterholder with 18 years of investment experience. Mr. Schoen is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1997 and has 18 years of investment experience.

Focus TechNet Portfolio

RCM Capital Management LLC (RCM) is located at Four Embarcadero Center, San Francisco, California 94111, and is an indirect wholly-owned subsidiary of Allianz SE, an international financial services organization. As of March 31, 2008, RCM had approximately $19 billion in assets under management in San Francisco.

The Focus TechNet Portfolio is managed by Walter C. Price, Jr., CFA. Mr. Price is a Managing Director of RCM, with which he has been associated since 1974. He has research and money management responsibilities for much of RCM’s technology area.

61	Seasons Series Trust

Stock Portfolio
Large Cap Composite Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio

T. Rowe Price Associates, Inc. (T. Rowe Price) is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. As of March 31, 2008, T. Rowe Price had approximately $378.6 billion in assets under management.

The Stock Portfolio and the Large Cap Composite Portfolio are managed by P. Robert Bartolo. Mr. Bartolo serves as Investment Advisory Committee Chairman and Vice President. He joined T. Rowe Price in 2002 and has been managing investments since 1998.

The Large Cap Value Portfolio is managed by Brian C. Rogers, CFA, CIC. Mr. Rogers joined T. Rowe Price’s Equity Research Division in 1982 and has been managing investments since 1980. Mr. Rogers currently serves as the Chairman of the Board and Chief Investment Officer of T. Rowe Price Group, Inc., and is the Portfolio’s Investment Advisory Committee Chairman.

The Mid Cap Growth Portfolio is managed by Donald J. Peters. Mr. Peters serves as Investment Advisory Committee Chairman and Vice President. Mr. Peters has been a portfolio manager and quantitative investment analyst for T. Rowe Price’s Equity Research Division since joining the firm in 1993.

Focus Value Portfolio

Third Avenue Management LLC. (Third Avenue) is located at 622 Third Avenue, New York, New York 10017. Third Avenue or its predecessor has been an investment adviser and manager for mutual funds since its organization in 1986. Third Avenue also serves as investment adviser for separately managed accounts for private and institutional clients. As of March 31, 2008, Third Avenue had approximately $24.3 billion in assets under management.

The Focus Value Portfolio is managed by Ian Lapey and Kathleen Crawford. Mr. Lapey has been a portfolio manager with Third Avenue since 2001. Mr. Lapey has also been a senior research analyst for Third Avenue since 2001. Prior to joining Third Avenue, Mr. Lapey had been an equity research analyst with Credit Suisse First Boston since 1997. Ms. Crawford, Assistant Portfolio Manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.

Focus Growth and Income Portfolio

Thornburg Investment Management, Inc. (Thornburg) is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of March 31, 2008, Thornburg had approximately $51.7 billion in assets under management.

The Focus Growth and Income Portfolio is managed by William V. Fries, CFA. Mr. Fries has been a Managing Director and portfolio manager at Thornburg since 1995. Previously he had been affiliated with USAA Investment Management Company for over 20 years. Mr. Fries is assisted by Co-portfolio manager and Managing Director, W. Vinson Walden, CFA. Mr. Walden joined Thornburg in 2002 as an associate portfolio manager. Prior to joining Thornburg, Mr. Walden served as an associate for Lehman Brothers in New York City.

Multi-Managed Growth Portfolio
Multi-Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Diversified Fixed Income Portfolio

Seasons Series Trust	62

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership. The principal offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

The Fixed Income component of the Multi-Managed Portfolios is managed by Lucius T. Hill, III, Campe Goodman, CFA, Christopher A. Jones, II, CFA, Michael F. Garrett and Scott I. St. John, CFA. Mr. Hill, Senior Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1993. Mr. Hill has served as the Portfolio Manager for the Portfolios since 1999. Mr. Goodman, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2000. Mr. Goodman has served as the Portfolio Manager for the Portfolios since 2004. Mr. Jones, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the high yield portion of the Portfolios since 2007. Mr. Garrett, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1999. Mr. Garrett has been involved in portfolio management and securities analysis for the mortgage portion of the Portfolios since 1999. Mr. St. John, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2003. Mr. St. John has been involved in portfolio management and securities analysis for the corporate credit portion of the Portfolios since 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research (2001-2003).

The Diversified Fixed Income Portfolio is also managed by Lucius T. Hill, III and Scott I. St. John. Mr. Hill has served as the Portfolio Manager since 2002; Mr. St. John since 2003.

The Large Cap Value Portfolio is managed by Ian R. Link, CFA. Mr. Link, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2006. Mr. Link has served as Portfolio Manager for the Portfolio since July 1, 2008. Previously, Mr. Link was a Portfolio Manager at Deutsche Asset Management (2004-2006) and a Portfolio Manager and Equity Analyst at Franklin Templeton (1989-2003).

The Mid Cap Growth Portfolio is managed by Stephen C. Mortimer. Mr. Mortimer, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2001. Mr. Mortimer has served as the Portfolio Manager for the Portfolio since 2002.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SunAmerica and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolios, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadvisers.

63	Seasons Series Trust

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 2 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolios available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service Fees

Class 2 shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.15% of the average daily net assets of such class of shares. The service fees will be used to compensate the Life Insurance Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Insurance Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 2 shares. Because these service fees are paid out of each Portfolio’s Class 2 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of outstanding shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular

Seasons Series Trust	64

trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges for foreign equity securities that trade on weekends or other days when the Trust does not price its shares. As a result, the value of such foreign securities may change on days when the Trust is not open for purchase or redemptions.

Buy and sell shares. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, the shares are subject to service fees pursuant to a 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio and share class on which they were paid.

Taxes. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Insurance Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

65	Seasons Series Trust

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

Seasons Series Trust	66

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Class 2 Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

	Net				Dividends	Dividends	Dividends		Net			Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average			Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets			turnover

Multi-Managed Growth Portfolio Class 2

03/31/04	$8.69	$0.06	$2.35	$2.41	$(0.09)	$—	$—	$(0.09)	$11.01	27.79%		$78,735	1.25%		0.59%			100	%(2)
03/31/05	11.01	0.08	0.57	0.65	(0.05)	—	—	(0.05)	11.61	5.90	(1)	78,191	1.19		0.69			107	(2)
03/31/06	11.61	0.09	1.48	1.57	(0.08)	—	—	(0.08)	13.10	13.56	(1)	84,310	1.26	(3)	0	.73(3)		114
03/31/07	13.10	0.15	0.82	0.97	(0.10)	—	—	(0.10)	13.97	7.39		82,496	1.21	(3)(4)	1	.15(3	)(4)	154
03/31/08	13.97	0.14	0.28	0.42	(0.25)	—	—	(0.25)	14.14	2.88	(5)	67,550	1.27	(3)	0	.92(3)		117

Multi-Managed Moderate Growth Portfolio Class 2

03/31/04	$9.57	$0.13	$2.01	$2.14	$(0.15)	$—	$—	$(0.15)	$11.56	22.51%		$164,241	1.15%		1.25%			105	%(2)
03/31/05	11.56	0.16	0.30	0.46	(0.11)	—	—	(0.11)	11.91	3.99	(1)	167,282	1.10		1.40			116	(2)
03/31/06	11.91	0.18	1.10	1.28	(0.16)	—	—	(0.16)	13.03	10.72	(1)	177,331	1.14	(3)	1	.46(3)		123
03/31/07	13.03	0.25	0.69	0.94	(0.19)	—	—	(0.19)	13.78	7.22		183,279	1.11	(3)(4)	1	.87(3	)(4)	169
03/31/08	13.78	0.26	0.07	0.33	(0.33)	(0.22)	—	(0.55)	13.56	2.22	(5)	153,903	1.15	(3)	1	.83(3)		131

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Growth Portfolio	99%	107%
Multi-Managed Moderate Growth Portfolio	104	114

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Growth Portfolio Class 2	0.01%	0.02%	0.01%
Multi-Managed Moderate Growth Portfolio Class 2	0.01	0.02	0.01

(4)	Gross custody credits of 0.01%

(5)	The Multi-Managed Growth Portfolio’s and Multi-Managed Moderate Growth Portfolio’s performance were increased by less than 0.12% and 0.14%, respectively, from a reimbursement by an affiliate.

67	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net			Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Income/Equity Portfolio Class 2

03/31/04	$10.52	$0.26	$1.27	$1.53	$(0.24)	$—	$—	$(0.24)	$11.81	14.67%		$149,978	1.12%		2.31%		113	%(2)
03/31/05	11.81	0.30	0.10	0.40	(0.22)	—	—	(0.22)	11.99	3.39	(1)	151,035	1.06		2.53		108	(2)
03/31/06	11.99	0.33	0.40	0.73	(0.28)	—	—	(0.28)	12.44	6.09	(1)	150,711	1.11	(3)	2	.64(3)	121
03/31/07	12.44	0.39	0.40	0.79	(0.35)	—	—	(0.35)	12.88	6.37		147,663	1.08	(3)	3	.08(3)	147
03/31/08	12.88	0.42	0.35	0.77	(0.49)	(0.20)	—	(0.69)	12.96	5.91		125,367	1.12	(3)	3	.15(3)	109

Multi-Managed Income Portfolio Class 2

03/31/04	$11.26	$0.34	$0.84	$1.18	$(0.32)	$—	$—	$(0.32)	$12.12	10.61%		$118,953	1.10%		2.96%		126	%(2)
03/31/05	12.12	0.37	(0.16)	0.21	(0.30)	—	—	(0.30)	12.03	1.71	(1)	115,350	1.05		3.12		112	(2)
03/31/06	12.03	0.40	0.06	0.46	(0.37)	—	—	(0.37)	12.12	3.84	(1)	108,178	1.10	(3)	3	.25(3)	118
03/31/07	12.12	0.46	0.26	0.72	(0.45)	(0.16)	—	(0.61)	12.23	6.04		101,778	1.07	(3)	3	.71(3)	166
03/31/08	12.23	0.47	0.14	0.61	(0.57)	(0.03)	—	(0.60)	12.24	5.03		89,971	1.13	(3)	3	.79(3)	121

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Income/Equity Portfolio	111%	106%
Multi-Managed Income Portfolio	123	110

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Income/Equity Portfolio Class 2	0.00%	0.00%	0.00%
Multi-Managed Income Portfolio Class 2	0.00	0.00	0.00

Seasons Series Trust	68

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net			Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Asset Allocation: Diversified Growth Portfolio Class 2

03/31/04	$8.44	$0.11	$2.33	$2.44	$(0.11)	$—	$—	$(0.11)	$10.77	29.02	%(2)	$232,730	1.13	%(1)	1.12	%(1)	108	%(5)
03/31/05	10.77	0.10	0.52	0.62	(0.11)	—	—	(0.11)	11.28	5.77	(3)	230,448	1.09	(1)	0.93	(1)	159	(5)
03/31/06	11.28	0.19	1.35	1.54	(0.15)	—	—	(0.15)	12.67	13.71	(3)	237,220	1.06	(1)(4)	1.63	(1)(4)	118
03/31/07	12.67	0.22	1.42	1.64	(0.23)	(0.19)	—	(0.42)	13.89	13.07		233,703	1.09	(1)(4)	1.64	(1)(4)	84
03/31/08	13.89	0.24	(0.87)	(0.63)	(0.26)	(1.10)	—	(1.36)	11.90	(5.45	)(6)	197,075	1.08	(1)(4)	1.77	(1)(4)	92

Stock Portfolio Class 2

03/31/04	$10.97	$(0.01)	$3.78	$3.77	$—	$—	$—	$—	$14.74	34.37%		$184,179	1.11%		(0.05)%		42%
03/31/05	14.74	0.06	0.45	0.51	—	—	—	—	15.25	3.46		182,833	1.08		0.37		42
03/31/06	15.25	0.03	2.29	2.32	(0.06)	—	—	(0.06)	17.51	15.23		188,970	1.08	(1)	0.18	(1)	45
03/31/07	17.51	0.04	1.68	1.72	(0.03)	(1.17)	—	(1.20)	18.03	9.94		185,413	1.08	(1)	0.18	(1)	39
03/31/08	18.03	0.01	(0.59)	(0.58)	(0.05)	(1.49)	—	(1.54)	15.91	(4.37)		157,580	1.10	(1)	0.08	(1)	58

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 2	0.01%	0.00%	0.01%	0.02%	0.00%
Stock Portfolio Class 2	—	—	0.00	0.00	0.00

(2)	Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 2	0.05%	0.10%	0.10%

(5)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Asset Allocation: Diversified Growth Portfolio	106%	156%

(6)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

69	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net		Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Large Cap Growth Portfolio Class 2

03/31/04	$5.97	$(0.01)	$1.86	$1.85	$—	$—	$—	$—	$7.82	30.99%	$71,204	1.25	%(1)	(0.13	)%(1)	44%
03/31/05	7.82	0.02	0.43	0.45	—	—	—	—	8.27	5.75	78,540	1.19	(1)	0.24	(1)	38
03/31/06	8.27	0.00	1.15	1.15	(0.02)	—	—	(0.02)	9.40	13.89	90,485	1.09	(2)	(0.02	)(2)	54
03/31/07	9.40	0.02	0.46	0.48	—	—	—	—	9.88	5.11	94,990	1.08	(2)(3)	0.19	(2)(3)	53
03/31/08	9.88	0.00	0.38	0.38	(0.05)	(0.09)	—	(0.14)	10.12	3.76	81,642	1.05	(2)	0.03	(2)	60

Large Cap Composite Portfolio Class 2

03/31/04	$6.86	$0.01	$2.16	$2.17	$(0.01)	$—	$—	$(0.01)	$9.02	31.58%	$27,637	1.25%		0.13%		78%
03/31/05	9.02	0.06	0.44	0.50	(0.01)	—	—	(0.01)	9.51	5.54	29,038	1.25		0.63		58
03/31/06	9.51	0.04	0.97	1.01	(0.06)	—	—	(0.06)	10.46	10.63	31,059	1.25	(2)	0.42	(2)	70
03/31/07	10.46	0.05	1.04	1.09	(0.04)	—	—	(0.04)	11.51	10.42	34,285	1.25	(2)	0.49	(2)	76
03/31/08	11.51	0.07	(0.51)	(0.44)	(0.06)	(0.46)	—	(0.52)	10.55	(4.31)	26,754	1.25	(2)	0.57	(2)	93

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 2	0.01%	(0.05)%	—%	—%	—%
Large Cap Composite Portfolio Class 2	0.41	0.17	0.11	(0.08)	0.18

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 2	0.00%	0.00%	0.01%
Large Cap Composite Portfolio Class 2	0.00	0.01	0.01

(3)	Gross custody credit of 0.01%

Seasons Series Trust	70

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net		Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	assets		net assets		turnover

Large Cap Value Portfolio Class 2

03/31/04	$7.78	$0.10	$2.92	$3.02	$(0.07)	$—	$—	$(0.07)	$10.73	38.93%	$92,112	1.25	%(1)	1.04	%(1)	29%
03/31/05	10.73	0.12	0.86	0.98	(0.07)	—	—	(0.07)	11.64	9.18	109,563	1.11	(1)	1.11	(1)	32
03/31/06	11.64	0.15	1.25	1.40	(0.10)	(0.07)	—	(0.17)	12.87	12.09	115,372	1.10	(2)	1.23	(2)	39
03/31/07	12.87	0.18	1.77	1.95	(0.11)	(0.45)	—	(0.56)	14.26	15.22	129,525	1.05	(2)	1.32	(2)	34
03/31/08	14.26	0.22	(1.04)	(0.82)	(0.14)	(0.54)	—	(0.68)	12.76	(6.20)	96,771	1.04	(2)	1.49	(2)	37

Mid Cap Growth Portfolio Class 2

03/31/04	7.65	(0.09)	4.02	3.93	—	—	—	—	11.58	51.37	69,968	1.30	(1)	(0.89	)(1)	97
03/31/05	11.58	(0.09)	0.63	0.54	—	—	—	—	12.12	4.66	77,433	1.28	(1)	(0.78	)(1)	81
03/31/06	12.12	(0.04)	3.04	3.00	—	(0.42)	—	(0.42)	14.70	24.98	96,349	1.19	(2)	(0.30	)(2)	86
03/31/07	14.70	(0.05)	0.98	0.93	—	(1.03)	—	(1.03)	14.60	6.55	92,566	1.16	(2)	(0.37	)(2)	71
03/31/08	14.60	(0.06)	(0.10)	(0.16)	—	(1.41)	—	(1.41)	13.03	(2.34)	74,517	1.17	(2)	(0.42	)(2)	68

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05

Large Cap Value Portfolio Class 2	(0.03)%	(0.00)%
Mid Cap Growth Portfolio Class 2	0.03	(0.08)

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Value Portfolio Class 2	0.00%	0.00%	0.00%
Mid Cap Growth Portfolio Class 2	0.00	0.00	0.00

71	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net		Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Mid Cap Value Portfolio Class 2

03/31/04	$10.59	$0.08	$4.79	$4.87	$(0.08)	$(0.01)	$—	$(0.09)	$15.37	46.09%	$85,682	1.30	%(1)	0.53	%(1)	50%
03/31/05	15.37	0.10	2.58	2.68	(0.05)	(0.30)	—	(0.35)	17.70	17.52	118,416	1.18	(1)	0.63	(1)	42
03/31/06	17.70	0.14	2.60	2.74	(0.09)	(1.16)	—	(1.25)	19.19	15.82	124,641	1.17		0.77		46
03/31/07	19.19	0.13	2.57	2.70	(0.11)	(1.89)	—	(2.00)	19.89	14.50	127,417	1.12		0.68		46
03/31/08	19.89	0.13	(2.64)	(2.51)	(0.12)	(1.79)	—	(1.91)	15.47	(13.64)	84,364	1.14	(2)	0.68	(2)	61

Small Cap Portfolio Class 2

03/31/04	5.99	(0.05)	2.95	2.90	—	—	—	—	8.89	48.41	62,201	1.30	(1)	(0.67	)(1)	134
03/31/05	8.89	(0.05)	0.13	0.08	—	—	—	—	8.97	0.90	66,999	1.30	(1)	(0.62	)(1)	134
03/31/06	8.97	(0.01)	1.76	1.75	—	(0.08)	—	(0.08)	10.64	19.62	79,997	1.30	(1)(2)	(0.15	)(1)(2)	85
03/31/07	10.64	(0.01)	0.70	0.69	—	(0.48)	—	(0.48)	10.85	6.59	79,374	1.25	(1)(2)	0.16	(1)(2)	153
03/31/08	10.85	0.00	(1.68)	(1.68)	—	(0.78)	—	(0.78)	8.39	(16.33)	54,909	1.24	(2)	(0.04	)(2)	126

*	Calculated based upon average shares outstanding.

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Mid Cap Value Portfolio Class 2	(0.01)%	(0.02)%	—%	—%
Small Cap Portfolio Class 2	0.06	(0.08)	0.02	0.03

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Mid Cap Value Class 2	—%	—%	0.00%
Small Cap Portfolio Class 2	0.00	0.03	0.02

Seasons Series Trust	72

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

International Equity Portfolio Class 2

03/31/04	$5.12	$0.03	$2.65	$2.68	$(0.06)	$—	$—	$(0.06)	$7.74	52.53%	$58,220	1.45	%(1)	0.45	%(1)	50%
03/31/05	7.74	0.03	0.83	0.86	(0.09)	—	—	(0.09)	8.51	11.16	85,852	1.45	(1)	0.41	(1)	84
03/31/06	8.51	0.07	2.12	2.19	(0.04)	(0.14)	—	(0.18)	10.52	25.86	118,834	1.45	(1)	0.82	(1)	71
03/31/07	10.52	0.11	1.69	1.80	(0.05)	(0.39)	—	(0.44)	11.88	17.36	154,690	1.44	(1)(4)	1.01	(1)(4)	80
03/31/08	11.88	0.15	(0.57)	(0.42)	(0.09)	(0.71)	—	(0.80)	10.66	(4.37)	120,816	1.33	(4)	1.25	(4)	83

Diversified Fixed Income Portfolio Class 2

03/31/04	10.68	0.33	0.19	0.52	(0.25)	—	—	(0.25)	10.95	4.97	138,125	1.05	(1)	3.01	(1)	109	(2)
03/31/05	10.95	0.37	(0.35)	0.02	(0.32)	(0.01)	—	(0.33)	10.64	0.07	122,693	0.99		3.42		88	(2)
03/31/06	10.64	0.38	(0.25)	0.13	(0.32)	(0.05)	—	(0.37)	10.40	1.21 (3)	108,491	0.98		3.52		94
03/31/07	10.40	0.42	0.16	0.58	(0.31)	0.00	—	(0.31)	10.67	5.66	101,549	0.95		4.05		108
03/31/08	10.67	0.45	0.30	0.75	(0.35)	—	—	(0.35)	11.07	7.10	114,521	0.97		4.13		118

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

International Equity Portfolio Class 2	0.30%	(0.00)%	0.03%	(0.04)%
Diversified Fixed Income Portfolio Class 2	(0.02)	—	—	—

(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Diversified Fixed Income Portfolio	106%	82%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

(4)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08

International Equity Portfolio Class 2	0.00%	0.00%

73	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net		Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Cash Management Portfolio Class 2

03/31/04	$10.82	$0.02	$—	$0.02	$(0.07)	$—	$—	$(0.07)	$10.77	0.22%	$54,276	0.95	%(1)	0.18	%(1)	—%
03/31/05	10.77	0.09	0.00	0.09	(0.02)	—	—	(0.02)	10.84	0.84	47,494	0.86	(1)	0.82	(1)	—
03/31/06	10.84	0.33	(0.01)	0.32	(0.11)	—	—	(0.11)	11.05	2.98	38,397	0.78	(1)(3)	2.93	(1)(3)	—
03/31/07	11.05	0.51	0.00	0.51	(0.27)	0.00	—	(0.27)	11.29	4.64 (4)	51,617	0.70		4.55		—
03/31/08	11.29	0.48	(0.10)	0.38	(0.46)	—	—	(0.46)	11.21	3.41	65,845	0.71		4.25		—
Focus Growth Portfolio Class 2

03/31/04	$5.47	$(0.06)	$2.47	$2.41	$—	$—	$—	$—	$7.88	44.06%	$68,443	1.45	%(1)	(0.81	)%(1)	90%
03/31/05	7.88	(0.01)	(0.32)	(0.33)	—	—	—	—	7.55	(4.19)	67,731	1.45	(1)	(0.10	)(1)	200
03/31/06	7.55	(0.06)	1.54	1.48	—	—	—	—	9.03	19.60	73,281	1.32	(1)(2)	(0.74	)(1)(2)	102
03/31/07	9.03	(0.04)	0.04	0.00	—	—	—	—	9.03	0.00	62,866	1.25	(1)(2)(3)	(0.48	)(1)(2)(3)	120
03/31/08	9.03	(0.05)	0.34	0.29	—	—	—	—	9.32	3.21	58,226	1.29	(2)	(0.50	)(2)	126

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Cash Management Portfolio Class 2	(0.03)%	0.00%	0.03%	—%
Focus Growth Portfolio Class 2	0.05	(0.09)	(0.03)	0.00

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Focus Growth Portfolio Class 2	0.00%	0.01%	0.01%

(3)	Gross of Custody Credits of 0.01%

(4)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

Seasons Series Trust	74

FINANCIAL HIGHLIGHTS (continued)

	Net				Dividends	Dividends	Dividends		Net			Net			Ratio of net
	Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	assets(1)		net assets(1)		turnover

Focus TechNet Portfolio Class 2

03/31/04	$2.84	$(0.07)	$2.30	$2.23	$—	$—	$—	$—	$5.07	78.52%		$31,718	1.65%		(1.55)%		183%
03/31/05	5.07	(0.06)	0.01	(0.05)	—	—	—	—	5.02	(0.99)		27,909	1.65		(1.16)		155
03/31/06	5.02	(0.08)	1.48	1.40	—	—	—	—	6.42	27.89		36,331	1.65		(1.31)		116
03/31/07	6.42	(0.08)	(0.03)	(0.11)	—	(0.21)	—	(0.21)	6.10	(1.76)		24,613	1.65		(1.37)		81
03/31/08	6.10	(0.09)	(0.26)	(0.35)	—	—	—	—	5.75	(5.74)		20,978	1.59	(2)	(1.31	)(2)	156

Focus Growth and Income Portfolio Class 2

03/31/04	6.78	(0.03)	2.53	2.50	—	—	—	—	9.28	36.87		49,277	1.45		(0.35)		84
03/31/05	9.28	0.02	0.03	0.05	—	—	—	—	9.33	0.54		49,049	1.45		0.18		77
03/31/06	9.33	0.09	1.21	1.30	(0.02)	—	—	(0.02)	10.61	13.96		48,297	1.42		0.94		164
03/31/07	10.61	0.06	1.49	1.55	(0.10)	(0.55)	—	(0.65)	11.51	14.68		52,060	1.30		0.58		151
03/31/08	11.51	0.02	(0.98)	(0.96)	(0.06)	(1.59)	—	(1.65)	8.90	(10.66)		38,215	1.33	(2)	0.17	(2)	248

Focus Value Portfolio Class 2

03/31/04	8.77	0.15	4.19	4.34	—	—	—	—	13.11	49.49		49,022	1.45		1.34		165
03/31/05	13.11	0.05	1.45	1.50	(0.09)	(0.69)	—	(0.78)	13.83	11.66		67,250	1.45		0.36		130
03/31/06	13.83	0.06	1.97	2.03	(0.01)	(0.60)	—	(0.61)	15.25	14.92		73,413	1.39		0.45		152
03/31/07	15.25	0.17	2.83	3.00	(0.05)	(0.37)	—	(0.42)	17.83	19.78		86,877	1.27	(2)	1.01	(2)	70
03/31/08	17.83	0.23	(1.13)	(0.90)	(0.14)	(1.82)	—	(1.96)	14.97	(6.29	)(3)	69,468	1.27	(2)	1.28	(2)	87

*	Calculated based upon average shares outstanding

**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.

(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Focus TechNet Portfolio Class 2	0.52%	0.17%	(0.06)%	0.06%	0.03%
Focus Growth and Income Portfolio Class 2	0.25	(0.01)	(0.10)	0.00	—
Focus Value Portfolio Class 2	0.25	(0.02)	(0.07)	0.00	—

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08

Focus TechNet Portfolio Class 2	—%	0.01%
Focus Growth and Income Portfolio Class 2	—	0.04
Focus Value Portfolio Class 2	0.00	0.02

(3)	The Portfolio’s performance figure was increased by 0.56% from gains realized on the disposal of investments in violation of investment restrictions.

75	Seasons Series Trust

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios by contacting:

AIG SunAmerica Assurance Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

Seasons Series Trust	76

PROSPECTUS
July 28, 2008

Seasons Series Trust
(Class 3 Shares)

•  Multi-Managed Growth Portfolio
•  Multi-Managed Moderate Growth Portfolio
•  Multi-Managed Income/Equity Portfolio
•  Multi-Managed Income Portfolio
•  Asset Allocation: Diversified Growth Portfolio
•  Stock Portfolio
•  Large Cap Growth Portfolio
•  Large Cap Composite Portfolio
•  Large Cap Value Portfolio
•  Mid Cap Growth Portfolio
•  Mid Cap Value Portfolio
•  Small Cap Portfolio
•  International Equity Portfolio
•  Diversified Fixed Income Portfolio
•  Strategic Fixed Income Portfolio
•  Cash Management Portfolio
•  Focus Growth Portfolio
•  Focus TechNet Portfolio
•  Focus Growth and Income Portfolio
•  Focus Value Portfolio
•  Allocation Growth Portfolio
•  Allocation Moderate Growth Portfolio
•  Allocation Moderate Portfolio
•  Allocation Balanced Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Seasons Series Trust	2

TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series (“Portfolios”) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolios” and the glossary.

Individuals cannot invest in the Portfolios directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with AIG SunAmerica Asset Management Corp., the investment adviser and manager (“SunAmerica” or the “Adviser”). The term “Manager” as used in this prospectus means either SunAmerica or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

Six of the Portfolios, Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Asset Allocation: Diversified Growth Portfolio and Stock Portfolio, which we call the “Seasons Portfolios” are available only through the selection of one of four variable investment “Strategies” described in the Variable Contracts prospectus. You should be aware that if you select a “Strategy” you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Eighteen of the Portfolios, which we call the “Seasons Select Portfolios,” the “Seasons Focused Portfolios,” and the “Seasons Managed Allocation Portfolios,” are available as variable investment options under Variable Contracts offered by the Life Insurance Companies.

Each Seasons Managed Allocation Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing its assets in a combination of the Seasons Select Portfolios and the Seasons Focused Portfolios (collectively, the “Underlying Portfolios”).

Q: What are the Portfolios’ investment goals and principal investment strategies?

Q&A

Managed Components — the four distinct, actively managed investment components in which all of the assets of the Multi-Managed Seasons Portfolios are invested. The percentage each Multi-Managed Seasons Portfolio allocates to a Managed Component differs based upon the Portfolio’s investment goal. See “Managed Components” herein.
Capital Appreciation/Growth is an increase in the market value of securities held.
Income is interest payments from bonds or dividends from stocks.
Yield is the annual dollar income received on an investment expressed as a percentage of the current or average price.

A:	Each Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy. Each Seasons Managed Allocation Portfolio invests its assets in a combination of the Underlying Portfolios rather than investing directly in stocks, bonds, cash and other investments. A fund-of-funds strategy generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.
A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. You will receive at least 60 days’ notice to any change to the 80% investment policies set forth below. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Growth Portfolio	long-term growth of capital	asset allocation through Managed Components

Multi-Managed Moderate Growth Portfolio	long-term growth of capital, with capital preservation as a secondary objective	asset allocation through Managed Components

Multi-Managed Income/Equity Portfolio	conservation of principal while maintaining some potential for long-term growth of capital	asset allocation through Managed Components

3	Seasons Series Trust

Seasons Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Multi-Managed Income Portfolio	capital preservation	asset allocation through Managed Components

Asset Allocation: Diversified Growth Portfolio	capital appreciation	investment primarily through a strategic allocation of approximately 80% (with a range of 65-95%) of its assets in equity securities and approximately 20% (with a range of 5-35%) of its assets in fixed income securities

Stock Portfolio	long-term capital appreciation, with a secondary objective of increasing dividend income	under normal circumstances, invests at least 80% of net assets in common stocks

Each of the Seasons Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity and Multi-Managed Income Portfolios (“Multi-Managed Seasons Portfolios”) allocates all of its assets among three or four distinct Managed Components, each managed by separate Managers and each with its own investment strategy. The four Managers of the Multi-Managed Seasons Portfolios are SunAmerica, Janus Capital Management LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”) and Wellington Management Company, LLP (“Wellington Management”). The four Managed Components are Aggressive Growth/SunAmerica, Growth/Janus, Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management. The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income securities, money market instruments and/or cash or cash equivalents. The assets of each Managed Component that comprises a particular Multi-Managed Seasons Portfolio belong to that Portfolio.

Although each Multi-Managed Seasons Portfolio has a distinct investment goal and allocates its assets in varying percentages among the Managed Components in furtherance of that goal, the Managed Component(s) are managed in the same general manner regardless of the goal of the Multi-Managed Seasons Portfolios. However, the equity/debt weightings of the Balanced/Lord Abbett/SunAmerica component under normal market conditions will vary depending on the goal of the Multi-Managed Seasons Portfolios. The following chart shows the allocation of the assets of each Multi-Managed Seasons Portfolio among the Managed Components.

Managed Components

Portfolio	Aggressive Growth component/ SunAmerica	Growth component/ Janus	Balanced component/ Lord Abbett/ SunAmerica	Fixed Income component/ Wellington Management

Multi-Managed Growth Portfolio	20%	40%	14%/6%	20%

Multi-Managed Moderate Growth Portfolio	18%	28%	12.6%/5.4%	36%

Multi-Managed Income/Equity Portfolio	0%	18%	14%/14%	54%

Multi-Managed Income Portfolio	0%	8%	8.5%/8.5%	75%

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the targets listed in the chart. Accordingly, the assets of each Multi-Managed Seasons Portfolio will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

Seasons Series Trust	4

The following chart shows the investment goal and principal investment strategy of each of the Seasons Select Portfolios.

A “Growth” Philosophy — investing in securities believed to offer the potential for long-term growth of capital — focuses on securities considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
A “Value” Philosophy — investing in securities that are believed to be undervalued in the market — often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.
“Net assets” will take into account any borrowing for investment purposes.

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

Large Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a growth strategy

Large Cap Composite Portfolio	long-term growth of capital and growth of dividend income	under normal circumstances, invests at least 80% of net assets in equity securities of large companies that offer the potential for long-term growth of capital or dividends

Large Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of large companies selected through a value strategy

Mid Cap Growth Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a growth strategy

Mid Cap Value Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of medium-sized companies selected through a value strategy

Small Cap Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of small companies

5	Seasons Series Trust

Seasons Select Portfolios

Portfolio	Investment Goal	Principal Investment Strategy

International Equity Portfolio	long-term growth of capital	under normal circumstances, invests at least 80% of net assets in equity securities of issuers in at least three countries other than the U.S.

Diversified Fixed Income Portfolio	relatively high current income and secondarily capital appreciation	under normal circumstances, invests at least 80% of net assets in fixed income securities, including U.S. and foreign government securities, mortgage-backed securities, investment grade debt securities, and high yield/high risk bonds (“junk bonds”)

Strategic Fixed Income Portfolio	high level of current income and, secondarily, capital appreciation over the long term	under normal circumstances, invests at least 80% of net assets in multiple sectors of the fixed income market, including high yield bonds, foreign government and corporate debt securities from developed and emerging markets, mortgage-backed securities and U.S. government, agency and investment grade securities

Cash Management Portfolio	high current yield while preserving capital	invests in a diversified selection of money market instruments

Each Seasons Select Portfolio except the Cash Management Portfolio, is managed by multiple Managers, and we call these Portfolios the “Multi-Managed Seasons Select Portfolios.” Each Multi-Managed Seasons Select Portfolio offers you access to at least three different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. To balance the risks of an actively managed portfolio, each Multi-Managed Seasons Select Portfolio, except the Strategic Fixed Income Portfolio, includes a passively-managed index component, currently managed by AIG Global Investment Corp. (“AIGGIC”) that seeks to track a target index or a subset of an index.

Seasons Series Trust	6

The following chart shows the investment goal and principal investment strategy of each of the Seasons Focused Portfolios.

A “Focus” Strategy — one in which a Manager actively invests in a small number of holdings which constitute some of its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Manager of the Focused Portfolios will generally invest in up to 10 securities, and each of these Portfolios will generally hold up to a total of 30 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including following the employment of a new Manager to manage a Portfolio or a portion of a Portfolio. In this situation the new Manager may be selling securities and buying new securities at the same time, resulting in the Portfolio holding more than its usual number of holdings. Each Manager may invest in additional financial instruments for the purpose of cash management or to hedge a security position.
Active Trading:  A strategy used whereby a Portfolio may engage in frequent trading of securities to achieve its investment goal.
Market Capitalization represents the total market value of the outstanding securities of a corporation.

Seasons Focused Portfolios

Portfolio	Investment Goal	Strategy

Focus Growth Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization

Focus TechNet Portfolio	long-term growth of capital	active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the Managers believe will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal circumstances, at least 80% of net assets will be invested in such securities

Focus Growth and Income Portfolio	long-term growth of capital and current income	active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the Managers believe have elements of growth and value, issued by large-cap companies including those that may offer the potential for a reasonable level of current income. Each Manager may emphasize either a growth orientation or a value orientation at any particular time

Focus Value Portfolio	long-term growth of capital	active trading of equity securities selected on the basis of value criteria, without regard to market capitalization

The Seasons Focused Portfolios offer you access to several different professional Managers, one of which may be SunAmerica, and each of which advises a separate portion of the Portfolio. Each Manager actively selects a limited number of stocks that represent some of their favorite ideas. This “Focus” approach to investing results in a more concentrated portfolio, which will be less diversified than other Portfolios, and may be subject to greater market risks.

7	Seasons Series Trust

SunAmerica initially allocated the assets of each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio among the Managers for a Portfolio in a manner designed to maximize investment efficiency. SunAmerica allocates new cash from share purchases over redemption requests equally among the Managers (except for the Strategic Fixed Income Portfolio), unless SunAmerica determines that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The assets of the Diversified Fixed Income Portfolio are not divided equally between the three managers, but have a targeted allocation of 50% to one Manager (AIGGIC) with a portion actively managed and another passively managed and 25% each to the two other Managers. With respect to the Strategic Fixed Income Portfolio, SunAmerica intends to allocate the Portfolio’s assets, including new cash, between the three Managers with a targeted allocation of approximately 40% each to the two Managers responsible for subadvising the corporate high-yield debt and mortgage-backed securities portions of the Portfolio and 20% to the Manager subadvising the emerging market debt portion of the Portfolio. SunAmerica intends, on a quarterly basis, to review the asset allocation in each Multi-Managed Seasons Select Portfolio and Seasons Focused Portfolio to determine the extent to which the portion of assets managed by a Manager differs from that portion managed by any other Manager of the Portfolio subject to the allocation described above for the Strategic Fixed Income Portfolio. If SunAmerica determines that the difference is significant, SunAmerica will then re-allocate cash flows among the Managers, differently from the manner described above, in an effort to effect a re-balancing of the Portfolio’s asset allocation. In general, SunAmerica will not rebalance or reallocate the existing assets of a Multi-Managed Seasons Select Portfolio or Seasons Focused Portfolio among Managers. However, SunAmerica reserves the right, subject to the review of the Board of Trustees, to reallocate assets from one Manager to another when it would be in the best interests of a Portfolio and its shareholders to do so. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation may be to shift assets from a better performing Manager to a portion of the Portfolio with a relatively lower total return.

The following chart shows the investment goal and principal investment strategy of each of the Seasons Managed Allocation Portfolios.

Seasons Managed Allocation Portfolios

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques

Allocation Growth Portfolio	long-term capital appreciation	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 80% of its net assets in equity portfolios.

Allocation Moderate Growth Portfolio	long-term capital appreciation	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 30% and no more than 90% of its net assets in equity portfolios and at least 10% and no more than 70% of its net assets in fixed income portfolios.

Allocation Moderate Portfolio	long-term capital appreciation and moderate current income	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests at least 20% and no more than 80% of its net assets in equity portfolios and at least 20% and no more than 80% of its net assets in fixed income portfolios.

Allocation Balanced Portfolio	long-term capital appreciation and current income	Fund-of-Funds	allocation of assets among a combination of Underlying Portfolios. Under normal circumstances, invests no more than 70% of its net assets in equity portfolios.

Seasons Series Trust	8

Additional information about the principal investment techniques of the Seasons Managed Allocation Portfolios.

The Seasons Managed Allocation Portfolios may invest in a combination of the following Underlying Portfolios: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio, Strategic Fixed Income Portfolio, Cash Management Portfolio, Focus Growth Portfolio, Focus Growth and Income Portfolio, Focus Value Portfolio, and Focus TechNet Portfolio. However, the Seasons Managed Allocation Portfolios may not utilize all of the available Underlying Portfolios to meet their investment goals. The Underlying Portfolios have been selected to represent a reasonable range of investment options for each Seasons Managed Allocation Portfolio.

For each Seasons Managed Allocation Portfolio, the Manager determines a target asset class allocation. The target asset class allocation is generally broken down into the following asset classes: large cap growth/value stocks, mid cap growth/value stocks, small cap stocks, international stocks, bonds (investment grade, high-yield, emerging markets), mortgages, and cash equivalents. Based on these target asset class allocations, the Manager determines a range and a target portfolio allocation in which each Seasons Managed Allocation Portfolio will invest in the Underlying Portfolios. The Manager may change the asset allocation ranges and the percentage invested in any of the Underlying Portfolios from time to time. The following chart reflects the percentage in which each Seasons Managed Allocation Portfolio was invested in the Underlying Portfolios as of March 31, 2008.

		Allocation
	Allocation	Moderate	Allocation	Allocation
	Growth	Growth	Moderate	Balanced
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Large Cap Growth Portfolio	16.1%	12.4%	10.2%	7.3%

Focus Growth Portfolio	2.8%	2.3%	1.8%	1.3%

Large Cap Value Portfolio	23.1%	21.2%	18.9%	16.4%

Focus Value Portfolio	5.0%	4.9%	4.3%	3.8%

Mid Cap Growth Portfolio	2.9%	2.4%	1.9%	1.9%

Mid Cap Value Portfolio	5.9%	5.3%	4.8%	3.8%

Small Cap Portfolio	13.7%	10.1%	6.7%	3.8%

International Equity Portfolio	27.2%	21.7%	16.1%	11.6%

Diversified Fixed Income Portfolio	1.1%	13.3%	21.2%	33.8%

Strategic Fixed Income Portfolio	2.2%	6.4%	14.1%	16.3%

Due to market movements, portfolio management decisions or cash flow considerations, the Manager may determine that a Seasons Managed Allocation Portfolio’s investments in the Underlying Portfolios requires adjustments in order to meet its target asset class allocation. Generally, the Manager will manage the investments among the Underlying Portfolios for each Seasons Managed Allocation Portfolio to match its target asset class allocation and to rebalance assets back to the target asset class allocation as it deems necessary.

As an investor in a Seasons Managed Allocation Portfolio, you pay the expenses of such Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios in which the Seasons Managed Allocation Portfolio invests.

For more complete information about the investment strategies and techniques of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios intend to invest, see the charts herein.

9	Seasons Series Trust

Q:	What are the principal risks of investing in the Portfolios?

A:	The performance of the Seasons Managed Allocation Portfolios directly reflects the performance of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios invest. Therefore, the performance of a Seasons Managed Allocation Portfolio depends both on its allocation among the Underlying Portfolios and the Underlying Portfolios’ ability to meet their investment goals. The Manager may not accurately assess the attractiveness or risk potential of particular Underlying Portfolios, asset classes, or investment styles.

The following section describes the principal risks of each Portfolio. The charts herein also describe various additional risks. Each Seasons Managed Allocation Portfolio is also exposed to the risks of its Underlying Portfolios.

Management Risks

Each Seasons Managed Allocation Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of Seasons Managed Allocation Portfolio assets among the Underlying Portfolios may not produce the desired result. Similarly, each Seasons Portfolio, Seasons Select Portfolio and Seasons Focused Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Equity Securities

The Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity, Focus Growth, Focus TechNet, Focus Growth and Income and Focus Value Portfolios invest primarily in equity securities. Each Seasons Managed Allocation Portfolio may invest in certain Underlying Portfolios that invest in equity securities (“Underlying Equity Portfolios”), and the Allocation Growth, Allocation Moderate Growth and Allocation Moderate Portfolios invest primarily in Underlying Equity Portfolios. The Seasons Managed Allocation Portfolios are subject to the risks of changing market conditions generally. In addition, the Multi-Managed Income/Equity Portfolio invests significantly in equity securities.

As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. This type of fluctuation is expected to increase as a Portfolio’s investments in equity securities or the Seasons Managed Allocation Portfolio’s allocation to Underlying Equity Portfolios increases, which also increases the risk that you may lose money during declines in the stock market. You should be aware that the performance of different types of equity securities may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which “growth” stocks in general have fallen, and vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally, relevant benchmarks or other funds with comparable investment objectives and strategies.

Risks of Investing in Growth Stocks

Growth stocks are historically volatile, which will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Stock, Large Cap Growth, Large Cap Composite, Mid Cap Growth, Small Cap, Focus Growth, Focus Growth and Income and Focus TechNet Portfolios (certain of such Portfolios are Underlying Equity Portfolios).

Risks of Investing in Value Stocks

The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, will particularly affect the Focus Growth and Income, Focus Value, Large Cap Value and Mid Cap Value Portfolios. Each of these Portfolios is an Underlying Equity Portfolio.

Risks of Indexing

A component of the following portfolios is managed to track the performance of an index: Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth

Seasons Series Trust	10

Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio and Diversified Fixed Income Portfolio. The Manager of such components, AIGGIC, may endeavor to track the index by purchasing every stock included in the index in the same proportions. In the alternative, the Manager may invest in a sampling of index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the index. If this component of such Portfolio does not adequately track the characteristics of the index, it is likely that the performance of this component will not be similar to the performance of the index and, therefore, may have an impact on the overall performance of the Portfolio. The index component will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its index, raising funds to meet redemptions or rebalancing the portfolio, even if there are adverse developments concerning a particular security, company or industry.

Each of the Seasons Managed Allocation Portfolios may invest in certain Underlying Portfolios in which a component of such Underlying Portfolios is managed to track the performance of an index.

Risks of Investing in Technology Companies

The Focus TechNet Portfolio invests at least 80% of its net assets in securities of companies that the Managers believe will benefit significantly from technological advances or improvements (“technology companies”). Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the returns of a Portfolio may be considerably more volatile than those of a portfolio that does not invest in technology companies. Technology company risk will also affect the Mid Cap Growth Portfolio. Each of the Seasons Managed Allocation Portfolios may invest in an Underlying Portfolio which may invest in technology companies.

Risks of Investing in Bonds

The Multi-Managed Income/Equity, Multi-Managed Income, Diversified Fixed Income and Strategic Fixed Income Portfolios invest primarily in bonds. In addition, the Multi-Managed Growth, Multi-Managed Moderate Growth and Asset Allocation: Diversified Growth Portfolios each invests significantly in bonds. Each of the Seasons Managed Allocation Portfolios may invest in an Underlying Portfolio which invests in bonds (Diversified Fixed Income and Strategic Fixed Income Portfolios) (each, an “Underlying Fixed Income Portfolio”). The Seasons Managed Allocation Portfolios are subject to the risks to which an Underlying Fixed Income Portfolio is exposed.

As with any bond fund, the value of your investment in these Portfolios or the Seasons Managed Allocation Portfolios (by virtue of their Underlying Portfolios) may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for any of these Portfolios may underperform the market generally.

Risks of Investing in Junk Bonds

All Portfolios except the Stock, Mid Cap Growth and Cash Management Portfolios may invest to varying degrees in high yield/high risk securities, also known as “junk bonds,” which are considered speculative. Each of the Seasons Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in junk bonds. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

11	Seasons Series Trust

Risks of Investing in Money Market Securities

While an investment in the Cash Management Portfolio should present the least market risk of any of the Portfolios, you should be aware that an investment in this Portfolio is subject to the risks that the value of its investments in high-quality short-term debt obligations (“money market securities”) may be affected by changes in interest rates, changes in the rating of an issuer of a money market security and the ability of an issuer to make payments of interest and principal. Additional risks may be found in the section titled “More Information about the Portfolios.” Cash Management Portfolio does not seek to maintain a stable net asset value of $1.00. Each of the Seasons Managed Allocation Portfolios may invest in the Cash Management Portfolio.

Risks of Investing Internationally

All Portfolios except the Cash Management Portfolio may invest in foreign securities. Each of the Seasons Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in foreign securities. The International Equity Portfolio invests at least 80% of its net assets in equity securities of issuers in at least three countries other than the U.S. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Emerging Market Countries

The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. Each Portfolio other than the Cash Management Portfolio may invest in issuers in emerging market countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Each Seasons Managed Allocation Portfolio may invest in the Underlying Portfolios that may invest in issuers in emerging market countries.

Risks of Investing in Smaller Companies

All Portfolios except the Diversified Fixed Income, Strategic Fixed Income and Cash Management Portfolios may invest in equity securities of smaller companies. Each of the Seasons Managed Allocation Portfolios may invest in Underlying Portfolios that may invest in stocks of smaller companies. The Small Cap Portfolio invests at least 80% of net assets in equity securities of smaller companies. Stocks of smaller companies and to a lesser extent, mid-cap companies, may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the Multi-Managed Growth, Multi-Managed Moderate Growth, Asset Allocation: Diversified Growth, Mid-Cap Growth and Small Cap Portfolios.

Risks of Investing in “Non-Diversified” Portfolios

All Portfolios except for the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income, Strategic Fixed Income and Cash Management Portfolios are “non-diversified,” which means that each can invest a larger portion of its assets in the stock of a single company (including one of the Underlying Portfolios) than can some other mutual funds. By concentrating in a smaller number of stocks, a Portfolio’s risk is increased because the effect of each stock on the Portfolio’s performance is greater.

Seasons Series Trust	12

Additional Principal Risks

Finally, shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:	How have the Seasons Portfolios performed historically?

A:	The following Risk/Return Bar Charts and Tables provide some indication of the risks of investing in the Portfolios by showing changes in the Portfolios’ performance from calendar year to calendar year, and by comparing each Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

13	Seasons Series Trust

MULTI-MANAGED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 12.43% (quarter ended 6/30/03) and the lowest return for a quarter was −4.81% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −4.49%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[6]
Multi-Managed Growth Portfolio	13.04%	12.49%	11.86%

S&P 500®[1]	5.49%	12.83%	12.15%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	4.59%

Russell 2000® Index[3]	−1.57%	16.25%	16.05%

Russell 1000® Index[4]	5.77%	13.43%	12.79%

Blended Benchmark Index[5]	4.72%	11.44%	11.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 51% Russell 1000® Index, 27% Lehman Brothers U.S. Aggregate Index, 20% Russell 2000® Index and 2% Treasury Bills.
[6]	Inception date for Class 3 shares is November 11, 2002.

14
Seasons Series Trust

MULTI-MANAGED MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 10.24% (quarter ended 6/30/03) and the lowest return for a quarter was −3.69% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −4.12%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[6]
Multi-Managed Moderate Growth Portfolio	10.34%	10.19%	9.80%

S&P 500®[1]	5.49%	12.83%	12.15%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	4.59%

Russell 2000® Index[3]	−1.57%	16.25%	16.05%

Russell 1000® Index[4]	5.77%	13.43%	12.79%

Blended Benchmark Index[5]	5.08%	10.04%	9.86%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[4]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[5]	The Blended Benchmark Index consists of 37.9% Russell 1000® Index, 42.3% Lehman Brothers U.S. Aggregate Index, 18.0% Russell 2000® Index and 1.8% Treasury Bills.
[6]	Inception date for Class 3 shares is November 11, 2002.

15
Seasons Series Trust

MULTI-MANAGED INCOME/EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 6.94% (quarter ended 6/30/03) and the lowest return for a quarter was −2.01% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −1.66%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[5]
Multi-Managed Income/Equity Portfolio	9.90%	7.71%	7.57%

S&P 500®[1]	5.49%	12.83%	12.15%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	4.59%

Russell 1000® Index[3]	5.77%	13.43%	12.79%

Blended Benchmark Index[4]	6.63%	7.42%	7.34%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 33.4% Russell 1000® Index, 63.8% Lehman Brothers U.S. Aggregate Index, and 2.8% Treasury Bills.
[5]	Inception date for Class 3 shares is November 11, 2002.

16
Seasons Series Trust

MULTI-MANAGED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.24% (quarter ended 6/30/03) and the lowest return for a quarter was −2.73% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −1.54%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[5]
Multi-Managed Income Portfolio	7.46%	5.75%	5.83%

S&P 500®[1]	5.49%	12.83%	12.15%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.42%	4.59%

Russell 1000® Index[3]	5.77%	13.43%	12.79%

Blended Benchmark Index[4]	6.80%	5.98%	6.02%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
[4]	The Blended Benchmark Index consists of 17.35% Russell 1000® Index, 80.95% Lehman Brothers U.S. Aggregate Index, and 1.7% Treasury Bills.
[5]	Inception date for Class 3 shares is November 11, 2002.

17
Seasons Series Trust

ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 13.03% (quarter ended 6/30/03) and the lowest return for a quarter was −4.20% (quarter ended 3/31/03). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −8.18%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[8]
Asset Allocation: Diversified Growth Portfolio	5.02%	11.51%	11.00%

Russell 3000® Index[1]	5.14%	13.63%	13.02%

S&P 500®[2]	5.49%	12.83%	12.15%

MSCI EAFE Index[3]	11.17%	21.59%	20.93%

Lehman Brothers U.S. Aggregate Index[4]	6.97%	4.42%	4.59%

JP Morgan Developed Market High Yield Index[5]	2.69%	10.77%	11.36%

MSCI Emerging Markets Free IndexSM 6	39.78%	37.46%	35.83%[9]

Blended Benchmark Index[7]	7.87%	15.10%	13.98%[9]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[4]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[5]	The JP Morgan Developed High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.
[6]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free IndexSM measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free IndexSM excludes closed markets and those shares in otherwise free markets with are not purchasable by foreigners.
[7]	The Blended Benchmark Index consists of 60% Russell 3000® Index, 15% MSCI EAFE Index, 15% Lehman Brothers U.S. Aggregate Index, 5% JP Morgan Developed Market High Yield Index, and 5% MSCI Emerging Markets Free IndexSM. The New Blended Benchmark Index data given is based on information available as of July 31, 2001.
[8]	Inception date for Class 3 shares is November 11, 2002.
[9]	Index inception return is from the month end following the inception date.

18
Seasons Series Trust

STOCK PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 16.13% (quarter ended 6/30/03) and the lowest return for a quarter was −4.58% (quarter ended 3/31/05). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −10.42%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Stock Portfolio	10.07%	13.54%	12.76%

S&P 500®[1]	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[2]	Inception date for Class 3 shares is November 11, 2002.

19
Seasons Series Trust

LARGE CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 13.76% (quarter ended 6/30/03) and the lowest return for a quarter was −5.54% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −4.67%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Growth Portfolio[1]	15.18%	13.25%	12.12%

S&P 500®/Citigroup Growth Index[2]	9.13%	10.94%	9.29%[4]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Growth Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 3 shares is November 11, 2002.
[4]	Index inception return is from the month end following the inception date.

20
Seasons Series Trust

LARGE CAP COMPOSITE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 14.14% (quarter ended 6/30/03) and the lowest return for a quarter was −3.28% (quarter ended 12/31/07). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −11.26%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Composite Portfolio[1]	6.77%	11.75%	11.00%

S&P 500®[2]	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 3 shares is November 11, 2002.

21
Seasons Series Trust

LARGE CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.99% (quarter ended 6/30/03) and the lowest return for a quarter was −5.47% (quarter ended 3/31/03). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −13.16%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Large Cap Value Portfolio[1]	3.78%	13.54%	13.19%

S&P 500®/Citigroup Value Index[2]	1.99%	14.73%	13.27%[4]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001.
[2]	The S&P 500®/Citigroup Value Index is constructed by measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The style index series is unmanaged and market capitalization weighted.
[3]	Inception date for Class 3 shares is November 11, 2002.
[4]	Index inception return is from the month end following the inception date.

22
Seasons Series Trust

MID CAP GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 19.87% (quarter ended 6/30/03) and the lowest return for a quarter was −4.49% (quarter ended 9/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −6.97%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Mid Cap Growth Portfolio	15.58%	18.47%	17.65%

Russell Midcap® Growth Index[1]	11.43%	17.90%	17.49%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.
[2]	Inception date for Class 3 shares is November 11, 2002.

23
Seasons Series Trust

MID CAP VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 15.39% (quarter ended 6/30/03) and the lowest return for a quarter was −5.95% (quarter ended 3/31/03). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −8.46%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Mid Cap Value Portfolio	0.24%	15.33%	15.62%

Russell Midcap® Value Index[1]	−1.42%	17.92%	18.23%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
[2]	Inception date for Class 3 shares is November 11, 2002.

24
Seasons Series Trust

SMALL CAP PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.03% (quarter ended 6/30/03) and the lowest return for a quarter was −6.91% (quarter ended 12/31/07). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −12.33%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Small Cap Portfolio[1]	−4.08%	11.35%	11.13%

Russell 2000® Index[2]	−1.57%	16.25%	16.05%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Prior to December 10, 2001, the passively managed component of the Portfolio was managed by Deutsche Asset Management, Inc. AIG Global Investment Corp. assumed management duties for this component effective December 10, 2001. Effective February 14, 2005, Salomon Brothers Asset Management Inc replaced Lord Abbett & Co. LLC as manager of a component of the Portfolio. Effective December 1, 2006, ClearBridge Advisors, LLC replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio.
[2]	Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.
[3]	Inception date for Class 3 shares is November 11, 2002.

25
Seasons Series Trust

INTERNATIONAL EQUITY PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.58% (quarter ended 6/30/03) and the lowest return for a quarter was −8.90% (quarter ended 3/31/03). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −11.93%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
International Equity Portfolio	10.22%	19.24%	18.44%

MSCI EAFE Index[1]	11.17%	21.59%	20.93%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.
[2]	Inception date for Class 3 shares is November 11, 2002.

26
Seasons Series Trust

DIVERSIFIED FIXED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 3.58% (quarter ended 9/30/06) and the lowest return for a quarter was −3.11% (quarter ended 6/30/04). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.56%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Diversified Fixed Income Portfolio	5.89%	3.37%	3.53%

Lehman Brothers U.S. Aggregate Index[1]	6.97%	4.42%	4.59%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Lehman Brothers U.S. Aggregate Index provides a broad view of the performance of the U.S. fixed income market.
[2]	Inception date for Class 3 shares is November 11, 2002.

27
Seasons Series Trust

STRATEGIC FIXED INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.20% (quarter ended 9/30/06) and the lowest return for a quarter was −0.79% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −0.90%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[6]
Strategic Fixed Income Portfolio	3.20%	4.55%

Lehman Brothers U.S. Aggregate Index[1]	6.97%	4.41%

J.P. Morgan Emerging Market Bond Index Plus[2]	6.45%	9.58%[7]

Merrill Lynch High Yield Master II Index[3]	2.19%	5.31%[7]

Citigroup Mortgage-backed Securities Index[4]	6.98%	5.20%[7]

Blended Benchmark Index[5]	5.23%	6.62%[7]

Effective December 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio.

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[2]	The J.P. Morgan Emerging Market Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.
[3]	The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly traded in the U.S. domestic market.
[4]	The Citigroup Mortgage-backed Securities Index is an index of 30- and 15-year mortgages related securities issued by U.S. government agencies.
[5]	The Blended Benchmark Index consists of 33.33% J.P. Mortgage Emerging Market Bond Plus Index, 33.33% Merrill Lynch High Yield Master II Index and 33.34% Citigroup Mortgage-backed Securities Index.
[6]	Inception date for Class 3 shares is February 14, 2005.
[7]	Index inception return is from the month end following the inception date.

28
Seasons Series Trust

CASH MANAGEMENT PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 1.26% (quarter ended 9/30/06) and the lowest return for a quarter was 0.00% (quarter ended 9/30/03). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was 0.54%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[2]
Cash Management Portfolio[1]	4.06%	2.25%	2.19%

US Treasury Bills, 0-3 Months Index	4.40%	2.90%	2.88%[3]

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective February 14, 2005, Columbia Management Advisors, LLC, (formerly Bank of America Capital Management, LLC) replaced AIG SunAmerica Asset Management Corp as manager of the Portfolio.
[2]	Inception date for Class 3 shares is November 11, 2002.
[3]	Index inception return is from the month end following the inception date.

29
Seasons Series Trust

FOCUS GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 17.92% (quarter ended 6/30/03) and the lowest return for a quarter was −8.78% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −13.01%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Growth Portfolio[1]	23.21%	14.68%	13.63%

Russell 3000® Growth Index[2]	11.40%	12.42%	11.43%

S&P 500®[3]	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective February 14, 2005, Credit Suisse Asset Management, LLC and Janus Capital Management LLC replaced Fred Alger Management, Inc. and Salomon Brothers Asset Management, Inc. as managers of components of the Portfolio. Effective August 23, 2006, Credit Suisse Asset Management, LLC no longer serves as a subadviser to a component of the Portfolio. SunAmerica assumed management of that component of the Portfolio.
[2]	The Russell 3000® Growth Index measures the performance of those Russell 3000® companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or Russell 2000® Growth indexes.
[3]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[4]	Inception date for Class 3 shares is November 11, 2002.

30
Seasons Series Trust

FOCUS TECHNET PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 34.15% (quarter ended 6/30/03) and the lowest return for a quarter was −11.80% (quarter ended 3/31/05). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −15.12%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Focus TechNet Portfolio[1]	22.74%	22.87%	21.00%

NASDAQ 100® Index[2]	19.24%	16.63%	15.60%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective March 4, 2003, Van Wagoner Capital Management, Inc. (“Van Wagoner”) was terminated as a subadviser for a component of the Focus TechNet Portfolio. SunAmerica, as investment adviser and manger, monitored that component of the Portfolio until September 15, 2003, when BAMCO, Inc. was engaged as subadviser to manage such component of the Portfolio.
[2]	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.
[3]	Inception date for Class 3 shares is November 11, 2002.

31
Seasons Series Trust

FOCUS GROWTH AND INCOME PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 18.88% (quarter ended 6/30/03) and the lowest return for a quarter was −5.39% (quarter ended 12/31/07). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −14.26%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[3]
Focus Growth and Income Portfolio[1]	7.03%	13.71%	12.67%

S&P 500®[2]	5.49%	12.83%	12.15%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective August 1, 2005, Harris Associates L.P., was replaced as manager for a component of the Portfolio. SunAmerica, as Adviser, has assumed management of that component of the Portfolio.
[2]	The Standard & Poor’s 500® Composite Stock Price Index (S&P 500®) is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.
[3]	Inception date for Class 3 shares is November 11, 2002.

32
Seasons Series Trust

FOCUS VALUE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 20.64% (quarter ended 6/30/03) and the lowest return for a quarter was −5.39% (quarter ended 12/31/07). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −15.03%.

Average Annual Total Returns	Past	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Five Years	Inception[4]
Focus Value Portfolio[1]	6.86%	18.40%	18.12%

Russell 3000® Value Index[2]	−1.01%	14.69%	14.49%

Russell 1000® Value Index[3]	−0.17%	14.63%	14.42%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective June 16, 2003, J.P. Morgan Investment Management Inc. replaced Thornburg Investment Management, Inc. as manager of a component of the Portfolio. Effective January 23, 2006, Northern Trust Investments, N.A. (NTI) replaced American Century Investment Management, Inc. as manager of a component of the Portfolio.
[2]	The Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.
[3]	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
[4]	Inception date for Class 2 shares is November 11, 2002.

33
Seasons Series Trust

ALLOCATION GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 7.68% (quarter ended 12/31/06) and the lowest return for a quarter was −2.55% (quarter ended 12/31/07). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −10.79%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Growth Portfolio	6.81%	10.55%

S&P 500 Index[1]	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.41%

Blended Benchmark Index[3]	5.60%	8.90%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

34
Seasons Series Trust

ALLOCATION MODERATE GROWTH PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 6.75% (quarter ended 12/31/06) and the lowest return for a quarter was −2.15% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −9.26%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Moderate Growth Portfolio	6.51%	9.42%

S&P 500 Index[1]	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.41%

Blended Benchmark Index[3]	5.88%	8.23%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 80% S&P 500 Index and 20% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

35
Seasons Series Trust

ALLOCATION MODERATE PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 5.76% (quarter ended 12/31/06) and the lowest return for a quarter was −1.75% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −7.56%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Moderate Portfolio	6.17%	8.34%

S&P 500 Index[1]	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.41%

Blended Benchmark Index[3]	6.14%	7.54%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 65% S&P 500 Index and 35% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

36
Seasons Series Trust

ALLOCATION BALANCED PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.59% (quarter ended 12/31/06) and the lowest return for a quarter was −1.33% (quarter ended 6/30/06). As of the most recent calendar quarter ended 6/30/08 the year-to-date return was −5.98%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2007)	One Year	Inception[4]
Allocation Balanced Portfolio	5.82%	7.14%

S&P 500 Index[1]	5.49%	9.10%

Lehman Brothers U.S. Aggregate Index[2]	6.97%	4.41%

Blended Benchmark Index[3]	6.38%	6.84%

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	The S&P 500 Index tracks the performance of 500 stocks representing a sampling of the largest domestic stocks traded publicly in the United States.
[2]	The Lehman Brothers U.S. Aggregate Index provides a broad view of performance of the U.S. fixed income market.
[3]	The Blended Benchmark Index consists of 50% S&P 500 Index and 50% Lehman Brothers U.S. Aggregate Index.
[4]	Inception date for Class 3 shares is February 14, 2005.

37
Seasons Series Trust

EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in each Portfolio. Each Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

If you are invested in a Seasons Managed Allocation Portfolio, you pay the expenses of that Portfolio and indirectly pay a proportionate share of the expenses of an Underlying Portfolio. The amount of indirect expenses borne by a Seasons Managed Allocation Portfolio is based upon the percentage of its assets that are allocated to the Underlying Portfolios. Because the annual operating expenses of each Underlying Portfolio, and a Seasons Managed Allocation Portfolio’s allocation to that Underlying Portfolio, will vary from year to year, the indirect expenses borne by the Seasons Managed Allocation Portfolio will vary from year to year.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Multi-Managed Growth	Multi-Managed Moderate	Multi-Managed
	Portfolio(2)	Growth Portfolio(2)	Income/Equity Portfolio(2)
	Class 3	Class 3	Class 3

Management Fees	0.89%	0.84%	0.81%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.16%	0.16%
Total Annual Portfolio Operating Expenses	1.38%	1.25%	1.22%

		Asset Allocation:
	Multi-Managed Income	Diversified Growth	Stock
	Portfolio(2)	Portfolio(2)(3)(7)	Portfolio(2)
	Class 3	Class 3	Class 3

Management Fees	0.77%	0.83%	0.84%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.21%	0.20%	0.12%
Acquired Fund Fees and Expenses	N/A	0.00%	N/A
Total Annual Portfolio Operating Expenses	1.23%	1.28%	1.21%

	Large Cap Growth	Large Cap Composite	Large Cap Value
	Portfolio(2)(7)	Portfolio(1)(2)(7)	Portfolio(2)(7)
	Class 3	Class 3	Class 3

Management Fees	0.80%	0.80%	0.78%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.10%	0.49%	0.11%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.15%	1.54%	1.14%

	Mid Cap Growth	Mid Cap Value	Small Cap
	Portfolio(2)(7)	Portfolio(2)(7)	Portfolio(2)(7)
	Class 3	Class 3	Class 3

Management Fees	0.85%	0.85%	0.85%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.17%	0.14%	0.24%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Portfolio Operating Expenses	1.27%	1.24%	1.34%

38
Seasons Series Trust

	International Equity	Diversified Fixed Income	Strategic Fixed Income
	Portfolio(2)(7)	Portfolio(7)	Portfolio
	Class 3	Class 3	Class 3

Management Fees	0.93%	0.69%	0.80%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.25%	0.13%	0.21%
Acquired Fund Fees and Expenses	0.00%	0.00%	N/A
Total Annual Portfolio Operating Expenses	1.43%	1.07%	1.26%

	Cash Management	Focus Growth	Focus TechNet
	Portfolio	Portfolio(2)	Portfolio(1)(2)(4)(8)
	Class 3	Class 3	Class 3

Management Fees	0.45%	1.00%	1.20%
Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.11%	0.14%	0.30%
Total Annual Portfolio Operating Expenses	0.81%	1.39%	1.75%

	Focus Growth and Income	Focus Value	Allocation Growth
	Portfolio(2)	Portfolio(2)	Portfolio(6)
	Class 3	Class 3	Class 3

Management Fees	1.00%	1.00%	0.10%
Service (12b-1) Fees	0.25%	0.25%	None (5)
Other Expenses	0.18%	0.13%	0.06%
Acquired Fund Fees and Expenses	N/A	N/A	1.28%
Total Annual Portfolio Operating Expenses	1.43%	1.38%	1.44%

	Allocation Moderate	Allocation Moderate	Allocation Balanced
	Growth Portfolio(6)	Portfolio(6)	Portfolio(6)
	Class 3	Class 3	Class 3

Management Fees	0.10%	0.10%	0.10%
Service (12b-1) Fees	None (5)	None (5)	None (5)
Other Expenses	0.04%	0.06%	0.09%
Acquired Fund Fees and Expenses	1.25%	1.20%	1.18%
Total Annual Portfolio Operating Expenses	1.39%	1.36%	1.37%

(1)	The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following Portfolio classes do not exceed the amounts set forth below:

Class 3

Large Cap Composite Portfolio	1.35%
Focus TechNet Portfolio	1.75%

These waivers and reimbursements will continue indefinitely, but can be terminated at any time. The voluntary waivers and/or reimbursements described above are subject to recoupment by the Adviser from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the voluntary expense limitations listed above.

(2)	Through expense offset arrangements resulting from broker commission recapture, a portion of the Portfolio’s other expenses have been reduced. For the year ended March 31, 2008, broker commission recapture amounts received by certain Portfolios were used to offset the Portfolio’s other expenses. “Other Expenses” do not take into account these expense reductions and are therefore higher than the other expenses of the Portfolio. Had the expense reductions been taken into account, “Total Annual Portfolio Operating Expenses” for Class 3 would have been as follows:

39
Seasons Series Trust

Class 3

Multi-Managed Growth Portfolio	1.37%
Multi-Managed Moderate Growth Portfolio	1.24%
Multi-Managed Income/Equity Portfolio*	1.22%
Multi-Managed Income Portfolio*	1.23%
Asset Allocation: Diversified Growth Portfolio*	1.28%
Stock Portfolio*	1.21%
Large Cap Growth Portfolio	1.15%
Large Cap Composite Portfolio	1.53%
Large Cap Value Portfolio*	1.14%
Mid Cap Growth Portfolio*	1.27%
Mid Cap Value Portfolio*	1.24%
Small Cap Portfolio	1.32%
International Equity Portfolio*	1.43%
Focus Growth Portfolio	1.38%
Focus TechNet Portfolio	1.74%
Focus Growth and Income Portfolio	1.38%
Focus Value Portfolio	1.36%

*	The amount by which brokerage commission recapture amounts reduced Portfolio expenses was less than 0.01%.

(3)	The Adviser is voluntarily waiving on an annual basis 0.10% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. This additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(4)	The Adviser is voluntarily waiving on an annual basis 0.15% of the Management Fees. Because the waiver is voluntary, it is not reflected as a reduction of the “Total Annual Portfolio Operating Expenses” listed above. In addition, this additional waived amount will not be taken into account when determining the ability of the Adviser to recoup any previously waived or reimbursed expenses.

(5)	Each Underlying Portfolio has a 12b-1 service fee of up to 0.25%.

(6)	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of average net assets provided in the Financial Highlights table which reflects the operating expenses of the Portfolios and do not include Acquired Portfolio Fees and Expenses.

(7)	“Other Expenses” include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by these portfolios as a result of investments in shares of one or more “acquired funds”, as defined in the registration form applicable to the portfolios, which generally include investments in other mutual funds, hedge funds, private equity funds, and other pooled investment vehicles), which fees and expenses were less than 0.01%.

(8)	For the fiscal year ended March 31, 2008, based on average daily net assets, the following Portfolio paid amounts to the Adviser to effectuate the recoupment described in footnote (1) and are included in “Total Annual Portfolio Operating Expenses”:

Class 3

Focus TechNet Portfolio	0.06%

As of March 31, 2008, the Portfolio listed above had a balance subject to recoupment by the Adviser.

Example

This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio*
Class 3 Shares	$140	$437	$755	$1,657
Multi-Managed Moderate Growth Portfolio*
Class 3 Shares	$127	$397	$686	$1,511
Multi-Managed Income Equity Portfolio*
Class 3 Shares	$124	$387	$670	$1,477

40
Seasons Series Trust

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Income Portfolio*
Class 3 Shares	$125	$390	$676	$1,489
Asset Allocation: Diversified Growth Portfolio*
Class 3 Shares	$130	$406	$702	$1,545
Stock Portfolio*
Class 3 Shares	$123	$384	$665	$1,466
Large Cap Growth Portfolio*
Class 3 Shares	$117	$365	$633	$1,398
Large Cap Composite Portfolio*
Class 3 Shares	$157	$486	$839	$1,834
Large Cap Value Portfolio*
Class 3 Shares	$116	$362	$628	$1,386
Mid Cap Growth Portfolio*
Class 3 Shares	$129	$403	$697	$1,534
Mid Cap Value Portfolio*
Class 3 Shares	$126	$393	$681	$1,500
Small Cap Portfolio*
Class 3 Shares	$136	$425	$734	$1,613
International Equity Portfolio*
Class 3 Shares	$146	$452	$782	$1,713
Diversified Fixed Income Portfolio
Class 3 Shares	$109	$340	$590	$1,306
Strategic Fixed Income
Class 3 Shares	$128	$400	$692	$1,523
Cash Management Portfolio
Class 3 Shares	$83	$259	$450	$1,002
Focus Growth Portfolio*
Class 3 Shares	$142	$440	$761	$1,669
Focus TechNet Portfolio*
Class 3 Shares	$175	$542	$933	$2,030
Focus Growth and Income Portfolio*
Class 3 Shares	$146	$452	$782	$1,713
Focus Value Portfolio*
Class 3 Shares	$140	$437	$755	$1,657
Allocation Growth Portfolio(1)
Class 3 Shares	$147	$456	$787	$1,724
Allocation Moderate Growth Portfolio(1)
Class 3 Shares	$142	$440	$761	$1,669
Allocation Moderate Portfolio(1)
Class 3 Shares	$138	$431	$745	$1,635
Allocation Balanced Portfolio(1)
Class 3 Shares	$139	$434	$750	$1,646

*	The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture arrangements. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.

(1)	The Example includes the estimated indirect expenses of the Underlying Portfolios that the Seasons Managed Allocation Portfolios invest in.

41
Seasons Series Trust

The following are your costs after these voluntary fee waivers and/or expense reimbursements and expense reductions:

	1 Year	3 Years	5 Years	10 Years

Multi-Managed Growth Portfolio
Class 3 Shares	$139	$434	$750	$1,646
Multi-Managed Moderate Growth Portfolio
Class 3 Shares	$126	$393	$681	$1,500
Multi-Managed Income Equity Portfolio(1)
Class 3 Shares	$124	$387	$670	$1,477
Multi-Managed Income Portfolio(1)
Class 3 Shares	$125	$390	$676	$1,489
Asset Allocation: Diversified Growth Portfolio(1)
Class 3 Shares	$120	$375	$649	$1,432
Stock Portfolio(1)
Class 3 Shares	$123	$384	$665	$1,466
Large Cap Growth Portfolio
Class 3 Shares(1)	$117	$365	$633	$1,398
Large Cap Composite Portfolio
Class 3 Shares	$136	$425	$734	$1,613
Large Cap Value Portfolio(1)
Class 3 Shares	$116	$362	$628	$1,386
Mid Cap Growth Portfolio(1)
Class 3 Shares	$129	$403	$697	$1,534
Mid Cap Value Portfolio(1)
Class 3 Shares	$126	$393	$681	$1,500
Small Cap Portfolio
Class 3 Shares	$134	$418	$723	$1,590
International Equity Portfolio(1)
Class 3 Shares	$146	$452	$782	$1,713
Focus Growth Portfolio
Class 3 Shares	$140	$437	$755	$1,657
Focus TechNet Portfolio
Class 3 Shares	$170	$526	$907	$1,976
Focus Growth and Income Portfolio
Class 3 Shares	$140	$437	$755	$1,657
Focus Value Portfolio
Class 3 Shares	$138	$431	$745	$1,635

(1)	The amount of the expense reductions resulting from brokerage commission recapture amounts was less than 0.01%.

42
Seasons Series Trust

MORE INFORMATION ABOUT THE PORTFOLIOS

Investment Strategies

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following charts summarize information about each Portfolio’s and Managed Component’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in a Portfolio or Managed Component through the various Variable Contracts.

The Variable Contracts offer four variable investment “Strategies.” You should be aware that if you select a Strategy you will not invest directly in one of the Portfolios. Instead, each Strategy invests in three of the six Seasons Portfolios and the allocation of assets among the Portfolios will vary depending on the objective of the Strategy.

Additional Information about the Seasons Portfolios

Four of the Seasons Portfolios are Multi-Managed Seasons Portfolios, which means that they pursue their investment goals by allocating their assets among three or four Managed Components, as previously indicated in the chart on page 4. If you invest in one of the Multi-Managed Seasons Portfolios, it is important for you to understand how the information in the charts provided below applies specifically to your investment. To summarize the allocation strategy, because the Multi-Managed Growth and Multi-Managed Moderate Growth Portfolios seek long-term growth of capital, each therefore allocates a relatively larger percentage of its assets to the Aggressive Growth/SunAmerica and Growth/Janus components than do the other two Multi-Managed Seasons Portfolios. In contrast, the Multi-Managed Income/Equity and Multi-Managed Income Portfolios focus on preservation of principal or capital and therefore allocate a relatively larger percentage of their assets to the Balanced/Lord Abbett/SunAmerica and Fixed Income/Wellington Management components. The Multi-Managed Income/Equity and the Multi-Managed Income Portfolios do not allocate any percentage of their assets to the Aggressive Growth/SunAmerica component.

You should carefully review the investment goals and policies of each Multi-Managed Seasons Portfolios to understand how each Managed Component applies to an investment in any of the Multi-Managed Season Portfolios. For example, if you select a Strategy that invests in the Multi-Managed Income Portfolio, you should be aware that this Portfolio distributes its assets among the Growth/Janus component, the Balanced/Lord Abbett/SunAmerica component and the Fixed Income/Wellington Management component in a ratio of 8%/8.5%/8.5%/75%, respectively. Also, if you select a Strategy that invests in the Multi-Managed Income Portfolio you should be aware that this Portfolio invests three quarters of its assets in the Fixed Income/Wellington Management component. So, when reviewing the charts provided below, please keep in mind how the investment strategies and risks of each of the Managed Components applies to your investment.

43
Seasons Series Trust

Managed Components

	Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What are the Portfolio’s/Managed Component’s principal investments?	• Equity securities, including those of lesser known or high growth companies or industries, such as technology, telecommunications, media, healthcare, energy and consumer cyclicals: -small-cap stocks	• Equity securities selected for their growth potential: -large-cap stocks -mid-cap stocks -small-cap stocks	• Equity securities:
-large-cap stocks
• Investment grade fixed income securities
• 70%/30% neutral equity/debt weighting for Multi-Managed Growth and Moderate Growth Portfolios (actual weighting may differ)
• 50%/50% neutral equity/debt weighting for Multi-Managed Income/Equity and Income Portfolios (actual weighting may differ)	• U.S. and foreign fixed income securities of varying maturities and risk/return characteristics (at least 80% investment grade securities and at least 80% U.S. dollar denominated securities)
• U.S. government securities
• Pass-through securities
• Asset-backed and mortgage-backed securities
• When-issued and delayed-delivery securities

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Mid-cap stocks • Large-cap stocks • Short-term investments (up to 25%) • Options	• Junk bonds (up to 35%) • Short-term investments (up to 25%)	• Mid-cap stocks • Small-cap stocks (up to 20%) • Short-term investments (up to 25%) • Foreign securities (up to 25%) • ADRs/EDRs/GDRs • Emerging markets • PFICs • Junk bonds (up to 15%)	• Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 20% denominated in foreign currencies; up to 100% denominated in U.S. dollars)

44
Seasons Series Trust

Managed Components

Aggressive Growth Component/ SunAmerica	Growth Component/ Janus	Balanced Component/ Lord Abbett/ SunAmerica	Fixed Income Component/ Wellington Management

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Passive Foreign Investment Companies (PFICs)
• Options and futures
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Foreign securities
• ADRs/EDRs/GDRs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Special situations	• U.S. government securities
• Asset-backed and mortgage-backed securities
• Options and futures
• Special situations
• Currency transactions
• Currency baskets
• Exchange Traded Funds (ETFs)
• Hybrid instruments (up to 10%)	• Currency transactions
• Currency baskets
• PFICs
• Options and futures
• Special situations
• Forward foreign currency exchange contracts
• U.S. Treasury inflation protection securities
• Roll transactions
• Total return swaps (up to 10%)
• Short sales
• Forward commitments

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Short sales

45
Seasons Series Trust

Seasons Portfolios

	Asset Allocation: Diversified Growth Portfolio	Stock Portfolio

What are the Portfolio’s/Managed Component’s principal investments?	• Strategic allocation of approximately 80% (with a range of 65-95%) of net assets to equity securities:
-large-cap stocks
-mid-cap stocks
-small-cap stocks
• Strategic allocation of approximately 20% (with a range of 5-35%) of assets to fixed income securities
	• Foreign securities (up to 60%)	• Common stocks (at least 80% of net assets)

What other types of investments may the Portfolio/Managed Component significantly invest in?	• Junk bonds (up to 20%) • Short-term investments (up to 20%)	• Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs

What other types of investments may the Portfolio/Managed Component use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• Options and futures
• Special situations
• Hybrid instruments (up to 10%)
• ETFs
• REITs
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Currency transactions
• Currency baskets
• Emerging markets
• PFICs
• REITs
• Options and futures
• Special situations
• Convertible securities and warrants
• ETFs
• Hybrid instruments (up to 10%)

What risks normally affect the Portfolio/Managed Component?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
	• Small and medium sized companies	• Active trading • Asset-backed securities • Derivatives • Emerging markets • Foreign exposure • Growth stocks • Hedging • Market volatility • Securities selection • Small and medium sized companies

46
Seasons Series Trust

Seasons Select Portfolios

	Large Cap Growth Portfolio	Large Cap Composite Portfolio	Large Cap Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of large companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of large companies (at least 80% of net assets) that offer the potential for long-term growth of capital or dividends	• Equity securities of large companies (at least 80% of net assets) selected through a value strategy

What other types of investments may the Portfolio significantly invest in?	• Mid-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities • Emerging markets • ADRs/EDRs/GDRs • PFICs	• Mid-cap stocks • Junk bonds (up to 15%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs	• Mid-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Options and futures
• Options on foreign currency
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Small-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• PFICs
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• Convertible securities and warrants
• ETFs	• Small-cap stocks
• Junk bonds (up to 10%)
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• Special situations

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

47
Seasons Series Trust

Seasons Select Portfolios

	Mid Cap Growth Portfolio	Mid Cap Value Portfolio	Small Cap Portfolio

What are the Portfolio’s principal investments?	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a growth strategy	• Equity securities of medium-sized companies (at least 80% of net assets) selected through a value strategy	• Equity securities of small companies (at least 80% of net assets)

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Small-cap stocks • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs	• Large-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • Special situations • PFICs	• Active trading • Junk bonds (up to 20%) • Short-term investments (up to 20%) • Foreign securities (up to 30%) • ADRs/EDRs/GDRs • PFICs • Options and futures

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Convertible securities and warrants
• ETFs
• Special situations	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificates
• Emerging markets
• Options and futures
• Options on foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• ETFs	• Large-cap stocks
• Mid-cap stocks
• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage- backed securities
• REITs
• Emerging markets
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Indexing
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies
• Value investing	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Indexing
• Interest rate fluctuations
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection
• Small and medium sized companies

48
Seasons Series Trust

Seasons Select Portfolios

International Equity Portfolio	Diversified Fixed Income Portfolio	Strategic Fixed Income Portfolio	Cash Management Portfolio

What are the Portfolio’s principal investments?	• Equity securities (at least 80% of net assets) of issuers in at least three countries other than the U.S.	• Fixed income securities (at least 80% of net assets) including U.S. and foreign government securities (“Net assets” will take into account any borrowings for investment purposes)
• Mortgage-backed securities
• Investment grade fixed income securities
• Foreign securities (up to 30%)
• Junk bonds (up to 20%)	• High yield (junk bonds) (up to 75%)
• Foreign securities:
  – emerging market governmental securities
  – emerging market corporate debt instruments
  – eurobonds
  – brady bonds
• Mortgage-backed securities
		• Investment grade fixed income securities	• A diversified selection of money market instruments

What other types of investments may the Portfolio significantly invest in?	• Large-cap stocks • Mid-cap stocks • Small-cap stocks • Junk bonds (up to 20%) • Short-term investments (up to 20%) • ADRs/EDRs/GDRs • PFICs • Foreign securities • Emerging markets	• Asset-backed and mortgage-backed securities • ADRs/EDRs/GDRs • PFICs • Short-term investments (up to 20%) • ETFs	• Asset-backed securities
• Currency transactions
• Short-term investments
• Commercial mortgage-backed securities (CMBs)
• Home equity loan asset-backed securities (HELs)
• Manufactured housing asset-backed securities (MHs)
• Mortgage pass-through securities, including ARMs
• Collateralized mortgage obligations (CMOs)
• Convertible securities
• Preferred stocks
• Zero coupon bonds
• Extendable Commercial Notes (ECNs)
• PIK bonds
• Deferred payment securities
		• Roll transactions	• Investment grade fixed income securities • U.S. government securities • Short term investments – repurchase agreements – commercial paper – bank obligations

49
Seasons Series Trust

Seasons Select Portfolios

International Equity Portfolio	Diversified Fixed Income Portfolio	Strategic Fixed Income Portfolio	Cash Management Portfolio

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Investment grade fixed income securities
• U.S. government securities
• Asset-backed and mortgage-backed securities
• REITs
• Currency transactions
• Currency baskets
• Custodial receipts and trust certificate
• Options and futures
• Options of foreign currencies
• Options on securities and securities indices
• Hybrid instruments (up to 10%):
– SPDRs
– iShares
• Interest rate caps, floors and collars
• Special situations
• ETFs
• Unseasoned companies	• Currency transactions
• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage swaps, caps, floors and collars
• Special situations	• Currency baskets
• Emerging markets
• Options and futures
• Hybrid instruments (up to 10%)
• Interest rate swaps, mortgage rate swaps, caps, floors and collars
• Special situations
• Short sales
• Loan participation and assignments
• Forward foreign currency exchange contracts
• Forward commitments
• Borrowing for temporary or emergency purposes (up to 33 1/3%)
• Inverse floaters
• Variable and floating rate obligations
• Asset-backed and mortgage-backed securities • Corporate debt instruments

What risks normally affect the Portfolio?	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Prepayment
• Securities selection	• Active trading
• Asset-backed securities
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Indexing
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection	• Active trading
• Asset-backed securities
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Prepayment
• Securities selection
• Short sales	• Asset-backed securities
• Credit quality
• Foreign exposure
• Interest rate fluctuations
• Liquidity risk for mortgage-and asset-backed securities
• Market volatility
• Repurchase agreements
• Securities selection
• U.S. government obligations

50
Seasons Series Trust

Seasons Focused Portfolios

Focus Growth Portfolio	Focus TechNet Portfolio	Focus Growth and Income Portfolio	Focus Value Portfolio

What are the Portfolio’s principal investments?	• Equity securities of companies of any market capitalization – common stocks – preferred stocks – convertible securities – warrants – rights	• Equity securities (at least 80% of net assets will be invested in technology companies)
  – large-cap stocks
  – mid-cap stocks
  – small-cap stocks
  – convertible securities
  – warrants
  – rights
	• Preferred stocks	• Equity securities of large cap companies: – common stocks – preferred stocks – convertible securities – warrants – rights	• Equity securities: – large-cap stocks – mid-cap stocks – small-cap stocks

What other types of investments may the Portfolio significantly invest in?	• Junk bonds (up to 20%) • Foreign securities	• Foreign securities • Junk bonds (up to 20%)	• Mid-cap stocks • Small-cap stocks • Foreign securities • Junk bonds (up to 20%)	• Foreign securities
• Junk bonds (up to 20%)
• Forward foreign currency exchange contracts
• ETFs
• REITs
• ADRs/EDRs/GDRs
• PFICs
• Investment companies
• Convertible securities
• Warrants
• Rights
• Preferred securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	• Short-term investments (up to 20%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• ETFs
• Fixed-income securities
• Hybrid instruments (up to 10%)
• REITs
• Forward foreign currency exchange contracts	• Short-term investments (up to 20%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Fixed-income securities • Hybrid instruments (up to 10%)	• Short-term investments (up to 25%)
• Defensive instruments
• Options and futures
• Special situations
• Currency transactions
• Fixed-income securities
• Hybrid instruments (up to 10%)
• Forward foreign currency exchange contracts
• ETFs
		• REITs	• Short-term investments (up to 25%) • Defensive instruments • Options and futures • Special situations • Currency transactions • Hybrid instruments (up to 10%) • Fixed income securities

51
Seasons Series Trust

Seasons Focused Portfolios

Focus Growth Portfolio	Focus TechNet Portfolio	Focus Growth and Income Portfolio	Focus Value Portfolio

What risks normally affect the Portfolio?	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets	• Active trading
• Credit quality
• Derivatives
• Emerging markets
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified
status
• Securities selection
• Small and medium sized companies
• Technology sector	• Active trading
• Credit quality
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Interest rate fluctuations
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Emerging markets
• Value investing	• Active trading
• Derivatives
• Foreign exposure
• Growth stocks
• Hedging
• Junk bonds
• Market volatility
• Non-diversified status
• Securities selection
• Small and medium sized companies
• Value investing

52
Seasons Series Trust

Seasons Managed Allocation Portfolios

	Allocation Growth Portfolio	Allocation Moderate Growth Portfolio	Allocation Moderate Portfolio	Allocation Balanced Portfolio

What are the Portfolio’s principal investments?	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities	The Portfolio is structured as a “fund-of-funds” which means that it pursues its investment goal by investing in a combination of the Underlying Portfolios.
The Underlying Portfolios principally invest in:
• Equity securities
• Fixed income securities
• Foreign securities

What other types of investments may the Portfolio invest in?	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios	The Portfolio may only invest in a combination of the Underlying Portfolios

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios	See investment strategies of the Underlying Portfolios

What risks normally affect the Portfolio (directly or by investing in the Underlying Portfolios)?	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives	• Securities selection • Non-diversified status • Market volatility • Small and medium sized companies • Interest rate fluctuations • Credit quality • Derivatives

53
Seasons Series Trust

GLOSSARY

Investment Terminology

Borrowing for temporary or emergency purposes involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio’s net asset value and the cost may reduce the Portfolio’s return.

Brady bonds are foreign securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. For further information regarding Brady bonds, please see the supplemental glossary in the Statement of Additional Information, which is incorporated by reference into this prospectus.

A currency basket consists of specified amounts of currencies of certain foreign countries.

Currency transactions include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to generate income. For example, a Portfolio may enter into foreign forward currency exchange contracts to gain exposure to a country or region.

Custodial receipts and trust certificates represent interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities or other types of securities in which certain Portfolios may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Portfolio is not considered to be the owner of the underlying securities held in the custodial or trust account, the Portfolio may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain Portfolios may also invest in separately issued interests in custodial receipts and trust certificates.

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

Equity securities, such as common stocks, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as convertible preferred stock, convertible bonds, warrants and rights, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

•	Convertible securities are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

•	Market capitalization ranges. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company at the time of purchase. Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell 1000® Index during the most recent 12-months had a market-cap of $113 million. Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap® Index to the largest company in the Russell Midcap® Index during the most recent

54
Seasons Series Trust

12-month period. During the 12-month period ending May 31, 2008, the smallest company in the Russell Midcap® Index had a market-cap of $113 million and the largest company in the Russell Midcap® Index had a market-cap of $55.8 billion. The Mid Cap Growth Portfolio will consider mid-cap companies as those companies that fall within the capitalization range of either the Russell Midcap® Index or the S&P MidCap 400® Index. Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. During the 12-month period ending May 31, 2008, the largest company in the Russell 2000® index had a market-cap of $8.39 billion.

Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within any Portfolio’s investments may change over time; however, a Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolios may, on occasion, purchase companies with a market capitalization above or below the range.

•	Warrants are rights to buy common stock of a company at a specified price during the life of the warrant.

•	Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

Exchange Traded Funds (ETFs) are a type of investment company bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The risk of owning an ETF reflects the risk of owning securities in the underlying index it is designed to track. Lack of liquidity in an ETF results in it being more volatile. In addition, as an investment company ETFs are subject to fees and expenses.

Extendable Commercial Notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. For further information regarding ECNs, please see the supplemental glossary in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

Fixed income securities are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

•	An investment grade fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Manager).

55
Seasons Series Trust

•	A junk bond is a high yield, high risk bond that does not meet the credit quality standards of an investment grade security.

•	Pass-through securities involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include mortgage-backed securities, collateralized mortgage obligations, commercial mortgage-backed securities, and asset-backed securities.

•	Preferred stocks receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

•	Zero-Coupon Bonds, Deferred Interest Bonds and PIK Bonds. Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. Payable-in-kind (“PIK”) bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. A Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed (i.e., Standard and Poor’s Depositary Receipts (SPDRs) and iSharesSM) and structured securities and other ETFs, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Interest rate swaps, mortgage swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of interest payments is based, is tied to a reference pool or pools of mortgages.

56
Seasons Series Trust

Inverse Floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitation on investments in such securities.

Loan participations and assignments are investments in which a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Options and futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, currencies or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security, or other asset or currency, at a specified price within a specified time period. Certain Portfolios may purchase listed options on various indices. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. A Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

Roll transactions involve the sale of mortgage or other asset-backed securities with the commitment to purchase substantially similar (same type, coupon, maturity) but not identical securities on a specified future date.

Short sales involve the selling of a security which the Portfolio does not own in anticipation of a decline in the market value of the security. In such transactions, the Portfolio borrows the security for delivery to the buyer and must eventually replace the borrowed security for return to the lender. The Portfolio bears the risk that the price at the time of replacement may be greater than the price at which the security was sold. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

A special situation arises when, in the opinion of the Manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

Unseasoned companies are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with established operating records.

57
Seasons Series Trust

U.S. Treasury inflation protection securities are issued by the United States Department of Treasury with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers. The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

Variable and floating rate obligations normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation’s next interest rate adjustment. If not redeemed by the Portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

When-issued and delayed delivery transactions call for the purchase or sale of securities at an agreed upon price on a specified future date. At the time of delivery of the security, the value may be more or less than the purchase price.

About the Indices

•	The Citigroup Mortgage-backed Securities Index is an index of 30- and 15-year mortgages related securities issued by U.S. government agencies.

•	The JP Morgan Developed Market High Yield Index is designed to mirror the investable universe of the US dollar developed high yield corporate debt market, including domestic and international issues. International issues are comprised of only developed market issues.

•	The J.P. Morgan Emerging Market Bond Index (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.

•	Lehman Brothers U.S. Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the performance of the U.S. fixed income market.

•	The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly traded in the U.S. domestic market.

•	The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free floating-adjusted market capitalization index that is designed to measure developed market equity performance. The index is comprised of securities from 21 developed markets, excluding U.S. and Canada.

•	The Morgan Stanley Capital International (MSCI) Emerging Markets Free Indexsm measures the performance of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific basin. The MSCI Emerging Markets Free Indexsm excludes closed markets and those share in otherwise free markets with are not purchasable by foreigners.

•	The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market based on market capitalization.

•	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

•	Russell 1000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

58
Seasons Series Trust

•	Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2,000 smallest companies in the Russell 3000® Index and is widely recognized as representative of small-cap growth stocks.

•	The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S.-equity market.

•	Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000® Growth or the Russell 2000® Growth indexes.

•	Russell 3000® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

•	Russell Midcap® Growth Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

•	Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

•	S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is also an unmanaged market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The “500” is one of the most widely used benchmarks of U.S. equity performance.

Certain Portfolios (including the Underlying Portfolios) invest in either the growth or value “subset” of an index. These subsets are created by splitting an index according to “book-to-price” ratio (that is, the difference between an issuer’s “book value” and its market capitalization). The value subset of an index contains securities of issuers with lower book-to-price ratios, while a growth subset contains those of issuers with higher book-to-price ratios. The S&P 500®/Citigroup Growth and Value Indexes are constructed measuring growth and value characteristics of the constituents of the S&P 500® Index across seven factors including: earnings-per-share growth rate, sales-per-share growth rate, internal growth rate, book-to-price ratio, cash flow-to-price ratio, sales-to-price ratio and dividend yield. The value index is comprised of stocks identified as pure value, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. The growth index is comprised of stocks identified as pure growth, plus a portion of the market capitalization of stocks that are neither classified as pure growth nor pure value. Each company in the index is assigned to either the value or growth index so that the two style indices “add up” to the full index. Like the full S&P indexes, the value and growth indexes are unmanaged and market capitalization-weighted, meaning that each stock is weighted in proportion to its market value. Investors cannot invest directly in the indexes.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide each Portfolio’s portfolio turnover rate for each fiscal year in the past five years or since inception.

Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of a Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide

59
Seasons Series Trust

any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing a Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth stocks:  Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market may reward growth stocks with price increases when expectations are met or exceeded.

Hedging:  Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

Indexing:  The passively managed index portion of each Multi-Managed Seasons Select Portfolio will not sell securities in its portfolio and buy different securities over the course of a year other than in conjunction

60
Seasons Series Trust

with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, you may suffer losses that you would not experience with an actively managed mutual fund.

Interest rate fluctuations:  The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Junk Bonds:  A significant investment in junk bonds is considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default.

Liquidity risk for mortgage- and asset-backed securities:  In the second half of 2007 and continuing into 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates, and therefore may be more difficult to value and more difficult to dispose of than previously. As noted above, a Portfolio may invest in mortgage- and asset-backed securities and therefore may be exposed to these increased risks.

Market volatility:  The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio’s portfolio.

Non-diversified status:  Portfolios registered as “non-diversified” investment companies can invest a larger portion of their assets in the stock of a single company than can diversified investment companies, and thus they can concentrate in a smaller number of securities. A non-diversified investment company’s risk may increase because the effect of each security on the Portfolio’s performance is greater.

Prepayment:  Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

Repurchase agreements:  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Securities selection:  A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

Short sales:  Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Small and medium sized companies:  Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

Technology sector:  The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, worldwide scientific and technological developments and changes in governmental regulation and policies. There are numerous risks and uncertainties involved in investing in the technology sector. Historically, the price of securities in this sector have tended to be volatile. A Portfolio that invests primarily in technology-related issuers, bears an additional risk that economic events may affect a substantial portion of the

61
Seasons Series Trust

Portfolio’s investments. In addition, at times, equity securities of technology-related issuers may underperform relative to other sectors. The technology sector includes companies from various industries, including computer hardware, software, semiconductors, telecommunications, electronics, aerospace and defense, health care equipment, and biotechnology, among others.

U.S. government obligations:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Value investing:  When investing in securities which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a stock judged to be undervalued may actually be appropriately priced.

62
Seasons Series Trust

MANAGEMENT

Investment Adviser and Manager

AIG SunAmerica Asset Management Corp. SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the Subadvisers for the Portfolios, manages the investments for certain Portfolios or portions of Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SunAmerica, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $50.3 billion as of March 31, 2008. SunAmerica is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). SunAmerica is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SunAmerica serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., AIG Retirement Company I (formerly, VALIC Company I) and AIG Retirement Company II (formerly, VALIC Company II).

In addition to serving as the investment adviser and manager to the Trust and each Portfolio and supervising activities of the other Subadvisers, SunAmerica manages the Aggressive Growth/SunAmerica and the fixed income portion of the Balanced/Lord Abbett/SunAmerica components of the Multi-Managed Seasons Portfolios, and portions of the Large Cap Composite, Small Cap, Diversified Fixed Income, Focus Growth, Focus TechNet and Focus Growth and Income Portfolios.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory contract of each Portfolio is available in the annual or semi-annual shareholder reports.

63
Seasons Series Trust

For the fiscal year ended March 31, 2008 each Portfolio paid SunAmerica a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Multi-Managed Growth Portfolio	0.89%
Multi-Managed Moderate Growth Portfolio	0.84%
Multi-Managed Income/Equity Portfolio	0.81%
Multi-Managed Income Portfolio	0.77%
Asset Allocation: Diversified Growth Portfolio	0.83%
Stock Portfolio	0.84%
Large Cap Growth Portfolio	0.80%
Large Cap Composite Portfolio	0.80%
Large Cap Value Portfolio	0.78%
Mid Cap Growth Portfolio	0.85%
Mid Cap Value Portfolio	0.85%
Small Cap Portfolio	0.85%
International Equity Portfolio	0.93%
Diversified Fixed Income Portfolio	0.69%
Strategic Fixed Income Portfolio	0.80%
Cash Management Portfolio	0.45%
Focus Growth Portfolio	1.00%
Focus TechNet Portfolio	1.20%
Focus Growth and Income Portfolio	1.00%
Focus Value Portfolio	1.00%
Allocation Growth Portfolio	0.10%
Allocation Moderate Growth Portfolio	0.10%
Allocation Moderate Portfolio	0.10%
Allocation Balanced Portfolio	0.10%

SunAmerica compensates the Subadvisers out of the fees that it receives from the Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers that have no affiliation with SunAmerica (“unaffiliated Subadvisers”) approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Subadviser changes. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for each Portfolio. Each of the Subadvisers, except for AIGGIC, is unaffiliated with SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers fees. These fees do not increase Portfolio expenses.

64
Seasons Series Trust

Portfolio Management

The management of each Portfolio and Managed Component is summarized in the following tables.

Seasons Portfolios

Portfolio	Portfolio management allocated among the following managers

Multi-Managed Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Moderate Growth Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Aggressive Growth/SunAmerica component and Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income/Equity Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Multi-Managed Income Portfolio
• Janus
(through Growth/Janus component)
• Lord Abbett
(through Balanced/Lord Abbett/SunAmerica component)
• SunAmerica
(through Balanced/Lord Abbett/SunAmerica component)
• Wellington Management
(through Fixed Income/Wellington Management component)

Asset Allocation: Diversified Growth Portfolio	• Putnam

Stock Portfolio	• T. Rowe Price

65
Seasons Series Trust

Seasons Select Portfolios

Portfolio	Portfolio management allocated among the following managers

Large Cap Growth Portfolio	• AIGGIC • GSAM • Janus

Large Cap Composite Portfolio	• AIGGIC • SunAmerica • T. Rowe Price

Large Cap Value Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Growth Portfolio	• AIGGIC • T. Rowe Price • Wellington Management

Mid Cap Value Portfolio	• AIGGIC • GSAM • Lord Abbett

Small Cap Portfolio	• AIGGIC • ClearBridge • SunAmerica

International Equity Portfolio	• AIGGIC • GSAM International • Lord Abbett

Diversified Fixed Income Portfolio	• AIGGIC • SunAmerica • Wellington Management

Strategic Fixed Income Portfolio	• AIGGIC • Franklin • Western Asset

Cash Management Portfolio	• CMA

66
Seasons Series Trust

Seasons Focused Portfolios

Portfolio	Portfolio management allocated among the following managers

Focus Growth Portfolio	• SunAmerica • Janus • Marsico

Focus TechNet Portfolio	• RCM • SunAmerica • BAMCO

Focus Growth and Income Portfolio	• SunAmerica • Marsico • Thornburg

Focus Value Portfolio	• NTI • Third Avenue • JPMorgan

Seasons Managed Allocation Portfolios

Portfolio	Portfolio management allocated among the following managers

Allocation Growth Portfolio	• Ibbotson

Allocation Moderate Growth Portfolio	• Ibbotson

Allocation Moderate Portfolio	• Ibbotson

Allocation Balanced Portfolio	• Ibbotson

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio(s) that they serve as portfolio manager, and the structure and method used by the Adviser/Subadviser to determine their compensation.

SunAmerica is responsible for making the day-to-day investment decisions for the Aggressive Growth component and a portion of the Balanced component of the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio and Multi-Managed Income Portfolio, and for a component of each of the Large Cap Composite Portfolio, Small Cap Portfolio, Diversified Fixed Income Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio and Focus Growth and Income Portfolio.

The Aggressive Growth component of the Multi-Managed Portfolios and Small Cap Portfolio are managed by Jay Rushin. Mr. Rushin joined SunAmerica in December 2005 and is currently a Senior Vice President and Portfolio Manager. Mr. Rushin has over twelve years experience in the investment industry, focusing the past ten years on the small-cap and mid-cap growth segments of the market. Prior to joining SunAmerica, he was a lead portfolio manager at AIM Management Group, where he was responsible for a small-cap and mid-cap growth team, and its respective portfolios from 1998 to 2005.

The Focus Growth Portfolio is managed by Paul Ma. Mr. Ma is a Portfolio Manager and Vice President at SunAmerica and is the head of quantitative research. Mr. Ma has over ten years of experience in the investment industry. Prior to joining SunAmerica in 2005, Mr. Ma was a Senior Quantitative Analyst at Putnam Investments. He was also the cofounder of LifeHarbor Investments. Mr. Ma is also a CFA charter holder.

The fixed income portion of the Balanced component of the Multi-Managed Portfolios is managed by a team including Bryan Petermann, John Yovanovic, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem, CFA. Each member of the team has portfolio management responsibilities with both SunAmerica and

67
Seasons Series Trust

AIGGIC. AIGGIC is an indirect wholly-owned subsidiary of AIG and is part of AIG Investments, formerly, AIG Global Investment Group. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of American General Investment Management, L.P. (“AGIM”) in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts.

The Large Cap Composite Portfolio and Focus Growth and Income Portfolio are managed by Steven A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SunAmerica as a portfolio manager in April 2004. From 2002 until he joined SunAmerica, Mr. Neimeth was a portfolio manager of the Neuberger Berman Large-Cap Value Fund. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Stearns Asset Management.

The Diversified Fixed Income Portfolio is managed in part by Michael Cheah, CFA. Mr. Cheah joined AIG SunAmerica Asset Management (SunAmerica) in July 1999 as Vice President and Portfolio Manager. Prior to joining SunAmerica, Mr. Cheah spent 17 years at the Monetary Authority of Singapore (MAS) in the Global Fixed income department where he served as the director of the U.S. Bond Division, Markets and Investment Department.

The Focus TechNet Portfolio is managed by Andrew Sheridan. Mr. Sheridan, Vice President, Portfolio Manager and Senior Research Analyst, joined SunAmerica in 2003. He is a member of the research team covering the technology industry. Prior to joining SunAmerica, Mr. Sheridan worked in the research department at U.S. Trust and the market research division of Greenwich Associates.

Information about the Subadvisers

The investment manager(s) and/or management team(s) that have joint and primary responsibility for the day-to-day management of the Portfolios are set forth below. Unless otherwise noted, a management team’s members share responsibility in making investment decisions on behalf of a Portfolio and no team member is limited in his/her role with respect to the management team.

SunAmerica compensates the various Subadvisers out of advisory fees that it receives form the respective Portfolios. SunAmerica may terminate any agreement with a Subadviser without shareholder approval.

Large Cap Composite Portfolio
Large Cap Growth Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Portfolio
International Equity Portfolio
Diversified Fixed Income Portfolio
Strategic Fixed Income Portfolio

68
Seasons Series Trust

AIG Global Investment Corp. (AIGGIC), a New Jersey corporation, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of March 31, 2008, AIG Investments managed approximately $753.4 billion, of which approximately $625.9 billion relates to AIG affiliates and $127.5 billion relates to client assets. These figures do not include assets sub-advised to third-party managers. AIGGIC is located at 70 Pine Street, New York, New York 10270.

The Large Cap Composite Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio and International Equity Portfolio are managed by James O. Kurtz, John P. Toohey and Timothy Campion. A passively managed portion of the Diversified Fixed Income Portfolio is managed by Mr. Kurtz, Mr. Toohey and Mr. Campion, and an actively managed portion of the portfolio is managed by Mr. Petermann, Mr. Yovanovic, Mr. Lindvall, Mr. Davis, Mr. Vanden Assem, and Mr. Rajeev Mittal. Mr. Kurtz, Vice President and Portfolio Manager, joined AIG Investments with the acquisition of AGIM in 2001. As a Senior Portfolio Manager, Mr. Kurtz is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Mr. Toohey, Managing Director, is responsible for overseeing the asset allocation and investments supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President of AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG Investments in 2000. Mr. Toohey also sits on the AIG Derivative Committee, which oversees firm wide derivatives transactions and structure financial products. Mr. Campion, Vice President and Portfolio Manager, joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Mr. Vanden Assem is Managing Director and Head of Investment Grade Total Return Portfolio Management for AIG Investments. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolios, long/short portfolios and affiliated accounts. Mr. Mittal joined AIG Investments in 1992 and is Managing Director and Head of Emerging Markets Fixed Income. He is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies.

The Strategic Fixed Income Portfolio is managed by a team including Mr. Petermann, Mr. Yovanovic and Mr. Lindvall. Each member of the team has portfolio management responsibilities with AIG Investments. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as media/communications group head. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005 and was named Head of High Yield Bond Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities

69
Seasons Series Trust

group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors.

Focus TechNet Portfolio

BAMCO, Inc. (BAMCO) is a New York corporation, established in January 1987, registered with the SEC since March 1987, located at 767 5th Avenue, 49th Floor, New York, New York 10153, is the investment adviser to all of the Baron mutual funds and two Irish pooled investment vehicles, and it serves as investment subadviser to non-Baron related SEC registered investment companies and other pooled investment vehicles. As of March 31, 2008, BAMCO had approximately $17.5 billion in assets under management.

The BAMCO portion of the Focus TechNet Portfolio is managed by Michael Lippert, JD, CFA. Mr. Lippert is the portfolio manager for the Baron iOpportunity Fund. Mr. Lippert served as a senior research analyst on a team of analysts that provided research for the portfolio and the Baron Fifth Avenue Growth Fund. He has covered Internet communications, and media and entertainment, and business services companies since December 2001. Prior to joining BAMCO, he was a research analyst and general counsel for JLF Asset Management from April 2001, and from 2000 to 2001, he was a partner in the firm Baker & Botts.

Small Cap Portfolio

ClearBridge Advisors, LLC (ClearBridge), located at 620 Eighth Avenue, New York, New York 10018, is a wholly owned subsidiary of Legg Mason, Inc. (Legg Mason). Legg Mason, whose principal address is 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of March 31, 2008, ClearBridge had approximately $86.3 billion in assets under management.

The Small Cap Portfolio is managed by Peter J. Hable. Mr. Hable is a Managing Director at ClearBridge and has been with the firm (or its predecessors) since 1983.

Cash Management Portfolio

Columbia Management Advisors, LLC (CMA) is located at 100 Federal Street, Boston, MA 02110, and serves as investment advisor to over 100 mutual fund portfolios. As of March 31, 2008, CMA had assets under management of approximately $371.7 billion. CMA is a registered investment adviser and an indirect, wholly-owned subsidiary of Bank of America. Its management experience covers all major asset classes, including equity securities, fixed-income securities and money market instruments. In addition to serving as investment advisor to mutual funds, CMA acts as an investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries.

The Cash Management Portfolio is managed by the CMA fixed income team.

Strategic Fixed Income Portfolio

Franklin Advisers, Inc. (Franklin Advisers) was incorporated in California and registered with the SEC as an investment adviser in 1985. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as Franklin Templeton Investments), a publicly traded, global investment management organization. As of March 31, 2008, Franklin Advisers had approximately $591 billion in assets under management. Franklin Advisers is located at One Franklin Parkway, San Mateo, California 94403.

The Strategic Fixed Income Portfolio is managed by Roger Bayston, CFA. Mr. Bayston, Senior Vice President, joined Franklin Templeton in 1991.

Large Cap Growth Portfolio
Mid Cap Value Portfolio

Goldman Sachs Asset Management, L.P. (GSAM) is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment adviser in 1990. GSAM is one of the leading global investment managers, serving a wide range of clients including pension funds, foundations, insurance companies and individual investors. Total GSAM assets under management as of March 31, 2008 were $780.5 billion.

The Large Cap Growth Portfolio is managed by Steven M. Barry, Gregory H. Ekizian and David G. Shell. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a portfolio manager in 1999. Mr. Ekizian, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as Portfolio Manager and Co-Chair of the Growth Investment Committee in 1997.

70
Seasons Series Trust

Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, joined GSAM as a manager in 1997.

The Mid Cap Value Portfolio is co-managed by Eileen Rominger, Andrew Braun and Sean Gallagher. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Andrew Braun, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team and he became a portfolio manager in May 2001. Sean Gallagher, Managing Director and Co-Chief Investment Officer, Value Equity, joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001.

International Equity Portfolio

Goldman Sachs Asset Management International (GSAM International) is a business unit of Goldman Sachs, and is located at Christchurch Court 10-15 Newgate Street, London EC1A 7HD. GSAM International has been a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991. As of March 31, 2008, GSAM International, along with other units of Goldman Sachs, had approximately $828 billion in assets under management.

The International Equity Portfolio is managed by an experienced investment team led by Eileen Rominger and Mark Beveridge who serve as Co-Chief Investment Officers of Global Equity. Other members of the investment team are William Howard, Maria Gordon and Edward Perkins. Eileen Rominger, Managing Director, Co-Chief Investment Officer, Value Equity and Co-Chief Investment Officer, Global Equity, joined GSAM, an affiliate of GSAM International, as a portfolio manager and Chief Investment Officer of the Value team in August 1999. Ms. Rominger became Co-Chief Investment Officer of Global Equity in 2008. Mark Beveridge, CFA, Managing Director and Co-Chief Investment Officer, Global Equity, joined GSAM International in December 2004 as Chief Investment Officer of the Global Equity business which encompasses the Global/International, UK/European, Emerging Markets, Asia ex-Japan and Japan strategies. Prior to joining GSAM International, he spent 19 years at Franklin Templeton, where he was Executive Vice President and Senior Portfolio Manager responsible for ex-US portfolios. William Howard, CFA, Managing Director, Head of Asia ex-Japan Equity, joined GSAM International in 2005 as a portfolio manager. Prior to joining GSAM International, Mr. Howard was a portfolio manager with Franklin Templeton from 1993 to 2004 and was responsible for ex-US portfolios. Maria Gordon, CFA, Managing Director, Head of Global Emerging Markets, joined GSAM International as a research analyst for the emerging markets equities team in September 1998. Ms. Gordon was named a portfolio manager in November 2001 and became the Co-Head of Global Emerging Markets Equities Strategy in March 2003. Edward Perkins, CFA, Vice President Head of European Equity, joined GSAM International as a research analyst in 2002 and became a portfolio manager in July 2004. Mr. Perkins became the Head of the European Equity Team in 2008.

Allocation Growth Portfolio
Allocation Moderate Growth Portfolio
Allocation Moderate Portfolio
Allocation Balanced Portfolio

Ibbotson Associates Advisors, LLC. (Ibbotson) is a wholly owned subsidiary of Ibbotson Associates, Inc. Ibbotson has principal offices at 225 N. Michigan Avenue, Suite 700, Chicago, Illinois 60601. Ibbotson provides subadvisory services to financial service firms. As of March 31, 2008, Ibbotson had approximately $42.2 billion in assets under management.

The Seasons Managed Allocation Portfolios are managed by Peng Chen, Ph.D., CFA, Carrie Scherkenbach, and Scott Wentsel, CFA, CFP. Peng Chen has served as president of Ibbotson since September 2006. Mr. Chen has served as Chief Investment Officer since 2004. He also was Director of Research from 2000 to 2004 and joined the firm in 1997. Ms. Scherkenbach has been with Ibbotson since 1999. Scott Wentsel joined Ibbotson as a senior portfolio manager in 2005. Previously, Mr. Wentsel held positions at Van Kampen and Scudder Investments.

71
Seasons Series Trust

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Growth Portfolio
Focus Growth Portfolio

Janus Capital Management LLC (Janus) is a Delaware limited liability company with principal offices at 151 Detroit Street, Denver, Colorado 80206. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or subadviser, to separately managed accounts, mutual funds, as well as commingled pools or private funds, and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group, Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of March 31, 2008 JCGI had approximately $187.6 billion in assets under management.

The Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio are managed by Ron Sachs, CFA. Mr. Sachs has managed the Growth/Janus component of the Multi-Managed Portfolios, Large Cap Growth Portfolio and Focus Growth Portfolio since January 2008. Mr. Sachs joined Janus in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds the Chartered Financial Analyst Designation.

Focus Value Portfolio

J.P. Morgan Investment Management Inc. (JPMorgan) is a Delaware corporation and is an indirect wholly owned subsidiary of JPMorgan Chase & Co. JPMorgan is located at 245 Park Avenue, New York, New York 10167. JPMorgan provides investment advisory services to a substantial number of institutional and other investors, including other registered investment advisers. As of March 31, 2008, JPMorgan, together with its affiliated companies, had approximately $1.187 trillion in assets under management.

The Focus Value Portfolio is managed by Jonathan K.L. Simon. Mr. Simon, managing director, heads the U.S. Equity Value Group. An employee since 1980, Mr. Simon manages the JPMorgan Mid Cap Value Fund, the JPMorgan Value Advantage Fund, and the JPMF US Value Fund. In addition, he is a portfolio manager of the JPMorgan Diversified Mid Cap Value Fund, the JPMorgan Growth and Income Fund and the JPMorgan Equity Income Fund. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming’s U.S. asset management operations from 1990 until 2000.

Multi-Managed Growth Portfolio
Multi Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Mid Cap Value Portfolio
International Equity Portfolio

Lord, Abbett & Co. LLC. (Lord Abbett) is located at 90 Hudson Street, Jersey City, New Jersey 07302, and has been an investment manager since 1929. Lord Abbett provides similar services to 51 mutual fund portfolios having various investment objectives and also advises other investment clients. As of March 31, 2008, Lord Abbett had approximately $99.8 billion in assets under management.

The team that manages the equity sleeve of the Balanced component of each Multi-Managed Portfolio is headed by Daniel H. Frascarelli. Mr. Frascarelli, Partner and Portfolio Manager, joined Lord Abbett in 1990. Assisting Mr. Frascarelli is Randy Reynolds, Portfolio Manager, who joined Lord Abbett in 1999. Messrs. Frascarelli and Reynolds are jointly and primarily responsible for the day-to-day management of each sleeve.

The team that manages the Mid Cap Value Portfolio is headed by Howard E. Hansen. Mr. Hansen, Partner and Portfolio Manager, joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a Senior Vice President/Portfolio Manager at

72
Seasons Series Trust

Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Portfolio.

The team that manages the International Equity Portfolio is headed by Harold E. Sharon and Vincent J. McBride, each a Partner and Portfolio Manager who joined Lord Abbett in 2003. Messrs. Sharon and McBride are jointly and primarily responsible for the day-to-day management of the Portfolio.

Focus Growth Portfolio
Focus Growth and Income Portfolio

Marsico Capital Management, LLC. (Marsico) is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico has been a registered investment adviser since September 1997. Marsico provides investment management services to other mutual funds and private accounts and as of March 31, 2008 had approximately $93.1 billion in assets under management.

Thomas F. Marsico manages a sleeve of the Focus Growth and the Focus Growth and Income Portfolios. Mr. Marsico is the founder and Chief Executive Officer of Marsico and has over 20 years experience as a securities analyst and a portfolio manager.

Focus Value Portfolio

Northern Trust Investments, N.A. (NTI), 50 South LaSalle Street, Chicago, Illinois 60603, is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company (TNTC), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of March 31, 2008, Northern Trust and its affiliates had assets under custody of $4.1 trillion, and assets under investment management of $778.6 billion.

The Focus Value Portfolio is managed by Stephen G. Atkins. Mr. Atkins joined Northern Trust in 1998 and during the past five years has managed various equity portfolios, including mutual funds. Mr. Atkins currently serves as Vice President and Senior Portfolio Manager.

Asset Allocation: Diversified Growth Portfolio

Putnam Investment Management, L.L.C. (Putnam) is a Delaware limited liability company with principal offices at One Post Office Square, Boston, Massachusetts 02109. Putnam is a wholly-owned indirect subsidiary of Putnam Investments, LLC (“Putnam Investments”) which, together with its corporate affiliates and predecessors, has engaged in the investment management business since 1937. As of March 31, 2008, Putnam Investments had approximately $168 billion in assets under management. Putnam Investments is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company.

The Asset Allocation: Diversified Growth Portfolio is managed by Jeffrey L. Knight. Robert J. Kea and Robert J. Schoen. Mr. Knight is Managing Director and Chief Investment Officer of the Global Asset Allocation Team. He joined Putnam in 1993 and is a CFA charterholder with 19 years investment experience. Mr. Kea is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1989 and is a CFA charterholder with 18 years of investment experience. Mr. Schoen is Managing Director and Portfolio Manager on the Global Asset Allocation Team. He joined Putnam in 1997 and has 18 years of investment experience.

73
Seasons Series Trust

Focus TechNet Portfolio

RCM Capital Management LLC (RCM) is located at Four Embarcadero Center, San Francisco, California 94111, and is an indirect wholly-owned subsidiary of Allianz SE, an international financial services organization. As of March 31, 2008, RCM had approximately $19 billion in assets under management in San Francisco.

The Focus TechNet Portfolio is managed by Walter C. Price, Jr., CFA. Mr. Price is a Managing Director of RCM, with which he has been associated since 1974. He has research and money management responsibilities for much of RCM’s technology area.

Stock Portfolio
Large Cap Composite Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio

T. Rowe Price Associates, Inc. (T. Rowe Price) is a Maryland corporation with principal offices at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. T. Rowe Price serves as investment adviser to the T. Rowe Price family of no-load mutual funds and to individual and institutional clients. As of March 31, 2008, T. Rowe Price had approximately $378.6 billion in assets under management.

The Stock Portfolio and the Large Cap Composite Portfolio are managed by P. Robert Bartolo. Mr. Bartolo serves as Investment Advisory Committee Chairman and Vice President. He joined T. Rowe Price in 2002 and has been managing investments since 1998.

The Large Cap Value Portfolio is managed by Brian C. Rogers, CFA, CIC. Mr. Rogers joined T. Rowe Price’s Equity Research Division in 1982 and has been managing investments since 1980. Mr. Rogers currently serves as the Chairman of the Board and Chief Investment Officer of T. Rowe Price Group, Inc., and is the Portfolio’s Investment Advisory Committee Chairman.

The Mid Cap Growth Portfolio is managed by Donald J. Peters. Mr. Peters serves as Investment Advisory Committee Chairman and Vice President. Mr. Peters has been a portfolio manager and quantitative investment analyst for T. Rowe Price’s Equity Research Division since joining the firm in 1993.

Focus Value Portfolio

Third Avenue Management LLC. (Third Avenue) is located at 622 Third Avenue, New York, New York 10017. Third Avenue or its predecessor has been an investment adviser and manager for mutual funds since its organization in 1986. Third Avenue also serves as investment adviser for separately managed accounts for private and institutional clients. As of March 31, 2008, Third Avenue had approximately $24.3 billion in assets under management.

The Focus Value Portfolio is managed by Ian Lapey and Kathleen Crawford. Mr. Lapey has been a portfolio manager with Third Avenue since 2001. Mr. Lapey has also been a senior research analyst for Third Avenue since 2001. Prior to joining Third Avenue, Mr. Lapey had been an equity research analyst with Credit Suisse First Boston since 1997. Ms. Crawford, Assistant Portfolio Manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management.

Focus Growth and Income Portfolio

Thornburg Investment Management, Inc. (Thornburg) is a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501, and has been in the investment management business since 1982. As of March 31, 2008, Thornburg had approximately $51.7 billion in assets under management.

The Focus Growth and Income Portfolio is managed by William V. Fries, CFA. Mr. Fries has been a Managing Director and portfolio manager at Thornburg since 1995. Previously he had been affiliated with USAA Investment Management Company for over 20 years. Mr. Fries is assisted by Co-portfolio manager and Managing Director, W. Vinson Walden, CFA. Mr. Walden joined Thornburg in 2002 as an associate portfolio manager. Prior to joining Thornburg, Mr. Walden served as an associate for Lehman Brothers in New York City.

74
Seasons Series Trust

Multi-Managed Growth Portfolio
Multi-Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Diversified Fixed Income Portfolio

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership. The principal offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2008, Wellington Management had investment management authority with respect to approximately $543 billion in assets.

The Fixed Income component of the Multi-Managed Portfolios is managed by Lucius T. Hill, III, Campe Goodman, CFA, Christopher A. Jones, II, CFA, Michael F. Garrett and Scott I. St. John, CFA. Mr. Hill, Senior Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1993. Mr. Hill has served as the Portfolio Manager for the Portfolios since 1999. Mr. Goodman, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2000. Mr. Goodman has served as the Portfolio Manager for the Portfolios since 2004. Mr. Jones, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1994. Mr. Jones has been involved in portfolio management and securities analysis for the high yield portion of the Portfolios since 2007. Mr. Garrett, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 1999. Mr. Garrett has been involved in portfolio management and securities analysis for the mortgage portion of the Portfolios since 1999. Mr. St. John, Vice President and Fixed Income Portfolio Manager, joined Wellington Management as an investment professional in 2003. Mr. St. John has been involved in portfolio management and securities analysis for the corporate credit portion of the Portfolios since 2003. Prior to joining Wellington Management, Mr. St. John was a Fixed Income Analyst at State Street Research (2001-2003).

The Diversified Fixed Income Portfolio is also managed by Lucius T. Hill, III and Scott I. St. John. Mr. Hill has served as the Portfolio Manager since 2002; Mr. St. John since 2003.

The Large Cap Value Portfolio is managed by Ian R. Link, CFA. Mr. Link, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2006. Mr. Link has served as Portfolio Manager for the Portfolio since July 1, 2008. Previously, Mr. Link was a Portfolio Manager at Deutsche Asset Management (2004-2006) and a Portfolio Manager and Equity Analyst at Franklin Templeton (1989-2003).

The Mid Cap Growth Portfolio is managed by Stephen C. Mortimer. Mr. Mortimer, Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 2001. Mr. Mortimer has served as the Portfolio Manager for the Portfolio since 2002.

Strategic Fixed Income Portfolio

Western Asset Management Company (Western Asset) is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset is a wholly-owned subsidiary of Legg Mason. Western Asset sole business for the past 35 years is the management of fixed-income portfolios from its offices in Pasadena, Hong Kong, London, Melbourne, New York, Sao Paulo, Singapore and Tokyo. As of March 31, 2008 Western Asset had approximately $632.2 billion in assets under management.

The Strategic Fixed Income Portfolio investment management services are provided by Western Asset. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Matthew C. Duda manage the Portfolio. Mr. Leech, Mr. Walsh, Mr. Gardner and Mr. Duda have been employed as portfolio managers for Western Asset for the past five years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of

75
Seasons Series Trust

U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. The Portfolio is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Mr. Gardner, Mr. Buchanan and Mr. Duda are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SunAmerica and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolios, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadvisers.

76
Seasons Series Trust

ACCOUNT INFORMATION

Shares of the Portfolios are not offered directly to the public. Instead, shares of the Portfolios are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SunAmerica or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 3 shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolios available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board of Trustees (the “Board”) intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service Fees

Class 3 shares of each Portfolio except Seasons Managed Allocation Portfolios, are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the Life Insurance Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Insurance Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 3 shares. Because these service fees are paid out of each Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of each Seasons Managed Allocation Portfolio are not subject to a Rule 12b-1 plan. However, the Class 3 shares of the Underlying Portfolios in which the Seasons Managed Allocation Portfolios are invested are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of the Underlying Portfolios’ Class 3 shares. Because the cost of these service fees are borne indirectly by the Class 3 shares of each Seasons Managed Allocation Portfolio on an ongoing basis, over time, these fees will increase the cost of your investment in the Seasons Managed Allocation Portfolios and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets by the number of outstanding shares.

Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Portfolio uses the exchange that is the primary market

77
Seasons Series Trust

for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges for foreign equity securities that trade on weekends or other days when the Trust does not price its shares. As a result, the value of such foreign securities may change on days when the Trust is not open for purchase or redemptions.

Buy and sell shares. The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges. However, as discussed above, the shares are subject to service fees pursuant to a 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio and share class on which they were paid.

Taxes. Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolios which receive dividend income from U.S. sources will annually designate certain amounts of their dividends paid as eligible for the dividends received deduction, and the Portfolios incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolios. The benefits to the Life Insurance Companies will not be passed to you or the Portfolios.

Each Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If a Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

Frequent Purchases and Redemptions of Shares

The Portfolios, which are offered only through Variable Contracts, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolios. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.

78
Seasons Series Trust

The Trust believes that market timing activity is not in the best interest of its Portfolios’ performance or their participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolios. In addition, market timing may increase a Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since certain Portfolios invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Portfolios investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timing in Portfolios investing significantly in junk bonds may occur if market prices are not readily available for a Portfolio’s junk bond holdings. Market timers may purchase shares of a Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolios must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolios. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolios and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolios’ securities are described in the Statement of Additional Information.

79
Seasons Series Trust

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of each Portfolio are intended to help you understand the Portfolios’ financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Class 3 Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average			Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets			turnover

Multi-Managed Growth Portfolio Class 3

03/31/04	$8.69	$0.03	$2.37	$2.40	$(0.09)	$—	$—	$(0.09)	$11.00	27.63%		$3,038	1.40%		0.38%			100	%(2)
03/31/05	11.00	0.07	0.57	0.64	(0.04)	—	—	(0.04)	11.60	5.80	(1)	18,448	1.29		0.62			107	(2)
03/31/06	11.60	0.08	1.48	1.56	(0.07)	—	—	(0.07)	13.09	13.47	(1)	28,135	1.37	(3)	0	.63(3)		114
03/31/07	13.09	0.14	0.80	0.94	(0.08)	—	—	(0.08)	13.95	7.22		38,045	1.31	(3)(4)	1	.06(3	)(4)	154
03/31/08	13.95	0.12	0.28	0.40	(0.23)	—	—	(0.23)	14.12	2.80	(5)	48,223	1.38	(3)	0	.82(3)		117

Multi-Managed Moderate Growth Portfolio Class 3

03/31/04	9.57	0.10	2.03	2.13	(0.15)	—	—	(0.15)	11.55	22.37		9,269	1.30		1.06			105	(2)
03/31/05	11.55	0.14	0.31	0.45	(0.10)	—	—	(0.10)	11.90	3.89	(1)	44,413	1.20		1.32			116	(2)
03/31/06	11.90	0.17	1.09	1.26	(0.14)	—	—	(0.14)	13.02	10.63	(1)	61,977	1.25	(3)	1.37		(3)	123
03/31/07	13.02	0.23	0.69	0.92	(0.17)	—	—	(0.17)	13.77	7.13		74,571	1.21	(3)(4)	1.77		(3)(4)	169
03/31/08	13.77	0.24	0.07	0.31	(0.32)	(0.22)	—	(0.54)	13.54	2.05	(5)	79,732	1.25	(3)	1.73		(3)	131

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Growth Portfolio	99%	107%
Multi-Managed Moderate Growth Portfolio	104	114

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Growth Portfolio Class 3	0.01%	0.02%	0.01%
Multi-Managed Moderate Growth Portfolio Class 3	0.01	0.02	0.01

(4)	Gross custody credits of 0.01%
(5)	The Multi-Managed Growth Portfolio’s and Multi-Managed Moderate Growth Portfolio’s performance were increased by less than 0.12% and 0.14%, respectively, from a reimbursement by an affiliate.

Seasons Series Trust	80

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Multi-Managed Income/Equity Portfolio Class 3

03/31/04	$10.52	$0.22	$1.30	$1.52	$(0.24)	$—	$—	$(0.24)	$11.80	14.53%		$9,753	1.25%		2.15%		113	%(2)
03/31/05	11.80	0.28	0.10	0.38	(0.21)	—	—	(0.21)	11.97	3.20	(1)	41,835	1.16		2.46		108	(2)
03/31/06	11.97	0.31	0.42	0.73	(0.27)	—	—	(0.27)	12.43	6.08	(1)	51,526	1.21	(3)	2.54	(3)	121
03/31/07	12.43	0.37	0.41	0.78	(0.34)	—	—	(0.34)	12.87	6.27		57,357	1.18	(3)	2.98	(3)	147
03/31/08	12.87	0.40	0.35	0.75	(0.48)	(0.20)	—	(0.68)	12.94	5.74		55,982	1.22	(3)	3.05	(3)	109

Multi-Managed Income Portfolio Class 3

03/31/04	11.26	0.28	0.88	1.16	(0.32)	—	—	(0.32)	12.10	10.39		7,925	1.22		2.77		126	(2)
03/31/05	12.10	0.35	(0.15)	0.20	(0.29)	—	—	(0.29)	12.01	1.61	(1)	25,758	1.14		3.04		112	(2)
03/31/06	12.01	0.38	0.08	0.46	(0.36)	—	—	(0.36)	12.11	3.83	(1)	31,264	1.21	(3)	3.16	(3)	118
03/31/07	12.11	0.44	0.27	0.71	(0.44)	(0.16)	—	(0.60)	12.22	5.94		32,909	1.17	(3)	3.61	(3)	166
03/31/08	12.22	0.46	0.14	0.60	(0.56)	(0.03)	—	(0.59)	12.23	4.93		36,395	1.23	(3)	3.69	(3)	121

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	The Portfolio’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(2)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Multi-Managed Income/Equity Portfolio	111%	106%
Multi-Managed Income Portfolio	123	110

(3)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Multi-Managed Income/Equity Portfolio Class 3	0.00%	0.00%	0.00%
Multi-Managed Income Portfolio Class 3	0.00	0.00	0.00

81	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	net assets		net assets		turnover

Asset Allocation: Diversified Growth Portfolio Class 3

03/31/04	$8.44	$0.07	$2.36	$2.43	$(0.11)	$—	$—	$(0.11)	$10.76	28.86	%(2)	$13,530	1.29	%(1)	0.84	%(1)	108	%(5)
03/31/05	10.76	0.11	0.49	0.60	(0.10)	—	—	(0.10)	11.26	5.58	(3)	58,809	1.20	(1)	1.01	(1)	159	(5)
03/31/06	11.26	0.18	1.35	1.53	(0.14)	—	—	(0.14)	12.65	13.63	(3)	78,965	1.15	(1)(4)	1.53	(1)(4)	118
03/31/07	12.65	0.20	1.43	1.63	(0.22)	(0.19)	—	(0.41)	13.87	13.00		92,562	1.19	(1)(4)	1.53	(1)(4)	84
03/31/08	13.87	0.23	(0.87)	(0.64)	(0.25)	(1.10)	—	(1.35)	11.88	(5.54	)(6)	100,281	1.18	(1)(4)	1.66	(1)(4)	92

Stock Portfolio Class 3
03/31/04	10.97	(0.02)	3.77	3.75	—	—	—	—	14.72	34.18		10,471	1.24		(0.13)		42
03/31/05	14.72	0.05	0.44	0.49	—	—	—	—	15.21	3.33		46,811	1.18		0.38		42
03/31/06	15.21	0.02	2.29	2.31	(0.05)	—	—	(0.05)	17.47	15.16		63,310	1.18	(1)	0.09	(1)	45
03/31/07	17.47	0.02	1.67	1.69	(0.01)	(1.17)	—	(1.18)	17.98	9.81		74,581	1.18	(1)	0.08	(1)	39
03/31/08	17.98	(0.01)	(0.59)	(0.60)	(0.03)	(1.49)	—	(1.52)	15.86	(4.46)		82,341	1.21	(1)	(0.03	)(1)	58

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 3	0.01%	0.00%	0.01%	0.02%	0.00%
Stock Portfolio Class 3	—	—	0.00	0.00	0.00

(2)	Total return for each class was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions
(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions
(4)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/06	03/31/07	03/31/08

Asset Allocation: Diversified Growth Portfolio Class 3	0.05%	0.10%	0.10%

(5)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Asset Allocation: Diversified Growth Portfolio	106%	156%

(6)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

Seasons Series Trust	82

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Large Cap Growth Portfolio Class 3

03/31/04	$5.96	$(0.02)	$1.87	$1.85	$—	$—	$—	$—	$7.81	31.04%	$5,122	1.35	%(1)	(0.24	)%(1)	44%
03/31/05	7.81	0.02	0.42	0.44	—	—	—	—	8.25	5.63	26,636	1.27	(1)	0.26	(1)	38
03/31/06	8.25	(0.01)	1.15	1.14	(0.01)	—	—	(0.01)	9.38	13.82	77,751	1.19	(2)	(0.12	)(2)	54
03/31/07	9.38	0.01	0.45	0.46	—	—	—	—	9.84	4.90	140,327	1.18	(2)(3)	0.11	(2)(3)	53
03/31/08	9.84	(0.01)	0.39	0.38	(0.05)	(0.09)	—	(0.14)	10.08	3.69	168,979	1.15	(2)	(0.07	)(2)	60

Large Cap Composite Portfolio Class 3

03/31/04	6.86	—	2.15	2.15	—	—	—	—	9.01	31.39	2,095	1.35		0.03		78
03/31/05	9.01	0.06	0.42	0.48	(0.00)	—	—	(0.00)	9.49	5.33	7,393	1.35		0.66		58
03/31/06	9.49	0.03	0.98	1.01	(0.05)	—	—	(0.05)	10.45	10.65	10,919	1.35	(2)	0.33	(2)	70
03/31/07	10.45	0.04	1.04	1.08	(0.03)	—	—	(0.03)	11.50	10.34	13,780	1.35	(2)	0.39	(2)	76
03/31/08	11.50	0.06	(0.52)	(0.46)	(0.05)	(0.46)	—	(0.51)	10.53	(4.48)	14,570	1.35	(2)	0.47	(2)	93

Large Cap Value Portfolio Class 3

03/31/04	7.78	0.08	2.93	3.01	(0.07)	—	—	(0.07)	10.72	38.76	5,528	1.35	(1)	0.87	(1)	29
03/31/05	10.72	0.11	0.86	0.97	(0.06)	—	—	(0.06)	11.63	9.08	32,460	1.20	(1)	1.03	(1)	32
03/31/06	11.63	0.13	1.26	1.39	(0.09)	(0.07)	—	(0.16)	12.86	12.00	85,913	1.20	(2)	1.14	(2)	39
03/31/07	12.86	0.16	1.77	1.93	(0.10)	(0.45)	—	(0.55)	14.24	15.06	189,817	1.15	(2)	1.23	(2)	34
03/31/08	14.24	0.20	(1.03)	(0.83)	(0.13)	(0.54)	—	(0.67)	12.74	(6.29)	253,167	1.14	(2)	1.42	(2)	37

Mid Cap Growth Portfolio Class 3

03/31/04	7.65	(0.10)	4.01	3.91	—	—	—	—	11.56	51.11	5,917	1.40	(1)	(1.07	)(1)	97
03/31/05	11.56	(0.09)	0.62	0.53	—	—	—	—	12.09	4.58	24,891	1.37	(1)	(0.85	)(1)	81
03/31/06	12.09	(0.05)	3.02	2.97	—	(0.42)	—	(0.42)	14.64	24.79	45,247	1.29	(2)	(0.38	)(2)	86
03/31/07	14.64	(0.07)	0.99	0.92	—	(1.03)	—	(1.03)	14.53	6.51	58,718	1.26	(2)	(0.46	)(2)	71
03/31/08	14.53	(0.08)	(0.09)	(0.17)	—	(1.41)	—	(1.41)	12.95	(2.42)	67,692	1.27	(2)	(0.51	)(2)	68

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 3	0.06%	(0.03)%	—%	—%	—%
Large Cap Composite Portfolio Class 3	0.43	0.16	0.11	(0.08)	0.19
Large Cap Value Portfolio Class 3	0.01	(0.00)	—	—	—
Mid Cap Growth Portfolio Class 3	0.06	(0.08)	—	—	—

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Large Cap Growth Portfolio Class 3	0.00%	0.00%	0.00%
Large Cap Composite Portfolio Class 3	0.00	0.01	0.01
Large Cap Value Portfolio Class 3	0.00	0.00	0.00
Mid Cap Growth Portfolio Class 3	0.00	0.00	0.00

(3)	Gross custody credit of 0.01%

83	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Mid Cap Value Portfolio Class 3

03/31/04	$10.59	$0.05	$4.80	$4.85	$(0.08)	$(0.01)	$—	$(0.09)	$15.35	45.86%	$5,435	1.40	%(1)	0.37	%(1)	50%
03/31/05	15.35	0.09	2.56	2.65	(0.03)	(0.30)	—	(0.33)	17.67	17.37	30,602	1.26	(1)	0.58	(1)	42
03/31/06	17.67	0.12	2.60	2.72	(0.07)	(1.16)	—	(1.23)	19.16	15.74	54,833	1.27		0.69		46
03/31/07	19.16	0.11	2.57	2.68	(0.09)	(1.89)	—	(1.98)	19.86	14.43	70,308	1.22		0.59		46
03/31/08	19.86	0.11	(2.64)	(2.53)	(0.10)	(1.79)	—	(1.89)	15.44	(13.75)	100,286	1.24	(2)	0.63	(2)	61

Small Cap Portfolio Class 3

03/31/04	5.99	(0.05)	2.93	2.88	—	—	—	—	8.87	48.08	5,609	1.40	(1)	(0.72	)(1)	134
03/31/05	8.87	(0.05)	0.12	0.07	—	—	—	—	8.94	0.79	25,076	1.40	(1)	(0.66	)(1)	134
03/31/06	8.94	(0.02)	1.76	1.74	—	(0.08)	—	(0.08)	10.60	19.57	64,565	1.40	(1)(2)	(0.23	)(1)(2)	85
03/31/07	10.60	(0.02)	0.70	0.68	—	(0.48)	—	(0.48)	10.80	6.52	120,341	1.35	(1)(2)	0.06	(1)(2)	153
03/31/08	10.80	(0.01)	(1.68)	(1.69)	—	(0.78)	—	(0.78)	8.33	(16.50)	127,947	1.34	(2)	(0.12	)(2)	126

International Equity Portfolio Class 3

03/31/04	5.12	0.04	2.63	2.67	(0.06)	—	—	(0.06)	7.73	52.29	4,277	1.55	(1)	0.66	(1)	50
03/31/05	7.73	0.02	0.83	0.85	(0.08)	—	—	(0.08)	8.50	11.07	27,288	1.55	(1)	0.28	(1)	84
03/31/06	8.50	0.05	2.12	2.17	(0.03)	(0.14)	—	(0.17)	10.50	25.66	102,098	1.55	(1)	0.53	(1)	71
03/31/07	10.50	0.09	1.70	1.79	(0.04)	(0.39)	—	(0.43)	11.86	17.29	218,009	1.54	(1)(2)	0.80	(1)(2)	80
03/31/08	11.86	0.12	(0.56)	(0.44)	(0.08)	(0.71)	—	(0.79)	10.63	(4.55)	276,852	1.43	(2)	1.04	(2)	83

Diversified Fixed Income Portfolio Class 3

03/31/04	10.67	0.29	0.22	0.51	(0.25)	—	—	(0.25)	10.93	4.84	9,120	1.15	(1)	2.99	(1)	109	(3)
03/31/05	10.93	0.34	(0.34)	—	(0.30)	(0.01)	—	(0.31)	10.62	(0.03)	32,192	1.09		3.31		88	(3)
03/31/06	10.62	0.35	(0.23)	0.12	(0.31)	(0.05)	—	(0.36)	10.38	1.11 (4)	72,452	1.08		3.44		94
03/31/07	10.38	0.40	0.17	0.57	(0.30)	0.00	—	(0.30)	10.65	5.57	123,975	1.05		3.96		108
03/31/08	10.65	0.43	0.30	0.73	(0.34)	—	—	(0.34)	11.04	6.92	202,406	1.07		4.01		118

*	Calculated based upon average shares outstanding.
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Mid Cap Value Portfolio Class 3	0.03%	(0.01)%	—%	—%
Small Cap Portfolio Class 3	0.08	(0.08)	0.02	0.03
International Equity Portfolio Class 3	0.30	(0.00)	0.03	(0.05)
Diversified Fixed Income Portfolio Class 3	(0.01)	—	—	—

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Mid Cap Value Class 3	—%	—%	0.00%
Small Cap Portfolio Class 3	0.00	0.03	0.02
International Equity Portfolio Class 3	—	0.00	0.00

(3)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2004	2005

Diversified Fixed Income Portfolio	106%	82%

(4)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions

Seasons Series Trust	84

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Strategic Fixed Income Portfolio Class 3

02/14/05- 03/31/05†	$10.00	$0.04	$(0.38)	$(0.34)	$—	$—	$—	$—	$9.66	(3.40)%	$17,193	1.55	%#(1)	3.59	%#(1)	5%
03/31/06	9.66	0.48	0.23	0.71	(0.29)	(0.01)	—	(0.30)	10.07	7.45	48,116	1.47	(1)	4.59	(1)(2)	42
03/31/07	10.07	0.52	0.29	0.81	(0.38)	(0.01)	—	(0.39)	10.49	8.07	97,104	1.21	(2)	5.21	(2)	91
03/31/08	10.49	0.57	(0.59)	(0.02)	(0.53)	(0.06)	—	(0.59)	9.88	(0.29)	130,564	1.26	(2)	5.59	(2)	102

Cash Management Portfolio Class 3

03/31/04	10.82	0.01	—	0.01	(0.07)	—	—	(0.07)	10.76	0.09	6,224	1.05	(1)	0.06	(1)	—
03/31/05	10.76	0.09	(0.01)	0.08	(0.01)	—	—	(0.01)	10.83	0.74	12,284	0.97	(1)	0.82	(1)	—
03/31/06	10.83	0.32	(0.01)	0.31	(0.10)	—	—	(0.10)	11.04	2.88	21,357	0.87	(1)(2)	2.95	(1)(2)	—
03/31/07	11.04	0.49	0.01	0.50	(0.26)	0.00	—	(0.26)	11.28	4.55 (3)	49,737	0.81		4.46		—
03/31/08	11.28	0.49	(0.12)	0.37	(0.45)	—	—	(0.45)	11.20	3.32	53,210	0.81		4.27		—

Focus Growth Portfolio Class 3

03/31/04	5.47	(0.05)	2.45	2.40	—	—	—	—	7.87	43.88	6,775	1.55	(1)	(0.75	)(1)	90
03/31/05	7.87	(0.00)	(0.34)	(0.34)	—	—	—	—	7.53	(4.32)	21,909	1.55	(1)	(0.07	)(1)	200
03/31/06	7.53	(0.07)	1.54	1.47	—	—	—	—	9.00	19.52	39,589	1.41	(1)(4)	(0.81	)(1)(4)	102
03/31/07	9.00	(0.05)	0.04	(0.01)	—	—	—	—	8.99	(0.11)	52,391	1.35	(1)(2)(4)	(0.59	)(1)(2)(4)	120
03/31/08	8.99	(0.06)	0.34	0.28	—	—	—	—	9.27	3.11	54,728	1.39	(4)	(0.61	)(4)	126

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
#	Annualized
†	Commencement of Operations
(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07

Strategic Fixed Income Portfolio Class 3	—%	1.41%	(0.09)%	—%
Cash Management Portfolio Class 3	(0.01)	0.00	0.03	—
Focus Growth Portfolio Class 3	0.08	(0.09)	(0.03)	0.00

(2)	Gross of Custody Credits of 0.01%

(3)	The Portfolio’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(4)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/06	03/31/07	03/31/08

Focus Growth Portfolio Class 3	0.00%	0.01%	0.01%

85	Seasons Series Trust

FINANCIAL HIGHLIGHTS (continued)

															Ratio of
					Dividends	Dividends	Dividends		Net			Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Asset			Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value			end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total		period	average net		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**		(000’s)	assets(1)		net assets(1)		turnover

Focus TechNet Portfolio Class 3

03/31/04	$2.84	$(0.07)	$2.30	$2.23	$—	$—	$—	$—	$5.07	78.52%		$3,830	1.75%		(1.70)%		183%
03/31/05	5.07	(0.06)	0.00	(0.06)	—	—	—	—	5.01	(1.18)		11,321	1.75		(1.15)		155
03/31/06	5.01	(0.08)	1.47	1.39	—	—	—	—	6.40	27.74		19,386	1.75		(1.41)		116
03/31/07	6.40	(0.09)	(0.03)	(0.12)	—	(0.21)	—	(0.21)	6.07	(1.92)		18,436	1.75		(1.47)		81
03/31/08	6.07	(0.09)	(0.26)	(0.35)	—	—	—	—	5.72	(5.77)		19,501	1.68	(2)	(1.40	)(2)	156
Focus Growth and Income Portfolio Class 3

03/31/04	6.78	(0.03)	2.52	2.49	—	—	—	—	9.27	36.73		6,855	1.55		(0.35)		84
03/31/05	9.27	0.01	0.02	0.03	—	—	—	—	9.30	0.32		22,063	1.55		0.16		77
03/31/06	9.30	0.08	1.21	1.29	(0.01)	—	—	(0.01)	10.58	13.90		27,151	1.52		0.85		164
03/31/07	10.58	0.05	1.49	1.54	(0.09)	(0.55)	—	(0.64)	11.48	14.63		34,685	1.39		0.47		151
03/31/08	11.48	0.01	(0.97)	(0.96)	(0.05)	(1.59)	—	(1.64)	8.88	(10.68)		32,826	1.43	(2)	0.06	(2)	248

Focus Value Portfolio Class 3

03/31/04	8.77	0.09	4.23	4.32	—	—	—	—	13.09	49.26		4,494	1.55		0.87		165
03/31/05	13.09	0.03	1.46	1.49	(0.08)	(0.69)	—	(0.77)	13.81	11.58		21,657	1.55		0.25		130
03/31/06	13.81	0.05	1.96	2.01	—	(0.60)	—	(0.60)	15.22	14.78		41,737	1.48		0.37		152
03/31/07	15.22	0.15	2.84	2.99	(0.04)	(0.37)	—	(0.41)	17.80	19.72		73,769	1.36	(2)	0.91	(2)	70
03/31/08	17.80	0.21	(1.12)	(0.91)	(0.13)	(1.82)	—	(1.95)	14.94	(6.38	)(3)	88,961	1.38	(2)	1.19	(2)	87

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/04	03/31/05	03/31/06	03/31/07	03/31/08

Focus TechNet Portfolio Class 3	0.52%	0.19%	(0.07)%	0.06%	0.04%
Focus Growth and Income Portfolio Class 3	0.27	(0.01)	(0.10)	0.00	—
Focus Value Portfolio Class 3	0.27	(0.02)	(0.07)	0.00	—

(2)	Excludes expense reductions. If these expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

	03/31/07	03/31/08

Focus TechNet Portfolio Class 3	—%	0.01%
Focus Growth and Income Portfolio Class 3	—	0.05
Focus Value Portfolio Class 3	0.00	0.02

(3)	The Portfolio’s performance figure was increased by 0.56% from gains realized on the disposal of investments in violation of investment restrictions.

Seasons Series Trust	86

FINANCIAL HIGHLIGHTS (continued)

														Ratio of
					Dividends	Dividends	Dividends				Net			net
	Net Asset	Net	Net realized		declared	from net	declared		Net Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized	from net		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	return of	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	capital	distributions	period	Return**	(000’s)	net assets(2)		net assets(2)		turnover

Allocation Growth Portfolio Class 3

02/14/05- 03/31/05†	$10.00	$(0.00)	$(0.15)	$(0.15)	$—	$—	$—	$—	$9.85	(1.50)%	$5,308	0.35	%#(1)	(0.35	)%#(1)	1%
03/31/06	9.85	0.02	1.62	1.64	(0.05)	(0.01)	—	(0.06)	11.43	16.61	63,384	0.34	(1)(3)	0.21	(1)(3)	24
03/31/07	11.43	0.04	1.26	1.30	—	(0.05)	—	(0.05)	12.68	11.36	180,221	0.14	(1)(4)	0.38	(1)(4)	9
03/31/08	12.68	0.16	(0.85)	(0.69)	(0.13)	(0.22)	—	(0.35)	11.64	(5.68)	195.554	0.16		0.52		19

Allocation Moderate Growth Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.17)	(0.17)	—	—	—	—	9.83	(1.70)	3,314	0.35	#(1)	(0.35	)#(1)	5
03/31/06	9.83	0.08	1.34	1.42	(0.09)	(0.01)	—	(0.10)	11.15	14.40	99,205	0.28	(3)	0.82	(3)	21
03/31/07	11.15	0.10	1.08	1.18	—	(0.04)	—	(0.04)	12.29	10.62	259,625	0.13	(1)(4)	0.89	(1)(4)	11
03/31/08	12.29	0.34	(0.80)	(0.46)	(0.12)	(0.16)	—	(0.28)	11.55	(3.98)	428.731	0.14	(4)	1.15	(4)	13

Allocation Moderate Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.15)	(0.15)	—	—	—	—	9.85	(1.50)	3,388	0.35	#(1)	(0.35	)#(1)	0
03/31/06	9.85	0.15	1.02	1.17	(0.11)	(0.03)	—	(0.14)	10.88	11.93	69,582	0.31	(1)(3)	1.12	(1)(3)	29
03/31/07	10.88	0.15	0.92	1.07	—	(0.05)	—	(0.05)	11.90	9.82	169,941	0.14	(1)(4)	1.38	(1)(4)	17
03/31/08	11.90	0.49	(0.75)	(0.26)	(0.15)	(0.21)	—	(0.36)	11.28	(2.46)	236.123	0.16		1.70		24

Allocation Balanced Portfolio Class 3

02/14/05- 03/31/05†	10.00	(0.00)	(0.14)	(0.14)	—	—	—	—	9.86	(1.40)	3,958	0.35	#(1)	(0.35	)#(1)	0
03/31/06	9.86	0.14	0.54	0.68	(0.14)	(0.09)	—	(0.23)	10.54	9.29	40,900	0.35	(1)(3)	1.42	(1)(3)	67
03/31/07	10.54	0.18	0.76	0.94	—	(0.09)	—	(0.09)	11.39	8.89	82,257	0.19	(1)(4)	1.66	(1)(4)	15
03/31/08	11.39	0.24	(0.32)	(0.08)	(0.15)	(0.15)	—	(0.30)	11.01	(0.81)	122,746	0.19		2.09		23

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total returns would have been lower for each period presented. Total return does include expense reimbursements and reductions.
†	Commencement of Operations
#	Annualized
(1)	Net of the following expense reimbursements (recoupments) (based on average net assets):

	03/31/05#	03/31/06	03/31/07

Allocation Growth Portfolio Class 3	4.37%	(0.05)%	0.00%
Allocation Moderate Growth Portfolio Class 3	5.58	—	0.00
Allocation Moderate Portfolio Class 3	5.32	(0.04)	0.00
Allocation Balanced Portfolio Class 3	5.45	0.00	0.02

(2)	Does not include underlying fund expenses that the Portfolios bear indirectly.
(3)	Gross of Custody Credits of 0.02%, 0.02%, 0.01% and 0.01% for Allocation Growth, Allocation Moderate Growth, Allocation Moderate and Allocation Balanced Portfolios.
(4)	Gross of Custody Credits of 0.01%

87	Seasons Series Trust

FOR MORE INFORMATION

The following documents contain more information about the Portfolios and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolios’ policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolios by contacting:

AIG SunAmerica Assurance Insurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

Seasons Series Trust	88

STATEMENT OF ADDITIONAL INFORMATION
SEASONS SERIES TRUST
July 28, 2008
Seasons Series Trust (the “Trust”), a Massachusetts business trust, is a registered open-end, management investment company currently consisting of 24 portfolio. This Statement of Additional Information (“SAI”) relates to the following portfolios:
Multi-Managed Growth Portfolio
Multi-Managed Moderate Growth Portfolio
Multi-Managed Income/Equity Portfolio
Multi-Managed Income Portfolio
Asset Allocation: Diversified Growth Portfolio
Stock Portfolio
Large Cap Growth Portfolio
Large Cap Composite Portfolio
Large Cap Value Portfolio
Mid Cap Growth Portfolio
Mid Cap Value Portfolio
Small Cap Portfolio
International Equity Portfolio
Diversified Fixed Income Portfolio
Strategic Fixed Income Portfolio
Cash Management Portfolio
Focus Growth Portfolio
Focus TechNet Portfolio
Focus Growth and Income Portfolio
Focus Value Portfolio
Allocation Growth Portfolio
Allocation Moderate Growth Portfolio
Allocation Moderate Portfolio
Allocation Balanced Portfolio
This SAI is not a Prospectus, but should be read in conjunction with the current Prospectus (Class 1, Class 2 and/or Class 3) of the Trust dated July 28, 2008. This SAI expands upon and supplements the information contained in the current Prospectus of the Trust. The SAI incorporates the Prospectus by reference. The Trust’s audited financial statements are incorporated into this SAI by reference to its 2008 annual report to shareholders. You may request a copy of the Prospectus and/or annual report at no charge by calling (800) 445-SUN2 or writing the Trust at the address below. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.
P.O. Box 54299
Los Angeles, California 90054-0299
(800) 445-SUN2

THE TRUST
The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of twenty-four separate portfolios (each, a “Portfolio” and collectively, the “Portfolios”).
The Trust commenced operations on April 15, 1997 with the Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Stock Portfolio and Asset Allocation: Diversified Growth Portfolio. On October 3, 1998, the Board of Trustees (the “Board”), including a majority of disinterested Trustees as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”) approved the creation of the Large Cap Growth, Large Cap Composite, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap, International Equity, Diversified Fixed Income and Cash Management Portfolios. On May 23, 2000, the Board approved the creation of the Focus Growth Portfolio.
On May 23, 2000, the Board approved the creation of Class B shares and the renaming of all issued and outstanding shares as Class A shares. On August 27, 2002, the Board of Trustees approved the creation of Class 3 shares and the renaming of Class A and Class B shares to Class 1 and Class 2, respectively. Class 1, Class 2 and Class 3 shares of each Portfolio are offered only in connection with certain variable contracts and variable life insurance policies (“variable contracts”). Class 2 and Class 3 shares of a given Portfolio are identical in all respects to Class 1 shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and 3 shares are subject to service fees, while Class 1 shares are not; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the plan adopted pursuant to Rule 12b-1 promulgated under the 1940 Act with respect to Class 2 and Class 3 shares (the “Class 2 Plan”, the “Class 3 Plan” and collectively, the “Plans”).
On November 29, 2000, the Board approved the creation of the Focus TechNet and Focus Growth and Income Portfolios. On August 21, 2001, the Board approved the creation of the Focus Value Portfolio. The Board may establish additional portfolios or classes in the future.
On September 29, 2004, the Board, including a majority of the Independent Trustees approved the creation of the Class 3 shares of the Allocation Growth Portfolio, the Allocation Moderate Growth Portfolio, the Allocation Moderate Portfolio, the Allocation Balanced Portfolio and the Strategic Fixed Income Portfolio. The Allocation Growth Portfolio, Allocation Moderate Growth Portfolio, Allocation Moderate Portfolio and Allocation Balanced Portfolio are collectively referred to as the “Seasons Managed Allocation Portfolios”. Each Seasons Managed Allocation Portfolio is structured as a “fund-of-funds,” which means that it pursues its investment goal by investing its assets in a combination of the Seasons Select Portfolios and the Seasons Focused Portfolios (such underlying portfolios collectively referred to as the “Underlying Portfolios”).
Shares of the Portfolios are held by separate accounts of AIG SunAmerica Life Assurance Company (formerly, Anchor National Life Insurance Company), an Arizona life insurance company, and First SunAmerica Life Insurance Company, a New York life insurance company (collectively referred to as the “Life Companies.”. The Life Companies are wholly-owned subsidiaries of SunAmerica Life Insurance Company, an Arizona corporation wholly-owned by American International Group, Inc. (“AIG”), a Delaware corporation. The Life Companies may issue variable life contracts that also will use the Trust as the underlying investment. The offering of Trust shares to variable annuity and variable life separate accounts is referred to as “mixed funding.” It may be disadvantageous for variable annuity separate accounts and variable life separate accounts to invest in the Trust simultaneously. Although neither the Life Companies nor the Trust currently foresees such disadvantages either to variable annuity or variable life contract owners, the Board of Trustees of the Trust will monitor events in order to identify any material conflicts to determine what action, if any, should be taken in response thereto. Shares of the Trust may be offered to separate accounts of other life insurance companies that are affiliates of the Life Companies.
AIG SunAmerica Asset Management Corp. (“SunAmerica” or “Adviser”), an indirect, wholly-owned subsidiary of the AIG SunAmerica Life Insurance Company, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each, a “Manager” and together with SunAmerica, the “Managers”) to assist in the management of one or more Portfolios.

INVESTMENT GOALS AND POLICIES
The investment goal and principal investment strategy for each of the Portfolios, along with certain types of investments the Portfolios make under normal market conditions and for efficient portfolio management, are described under “Trust Highlights” and “More Information About the Portfolios — Investment Strategies” in the Prospectus. The following charts and information supplement the information contained in the Prospectus and also provides information concerning investments the Portfolios make on a periodic basis which includes infrequent investments or investments in which the Portfolios reserve the right to invest. We have also included a supplemental glossary to define investment and risk terminologies used in the charts herein that do not otherwise appear in the Prospectus under the section entitled “Glossary.” In addition, the supplemental glossary also provides additional and/or more detailed information about certain investment and risk terminologies that appears in the Prospectus under the section entitled “Glossary.” Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. We will notify the shareholders at least 60 days prior to any change to a Portfolio’s investment objective or 80% investment policy, if applicable. “Net assets” will take into account borrowing for investment purposes.

Seasons Portfolios
Managed Components
	Aggressive Growth		Balanced component/Lord
	component/SunAmerica	Growth component/Janus	Abbett/SunAmerica

In what other types of investments may the Portfolio/Managed Component periodically invest?
•    U.S. Treasury inflation protection securities

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Standby commitments

•    Hybrid instruments

•    Warrants

•    Forward foreign currency exchange contracts

•    Portfolio trading

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Bank obligations

•    Corporate debt obligations

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Hybrid instruments

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    Portfolio trading

•    Derivatives

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Hybrid instruments

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    Portfolio trading

•    Illiquid securities
(up to 15% of net assets)

Seasons Portfolios (continued)
Managed Components
Fixed Income
	Component/Wellington	Asset Allocation:
	Management	Diversified Growth Portfolio	Stock Portfolio

In what other types of investments may the Portfolio/Managed Component periodically invest?
•    Loan participations and assignments

•    Inverse floaters

•    Floating rate obligations

•    Credit default swaps (up to 5%)

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Hybrid instruments

•    Standby commitments

•    Warrants

•    Variable amount master demand notes

•    Extendable commercial notes (ECNs)

•    ADRs/EDRs/GDRs

•    Portfolio trading

•    Illiquid securities (up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Hybrid instruments

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    Variable amount master demand notes

•    ECNs

•    Portfolio trading

•    IPO investing

•    Interest rate swaps (up to 5% of total assets)

•    Exchange traded futures on swaps (up to 5% of total assets)

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Short sales

•    When-issued and delayed-delivery securities

•    Borrowing

•    Forward foreign currency exchange contracts

•    Portfolio trading

•    IPO investing

•    Illiquid securities (up to 15% of net assets)

What other types of risk may potentially or periodically affect the Portfolio/Managed Component?	• Illiquidity	• Currency volatility • IPO risk • Illiquidity	• Currency volatility • IPO risk • Illiquidity • Credit quality • Interest rate fluctuations • Prepayment

Seasons Select Portfolios
	Large Cap Growth	Large Cap Composite	Large Cap Value
	Portfolio	Portfolio	Portfolio

In what other types of investments may the Portfolio periodically invest?
•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Bank obligations

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Corporate debt obligations

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    ECNs

•    Variable amount master demand notes

•    Portfolio trading

•    Derivatives

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    ECNs

•    Variable amount master demand notes

•    Portfolio trading

•    PFICs

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    ECNs

•    Variable amount master demand notes

•    Portfolio trading

•    PFICs

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

What other types of risk may potentially or periodically affect the Portfolio?	• Currency volatility • Small and medium sized companies • Illiquidity	• Currency volatility • Small and medium sized companies • IPO risk • Illiquidity • Credit Quality • Interest rate fluctuations • Prepayment	• Currency volatility • Small and medium sized companies • IPO risk • Illiquidity • Credit Quality • Interest rate fluctuations • Prepayment

Seasons Select Portfolios (continued)
	Mid Cap Growth	Mid Cap Value	Small Cap
	Portfolio	Portfolio	Portfolio

In what other types of investments may the Portfolio periodically invest?
•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Standby commitments

•    Forward foreign currency exchange contracts

•    ECNs

•    Variable amount master demand notes

•    Portfolio trading

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

•    Unseasoned companies

•    U.S. Treasury inflation protection securities

•    Short sales

•    Bank obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Corporate debt obligations

•    Roll transactions

•    Warrants

•    Forward foreign currency exchange contracts

•    ECNs

•    Portfolio trading

•    Defensive instruments

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Short sales

•    When-issued and delayed-delivery securities

•    Borrowing

•    Roll transactions

•    Warrants

•    Forward foreign currency exchange contracts

•    Portfolio trading

•    Defensive instruments

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

What other types of risk may potentially or periodically affect the Portfolio?	• Currency volatility • IPO risk • Illiquidity • Credit Quality • Interest rate fluctuations • Prepayment	• Currency volatility • IPO risk • Illiquidity	• Currency volatility • IPO risk • Illiquidity

Seasons Select Portfolios (continued)
	International Equity	Diversified Fixed Income	Strategic Fixed Income	Cash Management
	Portfolio	Portfolio	Portfolio	Portfolio

In what other types of investments may the Portfolio periodically invest?
•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Bank obligations

•    Short sales

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Corporate debt obligations

•    Reverse repurchase agreements

•    Hybrid instruments - structured securities

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    Portfolio trading

•    Defensive instruments

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Inverse floaters

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Roll transactions

•    Standby commitments

•    Warrants

•    Forward foreign currency exchange contracts

•    ECNs

•    Portfolio trading

•    Illiquid securities
(up to 15% of net assets)

•    U.S. government securities

•    Inverse floaters

•    When-issued and delayed delivery securities

•    ADRs/EDRs/GDRs

•    Rights and warrants (up to 10%)

•    Variable rate demand notes

•    Registered investment companies

•    Reverse repurchase agreements

•    Standby commitments

•    Pass-through securities

•    Collateralized bond obligations (CBOs)

•    Defaulted securities

•    Equity securities (up to 20%)

•    Credit default swaps

•    Illiquid securities
(up to 15% of net assets)

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Repurchase and reverse repurchase agreements

•    Standby commitments

•    Variable rate demand notes

•    Variable amount master demand notes

•    ECNs

•    Illiquid securities
(up to 10% of net assets)

What other types of risk may potentially or periodically affect the Portfolio?	• Currency volatility • IPO risk • Illiquidity	• Currency volatility • Illiquidity	• Illiquidity	• Illiquidity

Seasons Focused Portfolios
	Focus Growth	Focus TechNet	Focus Growth and	Focus Value
	Portfolio	Portfolio	Income Portfolio	Portfolio

In what other types of investments may the Portfolio periodically invest?
•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    ADRs/EDRs/GDRs

•    Short sales

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Variable amount master demand notes

•    ECNs

•    Portfolio trading

•    IPO investing

•    U.S government securities

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    ADRs/EDRs/GDRs

•    Short sales

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing.

•    Reverse repurchase agreements

•    Variable amount master demand notes

•    Standby commitments

•    Portfolio trading

•    IPO investing

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    ADRs/EDRs/GDRs

•    Short sales

•    Floating rate obligations

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Variable rate demand notes

•    Reverse repurchase agreements

•    Variable amount master demand notes

•    ECNs

•    Standby commitments

•    Portfolio trading

•    IPO investing

•    U.S. government securities

•    Illiquid securities
(up to 15% of net assets)

•    U.S. Treasury inflation protection securities

•    Loan participations and assignments

•    Short sales

•    Floating rate obligations

•    Inverse Floaters

•    Fixed-income securities

•    When-issued and delayed-delivery securities

•    Equity swaps

•    Borrowing

•    Reverse repurchase agreements

•    Variable amount rate demand notes

•    Standby commitments

•    Portfolio trading

•    IPO investing

•    Derivatives

•    U.S. government securities

•    Repurchase agreements

•    Illiquid securities
(up to 15% of net assets)

•    Unseasoned issuers

What other types of risk may potentially or periodically affect the Portfolio?	• Currency volatility • Emerging markets • IPO risk • Illiquidity	• Currency volatility • Illiquidity • IPO risk	• Currency volatility • Emerging markets • IPO risk • Illiquidity	• Currency volatility • Emerging Markets • IPO risk • Illiquidity
SUPPLEMENTAL GLOSSARY
Although the Seasons Managed Allocation Portfolios may not engage directly in the investment practices described below, they may indirectly engage in such practices through the purchase of shares of the Underlying Portfolios.
Short-Term Investments, including both U.S. and non-U.S. dollar denominated money market instruments, are invested in for reasons that may include (a) liquidity purposes (to meet redemptions and expenses); (b) to generate a return on idle cash held by a Portfolio during periods when a Manager is unable to locate favorable investment opportunities; or (c) temporary defensive purposes. In order to facilitate quarterly rebalancing of the Multi-Managed Seasons Portfolios as described in the Prospectus and to adjust for the flow of investments into and out of the Portfolios, each Portfolio may hold a greater percentage of its assets in cash or cash equivalents at the end of each quarter than might otherwise be the case. Although each Portfolio may invest in short-term investments, the Cash Management Portfolio invests principally in short-term investments. Certain Portfolios may be limited in their ability to invest in short-term investments as reflected below. Common short-term investments may include, but are not limited to the following:
Money Market Securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers’ acceptances, time deposits and certificates of deposit. Pursuant to an exemptive order or issuance of a no-action letter from the Securities and Exchange Commission (the “SEC”): (i) Janus Capital Management LLC (“Janus”) may invest idle cash of the Growth component/Janus of each Multi-Managed Seasons Portfolio and their portion of the Large Cap Growth Portfolio in money market mutual funds that it manages; and (ii) T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest idle cash of the Stock Portfolio and its portion of the Large Cap Composite, Large Cap Value and Mid Cap Growth Portfolios in certain money market funds that it manages.
Commercial Bank Obligations may include certificates of deposit (“CDs”) (interest-bearing time deposits), bankers’ acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks. CDs are securities that represent deposits in a depository institution for a specified rate of interest and normally are negotiable. CDs issued by a foreign branch (usually London) of a U.S. domestic bank, are known as Eurodollar CDs. Although certain risks may be associated with Eurodollar CDs that are not associated with CDs issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CDs issued through U.S. branches of foreign banks are known as Yankee CDs. These branches are subject to federal or state banking regulations. The secondary markets for Eurodollar and Yankee CDs may be less liquid than the market for CDs issued by domestic branches of U.S. banks. The Cash Management Portfolio, the Growth component/Janus of each Multi-Managed Seasons Portfolio and the Janus’ portion of the Large Cap Growth Portfolio may also invest in obligations issued by commercial banks with total assets of less than $1 billion if the principal amount of these obligations are fully insured by the Federal Deposit Insurance Corporation (“FDIC”).
Savings Association Obligations are CDs issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. The Cash Management Portfolio, the Growth component/Janus of each Multi-Managed Seasons Portfolio and the Janus’ portion of the Large Cap Growth Portfolio managed by Janus may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations are fully insured by the FDIC.
Commercial Paper includes short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. The Cash Management Portfolio may purchase commercial paper only if judged by the Manager to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by any two or more nationally recognized statistical rating organizations (“NRSRO”) or one NRSRO if only one NRSRO has rated the security, or (b) other commercial paper deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio’s assets may be invested in commercial paper in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio’s assets or $1 million may be invested in such securities of any one issuer.) See the “Appendix” for a description of the ratings. The Cash Management Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Extendable Commercial Notes (“ECNs”) are very similar to commercial paper except that with ECNs the issuer has the option to extend maturity to 390 days. ECNs are issued at a discount rate with an initial redemption of not more than 90 days from the date of issue. The issuer of an ECN has the option to extend maturity to 390 days. If ECNs are not redeemed by the issuer on the initial redemption date the issuer will pay a premium (step-up) rate based on the ECNs’ credit rating at the time. The Cash Management Portfolio may purchase ECNs only if judged by the Manager to be of suitable investment quality. This includes ECNs that are (a) rated in the two highest categories by any two or more NRSRO or one NRSRO if only one NRSRO has rated the security, or (b) other ECNs deemed on the basis of the issuer’s creditworthiness to be of a quality appropriate for the Cash Management Portfolio. (No more than 5% of the Cash Management Portfolio’s assets may be invested in ECNs in the second highest rating category; no more than the greater of 1% of the Cash Management Portfolio’s assets or $1 million may be invested in such securities of any one issuer.) See the “Appendix” for a description of the ratings. The Cash Management Portfolio will not purchase ECNs described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase.
Each Portfolio, except the International Equity, Stock, Focus Value, Focus TechNet, Small Cap and the Seasons Managed Allocation Portfolios, may invest in ECNs.
Variable Amount Master Demand Notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. The Cash Management Portfolio’s investments in these instruments are limited to those that have a demand feature enabling the Cash Management Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days’ notice. Generally, the Cash Management Portfolio attempts to invest in instruments having a one-day notice provision. In connection with variable amount master demand note arrangements, the Manager monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Manager also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by NRSROs and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which a Portfolio may invest. Variable amount master demand notes are considered to have a maturity equal to the repayment notice period unless the Manager has reason to believe that the borrower could not make timely repayment upon demand.
Each Portfolio, except the Mid Cap Value, International Equity, Stock, Small Cap and the Seasons Managed Allocation Portfolios, may invest in variable amount demand master notes.
Corporate Bonds and Notes. A Portfolio may purchase corporate obligations that mature or that may be redeemed in 397 days or less. These obligations originally may have been issued with maturities in excess of such period. The Cash Management Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by any two or more NRSRO or one NRSRO if only one NRSRO has rated the security. See the “Appendix” for a description of the ratings.
Each Portfolio, except the Small Cap and Seasons Managed Allocation Portfolios, may invest in corporate obligations maturing in 397 days or less.
Government Securities. Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities.
Repurchase Agreements. Each Portfolio may invest in repurchase agreements. A Portfolio will enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Manager, subject to the guidance of the Board. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio’s money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined, and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Board has established guidelines to be used by the Manager in connection with transactions in repurchase agreements and will regularly monitor each Portfolio’s use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% (10% with respect to the Cash Management Portfolio) of the value of its net assets. However, repurchase agreements having a maturity of seven days or less for temporary defensive purposes are not subject to the limits on illiquid securities.
Mortgage-Backed Securities include investments in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.
The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.
Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.
The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:
GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.
GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the Farmers Home Administration (“FmHA”), or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.
The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.
FHLMC Certificates. The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.
GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.
FNMA Certificates. The FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.
Other types of mortgage-backed securities include:
Conventional Mortgage Pass-Through Securities (“Conventional Mortgage Pass-Throughs”) represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits “REMICs”) and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.
The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.
Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.
Collateralized Mortgage Obligations (“CMOs”) are fully collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.
Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as “sequential pay” CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, “parallel pay” CMOs. Parallel pay CMOs are those that are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.
Each Portfolio may invest in CMOs.
Stripped Mortgage-Backed Securities (“SMBSs”) are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs have greater market volatility than other types of U.S. government securities in which a Portfolio invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio’s yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio’s net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Board may be considered liquid securities not subject to a Portfolio’s limitation on investments in illiquid securities.

Asset-Backed Securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.
Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
U.S. Treasury Inflation Protection Securities are issued by the United States Department of Treasury (“Treasury”) with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (“CPI-U”). The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date. Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.
The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month. Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury’s payment obligations on the inflation-protection security that need that month’s CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.
Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS (Separate Trading of Registered Interest and Principal securities) components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.
Loan Participations and Assignments include investments in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, a Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by the Manager to be creditworthy. When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its net asset value.
The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities, as described above.
Short Sales are effected by selling a security that a Portfolio does not own. Certain Portfolios may engage in short sales “against the box”. A short sale is “against the box” to the extent that a Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A short sale against the box of an “appreciated financial position” (e.g., appreciated stock) generally is treated as a sale by the Portfolio for federal income tax purposes. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its total assets would be subject to such short sales. A Portfolio may also engage in “naked” short sales. In a naked short transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. When a Portfolio makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Portfolio replaces the borrowed securities. To deliver the securities to the buyer, a Portfolio will need to arrange through a broker to borrow the securities and, in so doing, a Portfolio will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Portfolio may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. Until a Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or other liquid securities, at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested. The Cash Management and the Seasons Managed Allocation Portfolios will not enter into short sales.

Inverse Floaters are leveraged inverse floating rate debt instruments. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of a Portfolio’s limitation on investments in such securities.
Illiquid Securities. Each of the Portfolios may invest no more than 15% (10% in the case of the Cash Management Portfolio) of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements that have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of “Rule 144A securities,” as described herein).
In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. SunAmerica or the Manager, as the case may be, will monitor the liquidity of such restricted securities subject to the supervision of the Trustees of the Trust. In reaching liquidity decisions, SunAmerica or the Manager, as the case may be, will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (ii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
Commercial paper issues in which a Portfolio may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Cash Management Portfolio’s 10% limitation on investments in illiquid securities includes Section 4(2) paper that the Manager has determined to not be liquid pursuant to guidelines established by the Trustees. The Portfolio’s Board delegated to the Manager the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Board that require the Manager to take into account the same factors described above for other restricted securities and require the Manager to perform the same monitoring and reporting functions.

Currency Volatility. The value of a Portfolio’s foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of a Portfolio’s non-U.S. dollar denominated securities.
Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.
Derivatives. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, swaps, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over-the-counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.
REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of credit extended. Equity and Mortgage REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from registration under the 1940 Act. Changes in interest rates may also affect the value of the debt securities in the Portfolio’s portfolio. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expense of the Portfolio, but also, indirectly, similar expenses of the REITs, including compensation of management.
Floating Rate Obligations have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). The Manager considers floating rate obligations to be liquid investments because a number of U.S. and foreign securities dealers make active markets in these securities.
Variable Rate Demand Notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. Additionally, the Cash Management Portfolio also may invest in participation VRDNs, which provide the Portfolio with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchaser of VRDNs will meet applicable diversification and concentration requirements.
When-Issued and Delayed-Delivery Securities. When-issued or delayed-delivery transactions call for the purchase or sale of securities at an agreed-upon price on a specified future date. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.
A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)
To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.
When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. An example of a when-issued or delayed delivery security is a “to be announced” or “TBA” mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date, with no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.
Forward Commitments. A Portfolio may make contracts to purchase or sell eligible securities for a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that a Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. A Portfolio will segregate cash or other liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a future commitment basis. At the time a Portfolio makes a commitment to purchase or sell a security, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.
During the period between commitment by a Portfolio and settlement, no payment is made by the purchaser, and typically no interest accrues to the purchaser from the transaction, although a Portfolio may earn income on securities it has segregated. At settlement, the value of the securities may be more or less than the purchase price.
When purchasing a security on a forward commitment basis, a Portfolio assumes the risks of ownership of the security, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for the security until settlement, these risks are in addition to the risks associated with the Portfolio’s other investments. If the Portfolio remains substantially fully invested at a time when forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When the Portfolio has sold a security on a forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to the transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.
Hybrid Instruments, including indexed or structured securities and exchange traded funds (“ETFs”), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, a Portfolio that so invests will limit its investments in Hybrid Instruments to 10% of its total assets.
Hybrid Instruments include:
Structured Investments which are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of this type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.
Other Investment Companies. The Portfolios may invest in securities of other investment companies (including ETFs such as SPDRs, DIAMONDS, Nasdaq 100 Shares and iSharesSM) subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on a Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of investment companies. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
The International Equity Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specific foreign regions.
Swaps, Caps, Floors and Collars. Entering into interest-rate swaps or mortgage swaps or purchasing interest-rate caps, floors or collars is often done to protect against interest rate fluctuations and hedge against fluctuations in the fixed income market. A Portfolio will generally enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest-rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating-rate payments for fixed-rate payments). Since interest-rate swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their respective portfolio investments and their interest-rate positions. Portfolios will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive, if any. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest-rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Portfolios will not enter into any mortgage swap, interest-rate swap, cap or floor transaction unless the unsecured commercial paper, senior debt, or the claims paying ability of the other party thereto is rated either AA or A-1 or better by Standard & Poor’s Rating Services, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) or Aa or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”), or is determined to be of equivalent quality by the applicable Manager.
Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.
The Asset Allocation: Diversified Growth Portfolio is permitted to invest up to 5% of the Portfolio’s total assets in interest rate swaps and up to 5% of the Portfolio’s total assets in exchange traded futures on swaps, provided however, that (1) a maximum of 25% of the total assets of the fixed income portion of the Portfolio may comprise the net notional amount of the aggregate investments in interest rate swaps and exchange traded futures on swaps; (2) each interest rate swap or exchange traded future on swap transaction engaged in by the Portfolio must be collateralized; and (3) the investment bank that is counterparty to the Portfolio in each transaction must be rated AA by Moody’s or a comparable rating.
Equity Swaps are typically entered into for the purpose of investing in a market without owning or taking physical custody of securities in various circumstances where direct investment in the securities is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps contracts may be structured in different ways. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Portfolio may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount. In other cases, the counterparty and the Portfolio may agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).
A Portfolio will generally enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payment that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or other liquid securities in an amount having an aggregate net asset value at least equal to the accrued excess of the Portfolio’s obligations over its entitlements with respect to each equity swap. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Portfolio’s potential expenses, as permitted by applicable law, the Portfolio believes that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.
IPO Investing. IPO investment consists of a Portfolio’s purchase of shares issued as part of, or a short period after, companies’ initial public offerings (“IPOs”). A portion of the Portfolio’s return may be attributable to the Portfolio’s investment in IPOs. IPO risk involves the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.
Interfund Borrowing and Lending Program. The Trust has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for comparable transaction. In addition, a Portfolio may participate in the program only if and the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.
Securities Lending. Consistent with applicable regulatory requirements, each Portfolio, except the Cash Management Portfolio, may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Manager to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each such Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.
Since voting or consent rights accompany loaned securities pass to the borrower, each such Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio’s investment in the securities that are the subject of the loan.
Borrowing. As a matter of fundamental policy each Portfolio is authorized to borrow up to 33% (and the Cash Management Portfolio up to 5%) of its total assets for temporary or emergency purposes.
To the extent a Portfolio borrows for investment purposes, borrowing creates leverage which is a speculative characteristic. This practice may help increase the net asset value of the assets allocated to these Portfolios in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the value of the Portfolio’s assets would be reduced by a greater amount than would otherwise be the case. The effect of leverage will therefore tend to magnify the gains or losses to the Portfolio as a result of investing the borrowed monies. During periods of substantial borrowings, the value of the Portfolio’s assets would be reduced due to the added expense of interest on borrowed monies. Each of such Portfolios is authorized to borrow, and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); provided that, with respect to the Multi-Managed Seasons Portfolios such limitation will be calculated with respect to the net assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio. The time and extent to which the component or Portfolios may employ leverage will be determined by the respective Manager in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board.

Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio’s assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio’s assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio’s assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio’s assets increase or decrease in value than would otherwise be the case. A Portfolio’s policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.
Reverse Repurchase Agreements may be entered into with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Manager to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or other liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio’s repurchase obligation, and the Portfolio’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are covered with segregated securities are not considered to be borrowings and are, therefore, not subject to the percentage limitations on borrowings. Each Portfolio, except the Asset Allocation: Diversified Growth, Mid Cap Value, Stock, Small Cap and the Seasons Managed Allocation Portfolios, may enter into reverse repurchase agreements. See “Investment Restrictions.”
Roll Transactions involve the sale of mortgage or other asset-backed securities (“roll securities”) with the commitment to purchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the roll securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will enter only into covered rolls. Because “roll” transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.
Roll transactions involve certain risks, including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio’s right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument that the Portfolio is required to repurchase may be worth less than an instrument that the Portfolio originally held. Successful use of roll transactions will depend upon the Manager’s ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.
Standby Commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Manager may rely upon its evaluation of a bank’s credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised, the fact that standby commitments are not marketable by the Portfolios, and the possibility that the maturities of the underlying securities may be different from those of the commitments.
Warrants give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments can generally provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.
Non-Diversified Status. All Portfolios except the Asset Allocation: Diversified Growth, Stock, Diversified Fixed Income, Strategic Fixed Income and Cash Management Portfolios are “non-diversified” investment companies. As a result, under the 1940 Act, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios would still have to meet quarterly diversification requirements under the Code in order for the Portfolios to qualify as a regulated investment company. As a result of the Code’s diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.
Foreign Securities. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Each Portfolio, other than the Cash Management Portfolio, is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.
Foreign securities, include among other things, American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Trust’s custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio’s investment policies, the Portfolio’s investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio, other than the Cash Management Portfolio, also may invest in securities denominated in European Currency Units (“ECUs”). An ECU is a “basket” consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio, other than the Cash Management Portfolio, may invest in securities denominated in other currency “baskets.”

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.
The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.
Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of the Portfolios’ shares may change on days when a shareholder will not be able to purchase or redeem shares.
Passive Foreign Investment Companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolios must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that the Portfolios recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Unseasoned Issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.
Options and Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy (“call”) or sell (“put”) a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc., at a specified future date and price. Options and Futures (defined herein) are generally used for either hedging or income enhancement purposes.
Options may either be purchased or written (i.e., sold). A call option written by a Portfolio obligates a Portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. After any such sales up to 25% of a Portfolio’s total assets may be subject to calls. All call options written by a Portfolio must be “covered,” which means that a Portfolio will own the securities subject to the option as long as the option is outstanding. The purpose of writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Portfolio obligates a Portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Portfolio must be “covered,” which means that the Portfolio will segregate cash, liquid assets or other suitable cover as permitted by the SEC, with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a Portfolio. However, in return for the option premium, a Portfolio accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
The following is more detailed information concerning options, futures and options on futures:
Options on Securities. When a Portfolio writes (i.e., sells) a call option (“call”) on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.
To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.
When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.
A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.
When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the

Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).
Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower quality securities). Such protection is provided only during the life of the spread option.
Options on Foreign Currencies. Puts and calls are also written and purchased on foreign currencies. A call written on a foreign currency by a Portfolio is “covered” if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is “covered” if the Portfolio segregates cash or other liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or other liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.
As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Portfolio’s position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.
Options on Securities Indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio’s exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
Yield Curve Options. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent not anticipated. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. A Portfolio that may enter into yield curve options transactions will cover such transactions as described above.
Futures. Interest rate futures contracts, interest rate swaps futures, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, “Futures”) are used primarily for hedging purposes and from time to time for income enhancement. Upon entering into a Futures transaction, a Portfolio will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “futures broker”). Futures are also often used to adjust exposure to various equity or fixed income markets or as a substitute for investments in underlying cash markets. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.
Interest rate futures contracts are purchased or sold generally for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.
Interest rate swap futures are futures contracts on 10-year interest rate swaps (“Swap Futures”), introduced by the Chicago Board of Trade in October 2001, which enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S., dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.
The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed rate payments at a 6% annual rate for floating rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.
The structure of Swaps Futures blends certain characteristics of existing OTC swaps and futures products. Unlike most swaps traded in the OTC market that are so-called “par” swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is no counterparty or default risk, although, like all futures contracts, the Portfolio could experience delays and/or losses associated with the bankruptcy of a broker through which the Portfolio engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which is described above.
Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.
Foreign currency futures contracts are generally entered into for hedging or income enhancement purposes to attempt to protect a Portfolio’s current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. For example, a Portfolio may sell futures contracts on a foreign currency when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.
Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.
Options on Futures include options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts.
The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium that provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on Futures positions, a Portfolio’s losses from exercised options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.
A Portfolio may purchase options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.
Limitations on Entering into Futures Contracts. Each Portfolio has an operating policy which provides that it will not enter into Futures contracts or write put or call options with respect to Futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Portfolios base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Portfolio segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures contracts that are not contractually required to “cash-settle,” each Portfolio covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures contracts that are contractually required to “cash-settle,” however, each Portfolio sets aside liquid assets in an amount equal to that Portfolio’s daily marked-to-market (net) obligation (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Portfolio may employ leverage to a greater extent than if the Portfolio has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
Forward Foreign Currency Exchange Contracts (“Forward Contracts”) involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Institutions that deal in forward currency contracts, however, are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. No price is paid or received upon the purchase or sale of a Forward Contract. Portfolios may use Forward Contracts to reduce certain risks of their respective investments and/or to attempt to enhance return.
Each of the Portfolios except the Cash Management Portfolio may invest in Forward Contracts consistent with their respective investment goals and investment strategies. To the extent that a substantial portion of a Portfolio’s total assets, adjusted to reflect the Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.
Forward Contracts are generally used to protect against uncertainty in the level of future exchange rates, although they may be used to enhance returns. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
Forward Contracts may also be entered into with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.
Forward Contracts are also used to lock in the U.S. dollar value of portfolio positions (“position hedge”). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated (“cross-hedging”). Another example of a cross-hedge may involve a Portfolio entering into a Forward Contract to sell a fixed Euro amount and to enter into a Forward Contract to buy a fixed amount of a different currency. A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated (“proxy hedging”).
The Portfolios will cover outstanding Forward Contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or other liquid securities having a value equal to the aggregate amount of the Portfolio’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio’s commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.
The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.
At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.
The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
New Developments. In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.

Portfolio Trading. A Portfolio may engage in portfolio trading when it is believed by the Manager that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.
Special Situations. As described in the Prospectus, certain Portfolios may invest in “special situations.” A special situation arises when, in the opinion of a Manager, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.
In addition, each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and SAI, as appropriate, will be amended or supplemented as appropriate to discuss any such new investments.
Supplemental Information About Derivatives and Their Use
The Trust’s custodian, or a securities depository acting for the custodian, will act as each Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio’s entering into a closing transaction.
An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio’s control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio’s net asset value being more sensitive to changes in the value of the underlying investments.
In the future, each Portfolio may employ derivatives and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio’s investment objectives, legally permissible and adequately disclosed.
Regulatory Aspects of Derivatives. Each Portfolio that utilizes such instruments must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the “CFTC Rule”) adopted by the CFTC under the Commodity Exchange Act (the “CEA”), which excludes the Portfolio from registration with the CFTC as a “commodity pool operator” (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio’s assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio’s existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.
Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or other liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.
Possible Risk Factors in Derivatives. Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Manager’s predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions, which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.
If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Manager then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss that is not offset by a reduction in the price of the debt securities purchased.
Supplemental Information Concerning High-Yield, High-Risk Bonds and Securities Ratings.
High-Yield, High-Risk Bonds may present certain risks, which are discussed below:
Sensitivity to Interest Rate and Economic Changes. High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio’s net asset value.
Payment Expectations. High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond’s value will decrease in a rising interest rate market, as will the value of the Portfolio’s assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio’s rate of return.
Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio’s ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.
The Managers attempt to reduce these risks through diversification of the applicable Portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a high-yield bond previously acquired by a Portfolio is downgraded, the Managers, as appropriate, will evaluate the security and determine whether to retain or dispose of it.
The following are additional restrictions and/or requirements concerning the ratings of securities:
1.	The Aggressive Growth component/SunAmerica, the Stock Portfolio, and the Mid Cap Growth Portfolio may invest in debt securities rated as low as “BBB-” by Standard & Poor’s, “Baa3” by Moody’s, or unrated securities determined by the Manager to be of comparable quality.

2.	The Growth component/Janus and the International Equity Portfolio may invest up to 35% and 20%, respectively, of net assets in high-yield/high-risk securities rated below Baa3 by Moody’s or BBB- by Standard & Poor’s, or unrated bonds determined by the Manager to be of comparable quality. The Large Cap Growth Portfolio may invest up to 20% of net assets in high-yield/high-risk securities rated below Baa3 by Moody’s or BBB- by Standard & Poor’s, or unrelated bonds determined by the Manager to be of comparable quality.

3.	The Balanced component/Lord Abbett/SunAmerica may invest up to 15% of total assets in the component in securities rated below Baa3 by Moody’s of BBB- by Standard & Poor’s (or, in each case, if not rated, determined by the Manager to be of comparable quality).

4.	The Fixed Income component/Wellington Management may invest up to 20% of its assets in securities rated below Baa3 by Moody’s or BBB- by Standard & Poor’s and no more than 10% of its assets in bonds rated as low as C by Moody’s or D by Standard & Poor’s (or, in each case, if not rated, determined by the Manager to be of comparable quality).

5.	The Large Cap Composite Portfolio (up to 15%) and the Large Cap Value Portfolio (up to 10%) may invest in debt securities rated below investment grade (i.e., below “BBB-” by Standard & Poor’s or below “Baa3” by Moody’s) or, if unrated, determined by the Manager to be of equivalent quality.

6.	The Asset Allocation: Diversified Growth Portfolio may invest up to 20% of its total assets in securities rated below Baa3 by Moody’s or BBB- by Standard & Poor’s, including no more than 5% of its total assets in bonds rated at the time of purchase below Caa by Moody’s or CCC by Standard & Poor’s (or, in each case, if not rated, determined by the Manager to be of comparable quality).

7.	The Small Cap Portfolio, the Mid Cap Value Portfolio, and the Diversified Fixed Income Portfolio may invest up to 20% of their respective assets in securities rated below Baa3 by Moody’s or BBB- by Standard & Poor’s and no more than 10% of their respective assets in bonds rated as low as C by Moody’s or D by Standard & Poor’s. In addition, the portion of the Large Cap Growth Portfolio managed by Janus may invest up to 20% of the assets allocated to it in securities rated below Baa by Moody’s or BBB by Standard & Poor’s; and the portion of the Large Cap Growth and Mid Cap Value Portfolios allocated to Goldman Sachs Asset Management L.P. (“GSAM”) and the portion of the International Equity Portfolio allocated to Goldman Sachs Asset Management-International (“GSAM International”) may invest no more than 10% of the assets allocated to it in bonds rated as low as C by Moody’s or D By Standard & Poor’s. The Strategic Fixed Income Portfolio may invest up to 75% of its assets in investments which may be considered to have credit quality below investment grade as determined by internationally recognized credit rating agency organizations, such as Moody’s and Standard & Poor’s. In each case, securities that are not rated will be subject to the percentage limitations of securities determined by the Manager to be of comparable quality as stated herein.

8.	The Cash Management Portfolio currently invests only in instruments rated in the highest rating category by Moody’s and Standard & Poor’s or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

9.	The Focus Growth Portfolio currently invests only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor’s and Moody’s or in instruments issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

10.	The Focus Growth Portfolio, Focus TechNet Portfolio and Focus Growth and Income Portfolio may invest up to 20% of their respective total assets in debt securities that the Managers expect to have the potential for capital appreciation, including debt securities rated below “BBB” by Standard & Poor’s, or “Baa” by Moody’s, or, if unrated, determined by the Managers to be of equivalent quality (junk bonds).

11.	The Focus Value Portfolio will limit its investments in debt securities to primarily “investment-grade” obligations. The Portfolio may invest up to 5% of its assets in “high-yield” securities.
INVESTMENT RESTRICTIONS
The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio’s outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.
Each Portfolio may not:
1.	With respect to each of the Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Diversified Fixed Income Portfolio, Strategic Fixed Income Portfolio and Cash Management Portfolio, invest more than 5% of the Portfolio’s total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

2.	With respect to each of the Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Diversified Fixed Income Portfolio, Strategic Fixed Income Portfolio and Cash Management Portfolio, as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer.

3.	Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, except that the Focus TechNet Portfolio may invest over 25% of its total assets in the securities of issuers in the technology industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, the Cash Management Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. The gas, electric, water and telephone businesses will be considered separate industries. The Focus TechNet Portfolio invests primarily in the securities of issuers in the technology sector and therefore is not subject to the 25% limitation on industry concentration with respect to any industry within the technology sector.

4.	Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

5.	Purchase or sell commodities or commodity contracts, except to the extent that each Portfolio may do so in accordance with applicable law and the Portfolio’s Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase Hybrid Instruments.

6.	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

7.	Borrow money, except that (i) each Portfolio may borrow in amounts up to 33% (5% in the case of the Cash Management Portfolio) of its total assets for temporary or emergency purposes, (ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/Aggressive Growth component, and the Large Cap Growth Portfolio, Large Cap Composite Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio and Strategic Fixed Income Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/Aggressive Growth component of such Multi-Managed Seasons Portfolio), (iii) the Focus Growth Portfolio, Focus TechNet Portfolio, Focus Growth and Income Portfolio and Focus Value Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iv) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

8.	Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

9.	Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

10.	Purchase securities on margin.

11.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

12.	Sell securities short, including short sales “against the box” (i.e., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.

13.	Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law; and (ii) that Janus and T. Rowe Price may invest uninvested cash balances of their respective component of each Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

14.	Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% (10% in the case of the Cash Management Portfolio) of a Portfolio’s net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

In addition to the foregoing, the Cash Management Portfolio has adopted the following non-fundamental policy (which may be changed by the Board without shareholder approval). Under this restriction, the Cash Management Portfolio may not invest more than 5% of its assets (measured at the time of purchase) in the securities of any one issuer (other than the U.S. government); provided, however, that the Cash Management Portfolio may invest, as to 25% of its assets, more than 5% of its assets in certain high quality securities (in accordance with Rule 2a-7 under the 1940 Act) of a single issuer for a period of up to three business days. Notwithstanding, fundamental investment restriction Number 1 above, in order to comply with Rule 2a-7 under the 1940 Act, the Cash Management Portfolio has adopted this more restrictive policy.
TRUST OFFICERS AND TRUSTEES
The trustees and executive officers of the Trust, their business addresses, ages and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is One SunAmerica Center, Los Angeles, California 90067-6022.

				NUMBER OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND
	POSITIONS	OFFICE AND	OCCUPATION(S)	COMPLEX
NAME, ADDRESS AND	HELD WITH	LENGTH OF	DURING PAST 5	OVERSEEN BY	OTHER DIRECTORSHIPS
DATE OF BIRTH	TRUST	TIME SERVED[1]	YEARS	TRUSTEE [2]	HELD BY TRUSTEE [3]
INDEPENDENT TRUSTEES
GARRETT F. BOUTON DOB: October 19, 1944	Trustee	March 2007-Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003) .	59	Director, The LECG Company (consulting services) ( 2006-Present).

CARL D. COVITZ [4] DOB: March 31, 1939	Trustee	February 2001- Present	Owner and President, Landmark Capital, Inc. (securities broker/dealer) (1973-Present).	59	Director, Arden Realty, Inc. (1995-Present).

JANE JELENKO DOB: August 19, 1948	Trustee	September 2006- Present	Retired; Senior Advisor (2003-Present) and Management Consultant (1977-2003) Bearingpoint, Inc. (formerly KPMG, LLP)	59	None

GILBERT T. RAY DOB: September 18, 1944	Trustee	February 2001- Present	Retired Partner, O’Melveny & Myers LLP (2000-Present); and Attorney (1972-2000) thereof.	59	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (2002-Present); Director, Watts, Wyatt & Company (services — management consulting services) (2000-Present); Director, IHOP Corp. (2004-Present); Director, Diamond Rock Hospitality 2005-Present).

ALLAN L. SHER DOB: October 19, 1931	Trustee	January 1997-Present	Retired, Brokerage Executive (1992-Present)).	59	Director, Bowl America Incorporated (1997-Present).

BRUCE G. WILLISON DOB: October 16, 1948	Trustee and Chairman	February 2001- Present	Dean, Anderson School at UCLA (1999-2005); Former Dean and Professor of Management (2006-Present).	59	Director, Indy Mac Bancorp (2005-Present); Director, Move, Inc. (real estate agents & managers) (2003-Present); Director, Healthnet International, Inc. (business services) (since 2000).

INTERESTED TRUSTEE

NUMBER OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND
	POSITIONS	OFFICE AND	OCCUPATION(S)	COMPLEX
NAME, ADDRESS AND	HELD WITH	LENGTH OF	DURING PAST 5	OVERSEEN BY	OTHER DIRECTORSHIPS
DATE OF BIRTH	TRUST	TIME SERVED[1]	YEARS	TRUSTEE [2]	HELD BY TRUSTEE [3]

JANA W. GREER [5] DOB: December 30, 1951	Trustee	February 2001- Present	President, AIG SunAmerica Retirement Markets, Inc. (1996-Present), Executive Vice President and Director, AIG SunAmerica, Inc.; AIG SunAmerica Life Assurance Co (2002-Present); Executive Vice President, AIG First SunAmerica Life Assurance Co. (2006-Present).	59	None

1	Trustees serve until their successors are duly elected and qualified.

2	Fund Complex includes the Trust (24 portfolios), AIG Series Trust (2 funds), SunAmerica Series Trust (35 portfolios), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG Retirement Company I (formerly, VALIC Company I) (33 funds), AIG Retirement Company II (formerly, VALIC Company II) (15 funds), AIG SunAmerica Focused Alpha Growth Fund, Inc. (1 fund) and AIG SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).

3	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

4	Mr. Covitz owns passive limited partnership interests in certain private investment funds for which Wellington Management or its affiliates serve as manager and general partner.

5	Ms. Greer is considered to be an Interested Trustee, as defined in the 1940 Act, because she serves as President of AIG SunAmerica Retirement Markets, Inc. and Executive Vice President of AIG Retirement Services, Inc., affiliates of SunAmerica, the investment adviser and manager (as defined herein.)
OFFICERS

NUMBER OF
PORTFOLIOS
			PRINCIPAL	IN FUND	OTHER
	POSITIONS		OCCUPATION(S)	COMPLEX	DIRECTORSHIPS
NAME, ADDRESS AND	HELD WITH	LENGTH OF	DURING PAST 5	OVERSEEN BY	HELD BY
DATE OF BIRTH	TRUST	TIME SERVED[1]	YEARS	TRUSTEE	TRUSTEE
JOHN T. GENOY* AIG SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: November 8, 1968	President and Principal Executive Officer	2007-Present	Chief Financial Officer, AIG SAAMCo (April 2002-Present); Senior Vice President, AIG SAAMCo (June 2003-Present); Chief Opperating Officer, AIG SAAMCo (July 2006-Present).	N/A	N/A

OFFICERS

NUMBER OF
PORTFOLIOS
			PRINCIPAL	IN FUND	OTHER
	POSITIONS		OCCUPATION(S)	COMPLEX	DIRECTORSHIPS
NAME, ADDRESS AND	HELD WITH	LENGTH OF	DURING PAST 5	OVERSEEN BY	HELD BY
DATE OF BIRTH	TRUST	TIME SERVED[1]	YEARS	TRUSTEE	TRUSTEE
DONNA M. HANDEL AIG SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: June 25, 1966	Treasurer and Principal Financial Officer	2002 -Present	Senior Vice President, AIG SAAMCo (December 2004-Present); Vice President, AIG SAAMCo (August 1996-December 2004)	N/A	N/A

NORI L. GABERT AIG SAAMCo 2929 Allen Parkway Houston, Texas 77019 DOB: August 15, 1953	Vice President and Secretary	2005 -Present	Vice President and Deputy General Counsel, AIG SAAMCo (2001-Present).	N/A	N/A

GREGORY N. BRESSLER AIG SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: November 17, 1966	Vice President and Assistant Secretary	2005-Present	Senior Vice President and General Counsel, AIG SAAMCo (June 2005-Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (June 2004-June 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (June 2002-June 2004).	N/A	N/A

GREGORY R. KINGSTON AIG SAAMCo 2929 Allen Parkway Houston, Texas 77019 DOB: January 18, 1966	Vice President and Assistant Treasurer	2001-Present	Vice President, AIG SAAMCo (2001-Present).	N/A	N/A

CYNTHIA SKREHOT AIG SAAMCo 2929 Allen Parkway Houston, Texas 77019 DOB: December 6, 1969	Vice President and Chief Compliance Officer (“CCO”)	2002-Present	Vice President, AIG SAAMCo and The Variable Annuity Life Insurance Co. (August 2002-March 2007).	N/A	N/A

MATTHEW J. HACKENTHAL AIG SAAMCo Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311 DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006-Present	Senior Compliance Manager, AIG SAAMCo (2006-Present); Vice President, CSAM (2001- 2006; Chief Compliance Officer, Credit Suisse Alternative Funds (2005-2006; CCO, Credit Suisse Asset Management Securities, Inc. (2004- 2005).	N/A	N/A

*	On December 13, 2007, John T. Genoy was elected President and Chief Executive Officer of the Trust.

[1]	Each officer is elected by and serves at the pleasure of the Board of Trustees.
     The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on directors/trustees of investment companies by the 1940 Act and under the Trust’s Declaration of Trust. The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of AIG SAAMCo or its affiliates. Prior to January 1, 2008, an annual fee of $86,000, plus $2,500 for each regularly scheduled meeting attended and expenses are paid to each Trustee who is not an officer or employee of AIG SunAmerica Life Assurance Company or its affiliates for attendance at meetings of the Board.

Trustees will be compensated for participation telephonically at the regularly scheduled Board Committee Meetings, but only if such participation is the first such participation via telephone in the calendar year, otherwise, no attendance fee will be paid. For participation in telephonic meetings or in-person meetings that are not considered part of the regularly scheduled Board or Board Committee Meetings, a participation fee of $2,500 will be paid. The Independent Chairman shall receive an additional retainer fee of $50,000 and the Audit Committee chair shall receive an additional retainer of $10,000. Effective January 1, 2008, Independent Trustees receive an annual retainer of $120,000 (the Chairman receives an additional $67,500 annual retainer) and $2,500 meeting fee (for regular or special meetings). The Audit Committee chair receives an additional $12,500 annual retainer. These expenses are allocated on the basis of the relative net assets of each Portfolio of the Annuity Funds. All other Trustees receive no remuneration from the Trust.
In addition, each Independent Trustee also serves on the Audit Committee, Ethics Committee, and the Nomination and Governance Committee of the Board. The Trust’s Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust’s independent accountants, the results of their year-end audits and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review, the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year. Members of the Audit Committee serve without compensation. For the fiscal year ended March 31, 2008, the Audit Committee held three meetings.
The Trust’s Nomination and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nomination and Governance Committee does not normally consider candidates proposed by shareholders for election of Trustees. Members of the Nomination and Governance Committee serve without compensation. For the fiscal year ended March 31, 2008, the Nomination and Governance Committee held three meetings.
The Trust’s Ethics Committee is responsible for issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers, as well as any material compliance matters arising under Rule 38a-1 policies and procedures as approved by the Board. For the fiscal year ended March 31, 2008, the Ethics Committee held one meeting.
As of June 30, 2008, the officers and Trustees as a group owned an aggregate of less than 1% of the outstanding shares of each class of each Portfolio of the Trust.
TRUSTEE OWNERSHIP OF TRUST SHARES
The following table shows the dollar range of shares beneficially owned by each Trustee.
Independent Trustees

		Aggregate Dollar Range of Equity
		Securities in All Registered
	Dollar Range of Equity Securities	Investment Companies Overseen
Name of Trustee	in the Trust[1]	by Trustee in Family[2]
Garret F. Bouton	0	0
Carl D. Covitz	0	0
Jane Jelenko	0	0
Gilbert T. Ray	0	0
Allan L. Sher	0	0
Bruce G. Willison	0	0

[1]	Includes the value of shares beneficially owned by each Trustee as of December 31, 2006.

[2]	Includes the Trust (24 portfolios) and SunAmerica Series Trust (35 portfolios).

Interested Trustee

		Aggregate Dollar Range of Equity
		Securities in All Registered
	Dollar Range of Equity Securities	Investment Companies Overseen
Name of Trustee	in the Trust	by Trustee in Family
Jana W. Greer	0	0
As of December 31, 2007, no Independent Trustees nor any of their immediate family members owned beneficially or of record any securities in the Adviser or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
The following table sets forth information summarizing the compensation of each of the Trustees for his/her services as Trustee for the fiscal year ended March 31, 2008.
Compensation Table

		Pension or
	Aggregate	Retirement	Total Compensation
	Compensation	Benefits Accrued as	from Trust and Fund
	from	Part of Trust	Complex Paid to
Trustee	Trust	Expenses	Trustees*
Garrett F. Bouton	$32,962.87	N/A	$112,000.00
Carl D. Covitz	$36,411.83	N/A	$124,500.00
Jane Jelenko	$36,411.83	N/A	$124,500.00
Gilbert T. Ray	$35,970.30	N/A	$122,000.00
Allan L. Sher	$39,568.26	N/A	$135,125.00
Bruce G. Willison	$52,573.23	N/A	$178,875.00

*	Includes SunAmerica Series Trust and Seasons Series Trust.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. SunAmerica is a wholly-owned subsidiary of AIG, the leading U.S.-based international insurance organization.
AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG’s primary activities include both general and life insurance operations. Other significant activities include financial services, retirement savings and asset management.
The Agreement provides that SunAmerica shall act as investment adviser to the Trust, manage the Trust’s investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SunAmerica’s officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent legal counsel and independent accountants, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and distributing prospectuses and statements of additional information, expenses of annual and special shareholders’ meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of SunAmerica or its affiliates, membership dues in the Investment Company Institute or any similar organization, all taxes and fees to federal, state or other governmental agencies, insurance premiums and extraordinary expenses such as litigation expenses.

The Agreement, after initial approval with respect to each Portfolio, continues in effect for a period of two years, in accordance with its terms, unless terminated, and thereafter may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that it may be terminated by either party without penalty upon the specified written notice contained in the Agreement. The Agreement also provides for automatic termination upon assignment.
At a meeting held on December 13, 2006, the Board, including the Independent Trustees, approved the existing Agreement with SunAmerica with respect to each Portfolio.
Under the terms of the Agreement, SunAmerica is not liable to the Trust, or to any other person, for any act or omission by it or for any losses sustained by the Trust or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
As compensation for its services, SunAmerica receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the following annual rates:

Portfolio	Advisory Fee (as a percentage of Assets)
Multi-Managed Growth Portfolio*	First $250 million	0.89%
	Next $250 million	0.84%
	Over $500 million	0.79%
Multi-Managed Moderate Growth Portfolio*	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
Multi-Managed Income/Equity Portfolio*	First $250 million	0.81%
	Next $250 million	0.76%
	Over $500 million	0.71%
Multi-Managed Income Portfolio*	First $250 million	0.77%
	Next $250 million	0.72%
	Over $500 million	0.67%
Asset Allocation: Diversified Growth Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
Stock Portfolio*	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
Large Cap Growth Portfolio	First $250 million	0.80%
	Next $250 million	0.75%
	Over $500 million	0.70%
Large Cap Composite Portfolio	First $250 million	0.80%
	Next $250 million	0.75%
	Over $500 million	0.70%
Large Cap Value Portfolio	First $250 million	0.80%
	Next $250 million	0.75%
	Over $500 million	0.70%
Mid Cap Growth Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
Mid Cap Value Portfolio	First $250 million	0.85%
	Next $250 million	0.80%
	Over $500 million	0.75%
Small Cap Portfolio	First $250 million	0.85%

Portfolio	Advisory Fee (as a percentage of Assets)
	Next $250 million	0.80%
	Over $500 million	0.75%
International Equity Portfolio	First $250 million	0.95%
	Next $250 million	0.90%
	Over $500 million	0.85%
Diversified Fixed Income Portfolio	First $200 million	0.70%
	Next $200 million	0.65%
	Over $400 million	0.60%
Strategic Fixed Income Portfolio	First $200 million	0.80%
	Next $300 million	0.75%
	Over $500 million	0.70%
Cash Management Portfolio[1]	First $100 million	0.475%
	Next $400 million	0.450%
	Next $500 million	0.425%
	Over $1 billion	0.400%
Focus Growth Portfolio*	First $250 million	1.00%
	Next $250 million	0.95%
	Over $500 million	0.90%
Focus TechNet Portfolio*	First $250 million	1.20%
	Next $250 million	1.10%
	Over $500 million	1.00%
Focus Growth and Income Portfolio*	First $250 million	1.00%
	Next $250 million	0.95%
	Over $500 million	0.90%
Focus Value Portfolio*	First $250 million	1.00%
	Next $250 million	0.95%
	Over $500 million	0.90%
Allocation Growth Portfolio		0.10%
Allocation Moderate Growth Portfolio		0.10%
Allocation Moderate Portfolio		0.10%
Allocation Balanced Portfolio		0.10%
The term “assets” means the average daily net assets of each Portfolio.

[1]	Adviser shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

*	Prior to October 2, 2006, the advisory fees for Multi-Managed Growth Portfolio, Multi-Managed Moderate Growth Portfolio, Multi-Managed Income/Equity Portfolio, Multi-Managed Income Portfolio, Stock Portfolio, Focus Growth Portfolio, Focus TechNet Portfolio, Focus Growth and Income Portfolio and Focus Value Portfolio were as follows:

Portfolio	Advisory Fee (as a percentage of Assets)
Multi-Managed Growth Portfolio	0.89%
Multi-Managed Moderate Growth Portfolio	0.85%
Multi-Managed Income/Equity Portfolio	0.81%
Multi-Managed Income Portfolio	0.77%
Stock Portfolio	0.85%
Focus Growth Portfolio	1.00%
Focus TechNet Portfolio	1.20%
Focus Growth and Income Portfolio	1.00%
Focus Value Portfolio	1.00%
The following table sets forth the total advisory fees received by SunAmerica from each Portfolio pursuant to the Agreement for the fiscal years ended March 31, 2008, 2007 and 2006.
Advisory Fees

Portfolio	2008	2007	2006
Multi-Managed Growth Portfolio	$1,394,357	$1,366,845	$1,335,379
Multi-Managed Moderate Growth Portfolio	$2,533,692	$2,470,495	$2,382,904
Multi-Managed Income/Equity Portfolio	$1,899,365	$1,913,253	$1,952,546
Multi-Managed Income Portfolio	$1,210,283	$1,248,627	$1,378,727
Asset Allocation: Diversified Growth Portfolio*	$3,182,941	$3,238,057	$3,258,014
Stock Portfolio	$2,584,857	$2,619,265	$2,641,579
Large Cap Growth Portfolio	$2,156,167	$1,704,957	$1,169,027
Large Cap Composite Portfolio	$412,266	$386,476	$344,978
Large Cap Value Portfolio	$2,888,592	$2,182,335	$1,461,756
Mid Cap Growth Portfolio	$1,468,830	$1,348,934	$1,083,422
Mid Cap Value Portfolio	$1,944,613	$1,707,367	$1,529,539
Small Cap Portfolio	$1,769,276	$1,506,900	$1,041,795
International Equity Portfolio	$4,048,541	$2,839,795	$1,575,749
Diversified Fixed Income Portfolio	$1,832,835	$1,468,414	$1,271,202
Strategic Fixed Income Portfolio	$908,180	$567,091	$257,797
Cash Management Portfolio	$515,517	$433,864	$329,280
Focus Growth Portfolio	$1,285,031	$1,177,375	$1,044,970
Focus TechNet Portfolio**	$531,179	$540,631	$551,731
Focus Growth and Income	$858,984	$781,458	$722,481
Focus Value Portfolio	$1,761,096	$1,357,547	$991,676
Allocation Growth Portfolio	$204,012	$119,493	$29,518
Allocation Moderate Growth Portfolio	$359,892	$179,418	$41,388
Allocation Moderate Portfolio	$215,287	$122,420	$34,372
Allocation Balanced Portfolio	$100,762	$60,695	$24,750

*	Effective October 1, 2005, the Adviser voluntarily agreed to, until further notice, waive 0.10% of investment advisory fees for the Asset Allocation: Diversified Growth Portfolio. For the year ended March 31, 2008, the amount of advisory fees waived were $382,244.

**	Effective October 2, 2007, the Adviser voluntarily agreed to, until further notice, waive 0.15% of investment advisory fees for the Focus TechNet Portfolio. For the year ended March 31, 2008, the amount of advisory fees waived were $27,750.

SunAmerica has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolios’ average net assets:

	Class 1	Class 2	Class 3

Large Cap Growth Portfolio	—	—	—
Large Cap Composite Portfolio	1.10%	1.25%	1.35%
Large Cap Value Portfolio	—	—	—
Mid Cap Growth Portfolio	—	—	—
Mid Cap Value Portfolio	—	—	—
Small Cap Portfolio	1.15%	1.30%	1.40%
International Equity Portfolio	1.30%	1.45%	1.55%
Strategic Fixed Income Portfolio	N/A	N/A	—
Cash Management Portfolio	—	—	—
Focus Growth Portfolio	—	—	—
Focus TechNet Portfolio	N/A	1.65%	1.75%
Focus Growth and Income Portfolio	N/A	—	—
Focus Value Portfolio	N/A	—	—
Allocation Growth Portfolio	N/A	N/A	—
Allocation Moderate Growth Portfolio	N/A	N/A	—
Allocation Moderate Portfolio	N/A	N/A	—
Allocation Balanced Portfolio	N/A	N/A	0.35%

SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio’s investors. SunAmerica may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.
For the fiscal years ended March 31, 2008, 2007 and 2006, SunAmerica voluntarily waived fees or reimbursed expenses for all classes of shares, which are not included as part of the advisory fee table as follows:

	2008	2007	2006
Large Cap Growth Portfolio	—	—	—
Large Cap Composite Portfolio	$94,121	$43,663	$48,838
Large Cap Value Portfolio	—	—	—
Mid Cap Growth Portfolio	—	—	—
Mid Cap Value Portfolio	—	—	—
Small Cap Portfolio	—	—	$60,269
International Equity Portfolio	—	$57,497	$125,226
Diversified Fixed Income Portfolio	—	—	—
Strategic Fixed Income Portfolio	—	—	—
Cash Management Portfolio	—	—	—
Focus Growth Portfolio	—	—	$62
Focus TechNet Portfolio	$13,641	$10,295	$16,936
Focus Growth and Income Portfolio	—	—	$1,057
Focus Value Portfolio	—	—	$5,804
Allocation Growth Portfolio	—	—	$11,613
Allocation Moderate Growth Portfolio	—	—	$10,987
Allocation Moderate Portfolio	—	—	$11,296
Allocation Balanced Portfolio	—	—	$11,596
Certain Portfolios had recoupments for the fiscal years ended March 31, 2008, 2007 and 2006 for all classes of shares, which are not included as part of the advisory fee table as follows:

	2008	2007	2006
Large Cap Growth Portfolio	—	$4,442	—
Large Cap Value Portfolio	—	—	—
Mid Cap Growth Portfolio	—	—	—
Mid Cap Value Portfolio	—	—	—
Small Cap Portfolio	—	$52,215	$36,841
International Equity Portfolio	—	$191,277	$66,664
Strategic Fixed Income Portfolio	—	—	$28,508
Diversified Fixed Income Portfolio	—	—	—
Cash Management Portfolio	—	—	—
Focus Growth Portfolio	—	$62	$27,750
Focus TechNet Portfolio	$26,839	$36,657	$46,853
Focus Growth and Income Portfolio	—	$1,058	$73,465
Focus Value Portfolio	—	$5,804	$76,380
Allocation Growth Portfolio	—	—	$27,209
Allocation Moderate Growth Portfolio	—	—	$27,079
Allocation Moderate Portfolio	—	—	$26,658
Allocation Balanced Portfolio	—	$14,427	$12,511
The remaining balances subject to recoupment are as follows:

	2008	2007	2006
Large Cap Growth Portfolio	—	—	—
Large Cap Composite Portfolio	$158,820	$92,500	$112,287
Large Cap Value Portfolio	—	—	—

	2008	2007	2006
Mid Cap Growth Portfolio	—	—	—
Mid Cap Value Portfolio	—	—	—
Small Cap Portfolio	—	—	$51,926
International Equity Portfolio	—	—	$135,679
Strategic Fixed Income Portfolio	—	—	—
Focus Growth Portfolio	—	—	$62
Focus TechNet Portfolio	$33,205	$27,231	$83,422
Focus Growth and Income Portfolio	—	—	$1,057
Focus Value Portfolio	—	—	$5,804
Allocation Growth Portfolio	—	—	—
Allocation Moderate Growth Portfolio	—	—	—
Allocation Moderate Portfolio	—	—	—
Allocation Balanced Portfolio	—	—	$14,427
SUBADVISORY AGREEMENTS
AIG Global Investment Corp. (“AIGGIC”), BAMCO, Inc. (“BAMCO”), ClearBridge Advisors LLC (“ClearBridge”), Columbia Management Advisors, LLC, formerly Bank of America Capital Management LLC (“CMA”), Franklin Advisers, Inc. (“Franklin Advisers”), GSAM, GSAM International, Ibbotson Associates Advisors, LLC (“Ibbotson”), Janus, J.P. Morgan Investment Management Inc. (“JPMorgan”), Lord, Abbett & Co. LLC (“Lord Abbett”), Marsico Capital Management, LLC (“Marsico”), Northern Trust Investments, N.A. (“NTI”), Putnam Investment Management, L.L.C. (“Putnam”), RCM Capital Management LLC (“RCM”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), Third Avenue Management LLC (“Third Avenue”), Thornburg Investment Management, Inc. (“Thornburg”), Wellington Management Company, LLP (“Wellington Management”) and Western Asset Management Company (“Western Asset”) act as Managers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica.
SunAmerica manages the Aggressive Growth and the fixed income portion of the Lord Abbett/SunAmerica/Balanced components of the Multi-Managed Seasons Portfolios, and portions of the Large Cap Composite Portfolio, Small Cap Portfolio, Diversified Fixed Income Portfolio and Focus TechNet Portfolio. SunAmerica may terminate any agreement with a Manager without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolios with Managers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Managers for new or existing Portfolios, change the terms of particular agreements with Managers or continue the employment of existing Managers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Manager changes.
The following chart shows the Managers to each Portfolio and Managed Component:

Portfolio Management allocated
Portfolio	among the following Managers
Multi-Managed Growth Portfolio	Janus (through Growth component/Janus)

Lord Abbett (through Balanced component/Lord Abbett/SunAmerica)

SunAmerica (through Aggressive Growth/SunAmerica component and Balanced component/Lord Abbett/SunAmerica)
Wellington Management (through Fixed Income component/Wellington Management)

Multi-Managed Moderate Growth Portfolio	Janus (through Growth component/Janus)

Lord Abbett (through Balanced component/Lord Abbett/SunAmerica)

Portfolio Management allocated
Portfolio	among the following Managers
SunAmerica (through Aggressive Growth component/SunAmerica and Balanced component/Lord Abbett/SunAmerica)

Wellington Management (through Fixed Income component/Wellington Management)

Multi-Managed Income/Equity Portfolio	Janus (through Growth component/Janus)

Lord Abbett (through Balanced component/Lord Abbett/SunAmerica)

SunAmerica (through Balanced component/Lord Abbett/SunAmerica)

Wellington Management (through Fixed Income component/Wellington Management)

Multi-Managed Income Portfolio	Janus (through Growth component/Janus)

Lord Abbett (through Balanced component/Lord Abbett/SunAmerica)

SunAmerica (through Balanced component/Lord Abbett/SunAmerica)

Wellington Management (through Fixed Income component/Wellington Management)

Asset Allocation: Diversified Income Portfolio	Putnam

Stock Portfolio	T. Rowe Price

Large Cap Growth Portfolio	AIGGIC
GSAM
Janus

Large Cap Composite Portfolio	AIGGIC
SunAmerica
T. Rowe Price

Large Cap Value Portfolio	AIGGIC
T. Rowe Price
Wellington Management

Mid Cap Growth Portfolio	AIGGIC
T. Rowe Price
Wellington Management

Mid Cap Value Portfolio	AIGGIC
GSAM
Lord Abbett

Small Cap Portfolio	AIGGIC
ClearBridge
SunAmerica

Portfolio Management allocated
Portfolio	among the following Managers
International Equity Portfolio	AIGGIC
GSAM International
Lord Abbett

Diversified Fixed Income Portfolio	AIGGIC
SunAmerica
Wellington Management

Strategic Fixed Income Portfolio	AIGGIC
Franklin Advisers
Western Asset

Cash Management Portfolio	CMA

Focus Growth Portfolio	SunAmerica
Janus
Marsico

Focus TechNet Portfolio	RCM
SunAmerica
BAMCO

Focus Growth and Income Portfolio	SunAmerica
Marsico
Thornburg

Focus Value Portfolio	NTI
Third Avenue
JPMorgan

Allocation Growth Portfolio	Ibbotson

Allocation Moderate Growth Portfolio	Ibbotson

Allocation Moderate Portfolio	Ibbotson

Allocation Balanced Portfolio	Ibbotson
Each of the other Managers, except for AIGGIC, is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the other Managers’ fees. AIGGIC, a New Jersey corporation, and is a wholly owned subsidiary of AIG and is part of AIG Investments (“AIGI”), formerly, AIG Global Investment Group. BAMCO is a wholly owned subsidiary of Baron Capital Group, Inc., which is controlled by Ronald Baron. ClearBridge is a wholly-owned subsidiary of Legg Mason Inc. CMA is a wholly-owned subsidiary of Bank of America NA, which in turn is a wholly owned banking subsidiary of Bank of America Corporation. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as Franklin Templeton Investments). GSAM is a separate operating division of Goldman, Sachs & Co., a New York limited partnership. GSAM International, London, England, is an affiliate of Goldman, Sachs & Co. Goldman Sachs Group, Inc., a public company, controls GSAM and GSAM International. Ibbotson is a wholly owned subsidiary of Ibbotson Associates, Inc. Janus is a majority-owned direct subsidiary of Janus Capital Group Inc. JPMorgan is an indirect wholly owned subsidiary of JPMorgan Chase & Co.
The following are partners of Lord Abbett: Robert P. Ball, Bruce L, Bartlett, Joan A. Binstock, Michael R. Brooks, Zane E. Brown, Patrick J. Browne, John F. Corr, Robert S. Dow, Milton J Ezrati, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Kenneth G. Fuller, Robert I. Gerber, Michael S. Goldstein, Michael A. Grant, Howard E. Hansen, Gerard E. Heffernan, Charles F. Hofer, Cinda C. Hughes, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald M. Lanzotti, Richard C. Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles P. Massare, Jr., Vincent J. McBride, Paul L. McNamara, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O’Halloran, R. Mark

Pennington, Walter H. Prahl, Michael L. Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard D. Sieling, Michael T. Smith, Jarrod R. Sohosky, Diane R. Tornejal, Christopher J. Towle and Marion Zapolin.
Marsico is a registered investment adviser formed in 1997, which as of December 14, 2007 is independently owned. NTI is a subsidiary of The Northern Trust Company. Putnam Investment Management, LLC is a wholly-owned indirect subsidiary of Putnam Investments, LLC, which is indirectly owned by Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company and is a member of the Power Financial Corporation group of companies. Power Financial Corporation, a global company with interests in the financial services industry, is a subsidiary of Power Corporation of Canada, a financial, industrial, and communications holding company. The Honorable Paul Desmarais, Sr., through a group of private holding companies which he controls, has voting control of Power Corporation of Canada. RCM is an indirect wholly owned subsidiary of Allianz SE. T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. Affiliated Managers Group, Inc. holds an indirect 60% equity interest in the business of Third Avenue. The remaining 40% of the business is held by senior management of Third Avenue, including Martin J. Whitman, as well as the children of Mr. Whitman. Thornburg is a privately held company. Wellington Management is a Massachusetts limited liability partnership. Western Asset is a wholly-owned subsidiary of Legg Mason Inc.
SunAmerica pays each Manager to the Seasons Portfolios a monthly fee with respect to each Portfolio for which such Manager performs services, computed on average daily net assets. SunAmerica has received an exemptive order that, among other things, permits the Trust to disclose to shareholders the Managers’ fees only in the aggregate for each Portfolio other than for those Portfolios managed by AIGGIC, an affiliated Manager. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Manager for each Portfolio may vary according to the level of assets of each Portfolio. For the fiscal year ended March 31, 2008, SunAmerica paid fees to the other Managers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Portfolio: Multi-Managed Growth Portfolio, 0.31%; Multi-Managed Moderate Growth Portfolio, 0.26%; Multi-Managed Income/Equity Portfolio, 0.23%; Multi-Managed Income Portfolio, 0.18%; Asset Allocation: Diversified Growth Portfolio, 0.40%; Stock Portfolio, 0.41%; Large Cap Growth Portfolio, 0.40%; Large Cap Composite Portfolio, 0.20%; Large Cap Value Portfolio, 0.31%; Mid Cap Growth Portfolio, 0.31%; Mid Cap Value Portfolio, 0.35%; Small Cap Portfolio, 0.19%; International Equity Portfolio, 0.43%; Diversified Fixed Income Portfolio, 0.14%; Strategic Fixed Income Portfolio, 0.36%; Cash Management Portfolio, 0.10%; Focus Growth Portfolio, 0.35%; Focus TechNet Portfolio, 0.47%; Focus Growth and Income Portfolio, 0.31%; Focus Value Portfolio, 0.45%; Allocation Growth Portfolio, 0.09%; Allocation Moderate Growth Portfolio, 0.09% Allocation Moderate Portfolio, 0.09%; and Allocation Balanced Portfolio, 0.09%.
The following table sets forth the aggregate subadvisory fees paid to the other Managers of the Seasons Portfolios by SunAmerica for the fiscal years ended March 31, 2008, 2007 and 2006:

Portfolio	2008	2007	2006
Multi-Managed Growth Portfolio	$489,528	$478,808	$412,224
Multi-Managed Moderate Growth Portfolio	$779,378	$755,796	$631,592
Multi-Managed Income/Equity Portfolio	$535,008	$544,108	$464,162
Multi-Managed Income Portfolio	$282,950	$294,057	$281,947
Asset Allocation: Diversified Growth Portfolio	$1,521,728	$1,542,396	$1,728,770
Stock Portfolio	$1,269,923	$1,280,485	$1,283,098
Large Cap Growth Portfolio	$1,073,507	$825,178	$595,234
Large Cap Composite Portfolio	$102,810	$94,822	$84,447
Large Cap Value Portfolio	$1,132,571	$867,969	$593,579
Mid Cap Growth Portfolio	$542,996	$503,658	$419,469
Mid Cap Value Portfolio	$811,380	$708,396	$653,743

Portfolio	2008	2007	2006
Small Cap Portfolio	$387,336	$335,815	$224,741
International Equity Portfolio	$1,876,920	$1,310,088	$759,823
Diversified Fixed Income Portfolio	$379,568	$247,628	$200,924
Strategic Fixed Income Portfolio*	$406,718	$261,177	$119,426
Cash Management Portfolio	$111,138	$100,602	$86,852
Focus Growth Portfolio	$443,784	$454,678	$516,937
Focus TechNet Portfolio	$206,575	$193,912	$186,443
Focus Growth and Income Portfolio	$267,243	$239,327	$289,769
Focus Value Portfolio	$787,867	$608,418	$473,358
Allocation Growth Portfolio*	$183,612	$107,544	$26,565
Allocation Moderate Growth Portfolio*	$323,907	$161,475	$37,249
Allocation Moderate Portfolio*	$193,762	$110,178	$30,934
Allocation Balanced Portfolio*	$90,688	$54,624	$22,273

*	Portfolio commenced operations on February 14, 2005.
For the fiscal years ended March 31, 2008, 2007 and 2006, SunAmerica paid AIGGIC fees for services rendered as shown below:

Portfolio	2008	2007	2006
Large Cap Growth Portfolio	$85,585	$71,792	$45,466
Large Cap Composite Portfolio	$8,476	$8,086	$7,205
Large Cap Value Portfolio	$118,680	$89,498	$59,099
Mid Cap Growth Portfolio	$54,870	$51,548	$38,879
Mid Cap Value Portfolio	$73,922	$65,938	$57,632
Small Cap Portfolio	$51,401	$41,679	$32,450
International Equity Portfolio	$215,663	$150,270	$80,669
Diversified Fixed Income Portfolio	$248,056	$109,675	$71,187
Strategic Fixed Income Portfolio	$222,842	$116,433	$47,501
At its meeting held on October 2, 2007, the Board, including the Independent Trustees, considered and approved the Subadvisory Agreements with respect to each of the Portfolios.
PORTFOLIO MANAGERS
Other Client Accounts
The portfolio managers primarily responsible for the day-to-day management of the Portfolios, each of whom are listed in the Prospectus, are often engaged in the management of various other accounts (“Other Client Accounts”). The total number of Other Client Accounts managed by each portfolio manager (whether managed as part of a team or individually) and the total assets in those accounts, as of March 31, 2008, is provided in the table below. If an Other Client Account receives all or part of its fees based on its performance, the number of accounts and assets in such accounts has been provided in parentheses.

			Other Client Accounts
			(As of March 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Portfolio	Subadviser	Portfolio Manager	Accounts	($ millions)	Accounts	($millions)	Accounts	($millions)
Multi-Managed Portfolios – Aggressive component	SunAmerica	Rushin, Jay.	8	$558.6	—	—	—	—

Multi-Managed Portfolio – Equity sleeve of Balanced component	Lord Abbett	Frascarelli, Daniel H.	5	$1,292.5	—	—	—	—
		Reynolds, Randy	—	—	—	—	—	—

Multi-Managed Portfolios – Fixed Income sleeve of Balanced component	SunAmerica	Davis, Raphael	13	$417	2	$14	27	$22,526
		Lindvall, Tim	15	$1,185	2	$234	10 (20	$10,063 ($55)
		Petermann Bryan	15	$1,185	2	$234	10 (20	$10,063 ($55)
		Vanden Assem, Robert	11	$1,000	3 (2)	$1,582 ($858)	11	$7,130
		Yavanovic, John	15	$1,185	2	$234	10 (20	$10,063 ($55)

Multi-Managed Portfolios – Fixed Income component	Wellington Management	Hill, III, Lucius T.	2	$99	6	$2,685	9	$2,974
		Goodman, Campe	—	—	4 (1)	$978 ($411)	10	$1,536
		Jones, Christopher A.	3	$410	9	$2,335	9 (4)	$3,172 ($525)
		Garrett, Michael F.	5	$22,055	6	$4,010	12 (1)	$3,435 ($793)
		St. John, Scott I.	2	$99	5	$2,272	7	$1,446

Multi-Managed Portfolios – Growth component	Janus	Sachs, Ron	12	$22,020	1	$50.7	10	$1,492

Asset Allocation: Diversified Growth	Putnam	Kea, Robert J.	32	$7,430	90	$4,377	1	$14
		Knight, Jeffrey L.	40	$18,178	100	$5,020	4	$230
		Schoen, Robert J.	38	$14,395	98	$4,965	3	$210

Stock Portfolio	T. Rowe Price	Bartolo, P. Robert	11	$28,665	1	$206	7	$375

Large Cap Growth	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	GSAM	Barry, Steven M.	18	$8,226	1	$15.9	340	$15,819

			Other Client Accounts
			(As of March 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Portfolio	Subadviser	Portfolio Manager	Accounts	($ millions)	Accounts	($millions)	Accounts	($millions)
		Ekizian, Gregory H.	18	$8,226	1	$15.9	340	$15,819
		Shell, David G.	18	$8,226	1	$15.9	340	$15,819
	Janus	Sachs, Ron	12	$22,020	1	$50.7	10	$1,492

Large Cap Composite	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	SunAmerica	Neimeth, Steven	7	$657.3	—	—	—	—
	T. Rowe Price	Bartolo, P. Robert.	11	$28,929	1	$206	7	$375

Large Cap Value	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	T. Rowe Price	Rogers, Brian C.	13	$30,361	2	$782	9	$733
	Wellington Management	Link, Ian R.	1	$333	—	—	1	$618

Mid Cap Growth	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	T. Rowe Price	Peters, Donald J.	13	$2,496	—	—	34	$1,641
	Wellington Management	Mortimer, Stephen C.	8	$3,082	1	$110	5 (1)	$582 ($88)

Mid Cap Value	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	GSAM	Braun, Andrew	7	$13,081	4	$238	233	$11,674
		Bamford, Dolores	8	$14,626	4	$238	251	$12,899
		Gallagher, Sean	7	$13,081	4	$238	233	$11,674
		Parisi, Lisa	8	$14,626	4	$238	251	$12,899
		Rominger, Eileen	8	$14,626	4	$238	251	$12,899
	Lord Abbett	Hansen, Howard E.	12	$12,532.5	3	$421.1	1,518*	$1,812.6
		Diamond, Jeff	—	—	—	—	—	—

Small Cap	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	ClearBridge	Hable, Peter J.	9	$6,840	4 (1)	$30 ($1)	44,618	$9,850
	SunAmerica	Rushin, Jay	8	$529.2	—	—	—	—

International Equity	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Kurtz, James	9	$9,236	2	$311	1	$235
		Toohey, John	9	$9,236	2	$311	1	$235

	GSAM Int’l	Beveridge, Mark	46	$11,701	—	—	29	$5,149
		Gordon, Maria	14	$5,614	—	—	9	$11,674

		Howard, William	11	$2,013	—	—	8	$1,407
		Perkin, Edward	7	$13,081	4	$238	233	$11,674

			Other Client Accounts
			(As of March 31, 2008)
			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts
	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Portfolio	Subadviser	Portfolio Manager	Accounts	($ millions)	Accounts	($millions)	Accounts	($millions)
		Rominger, Eileen	7	$13,081	4	$238	233	$11,674

	Lord Abbett	McBride, Vincent J.	2	$1,512.5	—	—	268	$40.9
		Sharon, Harold E	9	$4,115.5	—	—	268	$40.9

Diversified Fixed Income	AIGGIC	Campion, Timothy	11	$10,643	5	$611	18	$2,403
		Davis, Raphael	13	$417	2	$14	27	$22,526
		Kurtz, James	9	$9,236	2	$311	1	$235
		Lindvall, Tim	15	$1,185	2	$234	10 (20	$10,063 ($55)
		Mittal, Rajeev	3	$244	15	$1,836	19 (2)	$2,194 ($32)
		Petermann Bryan	15	$1,185	2	$234	10 (20	$10,063 ($55)
		Toohey, John	9	$9,236	2	$311	1	$235
		Vanden Assem, Robert	11	$1,000	3 (2)	$1,582 ($858)	11	$7,130
		Yavanovic, John	15	$1,185	2	$234	10 (20	$10,063 ($55)

	SunAmerica	Cheah, Michael	3	$801.8	—	—	—	—
	Wellington Management	Hill III, Lucius T.	5	$362	6	$2,685	9	$2,974
		St. John, Scott I.	5	$362	5	$2,272	7	$1,446

Cash Management	CMA	Graham, Patrick	8	$99,620	—	—	—	—

Strategic Fixed Income	AIGGIC	Petermann, Bryan	15	$1,185	2	$234	10 (20	$10,063 ($55)
		Yovanovic, John	15	$1,185	2	$234	10 (20	$10,063 ($55)
		Lindvall, Tim	15	$1,185	2	$234	10 (20	$10,063 ($55)
	Franklin Advisers	Bayston, Roger	5	$8,602	5	$3,298	—	—
	Western Asset**	Buchanan, Michael C.	13	$6,930.8	8	5,157.3	14,	$1,088.5
		Duda, Matthew C.	—	—	1	$8,0	—	—
		Gardner, Keith J.	6	$1,266.6	6	$1,631.8	1	$14.5
		Leech, S. Kenneth	116	$124,212	262	$217,838	1041	$290,120.4

		Walsh, Stephen A.	116	$124,212	262	$217,838	1041	$290,120.4

Focus Growth	SunAmerica	Ma, Paul	1	$61.9	—	—	—	—
	Janus	Sachs, Ron	12	$22,020	1	$50.7	10	$1,492
	Marsico	Marsico, Thomas F.	39	$36,046	14	$2,588	170	$25,116

Focus TechNet	BAMCO	Lippert, Michael	1	$176	—	—	—	—
	RCM Capital	Price, Jr., Walter C.	6	$2,300	2	$11	12	$547
	SunAmerica	Sheridan, Andrew	1	$61.9	—	—	1	$66

Focus Growth and Income	SunAmerica	Neimeth, Steven A	7	$648.5	—	—	—	—
	Marsico	Marisco, Thomas F.	39	$36,059	14	$2,588	170	$25,116
	Thornburg	Fries, William V.	16	$26,312	13	$2,222	11,171 (2)	$10,713 ($935)
		Walden, W. Vinson	4	$1,348	1	$66	—	—

Focus Value	NTI	Atkins, Stephen G.	2	$744	—	—	—	—
	JP Morgan	Simon, Jonathon K.L.	14	$9,122.8	4	$1,150.7	32	$2,941.5
	Third Avenue	Crawford, Kathleen	6	$3,166	3	$183	—	—
		Lapey, Ian	6	$3,166	3	$183	***	—

Seasons Managed Allocation Portfolios	Ibbotson	Chen, Peng	31	$1,830	—	—	58	$25,710
		Scherkenbach, Carrie	—	—	—	—	5	$4,130
		Wentsel, Scott	31	$1,820	—	—	58	$25,710

*	Included in the number of accounts and total assets is one account with respect to which the management fee is based on the performance of the account, such account totals approximately $426.4 million in total assets.

**	Accounts in parenthesis represent accounts with performance based fees.

***	Ian Lapey managed 8 accounts totaling $1 million and receives no advisory fee for these accounts.

Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Portfolios. In certain instances, conflicts may arise in their management of a Portfolio and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.  Notwithstanding, transactions, holdings and performance, among others, may vary among a Portfolio and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between the Portfolio and Other Client Accounts in the allocation of trades among the Portfolio and the Other Client Accounts. For example, a Manager may determine that there is a security that is suitable for a Portfolio, as well as, for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Manager and/or Portfolio Manager may take “short” positions in Other Client Accounts with respect to securities held “long” within a Portfolio, or vice-versa, which may adversely affect the value of securities held by the Portfolio. In certain instances, the Adviser and/or Portfolio Manager may have ownership or different interests in Other Client Accounts, including different compensation with respect to Other Client Accounts, such as incentive fees. Such ownership or different interests may cause a conflict of interest. The Trusts and the Manager generally have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Trusts and Manager believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Portfolios and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Portfolios and Other Client Accounts may result in the portfolio manager devoting a disproportionate amount of time and attention to the management of a Portfolio and Other Client Accounts if the Portfolios and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and Manager seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Managers do not track the time a portfolio manager spends on the Portfolio or a single Other Client Account, certain Managers periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Adviser’s and Managers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Manager’s Codes of Ethics will eliminate such conflicts. In some instances, a Manager may impose investment restrictions on Portfolio Managers responsible for managing hedge funds or certain other accounts in addition to those limitations provided by the Manager’s Code of Ethics.
Other than the conflicts described above, the Trust is not aware of any material conflicts that may arise in the connection with each Manager’s management of the Portfolios, investments and such Other Client Accounts.
Compensation
Pursuant to the Subadvisory Agreements, each Manager is responsible for paying its own expenses in connection with the management of the Portfolios, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Manager, is described below.
AIGGIC. Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is the same for all AIGGIC portfolio managers, and is not based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus componenet is based both on a portfolio manager’s individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager’s funds; (2) 20% is based on AIGGIC’s profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise both (a) group-based measures, with include performance in portfolios not directly influenced by a portfolio manager and (b) individual-based measures, which include a portfolio manager’s activities measured against an appropriate benchmark. Any long-term compensation, including stock options, is not performance-based but is distributed on certain vesting dates.
BAMCO. Mr. Lippert’s compensation includes a base salary and an annual bonus. His bonus is subjectively determined by BAMCO’s chief executive officer. It is based on the assessment of Mr. Lippert’s long-term investment performance, his respective overall contribution BAMCO and BAMCO’s profitability.
ClearBridge. ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.
ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.
Incentive Compensation.
     Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio manager’s position/experience within the firm. This award is then adjusted upward or downward (up to +/- 50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the product’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).
     The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).
     The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

     Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.
     For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing a portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analyst’s overall scorecard performance. These stock picks are measured versus their respective sector indices.
Deferred Award
     Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason, ClearBridge’s parent company, then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.
     For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.
CMA. Portfolio managers’ compensation is primarily based on investment experience. Bonus compensation is based upon performance of job responsibilities and investment performance of portfolios managed. Stock and option awards are tied to industry experience, success of Columbia Management Group (the investment management division of Bank of America of which CMA is a part) and the Bank of America organization as a whole, and also to retain key employees.
Franklin Advisers. Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
▪	Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

▪	Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity and contribution to team goals, are evaluated in determining the amount of any bonus award.

▪	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.
GSAM. Base Salary and Performance Bonus. GSAM’s Growth Team’s (the “Growth Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations.
     The benchmark for this Fund is S&P 500 Composite Index.
     The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman Sachs and anticipated compensation levels among competitor firms.
Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Base Salary and Performance Bonus. GSAM’s Value Team (“Value Team”) compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.
The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

–	Individual performance (relative, absolute)

–	Team Performance (relative, absolute)

–	Consistent performance that aligns with clients’ objectives

–	Achievement of top rankings (relative and competitive)

The benchmark for this Fund is Russell Mid Cap Value Index.
Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
GSAM International. Base Salary and Performance Bonus . GSAM International’s International Equity Team’s (the “International Team”) compensation packages for portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of: each portfolio manager’s individual performance; the International Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees; his or her contribution to the overall performance of the International Team; the performance of the GSAM International; the profitability of Goldman Sachs; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark over a rolling three year period while managing risk exposure.
     The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) overall portfolio performance (2) consistency of performance across accounts with similar profiles; and (3) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the International Team are also considered when the amount of performance bonus is determined: (1) whether the Team’s performance exceeded performance benchmarks over three-year period; (2) whether the Team performed consistently with objectives and client commitments; and (3) whether the Team managed all similarly mandated accounts in a consistent manner.
     The benchmark for this Fund is European Equity Fund: MSCI EAFE Index (unhedged).
Other Compensation. In addition to base salary and performance bonus, GSAM International has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
     Certain GSAM International portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.
Ibbotson. Ibbotson’s investment management employees are compensated on salary plus bonus based on established management goals and business unit results.
Janus. The following describes the structure and method of calculating the portfolio manager’s compensation as of March 31, 2008. The portfolio manager is compensated for managing the Focus Growth and Large Cap Growth Portfolios and the Multi-Managed Portfolios—Growth Component and any other funds, portfolios or accounts for which he has exclusive or shared responsibility (collectively, for this discussion, the “Managed Funds”) through two components: fixed compensation and variable compensation.
Fixed Compensation. Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).
Variable Compensation. Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager.
Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below. Variable compensation is based on pre-tax performance of the managed funds.
Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five- year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.
A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.
The Portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with the JCGI’s Executive Income Deferral Program.
The Focus Growth and Large Cap Growth Portfolios’ and the Multi-Managed Portfolios—Growth Component’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.
JPMorgan. JPMorgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, may include mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of the JPMorgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMorgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Lord Abbett. When used in this section, the term “fund” refers to the portion of each Portfolio managed by Lord Abbett, as well as any other registered investment companies, pooled investment vehicles and accounts managed by such Portfolio’s Lord Abbett investment manager(s). Each investment manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the investment manager’s experience, reputation and competitive market rates.
Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Based on each fund’s investment objective and strategy, Lord Abbett’s senior management selects an appropriate securities index as a benchmark and one or more peer groups against which the investment manager’s performance is evaluated. In particular, investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.
Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.
Marsico. The structure of, and the method used to determine the compensation of each portfolio manager.
Compensation for Marsico’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. In addition, Marsico’s portfolio managers and research analysts typically own equity interests in a company that indirectly owns Marsico. In addition to salary and bonus, portfolio managers and research analysts may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees.
Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.
Marsico does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, Marsico evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within Marsico’s Investment Management Team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

NTI. As of November 30, 2005, the compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on the overall financial performance of Northern Trust Corporation, the overall performance of the investment management unit plus a qualitative evaluation of each portfolio manager’s performance and contribution to his or her respective team. For NTI index portfolio managers, the annual incentive award is not based on performance of the Portfolio or the amount of assets held in the Portfolio. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.
Putnam. The portion of the incentive compensation pool available to an investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.
•	Consistent performance means being above median over one year.

•	Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

•	Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.
In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.
RCM. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).
Bonus Program
Base Salary — Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager’s experience and responsibilities, as determined by RCM.
Annual Bonus and profit sharing opportunity — Each Portfolio Manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantities, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager.
Additional Incentives - Our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients over the various market cycles.
Profit Program
In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the LTIP program and the benefits plan referenced above.
SunAmerica. SunAmerica believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a Portfolio’s individual performance and the organizational performance of SunAmerica and the investment department.
The most significant component of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the Portfolio’s total return, net of fees, relative to the one-year and three-year Lipper rankings. The organizational performance component of the portfolio manager’s bonus is driven by: (1) overall profitability of SunAmerica; (2) the portfolio manager’s overall engagement of the investment process; (3) the construction of the manager’s portfolio and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of SunAmerica. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SunAmerica may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.
Bryan Petermann, John Yovanovic, CFA, Tim Lindvall, CFA, Raphael Davis and Robert Vanden Assem, CFA serve as a portfolio managers to the fixed income portion of the Lord Abbett/SunAmerica Balanced component of the Multi-Managed Portfolios pursuant to a dual employment agreement between SunAmerica and AIGGIC. A discussion of their compensation structure may be found in AIGGIC’s compensation description above.
T. Rowe Price. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.
Investment performance over one-, three-, five- and 10-year periods is the most important input. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index (for example, S&P 500 Index) and an applicable Lipper index (for, example, Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to the T. Rowe Price overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of the long term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolio managed by the portfolio manager.
Third Avenue. Compensation is structured such that key professionals benefit from remaining with the firm. Each portfolio manager receives a fixed base salary and cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of Third Avenue. The bonus is determined in the direction of senior management of Third Avenue, and is based on a qualitative analysis of several factors, including the profitability of Third Avenue and the contribution of the individual employee. Portfolio managers who perform additional management functions within Third Avenue may receive additional compensation in these other capacities.

Thornburg. The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the Focus Growth and Income Portfolio; multiple year historical total return of accounts managed by the portfolio manager, including the Focus Growth and Income Portfolio, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the Focus Growth and Income Portfolio, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the Focus Growth and Income Portfolio and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.
Wellington Management. SunAmerica pays Wellington Management a fee based on the assets under management of each Portfolio as set forth in the Subadvisory Agreement between Wellington Management and SunAmerica on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended March 31, 2008. Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolios’ managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios, (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals’ experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. The incentive payment of each Investment Professional listed below relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. The incentive paid to the other Investment Professionals is based on the revenues earned by Wellington Management, which have no performance-related component.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Hill and Ryan are partners of the firm.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Diversified Fixed Income Portfolio	Lehman Brothers Corporate (Messrs. Hill and St. John) *
Large Cap Value Portfolio	S&P 500/Citigroup Value Index (Messrs. Reckmeyer and Ryan)
Mid Cap Growth Portfolio	Russell Mid Cap Growth Index (Messr. Mortimer)

*	Prior to 10/1/2007, there was no incentive compensation benchmark for the Diversified Fixed Income Portfolio
Western Asset. At Western Asset, one compensation methodology covers all products and functional areas.
The methodology assigns each position a total compensation “target” which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.
Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.
In addition, discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Western Asset as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

•	Incentive compensation is based on individual performance, team performance and the performance of the company. Western Asset’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and Western Asset as a whole.

•	Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of Western Asset and one’s team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis. AUM bonuses are calculated according to the company’s annual AUM growth.

•	Western Asset offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by Western Asset and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western Asset. Discretionary Contributions made to the Plan will be placed in a special trust (known as a Rabbi trust) that restricts management’s use and of access to the money.

•	Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

     Ownership of Portfolio Shares
As of March 31, 2008, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Portfolios had any ownership interest in the Portfolios that they managed.
PERSONAL SECURITIES TRADING
The Trust and SunAmerica have adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act (the “SunAmerica Code”), pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Portfolios in securities that may be purchased or held by the Portfolios to ensure that such investments do not disadvantage the Portfolio. The SAAMCo Code is filed as an exhibit to the Trust’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Trust’s Prospectus. The Adviser reports to the Board on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or any Manager during the quarter.
Each of the Managers has adopted a Code of Ethics. Provisions of a Manager’s Code of Ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Manager, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Portfolio managed by such Manager. Such provisions may be more restrictive than the provision set forth in the SunAmerica Code. Material violations of a Manager’s Code of Ethics will be reported to the Trust’s Board.
RULE 12b-1 PLANS
The Board has adopted the Class 2 Plan and the Class 3 Plan pursuant to Rule 12b-1 under the 1940 Act. There is no Plan in effect for Class 1 shares. Reference is made to “Account Information - Service Fees” in the Prospectuses for certain information with respect to the Plans. The Class 2 Plan provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class 2 shares. The Class 3 Plan provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such Class 3 shares. The service fees will be used to compensate the Life Companies for expenditures made to financial intermediaries for providing service to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolios’ Class 2 and 3 shares, respectively. It is possible that in any given year, the amount paid to certain financial intermediaries for such services could exceed the financial intermediaries’ costs as described herein.
Continuance of the Plans with respect to each Portfolio is subject to annual approval by vote of the Independent Trustees. A Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Plans must be approved by the Trustees in the manner described above. A Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Plans are in effect, the election and nomination of the Independent Trustees of the Trust shall be committed to the discretion of the Independent Trustees. In the Trustees’ quarterly review of the Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Plans. In their consideration of the Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits for the Portfolio for the shareholders of the relevant class of the Portfolio.
The following table sets forth the account maintenance and service fees paid by each of the Portfolios in Class 2 and Class 3 for the fiscal year ended March 31, 2008.

	2008
	Class 2	Class 3
Multi-Managed Growth Portfolio	$119,077	$110,933
Multi-Managed Moderate Growth Portfolio	$267,608	$204,904
Multi-Managed Income/Equity Portfolio	$215,895	$149,719
Multi-Managed Income Portfolio	$148,204	$85,760
Asset Allocation: Diversified Growth Portfolio	$336,535	$249,133
Stock Portfolio	$268,100	$202,481
Large Cap Growth Portfolio	$141,763	$416,908
Large Cap Composite Portfolio	$49,587	$38,480
Large Cap Value Portfolio	$181,666	$577,494
Mid Cap Growth Portfolio	$138,119	$170,879
Mid Cap Value Portfolio	$169,255	$253,722
Small Cap Portfolio	$108,123	$319,364
International Equity Portfolio	$223,014	$680,239
Diversified Fixed Income Portfolio	$153,746	$389,884
Strategic Fixed Income Portfolio	N/A	$283,806
Cash Management Portfolio	$85,211	$127,256

	2008
	Class 2	Class 3
Focus Growth Portfolio	$98,768	$146,052
Focus TechNet Portfolio	$36,622	$49,626
Focus Growth and Income Portfolio	$72,926	$93,203
Focus Value Portfolio	$129,218	$224,910
Allocation Growth Portfolio	N/A	—
Allocation Moderate Growth Portfolio	N/A	—
Allocation Moderate Portfolio	N/A	—
Allocation Balanced Portfolio	N/A	—

N/A	Not applicable.
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
Federal Taxes. Under the Code, each Portfolio is treated as a separate regulated investment company providing qualification requirements are met. To qualify as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Portfolio and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.
So long as a Portfolio qualifies as a regulated investment company, such Portfolio will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Portfolio at net asset value unless the transfer agent is instructed otherwise.
If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Portfolio should fail to qualify as a regulated investment company, such Portfolio would be considered as a single investment, which may result in Variable Contracts invested in that Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Variable Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.

Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to a regulated investment company whose only shareholders are certain tax-exempt trust or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Portfolio intends to qualify for this exemption or to comply with the calendar year distribution requirement.
In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Portfolio were to sell its shares to other categories of shareholders, the Portfolio may fail to comply with applicable Treasury requirements regarding investor control. If a Portfolio should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Portfolio would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Since the shares of the Portfolios are offered only in connection with the Variable Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the shareholder level. For information concerning the U.S. federal income tax consequences to purchasers of the Variable Contracts, see the Prospectus for such contracts. Purchasers of the Variable Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.
A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Portfolio’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Portfolio will be subject to special tax rules. These rules may accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Portfolio.
In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.
Portfolios that invest in REITs may hold residual interests in REMICs. Certain types of income received by these Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Portfolios, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Portfolio.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Portfolio at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by a Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates as in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.
A substantial portion of each Portfolio’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Code Section 1259 requires the recognition of gain if a Portfolio makes a “constructive sale” of an appreciated financial position (e.g., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.
Under the “wash sale” rule, losses incurred by a Portfolio on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Portfolio acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Portfolio will be adjusted to reflect the disallowed loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Portfolio’s taxable year, the Portfolio will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Portfolio may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio described above. In order to make this election, a Portfolio would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of the Portfolio assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.
For the fiscal year ended March 31, 2008, the Portfolios had the following capital loss carry-forwards:

CAPITAL
LOSS CARRY-
PORTFOLIO	FORWARDS
Multi-Managed Growth Portfolio	$12,692,026
Multi-Managed Moderate Growth Portfolio	—
Multi-Managed Income/Equity Portfolio	—
Multi-Managed Income Portfolio	—
Asset Allocation: Diversified Growth Portfolio	—
Stock Portfolio	—
Large Cap Growth Portfolio	—
Large Cap Composite Portfolio	—

CAPITAL
LOSS CARRY-
PORTFOLIO	FORWARDS
Large Cap Value Portfolio	—
Mid Cap Growth Portfolio	—
Mid Cap Value Portfolio	—
Small Cap Portfolio	—
International Equity Portfolio	—
Diversified Fixed Income Portfolio	$883,197
Strategic Fixed Income Portfolio	—
Cash Management Portfolio	—
Focus Growth Portfolio	—
Focus TechNet Portfolio	—
Focus Growth and Income Portfolio	—
Focus Value Portfolio	—
Allocation Growth Portfolio	—
Allocation Moderate Growth Portfolio	—
Allocation Moderate Portfolio	—
Allocation Balanced Portfolio	—
To the extent not yet utilized, such losses will be available to each of the Portfolios to offset future capital gains through 2011, 2012 and 2015. The utilization of such losses may be subject to annual limitations under the Code.
Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by a Portfolio to its shareholders during the preceding taxable year.
Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.
If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
SHARES OF THE TRUST
The Trust consists of twenty-four separate Portfolios, each of which offers Class 1, Class 2 and/or Class 3 shares. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.
Except as otherwise described herein, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees, provided that immediately after the appointment of any successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except that amendments to conform the Declaration to the requirements of applicable federal laws or regulations or the regulated investment company provisions of the Code may be made by the

Trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.
In matters affecting only a particular Portfolio, the matter shall have been effectively acted upon by a majority vote of that Portfolio even though: (1) the matter has not been approved by a majority vote of any other Portfolio; or (2) the matter has not been approved by a majority vote of the Trust.
The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class 2 and Class 3 shares are subject to service fees; and (iii) Class 2 and Class 3 shares have voting rights on matters that pertain to the Rule 12b-1 Plan adopted with respect to Class 2 and Class 3 shares.
Shares of the Trust are owned through the Life Companies’ separate accounts. As of March 31, 2008, the Life Companies ownership of the Trust’s shares is as follows:

	AIG SunAmerica	First SunAmerica
	Life Assurance	Life Insurance
	Company	Company
Multi-Managed Growth Portfolio (Class 1)	100.00%	0.00%
Multi-Managed Growth Portfolio (Class 2)	100.00%	0.00%
Multi-Managed Growth Portfolio (Class 3)	97.78%	2.22%

Multi-Managed Moderate Growth Portfolio (Class 1)	100.00%	0.00%
Multi-Managed Moderate Growth Portfolio (Class 2)	100.00%	0.00%
Multi-Managed Moderate Growth Portfolio (Class 3)	97.86%	2.14%

Multi-Managed Income/Equity Portfolio (Class 1)	100.00%	0.00%
Multi-Managed Income/Equity Portfolio (Class 2)	100.00%	0.00%
Multi-Managed Income/Equity Portfolio (Class 3)	98.46	1.54%

Multi-Managed Income Portfolio (Class 1)	100.00%	0.00%
Multi-Managed Income Portfolio (Class 2)	100.00%	0.00%
Multi-Managed Income Portfolio (Class 3)	98.55%	1.45%

Asset Allocation: Diversified Growth Portfolio (Class 1)	100.00%	0.00%
Asset Allocation: Diversified Growth Portfolio (Class 2)	100.00%	0.00%
Asset Allocation: Diversified Growth Portfolio (Class 3)	98.10%	1.90%

Stock Portfolio (Class 1)	100.00%	0.00%
Stock Portfolio (Class 2)	100.00%	0.00%
Stock Portfolio (Class 3)	98.06%	3.08%

Large Cap Growth Portfolio (Class 1)	100.00%	0.00%
Large Cap Growth Portfolio (Class 2)	100.00%	0.00%
Large Cap Growth Portfolio (Class 3)	97.92%	2.32%

Large Cap Composite Portfolio (Class 1)	100.00%	0.00%
Large Cap Composite Portfolio (Class 2)	100.00%	0.00%
Large Cap Composite Portfolio (Class 3)	96.92%	3.08%

Large Cap Value Portfolio (Class 1)	100.00%	0.00%
Large Cap Value Portfolio (Class 2)	100.00%	0.00%
Large Cap Value Portfolio (Class 3)	96.20%	3.80%

Mid Cap Growth Portfolio (Class 1)	100.00%	0.00%
Mid Cap Growth Portfolio (Class 2)	100.00%	0.00%

	AIG SunAmerica	First SunAmerica
	Life Assurance	Life Insurance
	Company	Company
Mid Cap Growth Portfolio (Class 3)	98.36%	1.64%

Mid Cap Value Portfolio (Class 1)	100.00%	0.00%
Mid Cap Value Portfolio (Class 2)	100.00%	0.00%
Mid Cap Value Portfolio (Class 3)	97.14%	2.86%

Small Cap Portfolio (Class 1)	100.00%	0.00%
Small Cap Portfolio (Class 2)	100.00%	0.00%
Small Cap Portfolio (Class 3)	97.14%	2.86%

International Equity Portfolio (Class 1)	100.00%	0.00%
International Equity Portfolio (Class 2)	100.00%	0.00%
International Equity Portfolio (Class 3)	95.22%	4.78%

Diversified Fixed Income Portfolio (Class 1)	100.00%	0.00%
Diversified Fixed Income Portfolio (Class 2)	100.00%	0.00%
Diversified Fixed Income Portfolio (Class 3)	97.86%	2.14%

Strategic Fixed Income Portfolio (Class 3)*	97.42%	2.58%

Cash Management Portfolio (Class 1)	100.00%	0.00%
Cash Management Portfolio (Class 2)	100.00%	0.00%
Cash Management Portfolio (Class 3)	97.35%	2.65%

Focus Growth Portfolio (Class 1)	100.00%	0.00%
Focus Growth Portfolio (Class 2)	100.00%	0.00%
Focus Growth Portfolio (Class 3)	99.03%	0.97%

Focus TechNet Portfolio (Class 2)	100.00%	0.00%
Focus TechNet Portfolio (Class 3)	97.66%	2.34%

Focus Growth and Income Portfolio (Class 2)	100.00%	0.00%
Focus Growth and Income Portfolio (Class 3)	98.82%	1.18%

Focus Value Portfolio (Class 2)	100.00%	0.00%
Focus Value Portfolio (Class 3)	97.41%	2.59%

Allocation Growth Portfolio (Class 3)	96.30%	3.70%

Allocation Moderate Growth Portfolio (Class 3)	95.65%	4.35%

Allocation Moderate Portfolio (Class 3)	93.51%	6.49%

Allocation Balanced Portfolio (Class 3)	92.86%	7.14%

*	AIG SunAmerica Life Assurance Company owns 35.30% shares of the Trust directly.

PORTFOLIO TURNOVER
For the fiscal year ended March 31, 2008, the portfolio turnover rates for the Focus TechNet Portfolio and Focus Growth and Income Portfolio were significantly higher than for the fiscal year ended March 31, 2007 as a result of the increased volatility in the markets.

For the fiscal year ended March 31, 2008, the Stock Portfolio experienced a significant increase in portfolio turnover rates than for the fiscal year ended March 31, 2007. This increase in portfolio turnover was a result of a change in portfolio managers and the new portfolio manager repositioning the securities in the Portfolio.
PRICE OF SHARES
The Trust is open for business on any day the New York Stock Exchange (“NYSE”) is open for regular trading. Shares of each Portfolio are valued at least daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). Each Portfolio calculates the net asset value of each class of its’ shares by dividing the total value of each class’s net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. A Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Future Contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Swap contracts are market-to market daily based upon quotations from market makers. Mutual funds held by a Portfolio are valued at the net asset value (market value) of the underlying fund.
Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of the security, then these securities are valued as determined pursuant to procedures adopted in good faith by the Board. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio’s total assets.

A Portfolio’s liabilities, including proper accruals of expense times, are deducted from total assets. The net asset value of a class of shares of the respective Portfolio is divided by the total number of shares outstanding in that class to arrive at the net asset value per share.
EXECUTION OF PORTFOLIO TRANSACTIONS
It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, confidentiality (including trade anonymity), the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid. Sales of Portfolio shares is not considered a factor in the selection of a broker to effect transactions in Portfolio securities.
A factor in the selection of brokers is the receipt of research services analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Manager.
A Manager may cause a Portfolio to pay such broker-dealers commissions that exceed what other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Manager places the Trust’s portfolio transactions, the Manager may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers may be used by the Manager in connection with the Trust and could be useful and of value to the Manager in serving other clients as well as the Trust. Research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could also be useful and of value in serving the Trust.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Trust’s Portfolios may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust has obtained an exemptive order from the SEC, permitting the Trust in certain circumstances to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of a subadvisory relationship with one or more Portfolios) as a principal in purchases and sales of certain securities, and to pay commissions, fees or other remuneration to such securities dealers in connection with the sale of securities to or by any of the Portfolios on a securities exchange without complying with certain of the requirements of Rule 17e-1 under the 1940 Act.
Subject to the above considerations, a Manager may use broker-dealer affiliates of a Manager as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.
     Commission Recapture Program. The Trust implemented a commission recapture program in April, 2005. The Board determined that a commission recapture program is in the best interest of each Portfolio and its shareholders and therefore has conveyed that information to the Subadvisers. A commission recapture program includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer who commits to returning a portion of their commission to the respective underlying Portfolio. A Portfolio may participate in a commission recapture program, provided the portfolio manager can obtain the best price and execution for trades. Thus a Portfolio may benefit from the products or services or recaptured commissions obtained through the commission recapture program, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Portfolio indicates that this is a commission recapture transaction, the Portfolio will get a percentage of commissions paid on either domestic trades or international trades credited back to the Portfolio. The brokerage of one Portfolio will not be used to help pay the expenses, or otherwise recaptured for the benefit, of any other Portfolio. SunAmerica will continue to waive its fees or reimburse expenses for any Portfolio for which it has agreed to do so. All expenses paid through the commission recapture program will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the commission recapture program.

The following table reflects the commission recapture activity for the fiscal year ended March 31, 2008.

	2008
		% of Net
Portfolio	Amount ($)	Assets
Multi-Managed Growth Portfolio	$21,257	0.01%
Multi-Managed Moderate Growth Portfolio	$35,643	0.01%
Multi-Managed Income/Equity Portfolio	$3,434	0.00%
Multi-Managed Income Portfolio	$948	0.00%
Asset Allocation: Diversified Growth Portfolio	$12,638	0.00%
Stock Portfolio	$9,354	0.00%
Large Cap Growth Portfolio	$13,420	0.01%
Large Cap Composite Portfolio	$6,110	0.01%
Large Cap Value Portfolio	$4,559	0.00%
Mid Cap Growth Portfolio	$6,216	0.00%
Mid Cap Value Portfolio	$11,259	0.00%
Small Cap Portfolio	$42,408	0.02%
International Equity Portfolio	$528	0.00%
Diversified Fixed Income Portfolio	—	—
Strategic Fixed Income Portfolio	—	—
Cash Management Portfolio	—	—
Focus Growth Portfolio	$15,174	0.01%
Focus TechNet Portfolio	$4,037	0.01%
Focus Growth and Income Portfolio	$36,554	0.05%
Focus Value Portfolio	$27,300	0.02%
Allocation Growth	—	—
Allocation Moderate Growth	—	—
Allocation Moderate	—	—
Allocation Balanced	—	—
Brokerage Commissions. The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers of such Portfolios for the fiscal years ended March 31, 2008, 2007 and 2006. In addition, for the fiscal year ended March 31, 2008, the Fund’s directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Portfolios’ sub-advisers:
2008 Brokerage Commissions

				Percentage of
				Amount of
				Transactions	Gross Dollar	Dollar
				Involving	Value of	Amount of
		Amount Paid	Percentage of	Payment of	Purchase/Sales	Commissions
	Aggregate	to Affiliated	Commissions	Commissions to	Directed to	Directed to
	Brokerage	Broker-	Paid to Affiliated	Affiliated Broker-	Research	Research
Portfolio	Commissions	Dealers*	Broker-Dealers*	Dealers	Providers	Providers
Multi-Managed Growth	$455,262	N/A	N/A	N/A	$121,098,377	$250,323
Multi-Managed Moderate Growth	$766,667	N/A	N/A	N/A	$207,229,748	$429,449
Multi-Managed Income/Equity	$43,829	N/A	N/A	N/A	$17	—
Multi-Managed Income	$14,836	N/A	N/A	N/A	$21	—
Asset Allocation: Diversified Growth	$515,345	N/A	N/A	N/A	$22,781,363	$35,298
Stock	$271,529	N/A	N/A	N/A	$53,803,356	$58,726
Large Cap Growth	$176,172	$1,545	0.88%	1.00%	$39,221,304	$34,264
Large Cap Composite	$96,345	N/A	N/A	N/A	$272,563,286	$559,643
Large Cap Value	$160,240	N/A	N/A	N/A	$25,973,516	$17,999
Mid Cap Growth	$136,456	N/A	N/A	N/A	$7,793,415	$6,010
Mid Cap Value	$181,328	$794	0.44%	2.97%	$47,010,984	$59,114

				Percentage of
				Amount of
				Transactions	Gross Dollar	Dollar
				Involving	Value of	Amount of
		Amount Paid	Percentage of	Payment of	Purchase/Sales	Commissions
	Aggregate	to Affiliated	Commissions	Commissions to	Directed to	Directed to
	Brokerage	Broker-	Paid to Affiliated	Affiliated Broker-	Research	Research
Portfolio	Commissions	Dealers*	Broker-Dealers*	Dealers	Providers	Providers
Small Cap	$967,637	N/A	N/A	N/A	$11,426,137	$11,758
International Equity	$1,131,525	$36,830	3.25%	3.82%	$124,362,787	$210,068
Diversified Fixed Income	$10,684	N/A	N/A	N/A	$56,034,989	$62,428
Strategic Fixed Income	$211	N/A	N/A	N/A	$14,465	$703
Cash Management	N/A	N/A	N/A	N/A	N/A	N/A
Focus Growth	$361,568	$10,075	2.79%	0.92%	$195,650,447	$198,883
Focus TechNet	$141,320	N/A	N/A	N/A	$97,845,819	$106,973
Focus Growth and Income	$381,915	$5,644	1.48%	1.00%	$239,926,934	$259,183
Focus Value	$295,253	$49,666	16.82%	13.02%	$37,542,533	$31,665
Allocation Growth	$0	N/A	N/A	N/A	N/A	N/A
Allocation Moderate Growth	$0	N/A	N/A	N/A	N/A	N/A
Allocation Moderate	$0	N/A	N/A	N/A	N/A	N/A
Allocation Balanced	$0	N/A	N/A	N/A	N/A	N/A
2007 Brokerage Commissions

				Percentage of
				Amount of
				Transactions	Gross Dollar
				Involving	Value of
		Amount Paid	Percentage of	Payment of	Purchase/Sales
	Aggregate	to Affiliated	Commissions	Commissions to	Directed to
	Brokerage	Broker-	Paid to Affiliated	Affiliated Broker-	Research
Portfolio	Commissions	Dealers*	Broker-Dealers*	Dealers	Providers
Multi-Managed Growth	$482,355	N/A	N/A	N/A	$6,378,127
Multi-Managed Moderate Growth	$804,883	N/A	N/A	N/A	$8,245,370
Multi-Managed Income/Equity	$48,148	N/A	N/A	N/A	$4,223,694
Multi-Managed Income	$16,301	N/A	N/A	N/A	$1,276,456
Asset Allocation: Diversified Growth	$539,541	N/A	N/A	N/A	$12,327,252
Stock	$216,611	N/A	N/A	N/A	$75,423,585
Large Cap Growth	$148,152	$14,506	9.79%	0.76%	$7,916,094
Large Cap Composite	$71,254	N/A	N/A	N/A	$4,218,201
Large Cap Value	$133,399	N/A	N/A	N/A	$14,061,374
Mid Cap Growth	$108,195	N/A	N/A	N/A	$2,063,612
Mid Cap Value	$113,302	$2,225	1.96%	1.00%	N/A
Small Cap	$959,767	$19,807	2.06%	0.19%	$952,436
International Equity	$1,037,158	$49,132	4.74%	4.13%	N/A
Diversified Fixed Income	$18,061	N/A	N/A	N/A	N/A
Strategic Fixed Income	$3,798	N/A	N/A	N/A	N/A
Cash Management	N/A	N/A	N/A	N/A	N/A
Focus Growth	$338,857	$5,862	1.73%	0.27%	$13,903,719
Focus TechNet	$144,028	N/A	N/A	N/A	$5,973,681
Focus Growth and Income	$234,030	$10,718	4.58%	0.47%	$8,622,182
Focus Value	$189,713	$11,573	6.10%	0.31%	$70,043,010
Allocation Growth	$0	N/A	N/A	N/A	N/A
Allocation Moderate Growth	$0	N/A	N/A	N/A	N/A
Allocation Moderate	$0	N/A	N/A	N/A	N/A
Allocation Balanced	$0	N/A	N/A	N/A	N/A

*	The Portfolios that effected transactions with affiliated broker-dealers, the dollar amounts and percentage of each individual broker-dealer transactions is as follows: Large Cap Growth: Goldman Sachs & Co ($5,619, 3.79%) Goldman Sachs Execution ($1,339, 0.90%) J.P. Morgan Securities, Inc.($7,548, 5.10%), Mid Cap Value: Goldman Sachs & Co. ($2,225, 1.96%), Small Cap: Citigroup Global Markets ($19,807, 2.06%), International Equity: Goldman Sachs ($28,279, 2.73%), Goldman Sachs (Asia) LLC ($20,853, 2.01%), Focus Growth: Banc of America, LLC ($5,862, 1.73%) Focus Growth & Income: Banc of America ($10,718, 4.58%), Focus Value: J. P. Morgan Securities, Inc. ($1,990, 1.05%) and M.J. Whitman, LLC ($9,563, 5.04%).

2006 Brokerage Commissions

				Percentage of
				Amount of
				Transactions	Gross Dollar	Dollar Amount
				Involving	Value of	of
		Amount Paid	Percentage of	Payment of	Purchase/Sales	Commissions
	Aggregate	to Affiliated	Commissions	Commissions to	Directed to	Directed to
	Brokerage	Broker-	Paid to Affiliated	Affiliated Broker-	Research	Research
Portfolio	Commissions	Dealers*	Broker-Dealers*	Dealers	Providers	Providers
Multi-Managed Growth	$306,712	N/A	N/A	N/A	$146,753,530	$261,665
Multi-Managed Moderate Growth	$507,128	N/A	N/A	N/A	$253,066,371	$447,540
Multi-Managed Income/Equity	$133,003	N/A	N/A	N/A	$78,576,138	$95,578
Multi-Managed Income	$55,681	N/A	N/A	N/A	$34,704,879	$43,362
Asset Allocation: Diversified Growth	$498,828	N/A	N/A	N/A	$727,438,706	$570,732
Stock	$311,167	N/A	N/A	N/A	$99,607	$100,176
Large Cap Growth	$108,595	$2,618	2.41%	0.53%	N/A	N/A
Large Cap Composite	$65,745	N/A	N/A	N/A	$43,312,177	$53,713
Large Cap Value	$91,292	N/A	N/A	N/A	$11,948,019	$11,851
Mid Cap Growth	$147,381	N/A	N/A	N/A	$3,212,170	$4,476
Mid Cap Value	$125,355	$3,966	3.16%	0.55%	N/A	N/A
Small Cap	$345,881	$12,796	3.70%	0.17%	$157,989,873	$303,563
International Equity	$538,851	$42,233	7.84%	1.95%	N/A	N/A
Diversified Fixed Income	$9,101	N/A	N/A	N/A	$254,136,707	N/A
Strategic Fixed Income	N/A	N/A	N/A	N/A	N/A	N/A
Cash Management	N/A	N/A	N/A	N/A	N/A	N/A
Focus Growth	$256,851	$5,373	2.09%	0.25%	$13,873,970	$20,901
Focus TechNet	$146,878	N/A	N/A	N/A	$19,592,660	$35,293
Focus Growth and Income	$222,322	$8,442	3.80%	2.00%	$122,836,838	$125,607
Focus Value	$194,932	$9,906	5.08%	0.33%	$28,314,465	$19,045
Allocation Growth	$0	N/A	N/A	N/A	N/A	N/A
Allocation Moderate Growth	$0	N/A	N/A	N/A	N/A	N/A
Allocation Moderate	$0	N/A	N/A	N/A	N/A	N/A
Allocation Balanced	$0	N/A	N/A	N/A	N/A	N/A

*	The Portfolios that effected transactions with affiliated broker-dealers, the dollar amounts and percentage of each individual broker-dealer transactions is as follows: Large Cap Growth: Goldman Sachs & Co ($2,618, 2.41%), Mid Cap Value: Goldman Sachs & Co. ($3,699, 3.16%), Small Cap: Citigroup Global Markets ($10,331, 2.99%) and Legg Mason Wood Walker, Inc. ($2,465, 0.71%), International Equity: Goldman Sachs ($30,006, 5.57%), Goldman Sachs (Asia) LLC ($11,611, 2.15%) and Goldman Sachs International ($616, 0.12%), Focus Growth: Banc of America, LLC ($1,095, 0.42%) and Credit Suisse Securities, Ltd ($4,278, 1.67%), Focus Growth & Income: Banc of America ($8,442, 3.80%), Focus Value: J. P. Morgan Securities, Inc. ($1,000, 0.51%) and M.J. Whitman, LLC ($8,906, 4.57%).

The policy of the Trust with respect to brokerage is reviewed by the Board from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.
The following table sets forth the value of the Portfolio’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of March 31, 2008.

		Debt/	Value
Portfolio	Broker-Dealer	Equity	(000’s)
Multi-Managed Growth	BANK OF AMERICA SECURITIES LLC	D	$703
	BARCLAYS BANK PLC	D	13
	BANK OF AMERICA	E	205
	CITIGROUP, INC.	D	377
	CHASE INVESTMENTS SVCS CORP.	D	67
	J.P. MORGAN SECURITIES, INC.	D	772
	LEHMAN BROTHERS, INC.	D	269
	MERRILL LYNCH PIERCE FENNER & SMITH, INC.	D	779
	GOLDMAN SACHS AND COMPANY	E	1,864
	CREDIT SUISSE FIRST BOSTON CORP.	D	431
	CITIGROUP, INC.	E	90
	GOLDMAN SACHS AND COMPANY	D	343
	J P MORGAN SECURITIES, INC.	E	219
	LEHMAN BROTHERS, INC.	E	676
	MERRILL LYNCH & CO., INC.	E	510
	STATE STREET BANK & TRUST	D	6,051

Multi-Managed Moderate Growth	BANK OF AMERICA CORP.	D	2,104
	CITIGROUP, INC.	D	1,176
	GOLDMAN SACHS GROUP, INC.	D	1,068
	J.P.MORGAN CHASE & CO.	D	2,389
	BANK OF AMERICA	E	345
	BEAR STEARNS CO., INC.	D	1,156
	CHASE INVESTMENTS SVCS CORP.	D	112
	GOLDMAN SACHS GROUP, INC.	E	2,457
	J.P. MORGAN CHASE & CO.	E	374
	MERRILL LYNCH & CO., INC.	D	2,604
	MERRILL LYNCH & CO., INC.	E	859
	CITIGROUP, INC.	E	152
	CREDIT SUISSE FIRST BOSTON CORP.	D	1,335
	LEHMAN BROTHERS, INC.	D	817
	LEHMAN BROTHERS, INC.	E	891
	BARCLAYS BANK PLC	D	19
	STATE STREET BANK & TRUST	E	10,552

Multi-Managed Income/Equity	BANK OF AMERICA CORP.	D	2,447
	BARCLAYS BANK PLC	D	44
	BANK OF AMERICA	E	292
	BEAR STEARNS SECURITIES CORP.	D	1,516
	CHASE INVESTMENTS SVCS CORP.	D	223
	CITIGROUP, INC.	D	1,460
	CITIGROUP, INC.	E	314

		Debt/	Value
Portfolio	Broker-Dealer	Equity	(000’s)
	CREDIT SUISSE FIRST BOSTON CORP.	D	1,307
	GOLDMAN SACHS AND COMPANY	D	1,291
	GOLDMAN SACHS AND COMPANY	E	1,266
	J P MORGAN SECURITIES, INC.	D	3,075
	J P MORGAN SECURITIES, INC.	E	314
	LEHMAN BROTHERS, INC.	D	988
	LEHMAN BROTHERS, INC.	E	442
	MERRILL LYNCH & CO., INC.	D	2,914
	MERRILL LYNCH & CO., INC.	E	402
	STATE STREET BANK & TRUST	E	1,091

Multi-Managed Income	BANK OF AMERICA CORP.	D	2,292
	BANK OF AMERICA	E	132
	BEAR STEARNS SECURITIES CORP.	D	1,363
	CHASE INVESTMENTS SVCS CORP.	D	103
	CITIGROUP, INC.	D	1,306
	CITIGROUP, INC.	E	57
	CREDIT SUISSE FIRST BOSTON CORP.	D	1,410
	GOLDMAN SACHS AND COMPANY	D	1,208
	GOLDMAN SACHS AND COMPANY	E	375
	J P MORGAN SECURITIES, INC.	D	2,074
	J P MORGAN SECURITIES, INC.	E	129
	LEHMAN BROTHERS, INC.	D	910
	LEHMAN BROTHERS, INC.	E	139
	MERRILL LYNCH & CO., INC.	D	2,650
	MERRILL LYNCH & CO., INC.	E	132
	BARCLAYS BANK PLC	D	19
	STATE STREET BANK & TRUST	E	927

Asset Allocation: Diversified Growth	BANK OF AMERICA CORP.	E	942
	CITIGROUP, INC.	E	519
	GOLDMAN SACHS GROUP, INC.	E	893
	J.P. MORGAN CHASE & CO.	E	1,055
	LEHMAN BROTHERS HOLDINGS, INC.	E	66
	MERILL LYNCH & CO., INC.	E	249
	BEAR STEARNS CO., INC.	D	169
	CITIGROUP, INC.	D	107
	CREDIT SUISSE FIRST BOSTON USA, INC.	D	403
	DEUTSCHE BANK	E	122
	J.P. MORGAN CHASE & CO.	D	1,409
	LEHMAN BROTHERS HOLDING, INC.	D	449
	MERRILL LYNCH & CO.	D	215
	UBS AG	E	697
	GOLDMAN SACHS GROUP, INC.	D	15,510
	BANK OF AMERICA CORP.	D	358
	DEUTSCHE BANK SECURITIES, INC.	D	13
	BARCLAYS BANK PLC	D	33
	BARCLAYS BANK PLC	E	1,786

Stock	GOLDMAN SACHS GROUP, INC.	E	1,455
	STATE STREET BANK & TRUST	E	4,669

Large Cap Growth	GOLDMAN SACHS GROUP, INC.	E	3479
	STATE STREET BANK & TRUST CO.	D	2,605
	LEHMAN BROTHERS HOLDINGS, INC.	E	1,157
	MERRILL LYNCH & CO., INC.	E	858

		Debt/	Value
Portfolio	Broker-Dealer	Equity	(000’s)
	STATE STREET BANK & TRUST	E	200

Large Cap Composite	CITIGROUP, INC.	E	415
	LEHMAN BROTHERS HOLDINGS, INC.	E	24
	MERRILL LYNCH & CO., INC.	E	47
	BEAR STEARNS COS., INC.	E	1
	GOLDMAN SACHS	E	161
	STATE STREET BANK & TRUST CO.	E	305
	STATE STREET BANK & TRUST CO.	D	491
	BANK OF AMERICA SECURITY LLC	E	451

Large Cap Value	BANK OF AMERICA CORP.	E	7,566
	STATE STREET CORP.	E	294
	UBS AG	E	657
	BEAR STEARNS CO., INC.	E	24
	CITIGROUP, INC.	E	3,900
	GOLDMAN SACHS GROUP, INC.	E	1,937
	J.P. MORGAN CAHSE & CO.	E	9,422
	LEHMAN BROTHERS HOLDINGS, INC.	E	392
	MERRILL LYNCH & CO., INC.	E	2,383
	STATE STREET BANK AND TRUST CO.	D	120

Mid Cap Growth	STATE STREET BANK & TRUST CO.	D	100

Mid Cap Value	STATE STREET BANK & TRUST CO.	D	4,441

Small Cap	STATE STREET BANK & TRUST CO.	D	12,240

International Equity	DEUTSCHE BANK SECURITIES, INC.	E	579
	CREDIT SUISSE FIRST BOSTON	E	1,613
	UBS AG	E	1,954
	STATE STREET BANK & TRUST CO.	D	7,048

Diversified Fixed Income	BANK OF AMERICA CORP.	D	2,419
	BEAR STEARNS & CO., INC.	D	2,995
	CITIGROUP, INC.	D	225
	CHASE INVESTMENT SERVICES CORP.	D	640
	BANK OF AMERICA	D	1,301
	J. P. MORGAN CHASE & CO.	D	1,332
	LEHMAN BROTHERS HOLDINGS, INC	D	849
	MERRILL LYNCH & CO., INC.	D	394
	JP MORGAN CHASE & CO.	D	1,819
	CITIGROUP GLOBAL MARKETS, INC.	D	1,827
	STATE STREET BANK & TRUST CO.	D	4,704
	LEHMAN BROTHERS, INC.	D	1,941
	MERRILL LYNCH & CO., INC.	D	1,874
	BEAR STEARNS & CO INC	D	632
	GOLDMAN SACHS GROUP, INC.	D	2,069

Cash Management	JP MORGAN CHASE CO.	D	4,000
	MERRILL LYNCH & CO., INC	D	750
	CITIGROUP, INC.	D	2,984

Focus Growth	STATE STREET BANK & TRUST CO.	D	10,698

Focus TechNet	STATE STREET BANK & TRUST CO.	D	2,989

		Debt/	Value
Portfolio	Broker-Dealer	Equity	(000’s)
Focus Growth and Income	STATE STREET BANK & TRUST	D	11,768

Focus Value	STATE STREET BANK & TRUST CO.	D	7,592
	BANK OF AMERICA	E	4,284
	MERRILL LYNCH & CO., INC	E	5,011

Strategic Fixed Income	J.P. MORGAN SECURITIES, INC.	D	442
	BEAR STEARNS CO, INC.	D	979
	CITIGROUP, INC.	D	2,232
	BANC OF AMERICA	D	1,028
	MERRILL LYNCH	D	496
A Manager and its respective affiliates may manage, or have proprietary interests in, accounts with similar, dissimilar or the same investment objective as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio’s investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account’s adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.
If determined by a Manager to be beneficial to the interests of the Trust, partners and/or employees of the Manager may serve on investment advisory committees, which will consult with the Manager regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio’s proposed investment activities that is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.
It is possible that a Portfolio’s holdings may include securities of entities for which a Manager or its affiliate performs investment banking services as well as securities of entities in which the Manager or its affiliate makes a market. From time to time, such activities may limit a Portfolio’s flexibility in purchases and sales of securities. When a Manager or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.
Because each Managed Component of a Multi-Managed Seasons Portfolio and each separate portion of a Multi-Managed Seasons Select Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components or separate portion, resulting in higher brokerage commissions for the Portfolio.
GENERAL INFORMATION
Custodian. State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust’s custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.
Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers LLP (“PwC”), 1201 Louisiana Street, Suite 2900, Houston, TX 77002, has been selected as the Trust’s independent registered public accounting firm. PwC performs an annual audit of the Trust’s financial statements and provides tax advisory services, tax return preparation and accounting services relating to filings with the SEC. The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019-6099, has been selected to provide legal counsel to the Trust.

Reports to Shareholders. Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information. The Trust files schedules of its portfolio holdings with the SEC for the first and third quarters of each fiscal year (June 30th and December 31st) on Form N-Q. Shareholders may obtain Form N-Q by visiting the SEC’s website at http://www.sec.gov or visiting the SEC’s Public Reference Room. Information on the operation of the Public Reference Room may be obtained by calling (202) 942-8900.
Shareholder and Trustee Responsibility. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.
Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.
Registration Statement. A registration statement has been filed with the SEC under the Securities Act and the 1940 Act. The Prospectuses and this SAI do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the SEC, Washington, D.C., to all of which reference is hereby made.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility. The Trust has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Trust and the Trust’s investment adviser, SunAmerica (i.e., representatives form the investment legal and compliance departments). The policies and procedures enable the Trust to vote proxies in a manner consistent with the best interests of the Trust’s shareholders. Except as otherwise described below regarding case-by-case voting matters, neither SunAmerica nor any Manager has discretion concerning proxy voting decisions.
The Trust has retained a proxy voting service, the Institutional Shareholders Services (“ISS”), to effect votes on behalf of the Trust according to the Trust’s policies and procedures, and to assist the Trust with certain responsibilities including recordkeeping of proxy votes.

Company Management Recommendations. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company’s management. In holding portfolio securities, the Trust is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Trust’s policies and procedures therefore provide that the Trust will generally vote in support of management recommendations on most corporate matters. When a Trust’s portfolio manager is dissatisfied with a company’s management, the Trust typically will sell the holding.
Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. The Proxy Voting Committee has established proxy voting guidelines. In these circumstances, the Trust may request guidance or a recommendation from the proxy voting committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Trust’s shareholders.
Examples of the Trust’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Trust’s voting positions on specific matters:
•	Vote with management recommendations on most corporate matters;

•	Vote on a case-by-case basis on proposals to increase or decrease authorized common stock;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank checks” preferred stock);

•	Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the portfolio’s objective is directly related to the social or environmental matter in question;[1]

•	Not vote proxies for index funds/portfolios and passively managed portfolios;[2] and

•	Vote on a case-by-case basis on equity compensation plans..
Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Trust’s proxy voting guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidelines or recommendations of the independent proxy voting agent.
However, if a situation arises where a vote presents a conflict between the interests of a Trust’s shareholders and the interests of SunAmerica, the Trust’s, or one of SunAmerica’s affiliates, and the conflict is known to the Trust, senior management of the Trust and SunAmerica, including the proxy voting committee, will consult with the Independent Chairman of the Board or, if not available, an Independent Trustee. Any individual with a known conflict may be

[1]	In these circumstances, the Portfolio will consider the effect that the vote’s outcome may have on the issuing company and the value of its securities as part of the Portfolio’s overall investment evaluation of whether to retain or sell the company’s securities. The Portfolio will either retain or sell the securities according to the best interests of the portfolio’s shareholders.

[2]	The Board has determined that the costs of voting proxies for passively managed Portfolios will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Portfolio retains a particular security. That is, the Portfolio will retain or sell a particular security based on objective, rather than subjective, criteria.

required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and determine the vote to ensure that the Trust selects the vote that is in the best interests of the Trust’s shareholders.
Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring for the maintenance of records of each proxy vote cast on behalf of the Trust. Information regarding how each Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ending June 30th has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling toll free 1-800-445-7862, and (2) on the SEC’s website at http://www.sec.gov.
Disclosure of Portfolio Holdings Policies and Procedures
The Board has adopted policies and procedures relating to disclosure of the Portfolios’ securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their participants) are met, the Trust does not provide or permit others to provide information about the Portfolios’ holdings on a selective basis.
The Trust makes the Portfolios’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Trust’s fiscal quarter.
In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information is generally made available through the Trust’s website, marketing communications (including printed advertising and sales literature), and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Portfolio’s holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Trust. The Trust’s Chief Compliance Officer and/or the Adviser’s legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Trust and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.
The Trust’s executive officers and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios’ participants and the Portfolios’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary for the Portfolios’ operation or useful to the Portfolios’ participants without compromising the integrity or performance of the Portfolios.
At each quarterly meeting of the Board, the Trustees review a report disclosing the third parties to whom the Portfolios’ holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its participants.
•	Subadvisers. Each subadviser is continuously provided with the entire portfolio holdings for each Portfolio that it subadvises on a daily basis. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio’s holdings that it subadvises. In the event a sub-adviser is engaged to assume sub-advisory duties of a Portfolio, the Trust routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties.

•	PwC. PwC is provided with entire portfolio holdings information during periods in which it performs its audits of the Portfolios’ financial statements. PwC does not disclose to third parties information regarding the Portfolios’ holdings.

•	State Street Bank and Trust Company (“State Street”). State Street, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. State Street does not disclose or release information regarding the Portfolios’ holdings except as instructed by the Portfolio.

•	Lipper. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis. This information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Morningstar. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual Portfolios may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s DataLab product, entire portfolio holdings information is available to subscribers approximately within one week of Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

•	Standard & Poors (“S&P”). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio’s asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

•	Bloomberg. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

•	Thompson Financial. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial’s various databases within a few days of its receipt.

•	Financial Printers. Portfolio Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

•	Investment Company Institute (“ICI”). Portfolio Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio’s holding information publicly.

•	Plexus Group. State Street provides purchase and sale information with respect to the Portfolios’ equity holdings on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolios and Plexus does not disclose publicly the information they receive or the reports they prepare. SunAmerica’s contract with Plexus includes a confidentiality clause.

•	Institutional Shareholders Services (“ISS”). ISS downloads weekly portfolio information (i.e. custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of a Portfolio, evaluating the Portfolio’s eligibility for participating in, and filing proofs of claim on behalf of, the Portfolio in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Portfolio’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.
FINANCIAL STATEMENTS
The Trust’s audited financial statements for the fiscal year ended March 31, 2008 are incorporated into this SAI by reference to its 2008 annual report to shareholders. You may request a copy of the reports at no charge by calling (800) 445-7862 or writing the Trust at P.O. Box 54299, Los Angeles, California, 90054-0299.

APPENDIX
Moody’s Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Moody’s Long-Term Rating Definitions:

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Moody’s Money Market and Bond Fund Ratings
Moody’s Money Market and Bond Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term and long-term fixed income obligations, respectively. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, as well as the management characteristics of the fund. The ratings are not intended to consider the prospective performance of a fund with respect to appreciation, volatility of net asset value, or yield.

Aaa	Money Market Funds and Bond Funds rated Aaa are judged to be of an investment quality similar to Aaa-rated fixed income obligations — that is, they are judged to be of the best quality.

Aa	Money Market Funds and Bond Funds rated Aa are judged to be of an investment quality similar to Aa-rated fixed income obligations — that is, they are judged to be of high quality by all standards.

A	Money Market Funds and Bond Funds rated A are judged to be of an investment quality similar to A-rated fixed income obligations — that is, they are judged to possess many favorable investment attributes and are considered as upper-medium-grade investment vehicles.

Baa	Money Market Funds and Bond Funds rated Baa are judged to be of an investment quality similar to Baa-rated fixed income obligations — that is, they are considered as medium-grade investment vehicles.

Ba	Money Market Funds and Bond Funds rated Ba are judged to be of an investment quality similar to Ba-rated fixed income obligations — that is, they are judged to have speculative elements.

B	Money Market Funds and Bond Funds rated B are judged to be of an investment quality similar to B-rated fixed income obligations — that is, they generally lack characteristics of a desirable investment.

Caa	Money Market Funds and Bond Funds rated Caa are judged to be of an investment quality similar to Caa-rated fixed income obligations — that is, they are of poor standing.

Ca	Money Market Funds and Bond Funds rated Ca are judged to be of an investment quality similar to Ca-rated fixed income obligations — that is, they represent obligations that are speculative in a high degree.

C	Money Market Funds and Bond Funds rated C are judged to be of an investment quality similar to C-rated fixed income obligations — that is, they are the lowest-rated class of bonds.

Note: Numerical modifiers 1, 2 and 3 may be appended to each rating classification from Aa to Caa. The modifier 1 indicates that the fund or similar investment vehicle ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the fund or similar investment vehicle ranks in the lower end of its letter rating category.
Moody’s Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
Standard & Poor’s Issue Credit Rating Definitions
A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.
Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Standard & Poor’s Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:
•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.

C	A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Standard & Poor’s Short-Term Issue Credit Ratings

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.	A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3	A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Standard & Poor’s Active Qualifiers (Currently applied and/or outstanding)

i	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L	Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p	This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi	Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr	The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.
t	This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Standard & Poor’s Inactive Qualifiers (No longer applied or outstanding)
*	This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c	This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q	A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r	The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch International Long-Term Credit Ratings
International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.
The following rating scale applies to foreign currency and local currency ratings:
Investment Grade

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB	Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.
•	For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of R1 (outstanding).
CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).
CC
•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).
C
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; — the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or — the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
Fitch International Short-Term Credit Ratings
The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
Notes to Fitch International Long-Term and Short-Term Ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)
Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.
Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period.
Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.
Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.
Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.
Interest Only Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
Principal Only Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.
Rate of Return Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
“PIF” Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

“NR” Indicates that Fitch Ratings does not rate the issuer or issue in question.
“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.